VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Annuity Account B

Voya Ascend Annuity

CONTRACT PROSPECTUS – DECEMBER 21, 2017

The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract (the “Contract”) issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” or “our”). The Contract is issued to the Contract Owner (“you and your”) as either a nonqualified Contract or a qualified Contract, meaning as a traditional Individual Retirement Annuity (“IRA”) under sections 408(a) and (b) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), a Roth IRA under section 408A of the Tax Code, a SEP IRA under section 408(k) of the Tax Code, or a SIMPLE IRA under section 408(p) of the Tax Code. This prospectus sets forth the information you ought to know before investing. You should read it carefully and keep it for future reference.

The Contract provides a means for you to allocate Premium and Accumulation Value to one or more of the following investment options:

•     Index Segments permit you to receive a rate of return based on the percentage change in an applicable Index over the Segment Term (“Index Credit Rates”). Index Credit Rates may be positive or negative. If Index Credit Rates are positive, they will be limited by a Cap Rate or Participation Rate, as applicable. If Index Credit Rates are negative, you could lose money on your investment to the extent that the loss exceeds the Buffer for that Index Segment. The currently available Index Segments with their applicable Indexes, Segment Terms and Buffers are listed on the second page of this prospectus.

•     The Fixed Rate Strategy is an investment option that earns a declared Fixed Interest Rate and provides both a minimum rate guarantee and a Minimum Guaranteed Value.

•     Subaccounts of Variable Annuity Account B, a separate account of the Company, each which invests in one of the following underlying Funds:

>   Voya Retirement Conservative Portfolio (Class ADV)

>   Voya Retirement Growth Portfolio (Class ADV)

>   Voya Retirement Moderate Portfolio (Class ADV)

PLEASE REFER TO PAGE 13 OF THIS PROSPECTUS FOR A DISCUSSION OF THE RISK FACTORS ASSOCIATED WITH THE CONTRACT.

There is a substantial risk that you may lose principal in the Index Segments because you absorb any losses that are greater than the Buffer for each Index Segment on the Segment End Date. Additionally, because of methods used to calculate available balances for early Withdrawals from the Index Segments, you may lose principal even if the change in a selected Index is positive at the time of the early Withdrawal. You also bear the risk that you may receive less than your principal if you invest in a Subaccount and/or if a Surrender Charge is applied upon Surrender or Withdrawal.

The guarantees under the Contract, including the benefits associated with investment in Index Segments, are subject to the Company’s financial strength and claims-paying ability and the Contract is not a direct investment in an Index or mutual fund.

Variable and index-linked annuity contracts are complex insurance and investment vehicles and before investing in the Contract, you should discuss with your financial representative whether the Contract is appropriate based upon your financial situation and objectives.

Right to Examine Period. You have the right to examine your Contract and return it to us within 15 days of its receipt (or longer as state law may allow or when issued as a replacement contract). If so returned, unless otherwise noted herein, we will promptly pay you the Accumulation Value as of the date the returned Contract is received by us, which may be more or less than the Initial Premium you paid for the Contract. See the Free Look/Right to Cancel section on page 21.

Capitalized Terms. Please see the GLOSSARY OF TERMS USED IN THIS PROSPECTUS beginning on page 4 for the definition of capitalized terms used on this page and throughout this prospectus.

Getting Additional Information. You may obtain the December 21, 2017, Statement of Additional Information (“SAI”) associated with this prospectus free of charge by indicating your request on your application materials or by contacting Customer Service at P.O. Box 10450, Des Moines, Iowa 50306-0450, 1-888-854-5950. The SAI is incorporated by reference into this prospectus, and its table of contents appears on page 89. You may also obtain a prospectus or SAI for any of the Funds without charge in the same way. The Contract prospectus, the SAI and other information about Variable Annuity Account B may be obtained without charge by accessing the Securities and Exchange Commission (“SEC”) website, www.sec.gov. The SEC maintains a web site (www.sec.gov) that contains the SAI, material incorporated by reference, and other information about us, which we file electronically. The reference numbers assigned to the Contract offered through this prospectus are 333-220690 and 333-220693. If you received a summary prospectus for an underlying Fund available through the Contract, you may obtain a full prospectus and other information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOTE:  FDIC/NCUA INSURED; A DEPOSIT OF A BANK; BANK GUARANTEED; NOR INSURED BY ANY FEDERAL GOVERNMENT AGENCY. MAY LOSE VALUE.

CONTRACT PROSPECTUS – DECEMBER 21, 2017 (CONTINUED)

Index Segments

The Index Segments currently open and available under the Contract are:

Point to Point Cap with Buffer Index Strategy

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	5%
Russell 2000 Index	1 year	10%
Russell 2000 Index	3 years	10%
Russell 2000 Index	3 years	20%
Russell 2000 Index	6 years	10%
Russell 2000 Index	6 years	20%
Russell 2000 Index	6 years	30%
S&P 500 Index	1 year	5%
S&P 500 Index	1 year	10%
S&P 500 Index	3 years	10%
S&P 500 Index	3 years	20%
S&P 500 Index	6 years	10%
S&P 500 Index	6 years	20%
S&P 500 Index	6 years	30%

Point to Point Participation with Buffer Index Strategy

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	10%
Russell 2000 Index	3 years	10%
Russell 2000 Index	3 years	20%
Russell 2000 Index	6 years	10%
Russell 2000 Index	6 years	20%
Russell 2000 Index	6 years	30%
S&P 500 Index	1 year	10%
S&P 500 Index	3 year	10%
S&P 500 Index	3 years	20%
S&P 500 Index	6 years	10%
S&P 500 Index	6 years	20%
S&P 500 Index	6 years	30%

We may, in our discretion, offer other Index Segments in the future with different Indexes, different Segment Terms or different Buffers. Additionally, we reserve the right to cease to offer a specific Index Segment or Index or cease accepting allocations of Additional Premium or Accumulation Value to any Index Segments or to the Contract. We will provide advance Notice to You of any such changes. Not all Buffers may be available at all times and we may offer different Segment Terms and Buffers on Contracts purchased through registered investment advisors.

Compensation. We may pay compensation to broker/dealers whose registered representatives sell the Contract. See the SELLING THE CONTRACT ‒ Compensation Agreements section on page 58.

Exchanges. Your agent/registered representative should only recommend an exchange (replacement) if it is in your best interest and only after evaluating your personal and financial situation and needs, tolerance for risk and the financial ability to pay for the Contract.

VASC                                                                   2

VASC                                                                   3

GLOSSARY OF TERMS USED IN THIS PROSPECTUS

This glossary defines the terms used throughout the prospectus that have special meaning. The page references are to sections of the prospectus where more information can be found about a special term.

Accumulation Unit Value:  The value of an accumulation unit for a Subaccount of Variable Annuity Account B. Each Subaccount of Variable Annuity Account B has its own Accumulation Unit Value, which may increase or decrease from day to day based on the investment performance of the underlying Fund in which it invests. See page 41.

Accumulation Value:  On the Contract Date, the Accumulation Value equals the Initial Premium paid less any premium tax, if applicable. Thereafter, the Accumulation Value will equal the sum of the value for each Index Segment, the Fixed Rate Strategy and each Subaccount of Variable Annuity Account B to which Premium is allocated. See page 21.

Additional Premium:  Any payment, other than the Initial Premium, made by you and accepted by us for the Contract. See page 9.

Annuitant:  The individual designated by you and upon whose life Annuity Payments are based. There may be two Annuitants after the Annuity Commencement Date. The Annuitant on the Contract Date is shown on the first page of the Contract. See page 18.

Annuity Commencement Date:  The date on which Annuity Payments commence, and the latest Annuity Commencement Date is the Contract Anniversary on or next following the Annuitant’s 95th birthday. See page 10.

Annuity Payments:  Periodic payments made by us to you or, subject to our consent in the event the payee is not a natural person, to a payee designated by you. See page 47.

Annuity Plan:  An option elected by you that determines the frequency, duration and amount of the Annuity Payments. See page 48. If no Annuity Plan has been elected as of the latest Annuity Commencement Date, fixed Annuity Payments will be made for the life of the Annuitant, with payments guaranteed for 120 months.

Beneficiary:  The individual or entity you select to receive the Death Benefit. See page 19.

Buffer:  The maximum percentage loss in an Index that the Company absorbs on a Segment End Date before an Index Segment will lose value. A Contract Owner bears any loss of value that exceeds the Buffer. You may elect from the Buffers that are available for each Index Segment on the Segment Start Date. See page 30. The available Buffers are shown on the second page of this prospectus.

Business Day:  Any day that the New York Stock Exchange (“NYSE”) is open for trading, exclusive of federal holidays, or any day the SEC requires that Funds be valued.

Cap Rate:  The maximum percentage of gain in an Index that may be realized through an Index Segment over the Segment Term (i.e., from the point of the Segment Start Date to the point of the Segment End Date). We declare the Cap Rate on the Segment Start Date. See page 30.

Cash Surrender Value:  The amount you receive upon Surrender of the Contract which equals the greater of (1) the Accumulation Value minus any applicable Surrender Charges, or (2) the sum of the value of each Index Segment and each Subaccount, minus any applicable charges, and the Fixed Rate Strategy Minimum Guaranteed Value. See page 41.

Company, we, us or our:  Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut. See page 17.

VASC                                                                   4

Contingent Annuitant:  The individual who is not an Annuitant and will become the Annuitant if the named Annuitant dies prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable. See page 19.

Contract:  The flexible premium deferred combination variable and fixed annuity contract described in this prospectus, together with any attached application, Riders or Endorsements.

Contract Anniversary:  The same day and month each year as the Contract Date. If the Contract Date is February 29th, in non-leap years, the Contract Anniversary will be March 1st.

Contract Date:  The date on which the Contract becomes effective. The Contract Date is used to determine Contract Years and Contract Anniversaries. The Contract Date is shown on the first page of the Contract.

Contract Year:  A period beginning on any Contract Anniversary (or in the first Contract Year only, beginning on the Contract Date) and ending on the day preceding the next Contract Anniversary.

Customer Service:  The location from which we service the Contract. The mailing address and telephone number of Customer Service is P.O. Box 10450, Des Moines, Iowa 50306-0450, 1-888-854-5950.

Death Benefit:  The amount payable to the Beneficiary upon death of any Owner (or the death of the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date. See page 45.

Endorsements:  Attachments to the Contract that add to, amend, change, modify or supersede the Contract’s terms or provisions.

Excess Transfer:  Any transfer among the Subaccounts after 12 transfers have occurred within any Contract Year. See page 23.

Extended Medical Care:  Confinement in a Hospital or Nursing Home prescribed by a Qualifying Medical Professional. See page 22.

Fixed Interest Rate:  The declared annual interest rate(s) applicable to the Fixed Rate Strategy. The Company determines the interest rate in its sole discretion, subject to a minimum rate guarantee. See page 33.

Fixed Rate Strategy:  An investment option that applies a declared Fixed Interest Rate to the Premium and/or Accumulation Value allocated to this strategy. See page 33.

Free Amount Percentage:  This is the amount you may withdraw without any Surrender Charge. It equals 10% of the Contract’s Accumulation Value as determined on the date of the first Withdrawal during the Contract Year. See page 43. The Free Amount Percentage is not available during the first Contract Year and is not applicable to Surrenders.

Fund:  The mutual fund in which a Subaccount invests. See page 34.

Hospital or Nursing Home:  A hospital or a skilled care or intermediate care nursing facility, operating as such according to applicable law and at which medical treatment is available on a daily basis. This does not include a rest home or other facility whose primary purpose is to provide accommodations, board or personal care services to individuals who do not need medical or nursing care. See Page 23.

Index:  A securities, bond, exchange-traded fund (“ETF”) or other index used in calculating the Index Change for an Index Segment. See page 26. The Indexes for currently available Index Segments are listed on the second page of this prospectus.

VASC                                                                   5

Index Change:  The percentage change in the Index Value of the applicable Index from the Segment Start Date to any Business Day thereafter, up to and including the Segment End Date. The Index Change percentage may be negative, zero or positive. See page 36.

Index Credit Rate:  The Index Change for an Index Segment after application of the Cap Rate or Participation Rate, as applicable, and the Buffer. An Index Credit Rate can be negative, zero or positive, and if negative you can lose money on your investment. See page 36.

Index Segment:  An investment option available through an attached Index Strategy Rider for which the performance is determined based upon a specific Index, Segment Term, Buffer and Cap Rate or Participation Rate, as applicable. The Indexes, Segment Terms and Buffers for the currently open and available Index Segments are shown in the tables on page 2. See also page 25.

Index Strategy Riders:  The Point to Point Cap with Buffer Index Strategy Rider and the Point to Point Participation with Buffer Index Strategy Rider, which make the Index Segments available through the Contract. See page 25.

Index Value:  The reference price used to determine the Index Change for an Index Segment. It excludes any dividends that may be paid by the firms that comprise the Index. The Index Value on a Segment Start Date, Segment End Date and any day in between is the Index Value at the close on business on the Business Day immediately prior to that date. See page 36.

Initial Premium:  The payment made by you to us to put the Contract into effect. See page 20.

Insurable Interest:  A lawful and substantial economic interest in the continued life of a person. See page 61.

Interim Segment:  An administrative “holding” account for Premium and Accumulation Value before being allocated to the various investment options according to your instructions. We currently use the Fixed Rate Strategy as the Interim Segment, although we may change the Interim Segment to a Subaccount designated by us upon Notice to You. See page 15.

Interim Value:  The value of an Index Segment on any date between the Segment Start Date and the Segment End Date. See Page 37. The Interim Value is not the value of the Interim Segment, and Interim Value calculations are not used to determine the value of the Interim Segment.

IRA:  A qualified Contract issued as a traditional Individual Retirement Annuity under Sections 408(a) and 408(b) of the Tax Code, a Roth IRA under Section 408A of the Tax Code, a SEP IRA under Section 408(k) of the Tax Code, or a SIMPLE IRA issued under Section 408(p) of the Tax Code.

Irrevocable Beneficiary:  A Beneficiary whose rights and interests under the Contract cannot be changed without his, her or its consent. See page 19.

Joint Owner:  An individual who, along with another individual Owner, is entitled to exercise the rights incident to ownership. Both Joint Owners must agree to any change or the exercise of any rights under the Contract. The Joint Owner may not be an entity and may not be named if the Owner is an entity. The Joint Owner, if any, on the Contract Date is shown on the first page of the Contract. See page 18.

Maturity Age:  The age upon which the latest Annuity Commencement Date is based, which is age 95. See page 10.

Notice to Us:  Notice made in a form that:  (1) is approved by, or is acceptable to, us; (2) is given with such clarity and completeness and has the information and any documentation we determine to be necessary to take the action requested or exercise the right specified without the exercise of any discretion on our part; and (3) is received by us at Customer Service. Under certain circumstances, we may permit you to provide Notice to Us by telephone or electronically.

VASC                                                                   6

Notice to You:  Written notification mailed to your last known address. A different means of notification may also be used if you and we mutually agree. When action is required by you, the time frame and manner for response will be specified in the Notice to You.

Owner:  The individual (or entity) that is entitled to exercise the rights incident to ownership. The terms “you” or “your,” when used herein, refer to the Owner. The Owner on the Contract Date is shown on the first page of the Contract. See page 18.

Participation Rate:  The percentage of gain in an Index that will be realized through an Index Segment over the Segment Term (i.e., from the point of the Segment Start Date to the point of the Segment End Date). We declare the Participation Rate on the Segment Start Date. See page 30.

Point to Point Cap with Buffer Index Strategy:  The investment strategy made available through the Point to Point Cap with Buffer Index Strategy Rider. Under this strategy investment performance of an Index Segment will depend, in part, on the Cap Rate we declare for the Index Segment. See page 25.

Point to Point Participation with Buffer Index Strategy:  The investment strategy made available through the Point to Point Participation with Buffer Index Strategy Rider. Under this strategy investment performance of an Index Segment will depend, in part, on the Participation Rate we declare for the Index Segment. See page 25.

Premium:  Collectively the Initial Premium and any Additional Premium. See page 9.

Premium Date:  The date a Premium is applied to the Contract.

Proof of Death:  The documentation we deem necessary to establish that death has occurred including, but not limited to:  (1) a certified copy of a death certificate; (2) a finding of a court of competent jurisdiction as to the cause of death; or (3) any other proof we deem in our discretion to be satisfactory to us.

Pro-rated Cap Rate:  Equal to the result of the Cap Rate for an Index Segment multiplied by a quotient of the number of days elapsed in the Segment Term divided by the total number of days in the Segment Term. See page 38.

Pro-rated Index Credit Rate:  Equal to the result of the Index Change since the Segment Start Date multiplied by the Participation Rate and further multiplied by the quotient of the number of days elapsed in the Segment Term divided by the total number of days in the Segment Term. See page 39.

Qualifying Medical Professional:  A legally licensed practitioner of the healing arts who:  (1) is acting within the scope of his or her license; (2) is not a resident of your household or that of the Annuitant; and (3) is not related to you or the Annuitant by blood or marriage. See page 23.

Rate Threshold:  The minimum declared Cap Rate or Participation Rate, as applicable, you set for an Index Segment that must be met in order for Premium or Accumulation Value to be allocated to the Index Segment on the Segment Start Date. See page 31.

Right to Examine Period:  The period of time during which you have the right to return the Contract for any reason, or no reason at all, and receive the payment as described in the Right to Examine and Return The Contract provision appearing on the first page of the Contract. See page 21.

Segment End Date:  The date on which the Segment Term ends. Segment End Dates are the 25th day of the month for the applicable Segment Term.

Segment Participation Requirements:  The requirements that must be met before Premium or Accumulation Value may be allocated to an Index Segment. See page 31.

VASC                                                                   7

Segment Start Date:  The date on which the Segment Term begins. Segments Start Dates are the 25th day of the month for the applicable Segment Term.

Segment Term:  The period beginning on the Segment Start Date and ending on the Segment End Date. See page 29. The available Segment Terms are shown on the second page of this prospectus.

Subaccount(s):  Division(s) of Variable Annuity Account B that are investment options under the Contract. Each Subaccount invests in a corresponding underlying Fund. See page 9.

Surrender:  A transaction in which the entire Cash Surrender Value is taken from the Contract. See page 41.

Surrender Charge:  A charge applied to certain Withdrawals and to a Surrender that will reduce the Accumulation Value and the amount paid to you. See page 22.

Systematic Withdrawal:  A transaction in which a portion of the Cash Surrender Value is automatically withdrawn according to a regular schedule (i.e., monthly). See page 43.

Tax Code:  The Internal Revenue Code of 1986, as amended.

Terminal Condition:  An illness or injury that results in a life expectancy of twelve months or less, as measured from the date of diagnosis by a Qualifying Medical Professional.

Valuation Period:  The time from the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Standard Time) on one Business Day to the close of regular trading on the next succeeding Business Day.

Variable Annuity Account B:  Voya Retirement Insurance and Annuity Company Variable Annuity Account B, a segregated asset separate account that supports variable annuity contracts of the Company. The Variable Annuity Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended and it also meets the definition of “separate account” under the federal securities laws. See page 34.

“We”, “our” or “us”:  When used in the Contract and this prospectus, means Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut.

Withdrawal:  A transaction in which only a portion of the Cash Surrender Value is taken from the Contract.

Withdrawal Adjustment:  The cumulative percentage reduction applied to the value of an Index Segment as a result of all Withdrawals from the Index Segment during the Segment Term. The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage of Index Segment value withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage reduction for each Withdrawal during the Segment Term is then multiplied together to determine the overall Withdrawal Adjustment. See page 39.

VASC                                                                   8

Synopsis – The Contract

This Synopsis provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and the Contract. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. It also sets forth information you should know before making the decision to purchase the Contract. Certain features and benefits may vary depending on the state in which your Contract is issued. An applicant may review a copy of the Contract and any Endorsement or rider to it upon request.

The Annuity Contract

You can use the Contract to save money for retirement and to receive retirement income for life. It is not meant to be used to meet short-term financial goals. The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract.

How does the Contract work?

We will issue the Contract if the Annuitant and the Owner (if an individual) are age 80 or younger at the time of application. An Insurable Interest between the Owner and the Annuitant must exist at the time we issue the Contract.

The minimum initial payment, known as the Initial Premium, for the Contracts is $25,000. Additional payments, known as Additional Premium, must be at least $1,000. We may limit Additional Premium in our sole discretion.

Premiums cannot total more than $1,500,000 unless you receive approval from us.

The Contract is between you and us. You pay Premium into your Contract, and we agree to make payments to you starting when you elect to begin receiving Annuity Payments.

Before the Annuity Commencement Date you can allocate Premium or Accumulation Value among the various available investment options:

•     Index Segments. These investment options permit you to receive a rate of return (“Index Credit Rate”) based on the Index Change in an applicable Index over the Segment Term. The Index Change may be positive or negative. If positive, the Index Change is subject to either a Cap Rate or a Participation Rate. A Cap Rate limits the maximum percentage of the Index Change you will realize (e.g., a 6% Cap Rate will limit the Index Credit Rate to 6%, even if the Index Change is greater than 6%). A Participation Rate sets the percentage of Index Change you will realize (e.g., a 50% Participation Rate means you will receive 50% of any positive Index Change). If the Index Change is negative, you could lose money on your investment. Negative Index Credit Rates will be absorbed by the Company to the extent of any Buffer (e.g., a 10% Buffer will reduce a -15% Index Credit Rate to -5%). Amounts withdrawn before the end of a Segment Term will not get the full benefit of any positive Index Change up to the date of the Withdrawal. The currently available Index Segments are shown on the second page of this prospectus. See the Index Segments section on page 25 for more information about these investment options.

•     The Fixed Rate Strategy. This investment option credits a declared Fixed Interest Rate to amounts allocated to this strategy. See the Fixed Rate Strategy section on page 33 for more information about this investment option.

•     Subaccounts. These investment options are Subaccounts of Variable Annuity Account B, and each invests in a corresponding underlying Fund. The currently available Funds are shown on the first page of this prospectus. See the Subaccounts of Variable Annuity Account B ‒ Subaccounts section on page 34 for more information about these investment options.

Amounts allocated to an Index Segment will be allocated to the Interim Segment until the Segment Start Date, when the amount will be allocated to the Index Segment, provided all Segment Participation Requirements are met. Unlike investments in the Subaccounts, amounts allocated to the Index Segments and the Fixed Rate Strategy are obligations for the Company and subject to its claims paying ability.

VASC                                                                   9

In relation to amounts allocated to the Index Segments, be aware that Withdrawals taken before the end of a Segment Term will not get the full benefit of any positive Index Change up to the date of the Withdrawal because;

•     The Cap Rate that may be applied to an Index Segment using Point to Point Cap with Buffer Index Strategy is pro-rated to take into account the time remaining in the Segment Term, and therefore will be lower than the stated Cap Rate; and

•     The Participation Rate that may be applied to an Index Segment using Point to Point Participation with Buffer Index Strategy is pro-rated to take into account the time remaining in the Segment Term, and therefore will be lower than the stated Participation Rate.

The Company reserves the right to offer other Index Segments with different Indexes and different Segment Terms. Additionally, we reserve the right to cease to offer a specific Index Segment or Index or to cease accepting Additional Premium or allocation of Accumulation Value to any Index Segment or to the Contract, at any time. Additionally, we reserve the right to stop accepting allocations to the Fixed Rate Strategy or the Subaccounts and to offer additional Subaccounts in the future. We will provide advance Notice to You of any such change.

After the Annuity Commencement Date, we begin to pay money to you according to the Annuity Plan elected by you. We use the Accumulation Value of your Contract to determine the amount of Annuity Payments you will receive. Depending on the Annuity Plan you choose, you can receive payments for life or for a specific period of time. You select how often you receive the Annuity Payments and the date the payments start, which we refer to as the Annuity Commencement Date and which cannot be later than the Contract Anniversary following the Annuitant’s 95th birthday. See the ANNUITY PAYMENTS AND ANNUITY PLANS section on page 47.

What happens if I die?

The Contract has a Death Benefit that pays money to your Beneficiary if the Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Commencement Date. The Death Benefit is equal to the Accumulation Value. There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan. An Owner’s surviving spouse who is sole primary Beneficiary (or surviving Joint Owner) may choose to continue the Contract under the same terms in place prior to an Owner’s death. See the DEATH BENEFIT section on page 45.

Fees and Charges

What fees and/or charges do you deduct from my Contract?

You may pay certain fees and charges while you own the Contract, and these fees and charges will be deducted from your Accumulation Value. The amount of the fees and charges depend on how your Accumulation Value is allocated. See the FEES AND CHARGES section on page 22.

Taxes

How will payouts and Withdrawals from my Contract be taxed?

The Contract is tax-deferred, which means you do not pay taxes on the Contract’s earnings until the money is paid to you. When you take a Withdrawal, you pay ordinary income tax on the accumulated earnings. Annuity Plan payments are taxed as Annuity Payments, which generally means that only a portion of each payment is taxed as ordinary income. You may pay a federal income tax penalty on earnings you withdraw before age 59½. See FEDERAL TAX CONSIDERATIONS on page 49. Your Contract may also be subject to a premium tax, which depends on your state of residence. See FEES AND CHARGES – Premium and Other Taxes on page 25.

Does buying an annuity contract in a retirement plan provide extra tax benefits?

No. Buying an annuity contract within an IRA or other tax-deferred retirement plan doesn’t give you any extra tax benefits, because amounts contributed to such plans are already tax-deferred. Choose to purchase the Contract based on its other features and benefits as well as its risks and costs, not its tax benefits.

VASC                                                                   10

Other Information

What else do I need to know?

We may change your Contract from time to time, including as necessary to follow federal or state laws and regulations. If we do, we will provide Notice to You of such changes in writing.

Compensation

We may pay the broker/dealer for selling the Contract to you. Your broker-dealer also may have certain revenue sharing arrangements or pay its personnel more for selling the Contract than for selling other annuity contracts. See the SELLING THE CONTRACT ‒ Compensation Agreements section on page 58.

Your Right to Examine and Return the Contract

You have the right to examine your Contract and return it to us within 15 days of its receipt (or longer as state law may allow or if issued as a replacement Contract. If so returned, unless otherwise noted herein, we will promptly pay you the Accumulation Value as of the date the returned Contract is received by us, plus any fees and charges we may have deducted. See the Free Look/Right to Cancel section on page 21.

State Variations

Due to state law variations, the options and benefits described in this prospectus may vary or may not be available depending on the state in which the Contract is issued. Possible state law variations include, but are not limited to, minimum Premium and issue age limitations, right to examine and return the Contract rights, Annuity Payment options, ownership and interests in the Contract and assignment privileges. This prospectus described all of the material features of the Contract. If you would like to review a copy of the Contract for your particular state, contact Customer Service or your local representative.

Synopsis – FEES and charges

The purpose of the following tables is to assist you in understanding the various fees and charges you may pay, directly or indirectly, when buying, owning and surrendering the Contract. See the FEES AND CHARGES section on page 22.

Maximum Transaction Fees and Charges

The following tables show the maximum transactional fees and charges you will pay if you take a Withdrawal from or Surrender the Contract or if you transfer amounts between Subaccounts.

Surrender Charge

A Surrender Charge will apply to certain Withdrawals and upon Surrender according to the schedule below. The rate of the Surrender Charge is a percentage of the Premium payment withdrawn or surrendered. A separate Surrender Charge schedule will apply to each Premium and will diminish each year. The Surrender Charge is deducted from the Contract’s Accumulation Value.

Completed Years Since Premium Date	0	1	2	3	4	5	6+
Surrender Charge (as a percentage of Premium withdrawn)	8%	8%	7%	6%	5%	4%	0

Excess Transfer Fee1

$50

VASC                                                                   11

1 This fee is assessed on each transfer between Subaccounts after 12 during a Contract Year (which we refer to as an Excess Transfer). We currently do not impose this fee, but reserve the right to do so in the future. See FEES AND CHARGES – Transaction Fees and Charges ‒ Excess Transfer Fee on page 23.

Premium Taxes

A charge for premium taxes may also be deducted. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. See the FEES AND CHARGES – Premium and Other Taxes section on page 25.

Maximum Periodic Fees and Charges

The following table describes the current and maximum recurring fees and charges that you will pay periodically during the time that you own the Contract, not including underlying Fund fees and expenses.

Variable Annuity Account B Annual Charges

	Current Amount	Maximum Amount
Separate Account Fee[2]: (as a percentage of Accumulation Value allocated to Variable Annuity Account B)	1.25%	1.75%

Total Variable Annuity Account B Annual Charges: (as a percentage of Accumulation Value allocated to Variable Annuity Account B)	1.25%	1.75%

Fund Fees and Expenses

This table shows the minimum and maximum total annual Fund operating expenses that you may pay periodically during the time you own the Contract. The minimum and maximum expenses listed below are based on expenses for the Funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. The total annual operating expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Fund.

Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) and/or service fees and other expenses)	Minimum 1.14%	Maximum 1.16%

Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses and include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of Fund shares.

See FEES AND CHARGES – Underlying Fund Expenses on page 24 for additional information about the fees and expenses of the Fund, including information about the revenue we may receive from the Fund or the Fund’s affiliates.

VASC                                                                   12

2 This fee is accrued and deducted on each Business Day as a percentage of and from the value in each Subaccount. The equivalent daily rate, including in a leap year, for the current amount of the fee is 0.003446% and for the maximum amount for this fee the equivalent daily rate, including in a leap year, is 0.004837%. The charge is not applicable to values allocated to Indexed Segments or the Fixed Rate Strategy. The Company will not assess the Separate Account Fee after the Annuity Commencement Date. A Contract Owner’s maximum Separate Account Fee will not change once their Contract is issued.

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction charges, periodic fees and charges and Fund fees and expenses.

The examples assume that you invest $10,000 in the Subaccounts of the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum Contract fees and charges and the maximum Fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you Surrender or annuitize your Contract at the end of the applicable time period:				If you do not Surrender your Contract:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$1,091	$1,591	$2,017	$3,200	$291	$891	$1,517	$3,200

Condensed Financial Information

In the first amendment to this prospectus after we begin offering the Contract, we will provide condensed financial information about the Subaccounts of Variable Annuity Account B available for investment. These tables will show the Accumulation Unit Values of the Subaccounts at the beginning of the period(s) shown, at the end of the period(s) shown and the number of accumulation units outstanding at the end of the period(s) shown.

Financial Statements

The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Variable Annuity Account B and the consolidated financial statements and the related notes to financial statements for Voya Retirement Insurance and Annuity Company are located in the Statement of Additional Information.

Risk Factors

Purchasing the Contract involves certain risks. See the Surrender Charge section on page 22 and the SURRENDERS AND WITHDRAWALS section on page 41 for additional information about these risks. Also, repayment of amounts invested in the Fixed Rate Strategy and the Index Segments and any return on those investments are general claims against the Company and subject to the Company’s financial strength and claims-paying ability, with the same standing as other general claims against the Company. You should also consult a tax and/or legal adviser for advice about federal income tax laws, state laws or any other tax laws before you purchase the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 49 for a discussion of some general tax considerations.

Liquidity Risk – The Contract is designed for long-term investment and Premiums should be invested for at least the length of the Surrender Charge period. The Free Amount Percentage provides some liquidity. However, if you withdraw more than the Free Amount Percentage or Surrender the Contract, a Surrender Charge may apply, which could result in loss of principal and earnings. Because the Contract provides only limited liquidity during the Surrender Charge period, it is not suitable for short-term investment.

VASC                                                                   13

Investment Risk for Index Segments – The investment risk and return characteristics for Index Segments are expected to fall in between those typical of fixed index annuities and those typical of equity mutual funds or variable annuities. A fixed index annuity typically guarantees principal, and provide returns based in part on the performance of an Index. A variable annuity does not guarantee principal, and may provide for up to 100% participation in equity or other markets. Index Segments may offer greater upside potential than fixed index annuities, however they will also offer less downside protection and do not provide a guaranteed minimum return (unlike most fixed or fixed index annuities) or guarantee principal. Long-term returns under the Index Segments may be higher than those offered by a typical fixed index annuity, but may be more volatile than under a typical fixed index annuity. The protection provided by a Buffer may make the Index Segments more suitable than direct equity investment or a variable annuity for risk-averse Owners but provides more risk than an index annuity that guarantees principal. However, expected long-term returns of the Index Segments will be lower than those for equity mutual funds or variable annuities. Past performance of an Index is not an indication of future performance. Withdrawals from an Index Segment or a Surrender of the Contract before the end of a Segment Term are subject to a Withdrawal Adjustment and an Interim Value adjustment, which could cause you to lose money on your investment. Withdrawals from an Index Segment or a Surrender of the Contract will be subject to any applicable Surrender Charges.

Loss of Principal in the Index Segments – The Index Credit Rate provided by an Index Segment could be negative ‒ unlike fixed indexed annuities, which generally provide a guaranteed minimum return. There is a substantial risk of loss of principal in an Index Segment, the return will be negative to the extent the Index’s negative performance during the Segment Term exceeds the Buffer. For example, if you select a 10% Buffer for an Index Segment that has an Index Credit Rate of -40%, you will lose 30% of the value allocated to that Index Segment. This means that you could lose up to 80% of the amount invested in an Index Segment with a 20% Buffer and 90% of the amount invested in an Index Segment with a 10% Buffer. Each amount allocated to an Index Segment is subject to this loss during each Index Segment Term. See the Buffer section on page 30. To understand how a Buffer is calculated, see the Index Segment’s Value on a Segment End Date Illustrative Examples in the APPENDIX beginning on page 66. You are assuming the risk that an investment in an Index Segment could have a negative return.

Loss of Principal in the Index Segments due to Interim Value Adjustments – Depending on the various factors that go into valuing Index Segment investments, a Withdrawal before the end of a Segment Term may result in an Interim Value adjustment that results in receiving less than your investment on the Segment Start Date even if the change in the referenced Index is positive up to the date of the Withdrawal. See Index Segment Value During the Segment Term on page 37, Withdrawal Adjustments on page 39 and APPENDIX – ILLUSTRATIVE EXAMPLES for more information about Interim Value adjustments for early Withdrawals from the Index Segments.

Loss of Principal Due to Surrender Charge – A Surrender Charge may apply to certain Withdrawals or a Surrender. A separate Surrender Charge Schedule will apply to each Premium we receive. The Surrender Charge is designed to recover the costs we incur in selling the Contract if you request a Surrender or Withdrawal during the first six years following receipt of each Premium. Any Surrender Charge could result in the loss of principal and earnings. You bear the risk of loss that you may receive less than your Premium. See the Surrender Charge section on page 22.

We may add an Index, add an Index Segment or cease to accept Additional Premium or allocations of Accumulation Value to an Index Segment – We may add Index Segments utilizing new Indexes as we deem appropriate, subject to any required approval by the insurance supervisory official in the jurisdiction in which the Contract is issued. Additionally, we may cease to accept Additional Premium to an Index Segment utilizing a particular Index at any time in our sole discretion. We may also cease to accept allocations of or Accumulation Value to an Index Segment (when you allocate from one Index Segment to another) or cease to permit the Index Segment’s value from continuing to be applied to an Index Segment at the end of a Segment Term. We also reserve the right to stop accepting Additional Premium into all Index Segments and, subject to state law, to stop accepting  Additional Premium altogether. The Contract will have at least one Index Segment available at all times, although you may not invest in an Index Segment with a Segment End date later than the Annuitant’s Maturity Age. You bear the risk that we may not add new Index Segments using new Indexes or that Index Segments utilizing fewer Indexes will be available than when you bought the Contract.

VASC                                                                   14

We may decide to Eliminate an Index – We may eliminate an Index from use in the Index Segments under the following conditions:  the Index is discontinued by its provider; its composition is substantially changed; our agreement with the Index provider is terminated; or we determine that conditions in the capital markets do not permit us to effectively establish reasonable Cap Rates or Participation Rates (see the Cap Rate and Participation Rate sections on page 30) because of extraordinary market volatility or lack of a reasonable number of counterparties with which to hedge our Index Credit Rate payment obligations. With respect to a particular Index Segment, we will not eliminate an Index before the end of the Segment Term utilizing the Index (although we may Substitute it, as discussed below). In other words, we will not eliminate an Index for an Index Segment to which you have made an allocation until the end of the Segment Term. Rather, in determining to eliminate an Index, we will cease accepting allocation of Additional Premium or Accumulation Value to Index Segments utilizing the eliminated Index or cease to permit the Index Segment’s value from continuing to be applied to such Index Segment at the end of the Segment Term, until you no longer have any allocations to Index Segments utilizing the Index, at which time the Index will be eliminated. See the Availability of Indexes section on page 28. The Contract will have at least one Index Segment available at all times. You bear the risk that fewer Indexes will be available than when you bought the Contract.

We may need to Substitute an Index – We will substitute an Index only in the event that the Index is discontinued by its provider, or the circumstances under which our agreement with the Index provider is terminated do not allow sufficient time for us to eliminate the Index. If we need to substitute an Index before the end of a Segment Term utilizing the Index, we will designate a substitute Index that is comparable, which means the designated substitute Index has a similar composition of underlying securities, is sufficiently liquid for hedging purposes, is recognized in the marketplace and has similar performance. We will calculate the Index Credit Rate using the performance of the designated substitute Index. The Index Credit Rate will reflect the Index Change of the designated substitute Index over the Segment Term, but will still be subject to the same Cap Rate or Participation Rate, as applicable, that we declared at the beginning of the Segment Term. The designated substitute Index may perform differently than the discontinued Index. See the Availability of Indexes section on page 28. You bear the risk that the Index Credit Rate attributable to the designated substitute Index may not be as great as the Index Credit Rate you might have been anticipating based on the discontinued Index.

The Interim Segment is the Default when an Index Segment is Eliminated – We will notify you in writing at least 30 days prior to the end of a Segment Term if an Index Segment in which you are invested will not be available for renewal. If we do not receive direction from you regarding that Index Segment, at the end of the Segment Term we will allocate the Accumulation Value from that Index Segment to the Interim Segment.

The Cap Rate for Index Segments is determined on the Segment Start Date – You will not know the Cap Rate for the Index Segments you have allocated Premium or Accumulation Value to in advance of the Segment Start Date. Prior to the Segment Start Date, you may elect a Rate Threshold representing the minimum Cap Rate you are willing to accept. Premium will remain in the Interim Segment earning a guaranteed fixed rate of interest until a Rate Threshold you set is met or until you provide alternate instructions. For more information about Rate Thresholds, see the Rate Threshold for Index Segments section on page 31. For more information about Cap Rates, see the Cap Rate section on page 30.

The Participation Rate for Index Segments is determined on the Segment Start Date – You will not know the Participation Rate for the Index Segments you have allocated Premium or Accumulation Value to in advance of the Segment Start Date. Prior to the Segment Start Date, you may elect a Rate Threshold representing the minimum percentage of gain you are willing to accept. Premium will remain in the Interim Segment earning a guaranteed fixed rate of interest until a Rate Threshold you set is met or until you provide alternate instructions. For more information about Rate Thresholds, see the Rate Threshold for Index Segments section on page 31. For more information about Participation Rates, see the Participation Rate section on page 30.

VASC                                                                   15

No Ownership of the Underlying Securities in the Index Segments – When you purchase the Contract and allocate Premium or Accumulation Value to an Index Segment you are not investing in the Index or in a mutual fund or exchange-traded fund that tracks the Index for the Index Segment you select. Your Index Credit Rate is limited by the Cap Rate or the Participation Rate, as applicable, which means that your Index Credit Rate will be lower than if you had invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index and the performance is greater than the Cap Rate we declare or the Participation Rate we declare is less than 100%. In addition, you will not have voting rights or rights to receive cash dividends or other distributions or other rights that holders of the shares of the Funds or holders of securities comprising the Indexes would have.

Limitations on Transfers from Index Segments – You may make allocations from one Index Segment to another Index Segment only at the end of a Segment Term. You can make Withdrawals from the Contract out of an Index Segment or Surrender your Contract during the Segment Term, however such Withdrawals or Surrender may be subject to a Surrender Charge and/or a positive or negative Interim Value adjustment. This may limit your ability to react to market conditions.

Funds with Managed Volatility Strategies ‒ As described in more detail in the Fund prospectuses, each of the Funds in which the Subaccounts of Variable Annuity Account B invest employ managed volatility strategies that are intended to reduce the Fund’s overall volatility and downside risk, and to help us manage the risks associated with providing the guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Accumulation Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies and strategies that does not utilize a managed volatility strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Accumulation Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. The Funds in which the Subaccounts invest all employ managed volatility strategies.

Long-Term Investment – The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy the Contract if:

•     You are looking for a short-term investment;

•     You cannot risk getting back an amount less than your initial investment; or

•     Your assets are in a plan that already provides for tax-deferral and you can identify no other benefits in purchasing the Contract.

Taxation – When considering an investment in the Contract, you should consult a qualified investment professional about your financial goals, investment time horizon and risk tolerance. IRAs and other qualified retirement arrangements already have the tax-deferral feature found in the Contract. For an additional cost, the Contract provides other features and benefits, which other retirement arrangements may not provide. You should not purchase a Contract unless you want these other features and benefits, taking into account their cost.

Replacements – Replacing an existing insurance contract with the Contract may not be beneficial to you. Before purchasing the Contract, you should determine whether your existing contract will be subject to any fees or penalties upon termination of such contract. You should also compare the fees and charges, coverage provisions and limitations, if any, of your existing contract to the Contract.

VASC                                                                   16

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Voya Retirement Insurance and Annuity Company (the “Company,” we,” “us,” or “our”) issues the Contract described in this prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contract that are not related to the Variable Annuity Account B are subject to the claims paying ability of the Company. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal executive offices are located at:

One Orange Way

Windsor, Connecticut 06095-4774

Product Regulation

Our annuity, retirement and investment products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, FINRA, the Department of Labor (“DOL”), the Internal Revenue Service (“IRS”) and the Office of the Comptroller of the Currency (“OCC”). For example, federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Tax Code. See the FEDERAL TAX CONSIDERATIONS section on page 49 for a further discussion of some of these requirements. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with Contract provisions or applicable law, or to meet any of these complex tax, securities or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation interruption of our operations or adversely impact profitability.

DETAILED INFORMATION ABOUT THE Contract

The Annuity Contract

This prospectus describes the Voya Ascend Annuity offered by Voya Retirement Insurance and Annuity Company. The description of the Contract in this prospectus is subject to the terms of the Contract purchased by an Owner and any Endorsement or rider to it. An applicant may review a copy of the Contract and any Endorsement or rider to it upon request.

VASC                                                                   17

The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract. The Contract is non-participating, which means that it will not pay dividends resulting from any of the surplus or earnings of the Company. We urge you to read the Contract because it defines your rights as an investor. The Contract consists of any attached application, amendment or Endorsements and/or riders that are issued in consideration of the Premium paid. The Contract provides a means for you to allocate Premium or Accumulation Value to one or more Index Segments, a Fixed Rate Strategy and various Subaccounts. Amounts to be allocated to the Index Segments are invested in the Interim Segment, which is currently the Fixed Rate Strategy and earns a guaranteed fixed rate of interest, until the Segment Start Date when all Segment Participation Requirements are met.

Contract Ownership and Rights

Owner. The Owner is the individual (or entity) entitled to exercise the rights incident to ownership. The Owner may be an individual or a non-natural person (e.g., a corporation or trust). We require the Owner to have an Insurable Interest in the Annuitant. Two individuals may own the Contract, which we refer to as Joint Owners. Joint Owners must agree to any changes or exercise of the rights under the Contract. The Death Benefit becomes payable if any Owner dies prior to the Annuity Commencement Date. If the Owner is a non-natural person, the Death Benefit becomes payable if any Annuitant dies prior to the Annuity Commencement Date. We will pay the Death Benefit to the Beneficiary (see below). See the OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest section on page 61 and the DEATH BENEFIT ‒ Death Benefit Prior to the Annuity Commencement Date section on page 45.

All rights of ownership are limited to the rights of any person who has been assigned rights under the Contract and any Irrevocable Beneficiaries.

You may change ownership of a Contract at any time prior to the Annuity Commencement Date, provided the new Owner’s age is not greater than the older of age 80 or the age of the current Owner at the time of the change. We require any new Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 61. Notice to Us is required for any ownership changes of the Contract. The effective date of the change to the new Owner is the date the prior Owner signs the Notice to Us. We will not be liable for any action we take before a change is recorded by Customer Service. A change in ownership may cause the prior Owner to recognize taxable income on gain under the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 49.

Joint Owner. For nonqualified Contracts only, Joint Owners may be named in a written request to us at any time before the Contract is in effect. A Joint Owner may not be an entity, however, and may not be named if the Owner is an entity. In the case of Joint Owners, all Owners must agree to any change or exercise of the rights under the Contract. All other rights of ownership must be exercised jointly by both Owners. Joint Owners own equal shares of any benefits accruing or payments made to them. In the case of Joint Owners, upon the death of a Joint Owner, we will designate the surviving Joint Owner as the Beneficiary, and the Death Benefit is payable. See the DEATH BENEFIT section on page 45. This Beneficiary change will override any previous Beneficiary designation. All rights of a Joint Owner terminate upon the death of that Owner, so long as the other Joint Owner survives, and the deceased Joint Owner’s entire interest in the Contract will pass to the surviving Joint Owner. Upon the death of any Owner, the Death Benefit is payable to the surviving Joint Owner, except in the case of a surviving Joint Owner who is the spouse of the deceased Joint Owner, the Contract may be continued and the Death Benefit will be payable if the surviving Joint Owner dies prior to the Annuity Commencement Date. See DEATH BENEFIT ‒ Payment of the Death Benefit to a Spousal or Non-Spousal Beneficiary on page 46 for more information about the rights of a surviving Joint Owner.

Unless otherwise specified, the term “age” when used for Joint Owners shall mean the age of the oldest Owner.

Annuitant and Contingent Annuitant. The Annuitant is the individual upon whose life the Annuity Payments are based. The Annuitant must be a natural person, who is designated by you at the time the Contract is issued. There may be two Annuitants after the Annuity Commencement Date. If you do not designate the Annuitant, the Owner will be the Annuitant. If the Owner is a non-natural person, an Annuitant must be named. In the case of Joint Owners, we will not issue a Contract if you have not designated the Annuitant. We require the Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 61.

VASC                                                                   18

You may name a Contingent Annuitant. A Contingent Annuitant is the individual who will become the Annuitant if all named Annuitants die prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable.

Neither the Annuitant, a second Annuitant nor the Contingent Annuitant can be changed while he or she is still living. Permitted changes to the Annuitant:

•     If the Owner is an individual and a Joint Owner has not been designated and the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant, if any, will become the Annuitant;

•     If the Owner is an individual, if a Joint Owner has not been designated and if there is no named Contingent Annuitant and the Annuitant dies before the Annuity Commencement Date, the Owner may designate a new Annuitant. If the Owner does not designate a new Annuitant, the Owner will become the Annuitant;

•     If a Joint Owner has been designated and the Annuitant dies before the Annuity Commencement Date, the youngest Joint Owner will become the Annuitant; and

•     The Owner, or Joint Owners, must name an individual as the Annuitant if the Owner is age 85 or older as of the date of the Annuitant’s death. We require the Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 61.

If the Owner is a non-natural person, and any Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the designated Beneficiary. There are different distribution requirements under the Code for paying the Death Benefit on a Contract that is owned by a non-natural person. You should consult with a tax/legal adviser for more information if the Owner is a non-natural person.

Beneficiary. The Beneficiary is the individual or entity designated by you to receive the Death Benefit. The Beneficiary may become the successor Owner if the Owner, who is a spouse, as defined under federal law, dies before the Annuity Commencement Date. The Owner may designate a Contingent Beneficiary, who will become the Beneficiary if all primary Beneficiaries die before any Owner (or any Annuitant if the Owner is a non-natural person). The Owner may designate one or more primary Beneficiaries and Contingent Beneficiaries. The Owner may also designate any Beneficiary to be an Irrevocable Beneficiary. An Irrevocable Beneficiary is a Beneficiary whose rights and interest under the Contract cannot be changed without the consent of such Irrevocable Beneficiary.

Payment of the Death Benefit to the Beneficiary:

•     We pay the Death Benefit to the primary Beneficiary (unless there are Joint Owners, in which case the Death Benefit is paid to the surviving Owner(s)).

•     If all primary Beneficiaries die before any Annuitant or any Owner, as applicable, we pay the Death Benefit to any Contingent Beneficiary.

•     If there is a sole natural Owner and no surviving Beneficiary (or no Beneficiary is designated), we pay the Death Benefit to the Owner’s estate.

•     If the Owner is a non-natural person and all Beneficiaries die before the Annuitant (or no Beneficiary is designated), the Owner will be deemed to be the primary Beneficiary.

•     In the case of more than one Beneficiary, we will assume any Death Benefit is to be paid in equal shares to all surviving Beneficiaries in the same class (primary or contingent), unless you provide Notice to Us directing otherwise.

We will deem a Beneficiary to have predeceased the Owner if:

•     The Beneficiary died at the same time as the Owner;

•     The Beneficiary died within 24 hours after the Owner’s death; or

•     There is insufficient evidence to determine that the Beneficiary and Owner died other than at the same time.

You have the right to change the Beneficiary unless you have designated such person as an Irrevocable Beneficiary at any time prior to the Annuity Commencement Date. Notice to Us is required for any changes pursuant to the Contract. Any such change will take effect as of the date Notice to Us is received and not affect any payment made or action taken by us before recording the change.

The Beneficiary may decide how to receive the Death Benefit, subject to the distribution requirements under Section 72(s) of the Tax Code. You may restrict a Beneficiary’s right to elect an Annuity Plan or receive the Death Benefit in a single lump-sum payment.

VASC                                                                   19

CONTRACT PURCHASE

To purchase the Contract you must submit an application and deliver it, along with your Initial Premium, to us. We must accept or reject your application within two Business Days of receipt. If the application is incomplete, we may hold any forms and accompanying Premium payment(s) for five Business Days.

We will issue a Contract if the Annuitant and the Owner (if a natural person) are age 80 or younger at the time of application. In purchasing the Contract, you will represent and acknowledge that the Owner has an Insurable Interest in the Annuitant, and we require the agent/registered representative to confirm on the application that the Owner has an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 61.

The minimum Initial Premium must be at least $25,000. We currently accept as the Initial Premium payments from multiple sources involving transfers and exchanges identified on the application and received no more than 45 days after our receipt of the application.

We accept Additional Premium, subject to our right in the Contract to limit or refuse to accept Additional Premium in our sole discretion. Each Additional Premium must be at least $1,000. Under certain circumstances, we may waive the minimum payment requirement for Premiums. We will not accept Additional Premium if the Annuitant or the Owner (if a natural person) are age 85 or older when the Additional Premium is received.

If your Premium payment was transmitted by wire order from your registered representative, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. Which procedure we follow depends on whether your state or registered representative requires a paper application to issue the Contract.

•     If a paper application is required, we will issue the Contract along with a Contract acknowledgement and delivery statement, but we reserve the right to void the Contract if we are not in receipt of a properly-completed application within five days of receiving the Initial Premium. We will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided. We will return the Initial Premium if required; or

•     When a paper application is not required, we will issue the Contract along with a statement acknowledging delivery. We require you to execute and return such statement. Until you do, we will require a signature guarantee, or notarized signature, to process certain transactions.

Our prior approval is required if application of a Premium would cause the sum of all Premium received under this and all existing contracts you maintain with the Company or one of its affiliates to exceed $1,500,000.

Crediting of Premium Payments

We will process your Initial Premium within two Business Days of receipt and allocate it according to the instructions you specify, so long as the application and all information necessary for processing the Contract is complete. We will process Additional Premium payments within one Business Day if we receive all information necessary.

In the event that your application is incomplete for any reason, we are permitted to retain your Initial Premium for up to five Business Days while attempting to complete it. If the application cannot be completed during this time, we will inform you of the reasons for the delay. We will also return the Initial Premium promptly. Once you complete the application, we will process your Initial Premium within two Business Days and allocate it according to your instructions. On Additional Premium, we will ask about any missing information. Additional Premium will be allocated in the same proportion as the payment of Initial Premium, unless you specify otherwise.

VASC                                                                   20

Free Look/Right to Cancel

You have the right to examine your Contract and return it to us for a refund.

When and How to Cancel. The period during which you have this right is shown in your Contract. The Right to Examine Period is generally 15 days from your receipt of the Contact (or 30 days if issued as a replacement contract). Certain states allow more than 15 days. We consider the Right to Examine Period to expire five days after we mail the Contract to you, plus the length of your Contract’s Right to Examine Period. You may return your Contract to Customer Service or to the agent/registered representative from whom you purchased it.

Refunds. We will issue you a refund within seven calendar days of our receipt of your Contract and written notice of cancellation. Unless your state requires otherwise, your refund will equal a return of your Contract’s Accumulation Value, plus any fees and charges that we deducted, as of the close of business on the day we receive your Contract and cancellation request. In other words, the amount refunded could be less than the amount paid. If your state requires, we will refund all Premium received.

We reserve the right to allocate Premium received prior to the expiration of the Right to Examine Period to the Interim Segment. If we do so, upon expiration of the Right to Examine Period, the value of the amount so allocated will be reallocated in accordance with your instructions. Review your Contract for the Right to Examine Period and the refund amount applicable to you.

Accumulation Value

We determine your Accumulation Value for your Contract on a daily basis beginning on the Contract Date. On the Contract Date, the Accumulation Value equals the Initial Premium paid less any premium tax, if applicable. At any time after the Contract Date, the Accumulation Value equals the sum of the value for each Index Segment, the sum of the value of the Fixed Rate Strategy and the value of each Subaccount of the Variable Annuity Account B. See the Index Segment Value on Segment Start Date and Segment End Date section on page 37, the Index Segment Value During the Segment Term section on page 37, The Fixed Rate Strategy Value section on page 40 and the Value of the Subaccounts of Variable Annuity Account B section on page 41 for an explanation of the methods used to determine the value for each of these available investment options.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (i.e., a facsimile Surrender request form), even if appropriate identifying information is provided.

Other Contracts

We and our affiliates offer various other products with different features and terms than the Contract described in this prospectus. These products have different benefits, fees and charges and may or may not better match your needs. You should be aware that there are other options available, and if you are interested in learning more about these other products, please contact your agent/registered representative.

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Fees and charges

We periodically deduct the following fees and charges from your Accumulation Value to compensate us for our costs, the services we provide and the risks we assume under the Contract. We incur costs for distributing and administering the Contract, including compensation and expenses paid in connection with sales of the Contract, for paying the benefits payable under the Contract and for bearing various risks associated with the Contract. Fees and expenses expressed as a percentage are rounded to the nearest hundredth of one percent. We expect to profit from the charges and may use such profits to finance its distribution. All current fees are determined and applied in a non-discriminatory manner.

The following repeats and adds to the information provided in the SYNOPSIS ‒ FEES AND CHARGES section on page 11. Please review both these sections for information on fees and charges.

Transaction Fees and Charges

Surrender Charge. A Surrender Charge may apply to a Withdrawal or Surrender in the following situations:

•     A Withdrawal during the First Contract Year;

•     A Withdrawal in excess of the Free Amount Percentage after the first Contract Anniversary and the while an applicable Surrender Charge Schedule is in effect; or

•     A Surrender while an applicable Surrender Charge schedule is in effect.

The Surrender Charge is designed to recover the costs we incur in selling the Contract if you request a Withdrawal or Surrender during the first six years following receipt of each Premium. Each Premium will be subject to its own Surrender Charge schedule, beginning on the date we apply the Premium to the Contract, which is known as the Premium Date. The Surrender Charge is a percentage of the Premium withdrawn or surrendered. The percentage imposed at the time of a Withdrawal or Surrender depends on the number of complete years that have elapsed since the Premium Date, and solely for purposes of calculating the Surrender Charges we consider Withdrawals to be taken from Premiums on a first in first out basis (“FIFO”). This means that the Initial Premium paid for the Contract will be considered to be withdrawn first and, depending on the amount withdrawn or surrendered, subsequent Premiums will be considered to be withdrawn in the order received from the oldest to the most recent. See the SURRENDERS AND WITHDRAWALS ‒ Withdrawals section on page 42 for more information regarding the actual order and sources from which Withdrawals will be taken. Surrender Charges will be assessed according to the following schedule.

Completed Years Since Premium Date	0	1	2	3	4	5	6+
Surrender Charge (as a percentage of Premium withdrawn)	8%	8%	7%	6%	5%	4%	0

No Surrender Charge applies to:

•     Withdrawal of the Free Amount Percentage made after the first Contract Anniversary, which is the maximum amount you may withdraw each Contract Year without incurring a Surrender Charge (i.e., 10% of the Contract’s Accumulation Value on the date of the first Withdrawal during the Contract Year);

•     The commencement of Annuity Payments; and

•     The portion of a Surrender or Withdrawal in excess of the Free Amount Percentage that is subject to the Required Minimum Distribution rules of the Tax Code.

The Free Amount Percentage is not available during the first Contract Year and is not applicable to Surrenders. If you Surrender the Contract after taking Withdrawals that were not subject to a Surrender Charge because of the Free Amount Percentage, we may recoup the Surrender Charges previously not collected for such Withdrawals.

Surrender Charge may also not apply to Withdrawal or Surrender for Extended Medical Care or a Terminal Condition. Extended Medical Care means confinement in a Hospital or Nursing Home prescribed by a Qualifying Medical Professional. Terminal Condition means an illness or injury that results in a life expectancy of 12 months or less, as measured from the date of diagnosis by a Qualifying Medical Professional.

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For purposes of this waiver:

•     A Hospital or Nursing Home is defined as a hospital or a skilled care or intermediate care nursing facility:

>   Operating as such according to applicable law; and

>   At which medical treatment is available on a daily basis.

A Hospital or Nursing Home does not include a rest home or other facility whose primary purpose is to provide accommodations, board or personal care services to individuals who do not need medical or nursing care.

•     A Qualifying Medical Professional is defined as a legally licensed practitioner of the healing arts who:

>   Is acting within the scope of his or her license;

>   Is not a resident of your household or that of the Annuitant; and

>   Is not related to you or the Annuitant by blood or marriage.

To qualify for a waiver as a result of Extended Medical Care:

•     You (or any Annuitant, if the Owner is a non-natural person) begin receiving Extended Medical Care on or after the first Contract Anniversary and receive such Extended Medical Care for at least 45 days during any continuous 60-day period; and

•     Your request for a Withdrawal or Surrender, together with satisfactory proof of such Extended Medical Care, must be provided by Notice to Us during the term of such Extended Medical Care or within 90 days after the last day that you received Extended Medical Care.

To qualify for a waiver as a result of a Terminal Condition:

•     You (or any Annuitant, if the Owner is a non-natural person) must first be diagnosed by a Qualifying Medical Professional as having a Terminal Condition on or after the first Contract Anniversary; and

•     Your request for a Withdrawal or Surrender, together with satisfactory proof of such Terminal Condition, must be provided by Notice to Us.

We require the proof of Extended Medical Care or a Terminal Condition to be in writing and, where applicable, attested to by a Qualifying Medical Professional. We reserve the right in the Contract to require a secondary medical opinion by a Qualifying Medical Professional of our choosing. We will pay for any such secondary medical opinion.

The waiver of Surrender Charges due to Extended Medical Care or a Terminal Condition may not be available in all states and may vary by state. Review your Contract for waivers that are available to you.

Excess Transfer Fee:  We currently do not deduct any charges for transfers between the Subaccounts of the Variable Annuity Account B. We reserve the right, however, to assess up to $50 for each transfer exceeding 12 during a Contract Year (which we refer to as an Excess Transfer). If such a charge is assessed, we would deduct the charge from the Subaccounts from which each such transfer is made in proportion to the amount being transferred. The charge will not apply to any transfers between the Subaccounts because of Fund mergers, substitution or closures, to any transfers between the Subaccounts due to the election of Dollar Cost Averaging.

Redemption Fees. Certain Funds may deduct redemption fees as a result of Withdrawals, transfers or other Fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of Withdrawals, transfers or other Fund transactions you initiate and remit such fees back to that Fund. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Accumulation Value. For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus.

Overnight Charge. You may choose to have a $20 overnight charge deducted from the net amount of a Withdrawal or Surrender if you would like it sent to you by overnight delivery service.

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Periodic Fees and Charges

Separate Account Fee. The Separate Account Fee is currently 1.25% annually (equivalent to a daily rate, including in a leap year, of 0.003446%) of the Accumulation Value allocated to the Subaccounts of Variable Annuity Account B, and the maximum amount that we may charge is 1.75% annually (equivalent to a daily rate, including in a leap year, of 0.004837%). The Separate Account Fee is set on the Contract Date and may change thereafter, but it will not exceed the maximum amount shown in your Contract. The Separate Account Fee is not applied to Accumulation Value allocated to the Index Segments or the Fixed Rate Strategy. The Separate Account Fee is deducted from the value in each Subaccount on each Business Day. This fee compensates us for ongoing administrative and risk related expenses we may incur. If there are any profits from this fee, we may use them to finance the distribution of the Contracts.

Underlying Fund Expenses

As shown in the prospectus for each underlying Fund and described in the Fund Fees and Expenses table on page 12, an underlying Fund deducts management/investment advisory fees from the amounts allocated to it. In addition, an underlying Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and contract owner services provided on behalf of the Fund. Furthermore, certain underlying Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares. Fund fees and expenses are deducted from the value of the underlying Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares. To learn more about Fund fees and expenses, the additional factors that can affect the value of Fund shares and other important information about a Fund, refer to the Fund’s prospectus. You should evaluate the expenses associated with the underlying Fund(s) available through the Contract before making a decision to invest.

Fund of Funds. Each of the Funds in which the Subaccounts of Variable Annuity Account B invest are structured as a “Fund of Funds.” These Funds may have higher fees and expenses than a Fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying Funds in which they invest. These Funds are affiliated Funds, and the underlying Funds in which they invest may be affiliated as well. The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds. The Voya Retirement Conservative Portfolio, the Voya Retirement Growth Portfolio and the Voya Retirement Moderate Portfolio are each structured as a “Fund of Funds.”

Less expensive share classes of the Funds in which the Subaccounts of Variable Annuity Account B invest may be available for investment outside of the Contract. You should evaluate the expenses associated with these Funds before making a decision to invest.

Revenue from the Funds

The Company may receive compensation from each of the underlying Funds or their affiliates. The amount paid may vary from one Fund company to another. For certain underlying Funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from underlying Fund assets. Any such fees deducted from underlying Fund assets are disclosed in the prospectus for the underlying Fund. The Company may also receive additional compensation from certain underlying Funds for administrative, recordkeeping or other services provided by the Company to the underlying Funds or their affiliates. These additional payments may also be used by the Company to finance distribution. These additional payments are made by the Funds or the Fund’s affiliates to the Company and do not increase, directly or indirectly, the Fund fees and expenses.

The amount of revenue the Company may receive from each of the Funds or the Fund’s affiliates may be substantial. This revenue is one of several factors we consider when determining Contract fees and charges and whether to offer a Fund through our Contracts. Fund revenue is important to the Company’s profitability, and it is generally more profitable for us to offer affiliated Funds (meaning Funds managed by Voya Investments, LLC, Voya Investment Management Co. LLC or another Company affiliate) than to offer unaffiliated Funds (meaning Funds managed by an unaffiliated third party).

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Please note that certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated Funds. See SELLING THE CONTRACT ‒ Compensation Agreements on page 58.

Premium and Other Taxes

In certain states, the Premium you pay for the Contract is subject to a premium tax. A premium tax is generally any tax or fee imposed or levied on us by any state government or political subdivision thereof in consideration of your Premium received by us. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. We reserve the right in the Contract to recoup the amount of any premium tax from the Accumulation Value if and when:

•     The premium tax is incurred by us;

•     The Accumulation Value is applied to an Annuity Plan; or

•     You take a Withdrawal or Surrender the Contract.

We reserve the right in the Contract to change the amount we charge for the premium tax if you change your state of residence. We do not expect to incur any other tax liability attributable to the Contract. We also reserve the right to charge for any other taxes as a result of any changes in applicable law.

Investment Options

General

We will allocate your Premium or Accumulation Value among the available Index Segments, Fixed Rate Strategy and/or Subaccounts according to your allocation instructions. We reserve the right to require that allocation instructions be given in whole percentages.

Index Segments

The Contract offers the following two Index Strategy Riders that make the Index Segments available through the Contract:

•     The Point to Point Cap with Buffer Index Strategy Rider under which the Index Credit Rate is limited by the Cap Rate we declare (see the Cap Rate section on page 30); and

•     The Point to Point Participation with Buffer Index Strategy Rider under which the Index Credit Rate is limited by a Participation Rate we declare (see the Participation Rate section on page 30).

An election to invest in an Index Segment will automatically add the corresponding Index Strategy Rider to your Contract. There is only one Index Strategy Rider for each type of Index Segment (i.e. one Point to Point Cap with Buffer Index Strategy Rider for all Index Segments that use the Cap Rate Strategy). Both Index Strategy Riders may not be available at all times.

The Index Segments currently available are listed on the second page of this prospectus. You may elect to allocate all or any portion of your Premium or Accumulation Value to one or more Index Segments. Each Index Segment has a corresponding Index, Segment Term and Buffer. Allocations to Index Segments do not constitute ownership in the Index or in a mutual fund or exchange-traded fund that tracks the Index for the Index Segment. Each Index Segment will also have a Cap Rate or a Participation Rate, as applicable, which is determined by us on the Segment Start Date. Unlike other investment products that track an Index, mutual fund or exchange-traded fund, positive investment performance in the Index Segments are subject to Cap Rates and Participation Rates, as applicable.

VASC                                                                   25

There will be at least one Index Segment available at all times, but there is no guarantee that the same or similar Index Segments as those currently offered will be available for allocation of future Premiums or Accumulation Value. We reserve the right to add Index Segments (Indexes, Segment Terms and/or Buffers), to cease offering one or more Index Segment (Indexes, Segment Terms and/or Buffers) and/or to cease accepting allocation of Additional Premium or Accumulation Value to any Index Segment or to the Contract, at any time. Some Index Segments may be available only for new Premiums, some only for allocations of Accumulation Value or some only for allocations or Accumulation Value from the same Index Segment at the end of such Index Segment’s Segment Term. You may allocate Premium or Accumulation Value to any available Index Segment provided that the Segment Participation Requirements are met.

For each Premium to be allocated to an Index Segment, during the time between the Premium Date and the next Segment Start Date and during periods when all the Segment Participation Requirements are not met, amounts will be invested in the Interim Segment, which currently is the Fixed Rate Strategy. You may make changes to your allocation instructions at any time prior to the close of business on the Business Day prior to the Segment Start Date.

The Indexes

The performance of each Index Segment is tied to the performance of one or more securities, bond, exchange-traded fund or other Index. The Index Segments are not index funds. While you may participate in the performance of that Index by investing in an Index Segment, you are not investing directly in any index, mutual fund or exchange-traded fund and you do not participate in the investment results of any assets we hold in relation to the Index Segments. Depending upon the performance of the Index used by the Index Segment in which you invest, you could lose money on your investment.

The Indexes used with the currently available Index Segments are:

•     MSCI EAFE Index

•     NASDAQ 100 Index

•     Russell 2000 Index

•     S&P 500 Index

We have permission to offer each Index pursuant to a license agreement or other arrangement with each Index provider.

MSCI EAFE Index:  THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VOYA SERVICES COMPANY (‘LICENSEE”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or products, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

NASDAQ 100 Index:  The product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Voya Services Company (“Licensee”) is in the licensing of the Nasdaq®, OMXTM and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Product(s). NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THENASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell 2000 Index:  The Russell 2000 is a trademark of Russell Investments and has been licensed for use by Voya Retirement Insurance and Annuity Company. The product is not sponsored, endorsed, sold or promoted by Russell Investments and Russell Investments makes no representation regarding the advisability of investing in the product.

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S&P 500® Index:  The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Voya Retirement Insurance and Annuity Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Voya Retirement Insurance and Annuity Company. The product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Voya Retirement Insurance and Annuity Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Voya Retirement Insurance and Annuity Company or the product. S&P Dow Jones Indices have no obligation to take the needs of Voya Retirement Insurance and Annuity Company or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the product. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the product currently being issued by Voya Retirement Insurance and Annuity Company, but which may be similar to and competitive with the product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Availability of Indexes

We may add Index Segments utilizing a new Index as we deem appropriate. Alternatively, we may cease to accept initial allocations of Premiums that utilize a particular Index at any time in our sole discretion. We may also cease, in our own discretion, to accept an allocation of Accumulation Value to Index Segments that utilize a particular Index (when you allocate from one Index Segment to another at a Segment End Date), or cease to permit Premiums from continuing to be applied to an Index Segment at the end of a Segment Term. The Contract will have at least one Index available at all times.

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We may also substitute an Index under the following conditions:

•     The Index is discontinued by its provider;

•     The composition of the Index is substantially changed; or

•     Our agreement with the Index provider is terminated.

We will not eliminate an Index underlying an Index Segment to which you have allocated until the end of the Segment Term. Rather, in determining to eliminate an Index, we will cease accepting new investments in Index Segments utilizing the eliminated Index, or cease to permit allocation of Accumulation Value from continuing to be applied to Index Segments utilizing the eliminated Index at the end of the Segment Term, until you no longer have any allocations in Index Segments that utilize the eliminated Index.

We will notify you of the available Index Segments prior to the end of the Segment Term. See the Allocations at the End of a Segment Term section on page 31 for more information.

We will substitute an Index during an Index Segment’s Term only in the event that the Index is discontinued by its provider or the circumstances under which our agreement with the provider do not allow sufficient time for us to eliminate the Index. If we need to substitute an Index before the end of the Segment Term, we will designate an Index that is comparable, which means the designated substitute Index would have a similar composition of underlying securities, sufficient liquidity for hedging and recognition in the marketplace. For example, an Index that is comparable to the S&P 500 Index will have stocks of large, publicly held domestic companies. Also, we will designate a substitute Index that has similar performance. We will calculate the Index Credit Rate using the performance of the designated substitute Index. The Index Credit Rate will reflect the Index Change of the designated substitute Index over the Segment Term, but still subject to the same Cap Rate and Participation Rate, as applicable, that we declared at the beginning of the Segment Term. We use the Index Change of the designated substitute Index to calculate the Index Credit Rate because the Index Value of the designated substitute Index as of the start of the Segment Term may not be the same as the Index Value of the discontinued Index. For example:

	Index Value as of Start of Index Period	Index Value as of End of Index Period	Index Change	Cap Rate	Index Credit Rate
Discontinued Index	1,500	N/A	N/A	7%	N/A
Substitute Index	2,215	2,268	2.39%	7%	2.39%

It is possible that the Index Credit Rate attributable to the designated substitute Index may not be as great as the Index Credit Rate you might have been anticipating based on the discontinued Index (had the Index provider not discontinued the Index). We will provide Notice to You of any change in or substitution of an Index.

We reserve the right to add Indexes, subject to approval by the insurance supervisory official in the jurisdiction in which the Contract is issued.

Segment Term

The Segment Term for each Index Segment is the period of years over which the Index Credit Rate is calculated and the Cap Rate or the Participation Rate, as applicable, is guaranteed. A Segment Term begins on the Segment Start Date, which is the 25th day of the month for the applicable Segment Term, and ends on the Segment End Date, which is the 25th of the same month one or more years later. For example, an Index Segment with a one year Segment Term that has a Segment Start Date of June 25, 2018, will have a Segment End Date on June 25, 2019. Likewise, an Index Segment with a three year Segment Term that has a Segment Start Date of June 25, 2018, will have a Segment End Date on June 25, 2021. Therefore, a Segment Term begins on the applicable Segment Start Date and ends on the Segment End Date, which is the anniversary of the Segment Start Date in the final year of that Segment Term. The Segment Terms for the currently available Index Segments are shown on the second page of this prospectus.

VASC                                                                   29

Buffer

The Buffer is the amount of any negative Index Change that will be absorbed by the Company on a Segment End Date. If the Index Change is negative, the Index Change is offset by the amount of the Buffer. For example, if you have selected an Index Segment with a 10% Buffer and the Index Change is -30% then the Index Segment’s value would be reduced by 20%.

The Buffer is set by us in our sole discretion. Not all Buffers may be available for each Index and Segment Term. Generally, Index Segments with larger Buffers will tend to have lower Cap Rates and Participation Rates, as applicable, than Index Segments with smaller Buffers using the same Index and with the same Segment Term. There is a risk of a substantial loss of your principal because you agree to absorb all losses to the extent they exceed the Buffer for any Index Segment you chose to invest in. The Buffers for the currently available Index Segments are shown on the second page of this prospectus.

Cap Rate

If you elect to invest in an Index Segment under the Point to Point Cap with Buffer Index Strategy Rider, the performance of the Index Segment will depend, in part, on the Cap Rate we declare for that Index Segment.

The Cap Rate is the maximum percentage of gain in an Index that may be realized through an Index Segment over the Segment Term. We will declare a Cap Rate for each Index Segment on the Segment Start Date, which is guaranteed for the Segment Term. The Cap Rate may vary by Index Segment. Because you will not know the Cap Rate in advance of the Segment Start Date, you should set a Rate Threshold if you do not wish to invest in an Index Segment with a Cap Rate below a certain rate. See the Rate Threshold for Index Segments section on page 31 for more information about setting a Rate Threshold.

Participation Rate

If you elect to invest in an Index Segment under the Point to Point Participation with Buffer Index Strategy Rider, the performance of an Index Segment will depend, in part, on the Participation Rate we declare for that Index Segment.

The Participation Rate is the percentage of gain in an Index that will be realized through an Index Segment over the Segment Term. We declare a Participation Rate for each Index Segment on the Segment Start Date, which is guaranteed for the Segment Term. The Participation Rate may vary by Index Segment. Because you will not know the Participation Rate in advance of the Segment Start Date, you should set a Rate Threshold if you do not wish to invest in an Index Segment with a Participation Rate below a certain rate. See the Rate Threshold for Index Segments section on page 31 for more information about setting a Rate Threshold.

The Cap Rate and the Participation Rate are set and declared by us in our sole discretion. While we have no specific formula for determining the Cap Rate or the Participation Rate for a particular Index Segment, we may consider various factors, such as the yields available on the fixed income securities we use to support our guarantees under the Contract. An increase in the yields could have a corresponding impact on the Cap Rates and the Participation Rates and vice versa. The Cap Rates and the Participation Rates could be similarly impacted by the costs to hedge these investments using derivatives (e.g., options and futures contracts). Also, we may consider the level of compensation we pay for the promotion and sale of the Contract and our administrative expenses, in addition to regulatory and tax requirements, and general economic trends and competitive factors. Our current business practice is to match Index Segment renewal Cap Rates and Participation Rates with currently available Index Segment new money Cap Rates and Participation Rates. However, we reserve the right to change this practice at any time and do not guarantee that Index Segment renewal Cap Rates and Participation Rates will match Index Segment new money Cap Rates and Participation Rates.

VASC                                                                   30

Rate Threshold for Index Segments

You may set a Cap Rate or a Participation Rate Threshold, as applicable, for each Index Segment to which you wish to allocate Premium or Accumulation Value, unless you select Dollar Cost Averaging as described below. Only one Rate Threshold may be set per Index Segment, and for a Rate Threshold to be effective it must be received by us before the Segment Start Date of the applicable Index Segment. Your Premium or Accumulation Value will not be allocated to an Index Segment unless the Cap Rate or Participation Rate, as applicable, is greater than or equal to the Rate Threshold you have set. The Rate Threshold you set represents the minimum Cap Rate or the minimum Participation Rate you find acceptable for a particular Index Segment and setting a high Rate Threshold may result in amounts remaining invested in the Interim Segment for an extended period of time.

It is important to understand that you will not know the Cap Rate or the Participation Rate for an Index Segment prior to the Segment Start Date. Once Premium has been invested in an Index Segment, you will not be able to reallocate the value in that Index Segment to another Index Segment or to another investment option prior to the end of the Segment Term, which could be as long as six years. Also, setting a Rate Threshold higher that the Cap Rate or the Participation Rate, as applicable, currently offered by the Company will result in amounts being transferred to or remaining invested in the Interim Segment until a subsequent Segment Start Date when a Cap Rate or a Participation Rate, as applicable, is declared that is equal to or exceeds your designated Rate Threshold.

We may limit the availability of Rate Thresholds above a certain percentage, and these limits may change from time to time. Contact Customer Service or your agent/registered representative for information about any limits on Rate Thresholds. A Rate Threshold set by a Contract Owner will not be nullified by a subsequent limit set by the Company.

Segment Participation Requirements for Index Segments

In order for Premium or Accumulation Value to be allocated to an Index Segment, on a Segment Start date the Segment Participation Requirements must be met for the applicable Index Segment. If Premium or Accumulation Value is to be allocated to multiple Index Segments, Premium or Accumulation Value will be allocated only to those Index Segments whose Segment Participation Requirements are met.

Segment Participation Requirements are:

•     The Index Segment is available;

•     The Index Segment does not have a Segment Term that extends beyond your latest Annuity Commencement Date; and

•     The declared Cap Rate or Participation Rate, as applicable, for the Index Segment is equal to or greater than the Rate Threshold (described above), if any, which you may have set.

If the Segment Participation Requirements are not met for an Index Segment on the Segment Start Date, the Premium or Accumulation Value that would have been allocated to that Index Segment will be allocated to the Interim Segment until the Segment Start Date for the Index Segment when all Segment Participation Requirements are met. You may change your allocation or modify or remove the Rate Threshold for values in the Interim Segment at any time up to the close of business on the Business Day prior to the Segment Start Date.

Allocations at the End of a Segment Term

We will provide Notice to You that an Index Segment is maturing prior to the end of the Segment Term. The notice will specify the Index Segments that are maturing and will be available for reallocation at the Segment End Date. You may submit allocation instructions with respect to the value available for reallocation to us at any time up to the close of business on the day prior to the next Segment Start Date. You may make an allocation to any available Index Segment, Fixed Rate Strategy or Subaccount provided that you may not make an allocation to an Index Segment whose Segment End Date is later than your Contract’s latest Annuity Commencement Date.

VASC                                                                   31

At the end of a Segment Term, the value in a maturing Index Segment will be allocated according to the allocation instructions you provided. If you do not provide allocation instructions, the value in the Index Segment will be automatically allocated to an Index Segment with the same Index, Segment Term and Buffer as the maturing Index Segment, provided one is available and the Segment Participation Requirements are met. If an Index Segment with the same Index, Segment Term and Buffer is not available or the Segment Participation Requirements are not met, including the designated Rate Threshold, the value in the maturing Index Segment will be allocated to the Interim Segment. Unless you provide a new Rate Threshold and/or new allocation instructions, the Rate Threshold previously provided for the maturing Segment Term will continue to apply.

Dollar Cost Averaging

Dollar cost averaging or DCA is available for initial allocations of Premiums and allocations of Accumulation Value. The Interim Segment serves as the source account from which we will, on a monthly basis, automatically transfer a set dollar amount to the Index Segment, Fixed Rate Strategy or Subaccount you specify. You may elect to participate in dollar cost averaging by providing Notice to Us. There is no additional charge for dollar cost averaging. You also set the duration you would like the Premium or Accumulation Value to be invested over. The maximum duration is 12 months. You may not set a Rate Threshold (or minimum declared Cap Rate or Participation Rate, as applicable) in connection with the DCA program. Consequently, by electing to DCA into the Index Segments you bear the risk that Cap Rates and Participation Rates on amounts allocated to an Index Segment under the DCA program will be less than a minimum Cap Rate or Participation Rate that you would otherwise elect through use of a Rate Threshold.

The minimum monthly DCA transfer amount is $100 and we will transfer all your DCA money in the Interim Segment to the Index Segments, Fixed Rate Strategy and Subaccounts you specify in equal payments over the relevant duration. The last payment will include earnings accrued in the Interim Segment over the duration. DCA may be subject to limited availability in connection with Systematic Withdrawals. The transfer date for each allocation into an Index Segment will be the Segment Start Date each month. If, on any Segment Start Date, the value in the Interim Segment is equal to or less than the amount you have elected to allocate, the entire amount will be allocated and the program will end. You may terminate the DCA at any time by sending Notice to Us at least seven days before the next Segment Start Date.

DCA will allow you to invest Accumulation Value in the Index Segments at different Cap Rates and Participation Rates, as applicable, and is designed to lessen the impact of Cap Rate and Participation Rate fluctuation on your investment. Therefore, investment in Index Segments with higher average Cap Rates and Participation Rates may be achieved over the long term; however, we cannot guarantee this. DCA does not guarantee that you will earn a profit or be protected against losses. You should consider your ability to withstand periods of potentially significantly fluctuating Cap Rates and Participation Rates.

DCA will allow you to invest Accumulation Value in Subaccounts to help reduce the risk of investing too much when the price of a Fund’s shares is high. It also helps reduce the risk of investing too little when the price of a Fund’s shares is low. Because you purchase the same dollar amount of Subaccount units each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high. DCA neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels.

We may modify, suspend or terminate DCA. We will send Notice to You in advance. Such modification, suspension or termination, however, will apply prospectively only and will not affect any DCAs in effect at the time.

If an Index Segment you have selected is not available on a Segment Start Date, any amount in the DCA Interim Segment destined for that Index Segment will remain in the Interim Segment until it becomes available or you provided different instructions.

VASC                                                                   32

The Interim Segment

The Interim Segment is an administrative “holding” account where Accumulation Value is held until it is transferred to the Index Segments, the Fixed Rate Strategy and/or the Subaccounts. Amounts to be allocated to the Index Segments are held in the Interim Segment until the Segment Start Date (provided all Segment Participation Requirements are met), and amounts to be invested using the DCA program are held in the Interim Segment until they are periodically transferred to the designated Index Segments, Fixed Rate Strategy and/or the Subaccounts. You may not make allocations directly to the Interim Segment although amounts will remain invested in the Interim Segment until all Segment Participation Requirements (including any applicable Rate Threshold) are met for a designated Index Segment. The Interim Segment currently uses the Fixed Rate Strategy. With prior Notice to You, we may change this for all current and future allocations and use a specifically designated Subaccount as the Interim Segment rather than the Fixed Rate Strategy.

The Separate Account Supporting the Index Segments

Amounts applied to the Index Segment will be allocated to a non-unitized separate account established under Connecticut law. A non-unitized separate account is a separate account in which the contract owner does not participate in the performance of the assets through unit values or any other interest. Contract owners do not receive a unit value of ownership of assets accounted for in this separate account. Interests in the Index Segments are registered under the Securities Act of 1933, but the non-unitized separate account is not registered under the Investment Company Act of 1940, as amended.

The risk of investment gain or loss with the assets maintained in the non-unitized separate account is borne entirely by the Company. The non-unitized separate account is not insulated, meaning that all Company obligations due to allocations to the non-unitized separate account are contractual guarantees of the Company and are accounted for in the separate account and all of the general assets of the Company are available to meet its contractual guarantees. Income, gains and losses of the separate account are credited to or charged against the separate account without regard to other income, gains or losses of the Company. As part of its overall investment strategy, the Company intends to maintain assets in the separate account that reflect its obligations to Contract Owners that have made allocations to the Index Segments. Accordingly, it is anticipated that assets relating to the Index Segments will likely consist of fixed income investments, as well as call options or other hedging instruments that relate to movements in the Indexes.

We are not obligated to invest the assets attributable to the non-unitized separate account according to any particular strategy, except as required by Connecticut and other state insurance laws. Contract Owners do not participate in the investment performance of the assets of the non-unitized separate account, and Index Credit Rates and any other benefits provided by the Company are not determined by the performance of the non-unitized separate account.

The Fixed Rate Strategy

The Fixed Rate Strategy is an investment option that applies a declared Fixed Interest Rate to the Premium or Accumulation Value allocated to it. We declare the Fixed Interest Rate applicable to each allocation to the Fixed Rate Strategy on the date of the allocation, and guarantee that the rate declared will not be changed for one year. We also guarantee that the declared Fixed Interest Rate will not be less than 0.25%.

We credit interest daily at a rate that yields the annual Fixed Interest Rate over the period for which the rate is guaranteed. In the event of a Withdrawal, Surrender or if the Death Benefit becomes payable or you elect to receive Annuity Payments, interest, if any, will be credited to the portion of the value in Fixed Rate Strategy applied to the transaction, including the day the transaction is processed. Contact Customer Service for the current Fixed Interest Rates we are declaring on amounts allocated to the Fixed Rate Strategy.

The Fixed Interest Rate we declare for allocations to the Fixed Rate Strategy as the Interim Segment may be different from the Fixed Interest Rate we declare for allocations to the Fixed Rate Strategy when it is used as a separate investment option.

VASC                                                                   33

We do not use a specific formula to set the declared Fixed Interest Rate. We determine the interest rates in our sole discretion. We may, but are not required to consider, factors, including but not limited to the interest rate on the fixed income investments we use to support our guarantees (in which you have no direct or indirect interest), regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future Fixed Interest Rates.

Amounts allocated to the Fixed Rate Strategy are held in the same non-unitized separate account used with the Index Segments, meaning that there are no discrete units of ownership of the assets of the separate account associated with any allocation to the Fixed Rate Strategy. Rather, amounts held in the Fixed Rate Strategy are an obligation of the Company and are subject to the Company’s financial strength and claims-paying ability, including claims against any other liabilities of the Company.

Subaccounts of Variable Annuity Account B

We established Variable Annuity Account B under Connecticut Law in 1976 as a continuation of the separate account established in 1974 under Arkansas law of Aetna Variable Annuity Life Insurance Company. Variable Annuity Account B was established as a segregated asset account to fund variable annuity contracts. Variable Annuity Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. It also meets the definition of “separate account” under the federal securities laws.

Although we hold title to the assets of Variable Annuity Account B, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses, whether or not realized, of Variable Annuity Account B are credited to or charged against the assets of Variable Annuity Account B without regard to other income, gains or losses of the Company. All obligations arising under the Contract are obligations of the Company. All guarantees and benefits provided under the Contract that are not related to Variable Annuity Account B are subject to the claims paying ability of the Company.

Subaccounts

Variable Annuity Account B is divided into “Subaccounts.” Each Subaccount invests directly in shares of a corresponding underlying Fund. We reserve the right to add and, under certain circumstances, make certain changes to the Subaccounts. See the Right to Change Variable Annuity Account B section on page 35.

More information about the Subaccounts available under the Contract is shown below. You bear the entire investment risk for amounts allocated through a Subaccount to an underlying Fund, and you may lose your principal. There is no assurance that any Fund will achieve its investment objectives. You should carefully consider the investment objectives, risks and charges and expenses of an underlying Fund before investing. More detailed information about a Fund, including information about its investment risks and fees and expenses, can be found in that Fund’s current prospectus and SAI. You may obtain these documents by contacting Customer Service.

Please work with your agent/registered representative to determine if an available Subaccount may be suited to your financial needs, investment time horizon and risk tolerance.

You may allocate Premium or Accumulation Value to the following Subaccounts:

Voya Retirement Conservative Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.

VASC                                                                   34

Voya Retirement Growth Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.

Voya Retirement Moderate Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Growth Portfolio.

There will always be at least one Subaccount available through the Contract.

Right to Change Variable Annuity Account B

Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to Variable Annuity Account B with respect to some or all classes of contracts:

•     Offer additional Subaccounts that will invest in Funds we find appropriate for contracts we issue;

•     Combine two or more Subaccounts;

•     Close Subaccounts. We will provide advance notice by a supplement to this prospectus if we close a Subaccount;

•     Substitute a new Fund for a Fund in which a Subaccount currently invests. In the case of a substitution, the new Fund may have different fees and charges than the Fund it replaced. A substitution may become necessary if, in our judgment:

>   A Fund no longer suits the purposes of the Contract;

>   There is a change in laws or regulations;

>   There is a change in the Fund’s investment objectives or restrictions;

>   The Fund is no longer available for investment; or

>   Another reason we deem a substitution is appropriate.

•     Stop selling the Contract;

•     Limit or eliminate any voting rights for Variable Annuity Account B (as discussed more fully below); or

•     Make any changes required by the Investment Company Act of 1940, as amended or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s) and or shareholders.

We will provide Notice to You before we make any of these changes to the Subaccounts and/or Variable Annuity Account B that affect the Contracts.

Selection of Underlying Funds. The underlying Funds available through the Contract described in this prospectus were selected by the Company. When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. See the Revenue from the Funds section on page 24 for more information about these arrangements. We may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that it no longer satisfies one or more of the selection criteria and/or if it has not attracted significant allocations under the Contract.

VASC                                                                   35

We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Voting Rights

We will vote the shares of an underlying Fund owned by Variable Annuity Account B according to your instructions. However, if the Investment Company Act of 1940, as amended or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a trust in our own right, we may decide to do so without consulting you.

We determine the number of shares that you have in a Subaccount by dividing the value in that Subaccount by the net asset value of one share of the underlying Fund in which a Subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a trust shareholder meeting. Voting instructions will be solicited by a written communication at least 14 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that Subaccount. We will also vote shares we hold in Variable Annuity Account B that are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Investment Option Valuations

Index Segments

The value of the amount allocated to an Index Segment depends on the Index Change during the Segment Term, the Cap Rate or the Participation Rate, as applicable, we declare for that Index Segment and the Buffer. An Index Segment’s value may increase or decrease depending on whether the Index Change is positive or negative.

Index Change and Index Credit Rate

We calculate the Index Change percentage as a point to point change in the Index Value over the Segment Term using the following formula:

Index Change	=	(a) – (b)
(b)

Where:

(a)   Is the Index Value of the Index as of the close of business on the Business Day prior to the date of calculation; and

(b) Is the Index Value as of the Segment Start Date.

We convert the decimal to the equivalent percentage to determine the Index Change.

The Index Value on a Segment Start Date, Segment End Date and any day in between is the Index Value as of the close on business on the Business Day immediately prior to that date.

If the Index Change is positive, the Cap Rate or Participations Rate is applied to determine the Index Credit Rate for the Index Segment. If the Index Change is negative, the Buffer is applied to determine the Index Credit Rate for the Index Segment.

VASC                                                                   36

The following table summarizes how the Index Credit Rate is determined based on the Index Change and the Point to Point Cap with Buffer Index Strategy:

If the Index Change is:	Then the Index Credit Rate will Equal:
• Positive and greater than or equal to the Cap Rate	• The Cap Rate
• Positive, but less than the Cap Rate	• The Index Change
• Negative but less than the Buffer	• 0%
• Negative and greater than the Buffer	• The Index Change, offset by the Buffer

The following table summarizes how the Index Credit Rate is determined based on the Index Change and the Point to Point Participation with Buffer Strategy:

If the Index Change is:	Then the Index Credit Rate will Equal:
• Positive	• The Index Change multiplied by the Participation Rate
• Negative but less than the Buffer	• 0%
• Negative and greater than the Buffer	• The Index Change, offset by the Buffer

The Cap Rate, Participation Rate, Buffer and the Index Credit Rate are rates of return for the entire Segment Term (from the Segment Start Date to the Segment End Date), NOT annual rates of return, even if the Segment Term is longer than one year. Accordingly, the Index Change and the Rate Threshold are also not annual rates. See the table on page 2 for the currently available Index Segments and the corresponding Indexes, Segment Terms and Buffers.

Index Segment Value on Segment Start Date and Segment End Date

On each Segment Start Date, an Index Segment’s value is equal to the Premium and/or Accumulation Value allocated to the Index Segment, less any premium tax, if applicable.

On each Segment End Date, an Index Segment’s value equals:

•     The Index Segment’s value on the Segment Start Date; multiplied by

•     (1+ the applicable Index Credit Rate for the Index Segment); multiplied by

•     A Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term.

Index Segment Value During the Segment Term

An Index Segment’s value on any date between the Segment Start Date and the Segment End Date is the Interim Value. Calculation of the Interim Value varies depending on whether the Index Segment uses the Point to Point Cap with Buffer Index Strategy or the Point to Point Participation with Buffer Index Strategy. Calculation of the Interim Value may have either a positive or a negative result, meaning that you could gain or lose Accumulation Value in an Index Segment as a consequence of the Interim Value calculation.

The Interim Value calculation helps protect the Company from the market risks that are related to the Surrender or Withdrawal of value from the Index Segments prior to the Segment End Date. The part of the Interim Value calculation that includes the fair value of hypothetical fixed instruments protects us from the potential loss of earning interest on the amount surrendered or withdrawn for the remaining portion of the Segment Term. The part of the Interim Value calculation that includes the fair value of hypothetical derivatives reflects the market value of call and put options at the time of a Surrender or Withdrawal based on the remaining portion of the Segment Term and offsets any potential gain or loss at that time.

VASC                                                                   37

The Interim Value of an Index Segment using the Point to Point Cap with Buffer Index Strategy is the lower of two values. The first is a derivatives-based estimate of the market value of the investment. The second is a value determined by applying a credit rate that until the end of the Segment Term is lower than the Cap Rate that would apply to any positive Index Change on the Segment End Date. Specifically, the credit rate to be applied is limited to only some portion of the Cap Rate calculated by prorating the Cap Rate based on the period remaining in the Segment Term.  Due to the prorating, the full effect of the Cap Rate is provided only if amounts invested in an Index Segment using the Point to Point Cap with Buffer Index Strategy are held to the Segment End Date.  More specifically, the Interim Value is equal to the lesser of (1) and (2), multiplied by a Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term, where:

(1)   Equals the sum of the following two components associated with the Index Segment:

(a)    Estimated fair value of hypothetical fixed instruments (“FVHFI”); plus

(b)   Estimated fair value of hypothetical derivatives supporting the Cap with Buffer Index Strategy (“FVHDC); and

(2)   Equals the Index Segment value on the Segment Start Date multiplied by 1 plus the Pro-rated Cap Rate, where the Pro-rated Cap Rate is calculated using the following formula:

Cap Rate	x	Number of Days Elapsed in Segment Term
Total Number of Days in Segment Term

The estimated fair value of the hypothetical fixed instruments and derivatives associated with and Index Segment is determined using risk-free swap rates and option prices widely used in derivative markets.

The FVHFI is the present value of the fixed interest investments underlying the Index Segment on the Segment Start Date discounted using a risk-fee swap rate. We use the following formula to determine the FVHFI:

•     FVHFI = Index Segment Value/(1 + swap rate)^(time to maturity)

The FVHDC is based on the value of hypothetical options supporting the Index Segment on the Segment Start Date, which are calculated using the Black-Scholes formula:

•     FVHDC = Index Segment Value x (the value of an At-the-Money Call option - the value of an Out-of-the-Money Call option - the value of an Out-of-the-Money Put option - provision for adverse deviation)

The strike prices of the options are as follows:

•     At-the-Money Call strike price = Index Value for the Segment Start Date

•     Out-of-the-Money Call strike price = Index Value for the Segment Start Date x (1 + Cap Rate)

•     Out-of-the-Money Put strike price = Index Value for the Segment Start Date x (1 - Buffer)

The provision for adverse deviation helps account for the difference between the purchase price and the sales price of the underlying options.

The Interim Value of an Index Segment using the Point to Point Participation with Buffer Index Strategy is the lower of two values. The first is a derivatives-based estimate of the market value of the investment. The second is a value determined by applying a credit rate that until the end of the Segment Term is lower than the Participation Rate portion of any positive Index Change on the Segment End Date. Specifically, the credit rate to be applied is limited to a portion of the positive Index Change (a credit of 0% will be applied for a negative Index Change) calculated by prorating the Participation Rate based on the period remaining in the Segment Term. Due to the prorating, the full effect of the Participation Rate is provided only if amounts invested in an Index Segment using the Point to Point Participation with Buffer Index Strategy are held to the Segment End Date. More specifically, the Interim Value is equal to the lesser of (1) and (2), multiplied by a Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term, where:

(1)   Equals the sum of the following two components associated with the Index Segment:

(a)    Estimated fair value of hypothetical fixed instruments (“FVHFI”); plus

(b)   Estimated fair value of hypothetical derivatives supporting the Participation with Buffer Index Strategy (“FVHDP”); and

VASC                                                                   38

(2)   Equals the greater of (a) or (b), where:

(a)    Is the Index Segment value on the Segment Start Date; and

(b)   Is the Index Segment value on the Segment Start Date multiplied by 1; plus the Pro-rated Index Credit Rate, where the Pro-rated Index Credit Rate is calculated according to the following formula:

Index Change since the Segment Start Date	x	Participation Rate	x	(	Number of Days Elapsed in Segment Term	)
Total Number of Days in Segment Term

For example, the Index Value as of the Segment Start Date is 1,000 and the Index Value after half of the Segment Term has elapsed is 1,020, thus the Index Change since the Segment Start Date is 2%. The Participation Rate is 50% and half of the Segment Term has elapsed, thus the Pro-rated Index Credit Rate = 2% x 50% x 50% = 0.5%.

The FVHFI is the present value of the fixed interest investments underlying the Index Segment on the Segment Start Date discounted using a risk-fee swap rate. We use the following formula to determine the FVHFI:

•     FVHFI = Index Segment Value/(1 + swap rate)^(time to maturity)

The FVHDP is based on the value of hypothetical options supporting the Index Segment on the Segment Start Date, which are calculated using the Black-Scholes formula:

•     FVHDP = Index Segment Value x (the value of an At-the-Money Call option x the Participation Rate - the value of an Out-of-the-Money Put option - provision for adverse deviation)

The strike prices of the options are as follows:

•     At-the-Money Call strike price = Index Value for the Segment Start Date

•     Out-of-the-Money Put strike price = Index Value for the Segment Start Date x (1 - Buffer)

The provision for adverse deviation helps account for the difference between the purchase price and the sales price of the underlying options.

Withdrawal Adjustments

A Withdrawal from an Index Segment during a Segment Term results in a percentage reduction in the Index Segment’s value that is available to participate in the Index Credit Rate for the remainder of the Segment Term. Once the Interim Value is determined on the date of a Withdrawal, the Withdrawal reduces the amount available for further Withdrawal.

If a Withdrawal from an Index Segment occurs before the end of the Segment Term, for the remainder of the Segment Term, we calculate the Index Segment’s value using a Withdrawal Adjustment. The Withdrawal Adjustment is determined using the following formula:

Withdrawal Adjustment	=	1 –	(	Withdrawal Amount	)
Index Segment’s value before Withdrawal

The Withdrawal Adjustment is cumulative for each Withdrawal taken during a Segment Term. This means that if there are multiple Withdrawals during a Segment Term, the percentage reduction in the value of an Index Segment for each of the Withdrawals is multiplied together to determine the overall Withdrawal Adjustment. Any adjustment for a Withdrawal can have the effect of reducing amounts available for later Withdrawals by more than on a dollar for dollar basis. See APPENDIX ‒ ILLUSTRATIVE EXAMPLES #23 and #24 on pages 80 and 81 for demonstrations of this.

Withdrawals from an Index Segment or a Surrender of the Contract before the end of a Segment Term are subject to a Withdrawal Adjustment and an Interim Value adjustment, which could cause you to lose money on your investment. Withdrawals from an Index Segment or a Surrender of the Contract will be subject to any applicable Surrender Charges. See FEES AND CHARGES ‒ Transaction Fees and Charges ‒ Surrender Charge on page 22.

VASC                                                                   39

Illustrative Examples

Please see APPENDIX – ILLUSTRATIVE EXAMPLES for examples that illustrate how we calculate an Index Segment’s value at different points in time using various assumptions, including:

•     Both positive and negative Index performance under the Point to Point Cap with Buffer Index Strategy and the Point to Point Participation with Buffer Index Strategy;

•     Index Values both at and before a Segment End Date; and

•     Both positive and negative FVHFI and FVHDP associated with Withdrawals prior to a Segment End Date.

The Fixed Rate Strategy Value

The value of the Fixed Rate Strategy equals the sum of each Premium and/or Accumulation Value allocated to the Fixed Rate Strategy. Each allocation of value to the Fixed Rate Strategy will be calculated as follows:

(1)  On the date on which Premium and/or Accumulation Value is first allocated to the Fixed Rate Strategy, the Fixed Rate Strategy value equals the amount of Premium and/or Accumulation Value so allocated, less any premium tax, if applicable; and

(2)  On each day thereafter, the value of the Fixed Rate Strategy equals:

(a)   The value of the Fixed Rate Strategy on the prior day; plus

(b)  Any new allocations of Premium and/or Accumulation Value to the Fixed Rate Strategy; minus

(c)   Any transfers out of or Withdrawals from the Fixed Rate Strategy, including any applicable Surrender Charges and other fees and charges; plus

(d) Interest credited daily.

See INVESTMENT OPTIONS – The Fixed Rate Strategy section on page 33 for more information about this investment option, including interest that we credit to amounts allocated to the Fixed Rate Strategy.

The Fixed Rate Strategy Minimum Guaranteed Value

Amounts allocated to the Fixed Rate Strategy have a minimum guaranteed strategy value. The Fixed Rate Strategy Minimum Guaranteed Value equals:

•     87.5% of the portion of the Premium allocated to the Fixed Rate Strategy, less premium taxes, if applicable; adjusted for

•     Reallocation of value to or from the Fixed Rate Strategy and any Withdrawals or Surrenders; plus

•     Interest credited daily at the applicable Fixed Rate Strategy Minimum Guaranteed Value Interest Rate.

The initial Fixed Rate Strategy Minimum Guaranteed Value Interest Rate is currently 1%. It is set on the Contract Date and will not change for the first six Contract Years. On each Contract Anniversary thereafter, the Fixed Rate Strategy Minimum Guaranteed Value Interest Rate will be set equal to the average of the five-year Constant Maturity Treasury Rate for each day that it is reported by the Federal Reserve during the month of October in the calendar year preceding the calendar year of the Contract Anniversary, less 1.25%. The Fixed Rate Strategy Minimum Guaranteed Value Interest Rate will be rounded to the nearest 0.05% and will not be greater than 3.00% or less than 1.00%.

The reallocation of value to or from the Fixed Rate Strategy will result in a pro-rata increase or decrease of the Fixed Rate Strategy Minimum Guaranteed Value in the same proportion as the value being reallocated bears to the total value of the Fixed Rate Strategy. A Withdrawal or Surrender from the Fixed Rate Strategy will result in a dollar for dollar reduction of the Fixed Rate Strategy Minimum Guaranteed Value equal to the amount withdrawn or surrendered.

VASC                                                                   40

Value of the Subaccounts of Variable Annuity Account B

When Premium or Accumulation Value is allocated to a Subaccount, we will convert it to accumulation units. We will divide the amount of the Premium or Accumulation Value allocated to a particular Subaccount by the value of an accumulation unit for the Subaccount to determine the number of accumulation units of the Subaccount to be held in Variable Annuity Account B with respect to your Contract. Each Subaccount of Variable Annuity Account B has its own Accumulation Unit Value. This value may increase or decrease from day to day based on the investment performance of the applicable underlying Fund. Shares in an underlying Fund are valued at their net asset value. The net investment results of each Subaccount vary with its investment performance.

On the date Premium and/or Accumulation Value is first Allocated to a Subaccount, the value in the Subaccount equals the amount allocated to that Subaccount, less a charge for premium tax, if applicable. We calculate the value at the close of each Business Day thereafter as follows:

•     The value in each Subaccount at the close of the preceding Business Day; multiplied by

•     The Subaccount’s Net Return Factor, as described below, for the current Valuation Period; plus or minus

•     Any transfers to or from the Subaccount during the current Valuation Period; minus

•     Any Withdrawals or Surrender from the Subaccount during the current Valuation Period; minus

•     Applicable taxes, including any premium taxes, not previously deducted, allocated to the Subaccount.

A Subaccount’s Net Return Factor is a number that reflects certain charges under the Contract and the investment performance of the Subaccount. The Net Return Factor is calculated for each Subaccount as follows:

•     The net asset value of the Fund in which the Subaccount invests at the close of the current Business Day; plus

•     The amount of any dividend or capital gains distribution declared for and reinvested in such Fund during the current Valuation Period; divided by

•     The net asset value of the Fund at the close of the preceding Business Day; minus

•     A daily deduction for the Separate Account Fee for each day in the current Valuation Period.

Surrenders and Withdrawals

At any time prior to the Annuity Commencement Date, you may Surrender the Contract for its Cash Surrender Value or withdraw a portion of the Accumulation Value. A Surrender or Withdrawal before the Owner or Annuitant, as applicable, reaches age 59½ may be subject to a federal income tax penalty equal to 10% of such amount treated as income, for which you would be responsible. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transaction involving the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 49.

Except under certain qualified Contracts, you may take a Surrender or Withdrawal of the Contract at any time before the earlier of:

•     The date on which Annuity Payments begin; and

•     The death of the Owner (or, if the Owner is not a natural person, the death of the Annuitant).

Cash Surrender Value

You may take the Cash Surrender Value from the Contract. We do not guarantee a minimum Cash Surrender Value. The Cash Surrender Value will fluctuate daily based on the investment and/or performance results of the Subaccount(s), the Fixed Rate Strategy and Index Segments to which your Accumulation Value is allocated. At any time prior to the Annuity Commencement Date, the Cash Surrender Value equals the greater of (1) Contract’s Accumulation Value minus any transaction fees and charges that have been incurred but not deducted; and (2) the sum of the value of each Index Segment and each Subaccount, minus any transaction fees and charges that have been incurred but not deducted, and the Fixed Rate Strategy’s Minimum Guaranteed Value (as calculated below). The Cash Surrender Value may be more or less than the Premium payment you made.

VASC                                                                   41

The Fixed Rate Strategy Minimum Guaranteed Value equals:

•     87.5% of the portion of the Premium transferred to the Fixed Rate Strategy, less Premium Taxes, if applicable; adjusted for

•     Any re-elections, transfers or Surrender or Withdrawals; plus

•     Interest credited daily at the applicable Minimum Guaranteed Surrender Value Interest Rate.

The initial Minimum Guaranteed Surrender Value Interest Rate is set on the Contract Date and will not change for the first six Contract Years. On the sixth Contract Anniversary and on each Contract Anniversary thereafter, the Minimum Guaranteed Surrender Value Interest Rate will be set equal to the average of the five-year Constant Maturity Treasury Rate for each day that it is reported by the Federal Reserve during the month of October in the calendar year preceding the calendar year of the Contract Anniversary, less 1.25%. The Minimum Guaranteed Surrender Value Interest will be rounded to the nearest 0.05% and will not be greater than 3.0% or less than 1.0%.

To Surrender the Contract, you must provide Notice to Us. If we receive your Notice to Us before the close of business on any Business Day, we will determine the Cash Surrender Value as of the close of business on such Business Day; otherwise, we will determine the Cash Surrender Value as of the close of the next Business Day. We may require that the Contract be returned to us before we pay you the Cash Surrender Value. If you have lost the Contract, we may require that you complete and return to Customer Service a lost contract form.

We will pay the Cash Surrender Value within seven days of receipt of Notice to Us of such Surrender, but we may delay payment in certain circumstances. See the OTHER IMPORTANT INFORMATION ‒ Suspension of Payments section on page 62.

You may receive the Cash Surrender Value in a single lump sum payment. Upon payment of the Cash Surrender Value, the Contract will terminate and cease to have any further value.

Surrendering your Contract may have adverse tax consequences. See the FEDERAL TAX CONSIDERATIONS section on page 49.

Withdrawals

You may withdraw a portion of the Accumulation Value from the Contract (which we refer to as a Withdrawal). You may specify the order of processing the Withdrawals, including whether you wish to take your Withdrawal from a particular Premium and/or from the Subaccount(s), Fixed Rate Strategy or particular Index Segments. Unless you specify otherwise, Withdrawals will be deducted in the following order:

•     First from the Subaccounts on a pro rata basis;

•     Next from the Fixed Rate Strategy based on the order that values are allocated on a first in first out basis;

•     Next from the Interim Segment based on the order that values are allocated on a first in first out basis; and

•     Finally from the Index Segments on a pro rata basis.

With respect to a particular Premium that is invested in more than one Index Segment and or Subaccount, unless you specify otherwise, Withdrawals will be taken first from the portion of the Accumulation Value allocated to the Subaccount, Interim Segment and then proportionately from the Index Segments. Withdrawals from Index Segments will reflect a positive or negative Index Credit Rate.

To make a Withdrawal, you must provide Notice to Us of such Withdrawal. If we receive your Notice to Us before the close of business on any Business Day, we will determine the amount of the Accumulation Value at the close of business on such Business Day; otherwise, we will determine the amount of the Accumulation Value as of the close of the next Business Day. A Withdrawal may be subject to a Surrender Charge. See FEES AND CHARGES ‒ Transaction Fees and Charges ‒ Surrender Charge on page 22 for more information about the Surrender Charge.

We currently offer both regular Withdrawals and Systematic Withdrawals.

VASC                                                                   42

Regular Withdrawals

After your Right to Examine Period has expired (see the Free Look/Right to Cancel section on page 21), you may take one or more regular Withdrawals. Each such regular Withdrawal must be at least equal to the lesser of:

•     $1,000;

•     An amount equal to 10% of the Accumulation Value (after the first Contract Year) minus any Withdrawals already taken during the Contract Year (as determined on the date of such Withdrawals(s)), which we refer to as the Free Amount Percentage (See FEES AND CHARGES ‒ Transaction Fees and Charges ‒ Surrender Charge on page 22); and

•     The required minimum distribution amount under the Code.

You are permitted to make regular Withdrawals regardless of whether you have previously elected, or continue to elect, to make Systematic Withdrawals. A Withdrawal will be deemed a Surrender and the Cash Surrender Value will be paid if, after giving effect to the requested Withdrawal, the Cash Surrender Value remaining would be less than $2,500.

Systematic Withdrawals

You may choose to receive automatic Systematic Withdrawal payments from the Accumulation Value, provided you are not making IRA Withdrawals (see Withdrawals from Individual Retirement Annuities below). You may take Systematic Withdrawals monthly, quarterly or annually. Systematic Withdrawals will incur Surrender Charges, unless you limit the amount of your Systematic Withdrawals to the maximum amount available for Surrender in a Contract Year without incurring Surrender Charges. There is no additional charge for electing the Systematic Withdrawal option. Only one Systematic Withdrawal option may be elected at a time. You may begin a Systematic Withdrawal in a Contract Year in which a regular Withdrawal has been, or will be, made.

If you are eligible for Systematic Withdrawals, you must provide Notice to Us of the date on which you would like such Systematic Withdrawals to start. This date must be at no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the next succeeding calendar month. Subject to these restrictions on timing, if you have not indicated a start date, your Systematic Withdrawals will begin on the first Business Day following the Contract Date (or the monthly or quarterly anniversary thereof), and the Systematic Withdrawals will be made at the frequency you have selected. If the day on which a Systematic Withdrawal is scheduled is not a Business Day, the payment will be made on the next Business Day.

You may express the amount of your Systematic Withdrawal as either:

•     A fixed dollar amount; or

•     An amount that is a percentage of the Accumulation Value.

The amount of each Systematic Withdrawal must be a minimum of $100. If your Systematic Withdrawal is a fixed dollar amount of less than $100 on any Systematic Withdrawal date, we will automatically and immediately terminate your Systematic Withdrawal election. Fixed dollar Systematic Withdrawals that are intended to satisfy the requirements of Section 72(q) or 72(t) of the Code may exceed the maximum amount available for Surrender in a Contract Year without incurring Surrender Charges. However, such Withdrawals will incur Surrender Charges on any amount in excess of such applicable maximum amount.

Systematic Withdrawals of an amount based on a percentage of the Accumulation Value are subject to the applicable maximum percentage of Accumulation Value as shown below, which is used to calculate the amount of Surrender on the date of each Systematic Withdrawal:

Frequency of Systematic Withdrawals	Maximum Percentage of Accumulation Value
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

VASC                                                                   43

If your Systematic Withdrawal of an amount that is a percentage of the Accumulation Value would be less than $100, we will automatically increase the amount to $100, provided it does not exceed the applicable maximum percentage of Accumulation Value and you have elected not to incur Surrender Charges. Otherwise, we will only pay the portion that would not incur Surrender Charges and then automatically and immediately terminate your Systematic Withdrawal election.

You may change the fixed dollar amount, or percentage of Accumulation Value, of your Systematic Withdrawal once each Contract Year, except in a Contract Year during which you have previously made a regular Withdrawal. You may cancel the Systematic Withdrawal option at any time by providing Notice to Us at least seven days before the date of the next scheduled Systematic Withdrawal. For Systematic Withdrawals based on a fixed dollar amount, we will not adjust the Systematic Withdrawal payments to account for any Additional Premium received from you. For Systematic Withdrawals based on a percentage of your Accumulation Value, however, we will automatically incorporate into the Systematic Withdrawal calculation any Additional Premium received from you.

Surrender Charges on Systematic Withdrawals. Systematic Withdrawals will incur Surrender Charges, unless you elect to limit the amount of your Systematic Withdrawals to the maximum amount available for Surrender in a Contract Year without incurring Surrender Charges. In the event that a Systematic Withdrawal incurs a Surrender Charge, we will apply the Surrender Charge to the Accumulation Value.

Withdrawals from Individual Retirement Annuities

If you have an IRA Contract (other than a Roth IRA Contract) and will be at least age 70½ during the current calendar year, you may, pursuant to your IRA Contract, elect to have distributions made to you to satisfy requirements imposed by federal income tax law. Such IRA Withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans.

If you elect to make IRA Withdrawals, we will send Notice to You before such IRA Withdrawals commence, and you may elect to make IRA Withdrawals at that time or at a later date. Any IRA Withdrawals will be made at the frequency you have selected (which may be monthly, quarterly or annually) and will commence on the start date you have selected, which must be no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the succeeding month. Subject to these restrictions on timing, if you have not indicated a start date, your IRA Withdrawals will begin on the first Business Day following your Contract Date at the frequency you have selected.

At your discretion, you may request that we calculate the amount that you are required to Surrender from your IRA Contract each year based on the information you give us and the various options under the IRA Contract that you have chosen. This amount will be a minimum of $100 per IRA Withdrawal. Alternatively, we will accept written instructions from you setting forth your calculation of the required amount to be surrendered from your IRA Contract each year, also subject to the $100 minimum per IRA Withdrawal. If at any time the IRA Withdrawal amount is greater than the Accumulation Value, we will immediately terminate the IRA Contract and promptly send you an amount equal to the Cash Surrender Value.

You may not elect to make IRA Withdrawals if you have already elected to make Systematic Withdrawals. Additionally, since only one Systematic Withdrawal option may be elected at a time, if you have elected to make such Systematic Withdrawals, the distributions thereunder must be sufficient to satisfy the mandatory distribution rules imposed by federal income tax law; otherwise, we may alter such distributions to comply with federal income tax law. You are permitted to change the frequency of your IRA Withdrawals once per Contract Year, and you may cancel IRA Withdrawals altogether at any time by providing Notice to Us at least seven days before the next scheduled IRA Withdrawal date to ensure such scheduled IRA Withdrawal and successive IRA Withdrawals are not enforced.

VASC                                                                   44

Subaccount Transfers

You may transfer your Accumulation Value among the available Subaccounts, and we reserve the right to assess an Excess Transfer Fee for more than 12 transfers in a Contract Year. For purposes of assessing any Excess Transfer Fee, transfers from one Subaccount to more than one Subaccount as part of a single request or on the same day will be counted as a single transfer. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law.

Death Benefit

Death Benefit Prior to the Annuity Commencement Date

The Contract provides for a Death Benefit equal to the Accumulation Value. The Death Benefit is calculated as of the date of:

•     Our receipt of satisfactory Proof of Death; and

•     Our receipt of all required claim forms.

Proof of Death is the documentation we deem necessary to establish death, including, but not limited to:

•     A certified copy of a death certificate;

•     A certified copy of a statement of death from the attending physician;

•     A finding of a court of competent jurisdiction as to the cause of death; or

•     Any other proof that we deem in our sole discretion to be satisfactory to us.

Until we receive satisfactory Proof of Death and all required claim forms, or a spousal Beneficiary’s election to continue the Contract, the Contract’s Accumulation Value will remain allocated to the Index Segments, Subaccounts and/or Fixed Rate Strategy to which the corresponding Accumulation Value was invested on the date of death and any allocations or will continue as if the death had not occurred.

Once we have received satisfactory Proof of Death and all required documentation necessary to process a claim, we will generally pay the Death Benefit within seven days of such date. Only one Death Benefit is payable under the Contract. The Death Benefit will be paid to the named Beneficiary, unless the Contract has Joint Owners (or if the Owner is not a natural person, the Annuitant), in which case any surviving Owner (or Annuitant, as applicable) will take the place of, and be deemed to be, the Beneficiary entitled to collect the Death Benefit. The Owner may restrict how the Beneficiary is to receive the Death Benefit (e.g., by requiring a lump-sum payment, installment payments or that any amount be applied to an Annuity Plan). See the DETAILED INFORMATION ABOUT THE CONTRACT ‒ Contract Ownership and Rights ‒ Beneficiary on page 19.

Any surviving spouse of a deceased Owner who is the sole primary Beneficiary (or, as the surviving Joint Owner, is designated as the Beneficiary) has the option, but is not required, to continue the Contract under the same terms existing prior to such Owner’s death. Such election would be in lieu of payment of the Death Benefit. Our receipt of Additional Premium will be deemed to be an election to continue the Contract. The surviving spouse’s right to continue the Contract is limited by our use of the term “spouse,” as it is defined under federal law. Also, the surviving spouse may not continue the Contract if he or she is age 95 or older on the date of the Owner’s death. If the surviving spouse elects to continue the Contract, the following will apply:

•     The surviving spouse will replace the deceased Owner as the Contract Owner (and if the deceased Owner was the Annuitant, the surviving spouse will replace the deceased Owner as the Annuitant);

•     The age of the surviving spouse will be used as the Owner’s age under the continued Contract;

•     All rights of the surviving spouse as the Beneficiary under the Contract in effect prior to such continuation election will cease;

•     If the deceased Owner died during the Surrender Charge period, Surrender Charges on any Withdrawals requested or on a Surrender of Premium received before the date of the deceased Owner’s death will be waived. Surrender Charges on Premium received after the date of the deceased Owner’s death will apply;

VASC                                                                   45

•     All rights and privileges granted by the Contract or allowed by us will belong to the surviving spouse as the Owner of the continued Contract; and

•     Upon the death of the surviving spouse as the Owner of the Contract, the Death Benefit will be distributed to the Beneficiary or Beneficiaries described below, and the Contract will terminate.

Payment of the Death Benefit to a Spousal or Non-Spousal Beneficiary

Subject to any payment restriction imposed by the Owner, the Beneficiary may decide to receive the Death Benefit:

•     In one lump sum or installment payments; or

•     By applying the Death Benefit to an Annuity Plan.

No Additional Premium may be made following the date of the Owner’s death, except by a spousal Beneficiary that elects to continue the Contract as described above. The Beneficiary may receive the Death Benefit in one lump sum payment or in installment payments, provided the Death Benefit are distributed to the Beneficiary within five years of the Owner’s death. During any deferral period after we receive Proof of Death and all required claim forms, the Contract will continue under the same terms, and the Death Benefit will be allocated among the Index Segments, Fixed Rate Strategy and/or Subaccounts as on the date of the Owner’s death. Such allocations will continue to operate as if the Owner’s death had not occurred, except that:

•     Transfers among the Contract’s investment options are not allowed;

•     Upon maturity of an Index Segment, the value of a maturing Index Segment will be allocated to the Interim Segment;

•     An Index Segment cannot have a Segment Term that extends beyond the end of any deferral period, and any amount allocated to an Index Segment at the end of any deferral period will be paid in a lump sum; and

•     The Dollar Cost Averaging program will discontinue and amounts associated with that program will be allocated to the Interim Segment.

The Beneficiary has until one year after the Owner’s death to decide to apply the Death Benefit to an Annuity Plan. If the Death Benefit is applied to an Annuity Plan, the Beneficiary will be deemed to be the Annuitant, and the Annuity Payments must:

•     Be distributed in substantially equal installments over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary; and

•     Begin no later than one year after the date of the Owner’s death.

If we do not receive a request to apply the Death Benefit to an Annuity Plan, we will make a single lump-sum payment to the Beneficiary. Unless you elect otherwise, the payment will generally be made into an interest bearing account, backed by the Company’s general account and will be subject to the Company’s financial strength and claims-paying ability. This interest bearing account is not FDIC insured and can be accessed by the Beneficiary through a draftbook feature. The Beneficiary may access Death Benefit at any time without penalty. For information on required distributions under U.S. federal income tax laws, see “Required Distributions upon Owner’s Death” below. At the time of Death Benefit election, the Beneficiary may elect to receive the Death Benefit directly by check rather than through the draftbook feature of the interest bearing account by notifying Customer Service.

The Beneficiary may elect to receive the Death Benefit in payments over a period of time based on his or her life expectancy. These payments are sometimes referred to as stretch payments. Stretch payments for each calendar year will vary in amount because they are based on the Accumulation Value and the Beneficiary’s remaining life expectancy. The first stretch payment must be made by the first anniversary of the Owner’s date of death. Each succeeding stretch payment is required to be made by December 31st of each calendar year. Stretch payments are subject to the same conditions and limitations as Systematic Withdrawals. See SURRENDERS AND WITHDRAWALS – Withdrawals ‒ Systematic Withdrawals on page 43. The rules for, and tax consequences of, stretch payments are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transactions involving the Contract.

VASC                                                                   46

Stretch Annuity

If the Owner purchased the Contract with death benefit proceeds inherited from a contract issued to another individual (the “Other Annuity Owner”), then the following restrictions apply:

•     No Additional Premium will be accepted;

•     The Contract Owner may not be changed;

•     Annuity Payments may not be elected; and

•     The Accumulation Value must be distributed in its entirety within five years of the Other Annuity Owner’s death, or beginning within one year after the Other Annuity Owner’s death:

>   Over the life of the Contract Owner; or

>   Over a period not greater than the Owner’s life expectancy.

Distributions of Accumulation Value under the stretch annuity described above are subject to the same conditions and limitations as Systematic Withdrawals. See SURRENDERS AND WITHDRAWALS – Withdrawals ‒ Systematic Withdrawals on page 43. The rules for, and tax consequences of, stretch annuities are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Death Benefit Once Annuity Payments Have Begun

There is no Death Benefit once the Owner decides to begin receiving Annuity Payments. In the event the Owner dies (or, in the event that the Owner is a non-natural person, the Annuitant dies) before all guaranteed Annuity Payments have been made pursuant to any applicable Annuity Plan, we will continue to make the Annuity Payments until all such guaranteed payments have been made. The Annuity Payments will be paid to the Beneficiary according to the Annuity Plan at least as frequently as before the death of the Owner or Annuitant, as applicable. See the ANNUITY PAYMENTS AND ANNUITY PLANS section on page 47.

Annuity Payments and Annuity Plans

Annuity Payments

Subject to state law, the Contract provides for Annuity Payments, so long as the Annuitant is then living, in one of the two following ways:

•     You can elect an Annuity Plan to begin on any date following the first Contract Anniversary; or

•     We will automatically begin making Annuity Payments under an Annuity Plan on the Contract Anniversary following the Annuitant’s 95th birthday, which we refer to as the latest Annuity Commencement Date.

Subject to state law, Annuity Payments cannot begin later than latest Annuity Commencement Date, unless:

•     We agree to a later date; or

•     The IRS publishes a final regulation or a revenue ruling concluding that an annuity contract with an Annuity Commencement Date that is later than the Contract Anniversary following the oldest Annuitant’s 95th birthday will be treated as an annuity for federal tax purposes.

Notice to Us is required at least 30 days in advance of the date you wish to begin receiving Annuity Payments after we issue the Contract. If the Accumulation Value is less than $2,500 on the Annuity Commencement Date, we will pay such amount in a single lump-sum payment. Each Annuity Payment must be at least $100. We will make the Annuity Payments in monthly installments (although you can direct us to make the Annuity Payments annually instead). We reserve the right in the Contract to make the Annuity Payments less frequently, as necessary, to make the Annuity Payment equal to at least $100. We may also change the $2,500 and $100 minimums based upon increases reflected in the Consumer Price Index for All Urban Consumers (CPI-U) since January 1, 2017.

There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan.

VASC                                                                   47

Calculation of Annuity Payments

If you elect to annuitize your Contract prior to the latest Annuity Commencement Date we will determine the Annuity Payments by multiplying the greater of (1) the Accumulation Value, minus any applicable premium tax, and (2) the sum of the Fixed Rate Strategy Minimum Guaranteed Value and the value of each Subaccount and each Index Segment, minus any applicable premium tax by the applicable payment factor and dividing that amount by 1,000.

The applicable payment factor depends on:

•     The Annuity Plan;

•     The frequency of Annuity Payments;

•     The age of the Annuitant (and sex, where appropriate under applicable law); and

•     A net investment return of 1.0% is assumed (we may pay a higher return at our discretion).

To avoid certain tax penalties, you or your Beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an Annuity Plan, the Tax Code requires that your expected payments will not exceed certain durations. See the FEDERAL TAX CONSIDERATIONS section on page 49.

Annuity Plans

You may elect one of the following Annuity Plans:

•     Payments for a Period Certain ‒ Annuity Payments are made in equal installments for a fixed number of years. The number of years cannot be less than 10 nor more than 30, unless otherwise required by applicable law;

•     Payments for Life with a Period Certain ‒ Annuity Payments are made for a fixed number of years and as long thereafter as long as the Annuitant is living. The number of years cannot be less than 10 nor more than 30, unless otherwise required by applicable law; or

•     Life Only Payments ‒ Annuity Payments are made for as long as the Annuitant is living.

In addition, you may elect any other Annuity Plan we may be offering at the time Annuity Payments begin.

Annuity Plans provide for Annuity Payments of a fixed dollar amount only, using the Annuity 2012 Mortality Tables. The Annuity Plan may be changed at any time before the Annuity Commencement Date, upon 30 days prior Notice to Us. If you do not elect an Annuity Plan, Annuity Payments will be made automatically each month for a minimum of 120 months and as long thereafter as the Annuitant is living, based on the oldest Annuitant’s life, unless otherwise limited by applicable law.

Your election of an Annuity Plan is subject to the following additional terms and conditions:

•     Annuity Payments will be made to the Owner, unless you provide Notice to Us directing otherwise;

•     You must obtain our consent if the payee is not a natural person; and

•     Any change in the payee will take effect as of the date we receive Notice to Us.

Death of the Annuitant who is not an Owner

In the event the Annuitant dies on or after the Annuity Commencement Date, but before all Annuity Payments have been made pursuant to the Annuity Plan elected, we will continue the Annuity Payments until all guaranteed Annuity Payments have been made. The Annuity Payments will be paid at least as frequently as before the Annuitant’s death until the end of any guaranteed period certain. We may require satisfactory Proof of Death in regard to the Annuitant before continuing the Annuity Payments.

VASC                                                                   48

FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:

•     Your tax position (or the tax position of the designated Beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;

•     Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;

•     This section addresses some, but not all, applicable federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•     We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and

•     No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of the U.S. federal tax rules affecting the Contract, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts:  Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (Nonqualified Contracts) or purchased on a tax-qualified basis (Qualified Contracts).

Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of Premium applied to a Nonqualified Contract. Rather, Nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive Annuity Payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified Contracts are designed for use by individuals and/or employers whose Premium is comprised solely of proceeds from retirement plans or programs entitled to special favorable income tax treatment under Sections 408 or 408A of the Tax Code. Employers or individuals intending to use the Contract with such plans or programs should seek tax and/or legal advice.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuity contracts in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a Nonqualified Contract until a distribution occurs or until Annuity Payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to assign or pledge any portion of the Contract’s Accumulation Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:

VASC                                                                   49

•     Diversification. Tax Code Section 817(h) requires that in a Nonqualified Contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. Variable Annuity Account B, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by the Treasury Regulations Sec. 1.817-5, which affects how the Funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements and rulings because a Subaccount’s underlying Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such regulations and rulings, and we reserve the right to modify your Contract as necessary to do so;

•     Investor Control. Although earnings under Nonqualified Annuity Contracts generally are not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over such assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income. Future guidance regarding the extent to which Contract Owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts, such as the Contract described in this prospectus. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a pro rata share of the assets of Variable Annuity Account B;

•     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires any Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The Nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•     Non-Natural Owners of a Nonqualified Contract. If the Contract Owner is not a natural person (in other words, is not an individual), a Nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract’s Accumulation Value over the “investment in the Contract” (generally, the Premium or other consideration you paid for the Contract less any nontaxable Withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in the Annuitant is treated as the death of the Contract Owner; and

•     Delayed Annuity Starting Date. If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an Annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General. When a Withdrawal from a Nonqualified Contract occurs before the Annuity Commencement Date, the amount received will be treated as ordinary income subject to federal income tax up to an amount equal to the excess (if any) of the Accumulation Value (unreduced by the amount of any early Withdrawal Surrender Charge) immediately before the distribution over the Contract Owner’s investment in the Contract at that time. Investment in the Contract is generally equal to the amount of all Premium applied to the Contract, plus amounts previously included in your gross income as the result of certain loans, assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a Surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract Owner’s investment in the Contract (cost basis).

VASC                                                                   50

10% Penalty. A distribution from a Nonqualified Contract may be subject to a penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

•     Made on or after the taxpayer reaches age 59½;

•     Made on or after the death of a Contract Owner (the Annuitant if the Contract Owner is a non-natural person);

•     Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;

•     Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary; or

•     The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% penalty does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, then any distributions other than Annuity Payments will be treated, for tax purposes, as coming:

•     First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchanged into the Contract;

•     Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;

•     Then, from any remaining “income on the Contract”; and

•     Lastly, from any remaining “investment in the Contract.”

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the partial withdrawal or surrender of the original contract will be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each Annuity Payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an Annuity Payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent Annuity Payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized after December 31, 2010, are treated as separate contracts with their own Annuity Commencement Date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity provided that the Annuity Payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

VASC                                                                   51

Death Benefits. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•     If distributed in a lump sum, they are taxed in the same manner as a Surrender of the Contract; or

•     If distributed under an Annuity Payment option, they are taxed in the same way as Annuity Payments.

Special rules may apply to amounts distributed after a Beneficiary has elected to maintain the Contract’s Accumulation Value and receive Annuity Payments.

Different distribution requirements apply if the Contract Owner’s death occurs:

•     After he or she begins receiving Annuity Payments under the Contract; or

•     Before he or she begins receiving such distributions.

If the Contract Owner’s death occurs after he or she begins receiving Annuity Payments, distributions must be made at least as rapidly as under the method in effect at the time of such Contract Owner’s death.

If the Contract Owner’s death occurs before he or she begins receiving Annuity Payments, such Contract Owner’s entire balance must be distributed within five years after the date of his or her death. For example, if the Contract Owner dies on September 1, 2018, his or her entire balance must be distributed by August 31, 2023. However, if distributions begin within one year of such Contract Owner’s death, then payments may be made over either of the following two timeframes:

•     Over the life of the designated Beneficiary; or

•     Over a period not extending beyond the life expectancy of the designated Beneficiary.

If the designated Beneficiary is your spouse, your Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies, the same rules apply on the death of the primary Annuitant as outlined above for the death of the Contract Owner.

Assignments and Other Transfers. A transfer, pledge or assignment of ownership of a Nonqualified Contract, the selection of certain annuity dates, or the designation of an Annuitant or payee other than an Owner may result in certain tax consequences to you that are generally not discussed herein. Notwithstanding the assignment, pledge or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution for federal income tax purposes. Anyone contemplating any such transfer, pledge, assignment or designation or exchange, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Immediate Annuities. Under Section 72 of the Tax Code, an immediate annuity means an annuity:

•     That is purchased with a single Premium;

•     With Annuity Payments starting within one year from the date of purchase; and

•     That provides a series of substantially equal periodic payments made annually or more frequently.

While this Contract is not designed as an immediate annuity, treatment as an immediate annuity would have significance with respect to exceptions from the 10% early Withdrawal penalty, to Contracts owned by non-natural persons, and for certain exchanges.

Multiple Contracts. Tax laws require that all Nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

VASC                                                                   52

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number or if we are notified by the IRS that the taxpayer identification number we have on file is incorrect. The withholding rates applicable to the taxable portion of periodic Annuity Payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.

If you or your designated Beneficiary is a non-resident alien, then any withholding is governed by Tax Code Section 1441 based on the individual’s citizenship, the country of domicile and treaty status, and we may require additional documentation prior to processing any requested transaction.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The Contract may be purchased with the following retirement plans and programs to accumulate retirement savings:

•     Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA qualification requirements.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA only once in any 12 month period. Beginning in 2015, you will not be able to roll over any portion of an IRA distribution if you rolled over a distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP IRA, or a SIMPLE IRA to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. Beginning in 2015, you will not be able to roll over any portion of a Roth IRA distribution if you rolled over another IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

VASC                                                                   53

A 10% additional tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Taxation

The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract, the specific terms and conditions of the Qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a Qualified Contract, or on Annuity Payments from a Qualified Contract, depends upon the type of Qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:

•     Contributions in excess of specified limits;

•     Distributions before age 59½ (subject to certain exceptions);

•     Distributions that do not conform to specified commencement and minimum distribution rules; and

•     Certain other specified circumstances.

Some Qualified Contracts may be subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract as a Qualified Contract. Contract Owners, participants, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.

Contract Owners, Annuitants and Beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain the favorable tax treatment and does not provide any tax benefits beyond deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the lifetime Annuity Payment options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and charges you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below You should consult with a tax and/or legal adviser in connection with contributions to a Qualified Contract.

Distributions - General

Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including Withdrawals, Annuity Payments, rollovers, exchanges and Death Benefit proceeds. We report the gross and taxable portion of all distributions to the IRS.

VASC                                                                   54

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:

•     The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or

•     You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from an IRA or a Roth IRA unless certain exceptions, including one or more of the following, have occurred:

•     You have attained age 59½;

•     You have become disabled, as defined in the Tax Code;

•     You have died and the distribution is to your Beneficiary;

•     You have separated from service with the plan sponsor at or after age 55;

•     The distribution amount is rolled over into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;

•     You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life or the life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary;

•     The distribution is paid directly to the government in accordance with an IRS levy;

•     The Withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”); or

•     The distribution is a qualified reservist distribution as defined under the Tax Code.

In addition, the 10% additional tax does not apply to the amount of a distribution equal to unreimbursed medical expenses incurred by the Contract Owner during the taxable year that qualify for deduction as specified in the Tax Code. The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions - Roth IRA. A partial or full distribution of Premium applied to a Roth IRA account and earnings credited on that Premium will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth IRA is defined as a distribution that meets the following two requirements:

•     The distribution occurs after the five-year taxable period measured from the earlier of:

>   The first taxable year you made a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>   If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or

>   The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND

•     The distribution occurs after you attain age 59½, die with payment being made to your Beneficiary, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the Contract (basis) and earnings on the Contract.

Distributions - Eligibility

Lifetime Required Minimum Distributions (IRAs)

To avoid certain tax penalties, you and any designated Beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:

•     Start date for distributions;

•     The time period in which all amounts in your Contract(s) must be distributed; and

•     Distribution amounts.

VASC                                                                   55

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70½ or retire, whichever occurs later.

Time Period. We must pay out distributions from the Contract over a period not extending beyond one of the following time periods:

•     Over your life or the joint lives of you and your designated Beneficiary; or

•     Over a period not greater than your life expectancy or the joint life expectancies of you and your designated Beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). The entire interest in the account includes the amount of any outstanding rollover, transfer, recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.

50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

Lifetime required minimum distributions are not applicable to Roth IRAs during your lifetime. Further information regarding required minimum distributions may be found in your Contract.

Required Distributions upon Death (IRAs and Roth IRAs)

Different distribution requirements apply after your death, depending upon if you have begun receiving required minimum distributions. Further information regarding required distributions upon death may be found in your Contract.

If your death occurs on or after the date you begin receiving minimum distributions under the Contract, distributions generally must be made at least as rapidly as under the method in effect at the time of your death. Tax Code Section 401(a)(9) provides specific rules for calculating the minimum required distributions after your death.

If your death occurs before the date you begin receiving minimum distributions under the Contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2018, your entire balance must be distributed to the designated Beneficiary by December 31, 2023. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made within one of the following timeframes:

•     Over the life of the designated Beneficiary; or

•     Over a period not extending beyond the life expectancy of the designated Beneficiary.

Start Dates for Spousal Beneficiaries. If the designated Beneficiary is your spouse, distributions must begin on or before the later of the following:

•     December 31 of the calendar year following the calendar year of your death; or

•     December 31 of the calendar year in which you would have attained age 70½.

No Designated Beneficiary. If there is no designated Beneficiary, the entire interest generally must be distributed by the end of the calendar year containing the fifth anniversary of the Contract Owner’s death.

Special Rule for IRA Spousal Beneficiaries (IRAs and Roth IRAs Only). In lieu of taking a distribution under these rules, if the sole designated Beneficiary is the Contract Owner’s surviving spouse, the spousal Beneficiary may elect to treat the Contract as his or her own IRA and defer taking a distribution until his or her own start date. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the Contract or fails to take a distribution within the required time period.

VASC                                                                   56

Withholding

Any taxable distributions under the Contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

IRAs and Roth IRAs. Generally, you or, if applicable, a designated Beneficiary may elect not to have tax withheld from distributions.

Non Resident Aliens. If you or your designated Beneficiary is a non-resident alien, withholding will generally be 30% based on the individual’s citizenship, the country of domicile and treaty status. We may require additional documentation prior to processing any requested distribution.

Assignment and Other Transfers

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Account B is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to Variable Annuity Account B to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to Variable Annuity Account B will be first used to reduce any income taxes imposed on Variable Annuity Account B before being used by the Company.

VASC                                                                   57

In summary, we do not expect that we will incur any federal income tax liability attributable to Variable Annuity Account B and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to Variable Annuity Account B. In this case we may impose a charge against Variable Annuity Account B (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from Variable Annuity Account B, including from your Accumulation Value.

Selling the Contract

General

Our affiliate, Directed Services LLC, serves as the principal underwriter and distributor of the Contract as well as for our other contracts. Directed Services LLC, a Delaware limited liability company, is registered as a broker/dealer with the SEC and is also a member of FINRA. Directed Services LLC’s principal office is located at One Orange Way, Windsor, Connecticut 06095-4774.

We sell the Contract through licensed insurance agents who are registered representatives of broker/dealers and registered investment advisors who are licensed and qualified under any applicable federal or state securities rules and regulations that have entered into selling agreements with Directed Services LLC. We refer to these broker/dealers and investment advisors as “distributors.” Voya Financial Advisors, Inc. is affiliated with the Company and has entered into a selling agreement with Directed Services LLC for the sale of our variable annuity contracts.

Compensation Agreements

Directed Services LLC pays selling firms compensation for the promotion and sale of the Contract. Registered representatives of distributors who solicit sales of the Contract typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending on the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by the Contract Owners or Variable Annuity Account B, but instead is paid by us through Directed Services LLC. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the Contract.

Directed Services LLC pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of Premium payments. Selling firms may receive commissions of up to 7% of Premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of the compensation paid to their selling firm, depending on the firm’s practices. Commissions and annual compensation, when combined, could exceed 7% of total Premium payments.

Directed Services LLC has special compensation arrangements with certain selling firms based on such firms’ aggregate or anticipated sales of the Contracts or other specified criteria. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

VASC                                                                   58

In addition to the direct cash compensation for Contract sales described above, Directed Services LLC may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling the Contract to you and other customers. These amounts may include:

•     Marketing/distribution allowances, which may be based on the percentages of Premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the calendar year;

•     Loans or advances of commissions in anticipation of future receipt of Premiums (i.e., a form of lending to registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;

•     Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our expense;

•     Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on the sales of the Contract;

•     Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, representative recruiting or other activities that promote the sale of the Contract; and

•     Additional cash or non-cash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

The following is a list of the top 25 selling firms that, during 2016, received the most total dollars of compensation, in the aggregate, from us in connection with the sale of registered annuity contracts issued by us, ranked from greatest compensation to least compensation:

•     Wells Fargo Advisors, LLC;

•     LPL Financial Corporation;

•     Morgan Stanley Smith Barney LLC;

•     Voya Financial Advisors, Inc.;

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated;

•     Cetera Advisor Networks LLC;

•     Raymond James and Associates Inc.;

•     UBS Financial Services;

•     National Planning Corporation;

•     Ameriprise Financial Services, Inc.;

•     Securities America, Inc.;

•     Cambridge Investment Research Inc.;

•     Commonwealth Equity Services, Inc.;

•     Stifel Nicolaus and Company Incorporated;

•     Woodbury Financial Services Inc.;

•     Edward D. Jones & Co., L.P. dba Edward Jones;

•     First Allied Securities Inc.;

•     Kestra Investment Services, LLC;

•     SII Investments Inc.;

•     Royal Alliance Associates Inc.;

•     RBC Capital Markets LLC;

•     Centaurus Financial, Inc.;

•     Directed Services LLC;

•     J.P. Morgan Securities LLC; and

•     MML Investors Services, Inc.

Directed Services LLC may also compensate distributors, and their sales management personnel, for contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of Premiums and/or a percentage of Accumulation Value. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker/dealers or “focus firms.”

VASC                                                                   59

This is a general discussion of the types and levels of compensation paid by us for sale of our registered annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our products, such as the Contract, over those of another company, and may also provide a financial incentive to promote one of our contracts over another, such as the Contract.

Other Important Information

General Provisions

Your Contract

The Contract described in this prospectus, together with any applications and any riders or Endorsements, constitutes the entire agreement between you and us and should be retained. For further information about the Contract, contact Customer Service. A president or other officer of the Company and our secretary or assistant secretary must sign all changes or amendments to the Contract. No other person may change its terms or conditions.

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price when the order was executed and the price when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Age

We issue your Contract at the Owner(s) and Annuitant(s) ages (stated in your Contract schedule) based on the last birthday as of at the time of application. On the application date, the Owner(s) and Annuitant(s) can generally be no more than age 80.

We determine an Owner’s and Annuitant’s age at a given time by adding the number of completed Contract Years to the age stated in your Contract schedule.

Misstatement Made by Owner in Connection with Purchase of the Contract

We may require proof of the age and sex of the person upon whose life certain benefit payments are determined (i.e., the Death Benefit or Annuity Payments). If the Owner misstates the age or sex of a person in connection with the purchase of the Contract, we reserve the right in the Contract to adjust (either upward or downward) these payments based on the correct age or sex. If an upward adjustment to your benefit payment is required, we will include an amount in your next benefit payment representing the past underpayments by us, with interest credited at the rate of 1.5% annually (where permitted). If a downward adjustment to your benefit payment is required, we will make a deduction from future benefit payments until the past overpayments by us, plus interest at 1.5% annually (where permitted), has been repaid in full by you.

VASC                                                                   60

We reserve the right in the Contract (where permitted) to void the Contract and return the Cash Surrender Value in the event of any fraudulent material misrepresentation made by the Owner in connection with the purchase of the Contract.

Insurable Interest

We require the Owner of the Contract to have an Insurable Interest in the Annuitant. Insurable Interest means the Owner has a lawful and substantial economic interest in the continued life of the Annuitant. An Insurable Interest does not exist if the Owner’s sole economic interest in the Annuitant arises as a result of the Annuitant’s death. A natural person is presumed to have an Insurable Interest in his or her own life. A natural person is also generally considered to have an Insurable Interest in his or her spouse and family members. State statutory and case law have established guidelines for circumstances in which an Insurable Interest is generally considered to exist:

•     Relationships between parent and child, brother and sister, and grandparent and grandchild; and

•     Certain business relationships and financial dependency situations (e.g., uncle has Insurable Interest in nephew who runs the uncle’s business and makes money for the uncle).

The above list is not comprehensive, but instead contains some common examples to help illustrate what it means for the Owner to have an Insurable Interest in the Annuitant. You should consult your agent/registered representative for advice on whether the Owner of the Contract would have an Insurable Interest in the Annuitant to be designated.

An Insurable Interest must exist at the time we issue the Contract. In purchasing the Contract, you will represent and acknowledge that you, as the Owner, have an Insurable Interest in the Annuitant. We require the agent/registered representative to confirm on the application that the Owner has an Insurable Interest in the Annuitant. We also require that any new Owner after issuance of the Contract to have an Insurable Interest in the Annuitant. We will seek to void the Contract if we discover it was applied for and issued (or ownership was transferred) based on misinformation, or information that was omitted, in order to evade state Insurable Interest and other laws enacted to prevent an Owner from using the Contract to profit from the death of a person in whom such Owner does not have an Insurable Interest.

Assignment

You may assign a Nonqualified Contract as collateral security for a loan or other obligation. This kind of assignment is not a change of ownership. But you should understand that your rights, and those of any Beneficiary, are subject to the terms of the assignment. To make, modify or release an assignment, you must provide Notice to Us. Your instructions will take effect as of the date we receive Notice to Us. We require written consent of any Irrevocable Beneficiary before your instructions will take effect. An assignment likely has federal income tax consequences. You should consult a tax adviser for tax advice. We are not responsible for the validity, tax consequences or other effects of any assignment you choose to make.

Contract Changes ‒ Applicable Tax Law

We have the right to make changes to the Contract so that it continues to qualify as an annuity under applicable federal or state law or as otherwise permitted in the Contract. Certain changes will require the approval of appropriate state or federal regulatory authorities. If we deem it necessary to make such changes for tax reasons, we will give you advance notice of how and when your Contract will likely change.

Non-Waiver

We may, in our discretion, elect not to exercise a right, privilege or option under the Contract. Such election will not constitute our waiver of the right to exercise such right, privilege or option at a later date, nor will it constitute a waiver of any provision of the Contract.

VASC                                                                   61

Special Arrangements

We may reduce or waive any Contract charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents/registered representatives and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

State Regulation

We are regulated by the Insurance Department of the State of Connecticut. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Annual Report to Owners

We will confirm purchase, transfer and Withdrawal or Surrender transactions usually within five Business Days of processing any such transaction. You are responsible for reviewing the confirmation notices to verify that the transaction was made as requested.

At least once a year, we will send you, without charge, a report showing the current Accumulation Value and the Cash Surrender Value. This report will also show the amounts deducted from, or added to, the Accumulation Value since the last report. This report will include any other information that is required by law or regulation.

In addition, we will provide you with any other reports, notices or documents that we are required by applicable law to furnish to you. We will send this report to you at your last known address within 60 days after the report date. Upon your request, we will provide additional reports, but we reserve the right in the Contract to assess a reasonable charge for each such additional report.

Suspension of Payments

We reserve the right to suspend or postpone the date of any payment of benefits or determination of any value (including the Accumulation Value) under the Contract, beyond the seven permitted days, under any of the following circumstances:

•     On any Business Day when the NYSE is closed (except customary weekend and holiday closing) or when trading on the NYSE is restricted;

•     When an emergency exists as determined by the SEC so that disposal of the securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the Subaccount’s assets; or

•     During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or other regulatory proceeding.

We have the right to delay payment for up to six months, contingent upon written approval by the insurance supervisory official in the jurisdiction in which the Contract is issued.

VASC                                                                   62

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents/registered representatives and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require Contract Owners and/or Beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, cashier's checks, bank drafts, bank checks and treasurer's checks, for example) or restrict the amount of certain forms of payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated by writing or calling Customer Service.

Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

VASC                                                                   63

Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulation Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit Values cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Directed Services LLC’S ability to distribute the Contract or upon Variable Annuity Account B.

•     Litigation. Notwithstanding the foregoing, the Company and/or Directed Services LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•     Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Directed Services LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company or subject the Company to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s policies and procedures.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

Legal Matters

The Company’s organization and authority, and the Contract’s legality and validity, have been passed on by the Company’s legal department.

Experts

The financial statements of the Company on Form 10-K for the year ended December 31, 2016 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 200 Clarendon St., Boston, MA 02116.

VASC                                                                   64

Further Information

This prospectus does not reflect all of the information contained in the registration statement, of which this prospectus is part. Portions of the registration statement have been omitted from this prospectus as allowed by the SEC. You may obtain the omitted information from the offices of the SEC, as described below. We are required by the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, to file periodic reports and other information with the SEC. You may inspect or copy information concerning the Company at the Public Reference Room of the SEC at:

Securities and Exchange Commission

100 F Street NE, Room 1580

Washington, DC 20549

You may also obtain copies of these materials at prescribed rates from the Public Reference Room of the above office. You may obtain information on the operation of the Public Reference Room by calling the SEC at either 1‑800-SEC-0330 or 1-202-942-8090.

Our filings are available to the public on the SEC’s website at www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.) When looking for more information about the Contract, you may find it useful to use the numbers assigned to the registration statement under the Securities Act of 1933. These numbers are333-220690 and 333-220693.

Incorporation of Certain Documents by Reference

The SEC allows us to “incorporate by reference” information that we file with the SEC into this prospectus, which means that incorporated documents are considered part of this prospectus. We can disclose important information to you by referring you to those documents. This prospectus incorporates by reference the Annual Report on Form 10-K for the year ended December 31, 2016, and the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017, and September 30, 2017. Form 10-K contains additional information about the Company and includes certified financial statements as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016. We were not required to file any other reports pursuant to Sections 13(a) or 15(d) of the Exchange Act since December 31, 2016. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering shall be deemed to be incorporated by reference into the prospectus. The registration statement, of which this prospectus is a part, and our Exchange Act filings are available to the public on the SEC’s website at www.sec.gov, and we file these documents electronically according to EDGAR under CIK No. 0000837010.

You may request a free copy of any documents incorporated by reference in this prospectus (including any exhibits that are specifically incorporated by reference in them). Please direct your request to:

Voya Retirement Insurance and Annuity Company

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

1-888-854-5950

Inquiries

You may contact us directly by writing or calling Customer Service.

VASC                                                                   65

Appendix

illustrative examples

The following examples illustrate how we calculate an Index Segment’s value at different points in time under various assumptions, and the following table summarizes the underlying assumptions that go into each example and identifies for each of the examples the page number for reference. The assumed Percentage Change in Index Value and the assumed Percentage Change in the Index Segment Value are shown at the end of each Illustrative Example.

			Valuation		Index Performance		Fair Value of Hypothetical Derivatives
Example #	Page #	Index Strategy	Segment End Date	Interim Value	Negative	Positive	Negative	Positive	With-drawals
1	67	Cap	X		X
2	67	Cap	X		X
3	68	Cap	X			X
4	68	Cap	X			X
5	69	Participation	X		X
6	69	Participation	X		X
7	70	Participation	X			X
8	70	Cap		X	X		X
9	71	Cap		X	X			X
10	71	Cap		X		X	X
11	72	Cap		X		X		X
12	73	Participation		X	X		X
13	73	Participation		X	X			X
14	74	Participation		X		X	X
15	75	Participation		X		X		X
16	75	Cap	X		X				X
17	76	Cap	X		X				X
18	77	Cap	X			X			X
19	77	Cap	X			X			X
20	78	Participation	X		X				X
21	79	Participation	X		X				X
22	79	Participation	X			X			X
23	80	Cap	X		X				X
24	81	Participation	X		X				X
25	82	Cap		X	X		X		X
26	83	Cap		X	X			X	X
27	83	Cap		X		X	X		X
28	84	Cap		X		X		X	X
29	85	Participation		X	X		X		X
30	86	Participation		X	X			X	X
31	86	Participation		X		X	X		X
32	87	Participation		X		X		X	X

VASC                                                                   66

Index Segment’s Value on a Segment End Date (no Withdrawals)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value that uses the Point to Point Cap with Buffer Index Strategy, using the formula indicated above, on $100,000 allocated to an Index Segment. The full amount allocated remains invested in the Index Segment until the end of the Segment Term (i.e., no Withdrawals during a Segment Term).

Illustrative Example #1 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 (1 + 0%) = $100,000.

Thus, the Index Segment’s value remains $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #2 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is Negative, Step Two is to compare the Index Change to the Buffer. The Index Credit Rate is the Index Change (-12%) offset by the Buffer (10%). In this example, the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Thus, the Index Segment’s value is reduced to $98,000.

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -2%.

VASC                                                                   67

Illustrative Example #3 – Positive Index Performance that is Greater Than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = 0.10, which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to compare the Index Change to the Cap Rate. The Index Credit Rate is the lesser of the Cap Rate (6%) or the Index Change (10%). In this example, since Index Change is greater than the Cap Rate, the Index Credit Rate is equal to the Cap Rate:  6%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 6%) = $106,000.

Thus, the Accumulation Value allocated to the Index Segment is increased to $106,000.

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  6%.

Illustrative Example #4 – Positive Index Performance that is Less than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,050;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,050 – 1,000)/1,000 = 0.05, which, when converted to the equivalent percentage is 5%.

Because the Index Change is Positive, Step Two is to compare the Index Change to the Cap Rate. The Index Credit Rate is the lesser of the Cap Rate (6%) or the Index Change (5%). In this example, since the Index Change is less than the Cap Rate, the Index Credit Rate is equal to the Index Change:  5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Thus, the Index Segment’s value is increased to $105,000.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  5%.

VASC                                                                   68

Illustrative Examples

Index Segment’s Value on a Segment End Date (no Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value that uses the Point to Point Participation with Buffer Index Strategy, using the formula indicated above, on $100,000 allocated to an Index Segment. The full amount allocated remains invested in the Index Segment until the end of the Segment Term (i.e., no Withdrawals during a Segment Term).

Illustrative Example #5 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 (1 + 0%) = $100,000.

Thus, the Index Segment’s value remains $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #6 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is Negative, Step Two is to compare the Index Change to the Buffer. The Index Credit Rate is the Index Change (-12%) offset by the Buffer (10%). In this example, the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Thus, the Index Segment’s value is reduced to $98,000.

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -2%.

VASC                                                                   69

Illustrative Example #7 – Positive Index Performance

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (1,100 ‒ 1,000)/1,000 = 0.10, which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to apply the Participation Rate to the Index Change. The Index Credit Rate is equal to the Index Change (10%) multiplied by the Participation Rate (50%), or 5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Thus, the Accumulation Value allocated to the Index Segment is increased to $105,000.

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with no Withdrawals)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium, after 6 months of a 1 year Segment Term. The full amount allocated remains invested in the Index Segment on the date of calculation (i.e., no Withdrawals during the first six months of the 1 year Segment Term).

Please note for Illustrative Examples #8 - #11, the assumptions result in an Interim Value calculated using the FVHFI and the FVHD because the sum will be lower than the Interim Value calculated using the pro-rated Cap Rate. This may not always be the case.

Illustrative Example #8 – Negative Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

VASC                                                                   70

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -1.5%.

Illustrative Example #9 – Negative Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  -6%.

Percentages Change in the Index Segement Value:  0.5%.

Illustrative Example #10 – Positive Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

VASC                                                                   71

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  2%.

Percentages Change in the Index Segment Value:  -1.5%.

Illustrative Example #11 – Positive Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  0.5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with no Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium, after 6 months of a 1 year Segment Term. The full amount allocated remains invested in the Index Segment on the date of calculation (i.e., no Withdrawals during the first six months of the 1 year Segment Term).

VASC                                                                   72

Illustrative Example #12 – Negative Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 ‒ 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $100,000) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -1.5%.

Illustrative Example #13 – Negative Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VASC                                                                   73

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -2.975%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 ‒ 2.975%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $100,000) = $100,000.

Thus, the Interim Value is $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #14 – Positive Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (1050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $101,239.73) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -1.5%.

VASC                                                                   74

Illustrative Example #15 – Positive Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $101,239.73) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  0.5%.

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Cap with Buffer Index Strategy

Illustrative Examples:

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $105,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #16 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

VASC                                                                   75

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 85.4% = $85,400).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -14.6%.

Illustrative Example #17 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is less than the Index Change (-12%), the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.5% or 0.056 = 94.4%

VASC                                                                   76

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($98,000 x 85.4% = $83,692).

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -16.3%.

Illustrative Example #18 – Positive Index Performance that is Greater Than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = (0.10), which, when converted to the equivalent percentage is 10%.

Because the Index Change is positive, Step Two is to compare the Index Change to the Cap Rate. Because the Index Change is greater than the Cap Rate, the Index Credit Rate is equal to the Cap Rate of 6%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 6%) = $106,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($106,000 x 85.4% = $90,524).

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #19 – Positive Index Performance that is Less than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,050;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,050 – 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%.

Because the Index Change is positive, Step Two is to compare the Index Change to the Cap Rate. Because the Index Change is less than the Cap Rate, the Index Credit Rate is equal to the Index Change of 5%.

VASC                                                                   77

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($105,000 x 85.4% = $89,670).

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -10.3%.

Illustrative Examples

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $105,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #20 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

VASC                                                                   78

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 85.4% = $85,400).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -14.6%.

Illustrative Example #21 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is less than the Index Change (-12%), the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($98,000 x 85.4% = $83,692).

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -16.3%.

Illustrative Example #22 – Positive Index Performance

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

VASC                                                                   79

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = (0.10), which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to apply the Participation Rate to the Index Change. The Index Credit Rate is equal to the Index Change (10%) multiplied by the Participation Rate (50%), or 5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($105,000 x 85.4% = $89,670).

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  -10.3%.

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Cap with Buffer Index Strategy

Illustrative Examples:

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $80,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #23 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

VASC                                                                   80

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$80,000 = 12.5% meaning that the percentage reduction is 1 – 12.5% or 0.125 = 87.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (87.5% x 94.4% = 82.6%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 82.6% = $82,600).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -17.4%.

Illustrative Examples

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $80,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #24 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$80,000 = 12.5% meaning that the percentage reduction is 1 – 12.5% or 0.125 = 87.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

VASC                                                                   81

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (87.5% x 94.4% = 82.6%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 82.6% = $82,600).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -17.4%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with One Withdrawal)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium when after 6 months of a 1 year Segment Term a $10,000 Withdrawal has been taken.

Illustrative Example #25 – Negative Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -11.5%.

VASC                                                                   82

Illustrative Example #26 – Positive Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65= 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #27 – Negative Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VASC                                                                   83

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65= 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #28 – Positive Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $$10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

VASC                                                                   84

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  -11.5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with One Withdrawal)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium when after 6 months of a 1 year Segment Term a $10,000 Withdrawal has been taken.

Illustrative Example #29 – Negative Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 – 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $100,000) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -11.5%.

VASC                                                                   85

Illustrative Example #30 – Negative Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 – 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $100,000) = $100,000.

Thus, the Interim Value is $100,000.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,000 = 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,000) after being multiplied by the Withdrawal Adjustment (90%) equals $90,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -10%.

Illustrative Example #31 – Positive Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

VASC                                                                   86

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•        Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•        The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•        Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $101,239.73) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -11.5%.

Illustrative Example #32 – Positive Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VASC                                                                   87

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and Pro-rated Participation Rate:

•     Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $101,239.73) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65 = 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -9.5%.

VASC                                                                   88

Statement of Additional Information

The SAI contains more specific information about us, Variable Annuity Account B and the Contract, as well as the financial statements of Variable Annuity Account B and the Company. The following is a list of the contents of the SAI:

General Information and History	2
Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	2
Safekeeping of Assets	2
Offering and Purchase of Contracts	2
Accumulation Unit Value	3
Sales Material and Advertising	3
Experts	4
Financial Statements of Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	1
Financial Statements of Voya Retirement Insurance and Annuity Company	C-1

If you would like to receive a copy of the SAI, free of charge, please tear off, complete and return the form below to Customer Service at P.O. Box 9271, Des Moines, IA, 50306-9271.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR THE Voya ASCEND ANNUITY (333-220690).

Please Print or Type:

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VASC                                                                   89

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Annuity Account B

Voya Ascend Advisory Annuity

CONTRACT PROSPECTUS – DECEMBER 21, 2017

The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract (the “Contract”) issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” or “our”). The Contract is issued to the Contract Owner (“you and your”) as either a nonqualified Contract or a qualified Contract, meaning as a traditional Individual Retirement Annuity (“IRA”) under sections 408(a) and (b) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), a Roth IRA under section 408A of the Tax Code, a SEP IRA under section 408(k) of the Tax Code, or a SIMPLE IRA under section 408(p) of the Tax Code. This prospectus sets forth the information you ought to know before investing. You should read it carefully and keep it for future reference.

The Contract provides a means for you to allocate Premium and Accumulation Value to one or more of the following investment options:

•     Index Segments permit you to receive a rate of return based on the percentage change in an applicable Index over the Segment Term (“Index Credit Rates”). Index Credit Rates may be positive or negative. If Index Credit Rates are positive, they will be limited by a Cap Rate or Participation Rate, as applicable. If Index Credit Rates are negative, you could lose money on your investment to the extent that the loss exceeds the Buffer for that Index Segment. The currently available Index Segments with their applicable Indexes, Segment Terms and Buffers are listed on the second page of this prospectus.

•     The Fixed Rate Strategy is an investment option that earns a declared Fixed Interest Rate and provides both a minimum rate guarantee and a Minimum Guaranteed Value.

•     Subaccounts of Variable Annuity Account B, a separate account of the Company, each which invests in one of the following underlying Funds:

>   Voya Retirement Conservative Portfolio (Class ADV)

>   Voya Retirement Growth Portfolio (Class ADV)

>   Voya Retirement Moderate Portfolio (Class ADV)

PLEASE REFER TO PAGE 13 OF THIS PROSPECTUS FOR A DISCUSSION OF THE RISK FACTORS ASSOCIATED WITH THE CONTRACT.

There is a substantial risk that you may lose principal in the Index Segments because you absorb any losses that are greater than the Buffer for each Index Segment on the Segment End Date. Additionally, because of methods used to calculate available balances for early Withdrawals from the Index Segments, you may lose principal even if the change in a selected Index is positive at the time of the early Withdrawal. You also bear the risk that you may receive less than your principal if you invest in a Subaccount and/or if a Surrender Charge is applied upon Surrender or Withdrawal.

The guarantees under the Contract, including the benefits associated with investment in Index Segments, are subject to the Company’s financial strength and claims-paying ability and the Contract is not a direct investment in an Index or mutual fund.

Variable and index-linked annuity contracts are complex insurance and investment vehicles and before investing in the Contract, you should discuss with your financial representative whether the Contract is appropriate based upon your financial situation and objectives.

Right to Examine Period. You have the right to examine your Contract and return it to us within 15 days of its receipt (or longer as state law may allow or when issued as a replacement contract). If so returned, unless otherwise noted herein, we will promptly pay you the Accumulation Value as of the date the returned Contract is received by us, which may be more or less than the Initial Premium you paid for the Contract. See the Free Look/Right to Cancel section on page 21.

Capitalized Terms. Please see the GLOSSARY OF TERMS USED IN THIS PROSPECTUS beginning on page 4 for the definition of capitalized terms used on this page and throughout this prospectus.

Getting Additional Information. You may obtain the December 21, 2017, Statement of Additional Information (“SAI”) associated with this prospectus free of charge by indicating your request on your application materials or by contacting Customer Service at P.O. Box 10450, Des Moines, Iowa 50306-0450, 1-888-854-5950. The SAI is incorporated by reference into this prospectus, and its table of contents appears on page 87. You may also obtain a prospectus or SAI for any of the Funds without charge in the same way. The Contract prospectus, the SAI and other information about Variable Annuity Account B may be obtained without charge by accessing the Securities and Exchange Commission (“SEC”) website, www.sec.gov. The SEC maintains a web site (www.sec.gov) that contains the SAI, material incorporated by reference, and other information about us, which we file electronically. The reference numbers assigned to the Contract offered through this prospectus are 333-220690 and 333-220693. If you received a summary prospectus for an underlying Fund available through the Contract, you may obtain a full prospectus and other information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOTE:  FDIC/NCUA INSURED; A DEPOSIT OF A BANK; BANK GUARANTEED; NOR INSURED BY ANY FEDERAL GOVERNMENT AGENCY. MAY LOSE VALUE.

CONTRACT PROSPECTUS – DECEMBER 21, 2017 (CONTINUED)

Index Segments

The Index Segments currently open and available under the Contract are:

Point to Point Cap with Buffer Index Strategy

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	5%
Russell 2000 Index	1 year	10%
Russell 2000 Index	3 years	10%
Russell 2000 Index	3 years	20%
Russell 2000 Index	6 years	10%
Russell 2000 Index	6 years	20%
Russell 2000 Index	6 years	30%
S&P 500 Index	1 year	5%
S&P 500 Index	1 year	10%
S&P 500 Index	3 years	10%
S&P 500 Index	3 years	20%
S&P 500 Index	6 years	10%
S&P 500 Index	6 years	20%
S&P 500 Index	6 years	30%

Point to Point Participation with Buffer Index Strategy

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	10%
Russell 2000 Index	3 years	10%
Russell 2000 Index	3 years	20%
Russell 2000 Index	6 years	10%
Russell 2000 Index	6 years	20%
Russell 2000 Index	6 years	30%
S&P 500 Index	1 year	10%
S&P 500 Index	3 year	10%
S&P 500 Index	3 years	20%
S&P 500 Index	6 years	10%
S&P 500 Index	6 years	20%
S&P 500 Index	6 years	30%

We may, in our discretion, offer other Index Segments in the future with different Indexes, different Segment Terms or different Buffers. Additionally, we reserve the right to cease to offer a specific Index Segment or Index or cease accepting allocations of Additional Premium or Accumulation Value to any Index Segments or to the Contract. We will provide advance Notice to You of any such changes. Not all Buffers may be available at all times and we may offer different Segment Terms and Buffers on Contracts purchased through registered investment advisors.

Compensation. We may pay compensation to broker/dealers whose registered representatives sell the Contract. See the SELLING THE CONTRACT ‒ Compensation Agreements section on page 57.

Exchanges. Your agent/registered representative should only recommend an exchange (replacement) if it is in your best interest and only after evaluating your personal and financial situation and needs, tolerance for risk and the financial ability to pay for the Contract.

VAAA                                                                   2

VAAA                                                                   3

GLOSSARY OF TERMS USED IN THIS PROSPECTUS

This glossary defines the terms used throughout the prospectus that have special meaning. The page references are to sections of the prospectus where more information can be found about a special term.

Accumulation Unit Value:  The value of an accumulation unit for a Subaccount of Variable Annuity Account B. Each Subaccount of Variable Annuity Account B has its own Accumulation Unit Value, which may increase or decrease from day to day based on the investment performance of the underlying Fund in which it invests. See page 40.

Accumulation Value:  On the Contract Date, the Accumulation Value equals the Initial Premium paid less any premium tax, if applicable. Thereafter, the Accumulation Value will equal the sum of the value for each Index Segment, the Fixed Rate Strategy and each Subaccount of Variable Annuity Account B to which Premium is allocated. See page 21.

Additional Premium:  Any payment, other than the Initial Premium, made by you and accepted by us for the Contract. See page 9.

Annuitant:  The individual designated by you and upon whose life Annuity Payments are based. There may be two Annuitants after the Annuity Commencement Date. The Annuitant on the Contract Date is shown on the first page of the Contract. See page 19.

Annuity Commencement Date:  The date on which Annuity Payments commence, and the latest Annuity Commencement Date is the Contract Anniversary on or next following the Annuitant’s 95th birthday. See page 10.

Annuity Payments:  Periodic payments made by us to you or, subject to our consent in the event the payee is not a natural person, to a payee designated by you. See page 46.

Annuity Plan:  An option elected by you that determines the frequency, duration and amount of the Annuity Payments. See page 47. If no Annuity Plan has been elected as of the latest Annuity Commencement Date, fixed Annuity Payments will be made for the life of the Annuitant, with payments guaranteed for 120 months.

Beneficiary:  The individual or entity you select to receive the Death Benefit. See page 19.

Buffer:  The maximum percentage loss in an Index that the Company absorbs on a Segment End Date before an Index Segment will lose value. A Contract Owner bears any loss of value that exceeds the Buffer. You may elect from the Buffers that are available for each Index Segment on the Segment Start Date. See page 29. The available Buffers are shown on the second page of this prospectus.

Business Day:  Any day that the New York Stock Exchange (“NYSE”) is open for trading, exclusive of federal holidays, or any day the SEC requires that Funds be valued.

Cap Rate:  The maximum percentage of gain in an Index that may be realized through an Index Segment over the Segment Term (i.e., from the point of the Segment Start Date to the point of the Segment end Date). We declare the Cap Rate on the Segment Start Date. See page 29.

Cash Surrender Value:  The amount you receive upon Surrender of the Contract which equals the greater of (1) the Accumulation Value, or (2) the sum of the value of each Index Segment and each Subaccount, minus any applicable charges, and the Fixed Rate Strategy Minimum Guaranteed Value. See page 40.

Company, we, us or our:  Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut. See page 17.

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Contingent Annuitant:  The individual who is not an Annuitant and will become the Annuitant if the named Annuitant dies prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable. See page 19.

Contract:  The flexible premium deferred combination variable and fixed annuity contract described in this prospectus, together with any attached application, Riders or Endorsements.

Contract Anniversary:  The same day and month each year as the Contract Date. If the Contract Date is February 29th, in non-leap years, the Contract Anniversary will be March 1st.

Contract Date:  The date on which the Contract becomes effective. The Contract Date is used to determine Contract Years and Contract Anniversaries. The Contract Date is shown on the first page of the Contract.

Contract Year:  A period beginning on any Contract Anniversary (or in the first Contract Year only, beginning on the Contract Date) and ending on the day preceding the next Contract Anniversary.

Customer Service:  The location from which we service the Contract. The mailing address and telephone number of Customer Service is P.O. Box 10450, Des Moines, Iowa 50306-0450, 1-888-854-5950.

Death Benefit:  The amount payable to the Beneficiary upon death of any Owner (or the death of the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date. See page 44.

Endorsements:  Attachments to the Contract that add to, amend, change, modify or supersede the Contract’s terms or provisions.

Excess Transfer:  Any transfer among the Subaccounts after 12 transfers have occurred within any Contract Year. See page 22.

Fixed Interest Rate:  The declared annual interest rate(s) applicable to the Fixed Rate Strategy. The Company determines the interest rate in its sole discretion, subject to a minimum rate guarantee. See page 32.

Fixed Rate Strategy:  An investment option that applies a declared Fixed Interest Rate to the Premium and/or Accumulation Value allocated to this strategy. See page 32.

Fund:  The mutual fund in which a Subaccount invests. See page 33.

Index:  A securities, bond, exchange-traded fund (“ETF”) or other index used in calculating the Index Change for an Index Segment. See page 25. The Indexes for currently available Index Segments are listed on the second page of this prospectus.

Index Change:  The percentage change in the Index Value of the applicable Index from the Segment Start Date to any Business Day thereafter, up to and including the Segment End Date. The Index Change percentage may be negative, zero or positive. See page 35.

Index Credit Rate:  The Index Change for an Index Segment after application of the Cap Rate or Participation Rate, as applicable, and the Buffer. An Index Credit Rate can be negative, zero or positive, and if negative you can lose money on your investment. See page 35.

Index Segment:  An investment option available through an attached Index Strategy Rider for which the performance is determined based upon a specific Index, Segment Term, Buffer and Cap Rate or Participation Rate, as applicable. The Indexes, Segment Terms and Buffers for the currently open and available Index Segments are shown in the tables on page 2. See also page 25.

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Index Strategy Riders:  The Point to Point Cap with Buffer Index Strategy Rider and the Point to Point Participation with Buffer Index Strategy Rider, which make the Index Segments available through the Contract. See page 24.

Index Value:  The reference price used to determine the Index Change for an Index Segment. It excludes any dividends that may be paid by the firms that comprise the Index. The Index Value on a Segment Start Date, Segment End Date and any day in between is the Index Value at the close on business on the Business Day immediately prior to that date. See page 35.

Initial Premium:  The payment made by you to us to put the Contract into effect. See page 20.

Insurable Interest:  A lawful and substantial economic interest in the continued life of a person. See page 59.

Interim Segment:  An administrative “holding” account for Premium and Accumulation Value before being allocated to the various investment options according to your instructions. We currently use the Fixed Rate Strategy as the Interim Segment, although we may change the Interim Segment to a Subaccount designated by us upon Notice to You. See page 15.

Interim Value:  The value of an Index Segment on any date between the Segment Start Date and the Segment End Date. See Page 37. The Interim Value is not the value of the Interim Segment, and Interim Value calculations are not used to determine the value of the Interim Segment.

IRA:  A qualified Contract issued as a traditional Individual Retirement Annuity under Sections 408(a) and 408(b) of the Tax Code, a Roth IRA under Section 408A of the Tax Code, a SEP IRA under Section 408(k) of the Tax Code, or a SIMPLE IRA issued under Section 408(p) of the Tax Code.

Irrevocable Beneficiary:  A Beneficiary whose rights and interests under the Contract cannot be changed without his, her or its consent. See page 19.

Joint Owner:  An individual who, along with another individual Owner, is entitled to exercise the rights incident to ownership. Both Joint Owners must agree to any change or the exercise of any rights under the Contract. The Joint Owner may not be an entity and may not be named if the Owner is an entity. The Joint Owner, if any, on the Contract Date is shown on the first page of the Contract. See page 18.

Maturity Age:  The age upon which the latest Annuity Commencement Date is based, which is age 95. See page 10.

Notice to Us:  Notice made in a form that:  (1) is approved by, or is acceptable to, us; (2) is given with such clarity and completeness and has the information and any documentation we determine to be necessary to take the action requested or exercise the right specified without the exercise of any discretion on our part; and (3) is received by us at Customer Service. Under certain circumstances, we may permit you to provide Notice to Us by telephone or electronically.

Notice to You:  Written notification mailed to your last known address. A different means of notification may also be used if you and we mutually agree. When action is required by you, the time frame and manner for response will be specified in the Notice to You.

Owner:  The individual (or entity) that is entitled to exercise the rights incident to ownership. The terms “you” or “your,” when used herein, refer to the Owner. The Owner on the Contract Date is shown on the first page of the Contract. See page 18.

Participation Rate:  The percentage of gain in an Index that will be realized through an Index Segment over the Segment Term (i.e., from the point of the Segment Start Date to the point of the Segment End Date). We declare the Participation Rate on the Segment Start Date. See page 29.

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Point to Point Cap with Buffer Index Strategy:  The investment strategy made available through the Point to Point Cap with Buffer Index Strategy Rider. Under this strategy investment performance of an Index Segment will depend, in part, on the Cap Rate we declare for the Index Segment. See page 24.

Point to Point Participation with Buffer Index Strategy:  The investment strategy made available through the Point to Point Participation with Buffer Index Strategy Rider. Under this strategy investment performance of an Index Segment will depend, in part, on the Participation Rate we declare for the Index Segment. See page 24.

Premium:  Collectively the Initial Premium and any Additional Premium. See page 9.

Premium Date:  The date a Premium is applied to the Contract.

Proof of Death:  The documentation we deem necessary to establish that death has occurred including, but not limited to:  (1) a certified copy of a death certificate; (2) a finding of a court of competent jurisdiction as to the cause of death; or (3) any other proof we deem in our discretion to be satisfactory to us.

Pro-rated Cap Rate:  Equal to the result of the Cap Rate for an Index Segment multiplied by a quotient of the number of days elapsed in the Segment Term divided by the total number of days in the Segment Term. See page 37.

Pro-rated Index Credit Rate:  Equal to the result of the Index Change since the Segment Start Date multiplied by the Participation Rate and further multiplied by the quotient of the number of days elapsed in the Segment Term divided by the total number of days in the Segment Term. See page 38.

Rate Threshold:  The minimum declared Cap Rate or Participation Rate, as applicable, you set for an Index Segment that must be met in order for Premium or Accumulation Value to be allocated to the Index Segment on the Segment Start Date. See page 30.

Right to Examine Period:  The period of time during which you have the right to return the Contract for any reason, or no reason at all, and receive the payment as described in the Right to Examine and Return the Contract provision appearing on the first page of the Contract. See page 21.

Segment End Date:  The date on which the Segment Term ends. Segment End Dates are the 25th day of the month for the applicable Segment Term.

Segment Participation Requirements:  The requirements that must be met before Premium or Accumulation Value may be allocated to an Index Segment. See page 30.

Segment Start Date:  The date on which the Segment Term begins. Segments Start Dates are the 25th day of the month for the applicable Segment Term.

Segment Term:  The period beginning on the Segment Start Date and ending on the Segment End Date. See page 28. The available Segment Terms are shown on the second page of this prospectus.

Subaccount(s):  Division(s) of Variable Annuity Account B that are investment options under the Contract. Each Subaccount invests in a corresponding underlying Fund. See page 9.

Surrender:  A transaction in which the entire Cash Surrender Value is taken from the Contract. See page 40.

Systematic Withdrawal:  A transaction in which a portion of the Cash Surrender Value is automatically withdrawn according to a regular schedule (i.e., monthly). See page 42.

Tax Code:  The Internal Revenue Code of 1986, as amended.

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Valuation Period:  The time from the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Standard Time) on one Business Day to the close of regular trading on the next succeeding Business Day.

Variable Annuity Account B:  Voya Retirement Insurance and Annuity Company Variable Annuity Account B, a segregated asset separate account that supports variable annuity contracts of the Company. The Variable Annuity Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended and it also meets the definition of “separate account” under the federal securities laws. See page 33.

“We”, “our” or “us”:  When used in the Contract and this prospectus, means Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut.

Withdrawal:  A transaction in which only a portion of the Cash Surrender Value is taken from the Contract.

Withdrawal Adjustment:  The cumulative percentage reduction applied to the value of an Index Segment as a result of all Withdrawals from the Index Segment during the Segment Term. The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage of Index Segment value withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage reduction for each Withdrawal during the Segment Term is then multiplied together to determine the overall Withdrawal Adjustment. See page 38.

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Synopsis – The Contract

This Synopsis provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and the Contract. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. It also sets forth information you should know before making the decision to purchase the Contract. Certain features and benefits may vary depending on the state in which your Contract is issued. An applicant may review a copy of the Contract and any Endorsement or rider to it upon request.

The Annuity Contract

You can use the Contract to save money for retirement and to receive retirement income for life. It is not meant to be used to meet short-term financial goals. The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract.

How does the Contract work?

We will issue the Contract if the Annuitant and the Owner (if an individual) are age 80 or younger at the time of application. An Insurable Interest between the Owner and the Annuitant must exist at the time we issue the Contract.

The minimum initial payment, known as the Initial Premium, for the Contracts is $25,000. Additional payments, known as Additional Premium, must be at least $1,000. We may limit Additional Premium in our sole discretion.

Premiums cannot total more than $1,500,000 unless you receive approval from us.

The Contract is between you and us. You pay Premium into your Contract, and we agree to make payments to you starting when you elect to begin receiving Annuity Payments.

Before the Annuity Commencement Date you can allocate Premium or Accumulation Value among the various available investment options:

•     Index Segments. These investment options permit you to receive a rate of return (Index Credit Rate) based on the Index Change in an applicable Index over the Segment Term. The Index Change may be positive or negative. If positive, the Index Change is subject to either a Cap Rate or a Participation Rate. A Cap Rate limits the maximum percentage of the Index Change you will realize (e.g., a 6% Cap Rate will limit the Index Credit Rate to 6%, even if the Index Change is greater than 6%). A Participation Rate sets the percentage of Index Change you will realize (e.g., a 50% Participation Rate means you will receive 50% of any positive Index Change). If the Index Change is negative, you could lose money on your investment. Negative Index Credit Rates will be absorbed by the Company to the extent of any Buffer (e.g., a 10% Buffer will reduce a -15% Index Credit Rate to -5%). Amounts withdrawn before the end of a Segment Term will not get the full benefit of any positive Index Change up to the date of the Withdrawal. The currently available Index Segments are shown on the second page of this prospectus. See the Index Segments section on page 25 for more information about these investment options.

•     The Fixed Rate Strategy. This investment option credits a declared Fixed Interest Rate to amounts allocated to this strategy. See the Fixed Rate Strategy section on page 32 for more information about this investment option.

•     Subaccounts. These investment options are Subaccounts of Variable Annuity Account B, and each invests in a corresponding underlying Fund. The currently available Funds are shown on the first page of this prospectus. See the Subaccounts of Variable Annuity Account B ‒ Subaccounts section on page 33 for more information about these investment options.

Amounts allocated to an Index Segment will be allocated to the Interim Segment until the Segment Start Date, when the amount will be allocated to the Index Segment, provided all Segment Participation Requirements are met. Unlike investments in the Subaccounts, amounts allocated to the Index Segments and the Fixed Rate Strategy are obligations for the Company and subject to its claims paying ability.

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In relation to amounts allocated to the Index Segments, be aware that Withdrawals taken before the end of a Segment Term will not get the full benefit of any positive Index Change up to the date of the Withdrawal because;

•     The Cap Rate that may be applied to an Index Segment using Point to Point Cap with Buffer Index Strategy is pro-rated to take into account the time remaining in the Segment Term, and therefore will be lower than the stated Cap Rate; and

•     The Participation Rate that may be applied to an Index Segment using Point to Point Participation with Buffer Index Strategy is pro-rated to take into account the time remaining in the Segment Term, and therefore will be lower than the stated Participation Rate.

The Company reserves the right to offer other Index Segments with different Indexes and different Segment Terms. Additionally, we reserve the right to cease to offer a specific Index Segment or Index or to cease accepting Additional Premium or allocation of Accumulation Value to any Index Segment or to the Contract, at any time. Additionally, we reserve the right to stop accepting allocations to the Fixed Rate Strategy or the Subaccounts and to offer additional Subaccounts in the future. We will provide advance Notice to You of any such change.

After the Annuity Commencement Date, we begin to pay money to you according to the Annuity Plan elected by you. We use the Accumulation Value of your Contract to determine the amount of Annuity Payments you will receive. Depending on the Annuity Plan you choose, you can receive payments for life or for a specific period of time. You select how often you receive the Annuity Payments and the date the payments start, which we refer to as the Annuity Commencement Date and which cannot be later than the Contract Anniversary following the Annuitant’s 95th birthday. See the ANNUITY PAYMENTS AND ANNUITY PLANS section on page 46.

What happens if I die?

The Contract has a Death Benefit that pays money to your Beneficiary if the Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Commencement Date. The Death Benefit is equal to the Accumulation Value. There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan. An Owner’s surviving spouse who is sole primary Beneficiary (or surviving Joint Owner) may choose to continue the Contract under the same terms in place prior to an Owner’s death. See the DEATH BENEFIT section on page 44.

Fees and Charges

What fees and/or charges do you deduct from my Contract?

You may pay certain fees and charges while you own the Contract, and these fees and charges will be deducted from your Accumulation Value. The amount of the fees and charges depend on how your Accumulation Value is allocated. See the FEES AND CHARGES section on page 22.

Taxes

How will payouts and Withdrawals from my Contract be taxed?

The Contract is tax-deferred, which means you do not pay taxes on the Contract’s earnings until the money is paid to you. When you take a Withdrawal, you pay ordinary income tax on the accumulated earnings. Annuity Plan payments are taxed as Annuity Payments, which generally means that only a portion of each payment is taxed as ordinary income. You may pay a federal income tax penalty on earnings you withdraw before age 59½. See FEDERAL TAX CONSIDERATIONS on page 48. Your Contract may also be subject to a premium tax, which depends on your state of residence. See FEES AND CHARGES – Premium and Other Taxes on page 24.

Does buying an annuity contract in a retirement plan provide extra tax benefits?

No. Buying an annuity contract within an IRA or other tax-deferred retirement plan doesn’t give you any extra tax benefits, because amounts contributed to such plans are already tax-deferred. Choose to purchase the Contract based on its other features and benefits as well as its risks and costs, not its tax benefits.

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Other Information

What else do I need to know?

We may change your Contract from time to time, including as necessary to follow federal or state laws and regulations. If we do, we will provide Notice to You of such changes in writing.

Compensation

We do not compensate registered investment advisors for the promotion and sale of the Contract. Rather, the Owner pays an advisory fee, as well as other incentives or payments, directly to the registered investment advisor for advisory services provided to the Contract Owners. See the SELLING THE CONTRACT ‒ Compensation Agreements section on page 57.

Your Right to Examine and Return the Contract

You have the right to examine your Contract and return it to us within 15 days of its receipt (or longer as state law may allow or if issued as a replacement Contract. If so returned, unless otherwise noted herein, we will promptly pay you the Accumulation Value as of the date the returned Contract is received by us, plus any fees and charges we may have deducted. See the Free Look/Right to Cancel section on page 21.

State Variations

Due to state law variations, the options and benefits described in this prospectus may vary or may not be available depending on the state in which the Contract is issued. Possible state law variations include, but are not limited to, minimum Premium and issue age limitations, right to examine and return the Contract rights, Annuity Payment options, ownership and interests in the Contract and assignment privileges. This prospectus described all of the material features of the Contract. If you would like to review a copy of the Contract for your particular state, contact Customer Service or your local representative.

Synopsis – FEES and charges

The purpose of the following tables is to assist you in understanding the various fees and charges you may pay, directly or indirectly, when buying, owning and surrendering the Contract. See the FEES AND CHARGES section on page 22.

Maximum Transaction Fees and Charges

The following tables show the maximum transactional fees and charges you will pay if you take a Withdrawal from or Surrender the Contract or if you transfer amounts between Subaccounts.

Excess Transfer Fee1

$50

Premium Taxes

A charge for premium taxes may also be deducted. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. See the FEES AND CHARGES – Premium and Other Taxes section on page 24.

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1   This fee is assessed on each transfer between Subaccounts after 12 during a Contract Year (which we refer to as an Excess Transfer). We currently do not impose this fee, but reserve the right to do so in the future. See FEES AND CHARGES – Transaction Fees and Charges ‒ Excess Transfer Fee on page 22.

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Maximum Periodic Fees and Charges

The following table describes the current and maximum recurring fees and charges that you will pay periodically during the time that you own the Contract, not including underlying Fund fees and expenses.

Variable Annuity Account B Annual Charges

	Current Amount	Maximum Amount
Separate Account Fee[2]: (as a percentage of Accumulation Value allocated to Variable Annuity Account B)	0.25%	0.75%

Total Variable Annuity Account B Annual Charges: (as a percentage of Accumulation Value allocated to Variable Annuity Account B)	0.25%	0.75%

Fund Fees and Expenses

This table shows the minimum and maximum total annual Fund operating expenses that you may pay periodically during the time you own the Contract. The minimum and maximum expenses listed below are based on expenses for the Funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. The total annual operating expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Fund.

Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) and/or service fees and other expenses)	Minimum 1.14%	Maximum 1.16%

Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses and include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of Fund shares.

See FEES AND CHARGES – Underlying Fund Expenses on page 23 for additional information about the fees and expenses of the Fund, including information about the revenue we may receive from the Fund or the Fund’s affiliates.

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2   This fee is accrued and deducted on each Business Day as a percentage of and from the value in each Subaccount. The equivalent daily rate, including in a leap year, for the current amount of the fee is 0.000686% and for the maximum amount for this fee the equivalent daily rate, including in a leap year, is 0.002063%. The charge is not applicable to values allocated to Indexed Segments or the Fixed Rate Strategy. The Company will not assess the Separate Account Fee after the Annuity Commencement Date. A Contract Owner’s maximum Separate Account Fee will not change once their Contract is issued.

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Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction charges, periodic fees and charges and Fund fees and expenses.

The examples assume that you invest $10,000 in the Subaccounts of the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum Contract fees and charges and the maximum Fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you Surrender or annuitize your Contract at the end of the applicable time period:				If you do not Surrender your Contract:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$191	$591	$1,016	$2,199	$191	$591	$1,016	$2,199

Condensed Financial Information

In the first amendment to this prospectus after we begin offering the Contract, we will provide condensed financial information about the Subaccounts of Variable Annuity Account B available for investment. These tables will show the Accumulation Unit Values of the Subaccounts at the beginning of the period(s) shown, at the end of the period(s) shown and the number of accumulation units outstanding at the end of the period(s) shown.

Financial Statements

The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Variable Annuity Account B and the consolidated financial statements and the related notes to financial statements for Voya Retirement Insurance and Annuity Company are located in the Statement of Additional Information.

Risk Factors

Purchasing the Contract involves certain risks. See the SURRENDERS AND WITHDRAWALS section on page 40 for additional information about these risks. Also, repayment of amounts invested in the Fixed Rate Strategy and the Index Segments and any return on those investments are general claims against the Company and subject to the Company’s financial strength and claims-paying ability, with the same standing as other general claims against the Company. You should also consult a tax and/or legal adviser for advice about federal income tax laws, state laws or any other tax laws before you purchase the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 48 for a discussion of some general tax considerations.

Liquidity Risk – The Contract is designed for long-term investment. It is not suitable for short-term investment.

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Investment Risk for Index Segments – The investment risk and return characteristics for Index Segments are expected to fall in between those typical of fixed index annuities and those typical of equity mutual funds or variable annuities. A fixed index annuity typically guarantees principal, and provide returns based in part on the performance of an Index. A variable annuity does not guarantee principal, and may provide for up to 100% participation in equity or other markets. Index Segments may offer greater upside potential than fixed index annuities, however they will also offer less downside protection and do not provide a guaranteed minimum return (unlike most fixed or fixed index annuities) or guarantee principal. Long-term returns under the Index Segments may be higher than those offered by a typical fixed index annuity, but may be more volatile than under a typical fixed index annuity. The protection provided by a Buffer may make the Index Segments more suitable than direct equity investment or a variable annuity for risk-averse Owners but provides more risk than an index annuity that guarantees principal. However, expected long-term returns of the Index Segments will be lower than those for equity mutual funds or variable annuities. Past performance of an Index is not an indication of future performance. Withdrawals from an Index Segment or a Surrender of the Contract before the end of a Segment Term are subject to a Withdrawal Adjustment and an Interim Value adjustment, which could cause you to lose money on your investment.

Loss of Principal in the Index Segments – The Index Credit Rate provided by an Index Segment could be negative ‒ unlike fixed indexed annuities, which generally provide a guaranteed minimum return. There is a substantial risk of loss of principal in an Index Segment, the return will be negative to the extent the Index’s negative performance during the Segment Term exceeds the Buffer. For example, if you select a 10% Buffer for an Index Segment that has an Index Credit Rate of -40%, you will lose 30% of the value allocated to that Index Segment. This means that you could lose up to 80% of the amount invested in an Index Segment with a 20% Buffer and 90% of the amount invested in an Index Segment with a 10% Buffer. Each amount allocated to an Index Segment is subject to this loss during each Index Segment Term. See the Buffer section on page 29. To understand how a Buffer is calculated, see the Index Segment’s Value on a Segment End Date Illustrative Examples in the APPENDIX beginning on page 64. You are assuming the risk that an investment in an Index Segment could have a negative return.

Loss of Principal in the Index Segments due to Interim Value Adjustments – Depending on the various factors that go into valuing Index Segment investments, a Withdrawal before the end of a Segment Term may result in an Interim Value adjustment that results in receiving less than your investment on the Segment Start Date even if the change in the referenced Index is positive up to the date of the Withdrawal. See Index Segment Value During the Segment Term on page 36, Withdrawal Adjustments on page 38 and APPENDIX – ILLUSTRATIVE EXAMPLES for more information about Interim Value adjustments for early Withdrawals from the Index Segments.

We may add an Index, add an Index Segment or cease to accept Additional Premium or allocations of Accumulation Value to an Index Segment – We may add Index Segments utilizing new Indexes as we deem appropriate, subject to any required approval by the insurance supervisory official in the jurisdiction in which the Contract is issued. Additionally, we may cease to accept Additional Premium to an Index Segment utilizing a particular Index at any time in our sole discretion. We may also cease to accept allocations of or Accumulation Value to an Index Segment (when you allocate from one Index Segment to another) or cease to permit the Index Segment’s value from continuing to be applied to an Index Segment at the end of a Segment Term. We also reserve the right to stop accepting Additional Premium into all Index Segments and, subject to state law, to stop accepting Additional Premium altogether. The Contract will have at least one Index Segment available at all times, although you may not invest in an Index Segment with a Segment End date later than the Annuitant’s Maturity Age. You bear the risk that we may not add new Index Segments using new Indexes or that Index Segments utilizing fewer Indexes will be available than when you bought the Contract.

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We may decide to Eliminate an Index – We may eliminate an Index from use in the Index Segments under the following conditions:  the Index is discontinued by its provider; its composition is substantially changed; our agreement with the Index provider is terminated; or we determine that conditions in the capital markets do not permit us to effectively establish reasonable Cap Rates or Participation Rates (see the Cap Rate and Participation Rate sections on page 29) because of extraordinary market volatility or lack of a reasonable number of counterparties with which to hedge our Index Credit Rate payment obligations. With respect to a particular Index Segment, we will not eliminate an Index before the end of the Segment Term utilizing the Index (although we may Substitute it, as discussed below). In other words, we will not eliminate an Index for an Index Segment to which you have made an allocation until the end of the Segment Term. Rather, in determining to eliminate an Index, we will cease accepting allocation of Additional Premium or Accumulation Value to Index Segments utilizing the eliminated Index or cease to permit the Index Segment’s value from continuing to be applied to such Index Segment at the end of the Segment Term, until you no longer have any allocations to Index Segments utilizing the Index, at which time the Index will be eliminated. See the Availability of Indexes section on page 27. The Contract will have at least one Index Segment available at all times. You bear the risk that fewer Indexes will be available than when you bought the Contract.

We may need to Substitute an Index – We will substitute an Index only in the event that the Index is discontinued by its provider, or the circumstances under which our agreement with the Index provider is terminated do not allow sufficient time for us to eliminate the Index. If we need to substitute an Index before the end of a Segment Term utilizing the Index, we will designate a substitute Index that is comparable, which means the designated substitute Index has a similar composition of underlying securities, is sufficiently liquid for hedging purposes, is recognized in the marketplace and has similar performance. We will calculate the Index Credit Rate using the performance of the designated substitute Index. The Index Credit Rate will reflect the Index Change of the designated substitute Index over the Segment Term, but will still be subject to the same Cap Rate or Participation Rate, as applicable, that we declared at the beginning of the Segment Term. The designated substitute Index may perform differently than the discontinued Index. See the Availability of Indexes section on page 27. You bear the risk that the Index Credit Rate attributable to the designated substitute Index may not be as great as the Index Credit Rate you might have been anticipating based on the discontinued Index.

The Interim Segment is the Default when an Index Segment is Eliminated – We will notify you in writing at least 30 days prior to the end of a Segment Term if an Index Segment in which you are invested will not be available for renewal. If we do not receive direction from you regarding that Index Segment, at the end of the Segment Term we will allocate the Accumulation Value from that Index Segment to the Interim Segment.

The Cap Rate for Index Segments is determined on the Segment Start Date – You will not know the Cap Rate for the Index Segments you have allocated Premium or Accumulation Value to in advance of the Segment Start Date. Prior to the Segment Start Date, you may elect a Rate Threshold representing the minimum Cap Rate you are willing to accept. Premium will remain in the Interim Segment earning a guaranteed fixed rate of interest until a Rate Threshold you set is met or until you provide alternate instructions. For more information about Rate Thresholds, see the Rate Threshold for Index Segments section on page 30. For more information about Cap Rates, see the Cap Rate section on page 29.

The Participation Rate for Index Segments is determined on the Segment Start Date – You will not know the Participation Rate for the Index Segments you have allocated Premium or Accumulation Value to in advance of the Segment Start Date. Prior to the Segment Start Date, you may elect a Rate Threshold representing the minimum percentage of gain you are willing to accept. Premium will remain in the Interim Segment earning a guaranteed fixed rate of interest until a Rate Threshold you set is met or until you provide alternate instructions. For more information about Rate Thresholds, see the Rate Threshold for Index Segments section on page 30. For more information about Participation Rates, see the Participation Rate section on page 29.

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No Ownership of the Underlying Securities in the Index Segments – When you purchase the Contract and allocate Premium or Accumulation Value to an Index Segment you are not investing in the Index or in a mutual fund or exchange-traded fund that tracks the Index for the Index Segment you select. Your Index Credit Rate is limited by the Cap Rate or the Participation Rate, as applicable, which means that your Index Credit Rate will be lower than if you had invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index and the performance is greater than the Cap Rate we declare or the Participation Rate we declare is less than 100%. In addition, you will not have voting rights or rights to receive cash dividends or other distributions or other rights that holders of the shares of the Funds or holders of securities comprising the Indexes would have.

Limitations on Transfers from Index Segments – You may make allocations from one Index Segment to another Index Segment only at the end of a Segment Term. You can make Withdrawals from the Contract out of an Index Segment or Surrender your Contract during the Segment Term, however such Withdrawals or Surrender may be subject to a positive or negative Interim Value adjustment. This may limit your ability to react to market conditions.

Funds with Managed Volatility Strategies ‒ As described in more detail in the Fund prospectuses, each of the Funds in which the Subaccounts of Variable Annuity Account B invest employ managed volatility strategies that are intended to reduce the Fund’s overall volatility and downside risk, and to help us manage the risks associated with providing the guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Accumulation Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies and strategies that does not utilize a managed volatility strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Accumulation Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. The Funds in which the Subaccounts invest all employ managed volatility strategies.

Long-Term Investment – The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy the Contract if:

•     You are looking for a short-term investment;

•     You cannot risk getting back an amount less than your initial investment; or

•     Your assets are in a plan that already provides for tax-deferral and you can identify no other benefits in purchasing the Contract.

Taxation – When considering an investment in the Contract, you should consult a qualified investment professional about your financial goals, investment time horizon and risk tolerance. IRAs and other qualified retirement arrangements already have the tax-deferral feature found in the Contract. For an additional cost, the Contract provides other features and benefits, which other retirement arrangements may not provide. You should not purchase a Contract unless you want these other features and benefits, taking into account their cost.

Replacements – Replacing an existing insurance contract with the Contract may not be beneficial to you. Before purchasing the Contract, you should determine whether your existing contract will be subject to any fees or penalties upon termination of such contract. You should also compare the fees and charges, coverage provisions and limitations, if any, of your existing contract to the Contract.

VAAA                                                                   16

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Voya Retirement Insurance and Annuity Company (the “Company,” we,” “us,” or “our”) issues the Contract described in this prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contract that are not related to the Variable Annuity Account B are subject to the claims paying ability of the Company. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal executive offices are located at:

One Orange Way

Windsor, Connecticut 06095-4774

Product Regulation

Our annuity, retirement and investment products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, FINRA, the Department of Labor (“DOL”), the Internal Revenue Service (“IRS”) and the Office of the Comptroller of the Currency (“OCC”). For example, federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Tax Code. See the FEDERAL TAX CONSIDERATIONS section on page 48 for a further discussion of some of these requirements. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with Contract provisions or applicable law, or to meet any of these complex tax, securities or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation interruption of our operations or adversely impact profitability.

DETAILED INFORMATION ABOUT THE Contract

The Annuity Contract

This prospectus describes the Voya Ascend Advisory Annuity offered by Voya Retirement Insurance and Annuity Company. The description of the Contract in this prospectus is subject to the terms of the Contract purchased by an Owner and any Endorsement or rider to it. An applicant may review a copy of the Contract and any Endorsement or rider to it upon request.

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The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract. The Contract is non-participating, which means that it will not pay dividends resulting from any of the surplus or earnings of the Company. We urge you to read the Contract because it defines your rights as an investor. The Contract consists of any attached application, amendment or Endorsements and/or riders that are issued in consideration of the Premium paid. The Contract provides a means for you to allocate Premium or Accumulation Value to one or more Index Segments, a Fixed Rate Strategy and various Subaccounts. Amounts to be allocated to the Index Segments are invested in the Interim Segment, which is currently the Fixed Rate Strategy and earns a guaranteed fixed rate of interest, until the Segment Start Date when all Segment Participation Requirements are met.

Contract Ownership and Rights

Owner. The Owner is the individual (or entity) entitled to exercise the rights incident to ownership. The Owner may be an individual or a non-natural person (e.g., a corporation or trust). We require the Owner to have an Insurable Interest in the Annuitant. Two individuals may own the Contract, which we refer to as Joint Owners. Joint Owners must agree to any changes or exercise of the rights under the Contract. The Death Benefit becomes payable if any Owner dies prior to the Annuity Commencement Date. If the Owner is a non-natural person, the Death Benefit becomes payable if any Annuitant dies prior to the Annuity Commencement Date. We will pay the Death Benefit to the Beneficiary (see below). See the OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest section on page 59 and the DEATH BENEFIT ‒ Death Benefit Prior to the Annuity Commencement Date section on page 44.

All rights of ownership are limited to the rights of any person who has been assigned rights under the Contract and any Irrevocable Beneficiaries.

You may change ownership of a Contract at any time prior to the Annuity Commencement Date, provided the new Owner’s age is not greater than the older of age 80 or the age of the current Owner at the time of the change. We require any new Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 59. Notice to Us is required for any ownership changes of the Contract. The effective date of the change to the new Owner is the date the prior Owner signs the Notice to Us. We will not be liable for any action we take before a change is recorded by Customer Service. A change in ownership may cause the prior Owner to recognize taxable income on gain under the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 48.

Joint Owner. For nonqualified Contracts only, Joint Owners may be named in a written request to us at any time before the Contract is in effect. A Joint Owner may not be an entity, however, and may not be named if the Owner is an entity. In the case of Joint Owners, all Owners must agree to any change or exercise of the rights under the Contract. All other rights of ownership must be exercised jointly by both Owners. Joint Owners own equal shares of any benefits accruing or payments made to them. In the case of Joint Owners, upon the death of a Joint Owner, we will designate the surviving Joint Owner as the Beneficiary, and the Death Benefit is payable. See the DEATH BENEFIT section on page 44. This Beneficiary change will override any previous Beneficiary designation. All rights of a Joint Owner terminate upon the death of that Owner, so long as the other Joint Owner survives, and the deceased Joint Owner’s entire interest in the Contract will pass to the surviving Joint Owner. Upon the death of any Owner, the Death Benefit is payable to the surviving Joint Owner, except in the case of a surviving Joint Owner who is the spouse of the deceased Joint Owner, the Contract may be continued and the Death Benefit will be payable if the surviving Joint Owner dies prior to the Annuity Commencement Date. See DEATH BENEFIT ‒ Payment of the Death Benefit to a Spousal or Non-Spousal Beneficiary on page 44 for more information about the rights of a surviving Joint Owner.

Unless otherwise specified, the term “age” when used for Joint Owners shall mean the age of the oldest Owner.

VAAA                                                                   18

Annuitant and Contingent Annuitant. The Annuitant is the individual upon whose life the Annuity Payments are based. The Annuitant must be a natural person, who is designated by you at the time the Contract is issued. There may be two Annuitants after the Annuity Commencement Date. If you do not designate the Annuitant, the Owner will be the Annuitant. If the Owner is a non-natural person, an Annuitant must be named. In the case of Joint Owners, we will not issue a Contract if you have not designated the Annuitant. We require the Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 59.

You may name a Contingent Annuitant. A Contingent Annuitant is the individual who will become the Annuitant if all named Annuitants die prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable.

Neither the Annuitant, a second Annuitant nor the Contingent Annuitant can be changed while he or she is still living. Permitted changes to the Annuitant:

•     If the Owner is an individual and a Joint Owner has not been designated and the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant, if any, will become the Annuitant;

•     If the Owner is an individual, if a Joint Owner has not been designated and if there is no named Contingent Annuitant and the Annuitant dies before the Annuity Commencement Date, the Owner may designate a new Annuitant. If the Owner does not designate a new Annuitant, the Owner will become the Annuitant;

•     If a Joint Owner has been designated and the Annuitant dies before the Annuity Commencement Date, the youngest Joint Owner will become the Annuitant; and

•     The Owner, or Joint Owners, must name an individual as the Annuitant if the Owner is age 85 or older as of the date of the Annuitant’s death. We require the Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 59.

If the Owner is a non-natural person, and any Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the designated Beneficiary. There are different distribution requirements under the Code for paying the Death Benefit on a Contract that is owned by a non-natural person. You should consult with a tax/legal adviser for more information if the Owner is a non-natural person.

Beneficiary. The Beneficiary is the individual or entity designated by you to receive the Death Benefit. The Beneficiary may become the successor Owner if the Owner, who is a spouse, as defined under federal law, dies before the Annuity Commencement Date. The Owner may designate a Contingent Beneficiary, who will become the Beneficiary if all primary Beneficiaries die before any Owner (or any Annuitant if the Owner is a non-natural person). The Owner may designate one or more primary Beneficiaries and Contingent Beneficiaries. The Owner may also designate any Beneficiary to be an Irrevocable Beneficiary. An Irrevocable Beneficiary is a Beneficiary whose rights and interest under the Contract cannot be changed without the consent of such Irrevocable Beneficiary.

Payment of the Death Benefit to the Beneficiary:

•     We pay the Death Benefit to the primary Beneficiary (unless there are Joint Owners, in which case the Death Benefit is paid to the surviving Owner(s)).

•     If all primary Beneficiaries die before any Annuitant or any Owner, as applicable, we pay the Death Benefit to any Contingent Beneficiary.

•     If there is a sole natural Owner and no surviving Beneficiary (or no Beneficiary is designated), we pay the Death Benefit to the Owner’s estate.

•     If the Owner is a non-natural person and all Beneficiaries die before the Annuitant (or no Beneficiary is designated), the Owner will be deemed to be the primary Beneficiary.

•     In the case of more than one Beneficiary, we will assume any Death Benefit is to be paid in equal shares to all surviving Beneficiaries in the same class (primary or contingent), unless you provide Notice to Us directing otherwise.

We will deem a Beneficiary to have predeceased the Owner if:

•     The Beneficiary died at the same time as the Owner;

•     The Beneficiary died within 24 hours after the Owner’s death; or

•     There is insufficient evidence to determine that the Beneficiary and Owner died other than at the same time.

VAAA                                                                   19

You have the right to change the Beneficiary unless you have designated such person as an Irrevocable Beneficiary at any time prior to the Annuity Commencement Date. Notice to Us is required for any changes pursuant to the Contract. Any such change will take effect as of the date Notice to Us is received and not affect any payment made or action taken by us before recording the change.

The Beneficiary may decide how to receive the Death Benefit, subject to the distribution requirements under Section 72(s) of the Tax Code. You may restrict a Beneficiary’s right to elect an Annuity Plan or receive the Death Benefit in a single lump-sum payment.

CONTRACT PURCHASE

To purchase the Contract you must submit an application and deliver it, along with your Initial Premium, to us. We must accept or reject your application within two Business Days of receipt. If the application is incomplete, we may hold any forms and accompanying Premium payment(s) for five Business Days.

We will issue a Contract if the Annuitant and the Owner (if a natural person) are age 80 or younger at the time of application. In purchasing the Contract, you will represent and acknowledge that the Owner has an Insurable Interest in the Annuitant, and we require the agent/registered representative to confirm on the application that the Owner has an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 59.

The minimum Initial Premium must be at least $25,000. We currently accept as the Initial Premium payments from multiple sources involving transfers and exchanges identified on the application and received no more than 45 days after our receipt of the application.

We accept Additional Premium, subject to our right in the Contract to limit or refuse to accept Additional Premium in our sole discretion. Each Additional Premium must be at least $1,000. Under certain circumstances, we may waive the minimum payment requirement for Premiums. We will not accept Additional Premium if the Annuitant or the Owner (if a natural person) are age 85 or older when the Additional Premium is received.

If your Premium payment was transmitted by wire order from your registered representative, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. Which procedure we follow depends on whether your state or registered representative requires a paper application to issue the Contract.

•     If a paper application is required, we will issue the Contract along with a Contract acknowledgement and delivery statement, but we reserve the right to void the Contract if we are not in receipt of a properly-completed application within five days of receiving the Initial Premium. We will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided. We will return the Initial Premium if required; or

•     When a paper application is not required, we will issue the Contract along with a statement acknowledging delivery. We require you to execute and return such statement. Until you do, we will require a signature guarantee, or notarized signature, to process certain transactions.

Our prior approval is required if application of a Premium would cause the sum of all Premium received under this and all existing contracts you maintain with the Company or one of its affiliates to exceed $1,500,000.

Crediting of Premium Payments

We will process your Initial Premium within two Business Days of receipt and allocate it according to the instructions you specify, so long as the application and all information necessary for processing the Contract is complete. We will process Additional Premium payments within one Business Day if we receive all information necessary.

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In the event that your application is incomplete for any reason, we are permitted to retain your Initial Premium for up to five Business Days while attempting to complete it. If the application cannot be completed during this time, we will inform you of the reasons for the delay. We will also return the Initial Premium promptly. Once you complete the application, we will process your Initial Premium within two Business Days and allocate it according to your instructions. On Additional Premium, we will ask about any missing information. Additional Premium will be allocated in the same proportion as the payment of Initial Premium, unless you specify otherwise.

Free Look/Right to Cancel

You have the right to examine your Contract and return it to us for a refund.

When and How to Cancel. The period during which you have this right is shown in your Contract. The Right to Examine Period is generally 15 days from your receipt of the Contact (or 30 days if issued as a replacement contract). Certain states allow more than 15 days. We consider the Right to Examine Period to expire five days after we mail the Contract to you, plus the length of your Contract’s Right to Examine Period. You may return your Contract to Customer Service or to the agent/registered representative from whom you purchased it.

Refunds. We will issue you a refund within seven calendar days of our receipt of your Contract and written notice of cancellation. Unless your state requires otherwise, your refund will equal a return of your Contract’s Accumulation Value, plus any fees and charges that we deducted, as of the close of business on the day we receive your Contract and cancellation request. In other words, the amount refunded could be less than the amount paid. If your state requires, we will refund all Premium received.

Review your Contract for the Right to Examine Period and the refund amount applicable to you.

We reserve the right to Allocate Premium received prior to the expiration of the Right to Examine Period to the Interim Segment. If we do so, upon expiration of the Right to Examine Period, the value of the amount so allocated will be reallocated in accordance with your instructions. Review your Contract for the Right to Examine Period and the refund amount applicable to you.

Accumulation Value

We determine your Accumulation Value for your Contract on a daily basis beginning on the Contract Date. On the Contract Date, the Accumulation Value equals the Initial Premium paid less any premium tax, if applicable. At any time after the Contract Date, the Accumulation Value equals the sum of the value for each Index Segment, the sum of the value of the Fixed Rate Strategy and the value of each Subaccount of the Variable Annuity Account B. See the Index Segment Value on Segment Start Date and Segment End Date section on page 36, the Index Segment Value During the Segment Term section on page 36, The Fixed Rate Strategy Value section on page 39 and the Value of the Subaccounts of Variable Annuity Account B section on page 40 for an explanation of the methods used to determine the value for each of these available investment options.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (i.e., a facsimile Surrender request form), even if appropriate identifying information is provided.

Other Contracts

We and our affiliates offer various other products with different features and terms than the Contract described in this prospectus. These products have different benefits, fees and charges and may or may not better match your needs. You should be aware that there are other options available, and if you are interested in learning more about these other products, please contact your agent/registered representative.

VAAA                                                                   21

Fees and charges

We periodically deduct the following fees and charges from your Accumulation Value to compensate us for our costs, the services we provide and the risks we assume under the Contract. We incur costs for distributing and administering the Contract, including compensation and expenses paid in connection with sales of the Contract, for paying the benefits payable under the Contract and for bearing various risks associated with the Contract. Fees and expenses expressed as a percentage are rounded to the nearest hundredth of one percent. We expect to profit from the charges and may use such profits to finance its distribution. All current fees are determined and applied in a non-discriminatory manner.

The following repeats and adds to the information provided in the SYNOPSIS ‒ FEES AND CHARGES section on page 11. Please review both these sections for information on fees and charges.

Transaction Fees and Charges

Excess Transfer Fee:  We currently do not deduct any charges for transfers between the Subaccounts of the Variable Annuity Account B. We reserve the right, however, to assess up to $50 for each transfer exceeding 12 during a Contract Year (which we refer to as an Excess Transfer). If such a charge is assessed, we would deduct the charge from the Subaccounts from which each such transfer is made in proportion to the amount being transferred. The charge will not apply to any transfers between the Subaccounts because of Fund mergers, substitution or closures, to any transfers between the Subaccounts due to the election of Dollar Cost Averaging.

Redemption Fees. Certain Funds may deduct redemption fees as a result of Withdrawals, transfers or other Fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of Withdrawals, transfers or other Fund transactions you initiate and remit such fees back to that Fund. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Accumulation Value. For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus.

Overnight Charge. You may choose to have a $20 overnight charge deducted from the net amount of a Withdrawal or Surrender if you would like it sent to you by overnight delivery service.

Periodic Fees and Charges

Separate Account Fee. The Separate Account Fee is currently 0.25% annually (equivalent to a daily rate, including in a leap year, of 0.000686%) of the Accumulation Value allocated to the Subaccounts of Variable Annuity Account B, and the maximum amount that we may charge is 0.75% annually (equivalent to a daily rate, including in a leap year, of 0.002063%). The Separate Account Fee is set on the Contract Date and may change thereafter, but it will not exceed the maximum amount shown in your Contract. The Separate Account Fee is not applied to Accumulation Value allocated to the Index Segments or the Fixed Rate Strategy. The Separate Account Fee is deducted from the value in each Subaccount on each Business Day. This fee compensates us for ongoing administrative and risk related expenses we may incur. If there are any profits from this fee, we may use them to finance the distribution of the Contracts.

VAAA                                                                   22

Underlying Fund Expenses

As shown in the prospectus for each underlying Fund and described in the Fund Fees and Expenses table on page 12, an underlying Fund deducts management/investment advisory fees from the amounts allocated to it. In addition, an underlying Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and contract owner services provided on behalf of the Fund. Furthermore, certain underlying Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares. Fund fees and expenses are deducted from the value of the underlying Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares. To learn more about Fund fees and expenses, the additional factors that can affect the value of Fund shares and other important information about a Fund, refer to the Fund’s prospectus. You should evaluate the expenses associated with the underlying Fund(s) available through the Contract before making a decision to invest.

Fund of Funds. Each of the Funds in which the Subaccounts of Variable Annuity Account B invest are structured as a “Fund of Funds.” These Funds may have higher fees and expenses than a Fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying Funds in which they invest. These Funds are affiliated Funds, and the underlying Funds in which they invest may be affiliated as well. The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds. The Voya Retirement Conservative Portfolio, the Voya Retirement Growth Portfolio and the Voya Retirement Moderate Portfolio are each structured as a “Fund of Funds.”

Less expensive share classes of the Funds in which the Subaccounts of Variable Annuity Account B invest may be available for investment outside of the Contract. You should evaluate the expenses associated with these Funds before making a decision to invest.

Revenue from the Funds

The Company may receive compensation from each of the underlying Funds or their affiliates. The amount paid may vary from one Fund company to another. For certain underlying Funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from underlying Fund assets. Any such fees deducted from underlying Fund assets are disclosed in the prospectus for the underlying Fund. The Company may also receive additional compensation from certain underlying Funds for administrative, recordkeeping or other services provided by the Company to the underlying Funds or their affiliates. These additional payments may also be used by the Company to finance distribution. These additional payments are made by the Funds or the Fund’s affiliates to the Company and do not increase, directly or indirectly, the Fund fees and expenses.

The amount of revenue the Company may receive from each of the Funds or the Fund’s affiliates may be substantial. This revenue is one of several factors we consider when determining Contract fees and charges and whether to offer a Fund through our Contracts. Fund revenue is important to the Company’s profitability, and it is generally more profitable for us to offer affiliated Funds (meaning Funds managed by Voya Investments, LLC, Voya Investment Management Co. LLC or another Company affiliate) than to offer unaffiliated Funds (meaning Funds managed by an unaffiliated third party).

Please note that certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated Funds. See SELLING THE CONTRACT ‒ Compensation Agreements on page 57.

VAAA                                                                   23

Premium and Other Taxes

In certain states, the Premium you pay for the Contract is subject to a premium tax. A premium tax is generally any tax or fee imposed or levied on us by any state government or political subdivision thereof in consideration of your Premium received by us. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. We reserve the right in the Contract to recoup the amount of any premium tax from the Accumulation Value if and when:

•     The premium tax is incurred by us;

•     The Accumulation Value is applied to an Annuity Plan; or

•     You take a Withdrawal or Surrender the Contract.

We reserve the right in the Contract to change the amount we charge for the premium tax if you change your state of residence. We do not expect to incur any other tax liability attributable to the Contract. We also reserve the right to charge for any other taxes as a result of any changes in applicable law.

Investment Options

General

We will allocate your Premium or Accumulation Value among the available Index Segments, Fixed Rate Strategy and/or Subaccounts according to your allocation instructions. We reserve the right to require that allocation instructions be given in whole percentages.

Index Segments

The Contract offers the following two Index Strategy Riders that make the Index Segments available through the Contract:

•     The Point to Point Cap with Buffer Index Strategy Rider under which the Index Credit Rate is limited by the Cap Rate we declare (see the Cap Rate section on page 29); and

•     The Point to Point Participation with Buffer Index Strategy Rider under which the Index Credit Rate is limited by a Participation Rate we declare (see the Participation Rate section on page 29).

An election to invest in an Index Segment will automatically add the corresponding Index Strategy Rider to your Contract. There is only one Index Strategy Rider for each type of Index Segment (i.e. one Point to Point Cap with Buffer Index Strategy Rider for all Index Segments that use the Cap Rate Strategy). Both Index Strategy Riders may not be available at all times.

The Index Segments currently available are listed on the second page of this prospectus. You may elect to allocate all or any portion of your Premium or Accumulation Value to one or more Index Segments. Each Index Segment has a corresponding Index, Segment Term and Buffer. Allocations to Index Segments do not constitute ownership in the Index or in a mutual fund or exchange-traded fund that tracks the Index for the Index Segment. Each Index Segment will also have a Cap Rate or a Participation Rate, as applicable, which is determined by us on the Segment Start Date. Unlike other investment products that track an Index, mutual fund or exchange-traded fund, positive investment performance in the Index Segments are subject to Cap Rates and Participation Rates, as applicable.

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There will be at least one Index Segment available at all times, but there is no guarantee that the same or similar Index Segments as those currently offered will be available for allocation of future Premiums or Accumulation Value. We reserve the right to add Index Segments (Indexes, Segment Terms and/or Buffers), to cease offering one or more Index Segment (Indexes, Segment Terms and/or Buffers) and/or to cease accepting allocation of Additional Premium or Accumulation Value to any Index Segment or to the Contract, at any time. Some Index Segments may be available only for new Premiums, some only for allocations of Accumulation Value or some only for allocations or Accumulation Value from the same Index Segment at the end of such Index Segment’s Segment Term. You may allocate Premium or Accumulation Value to any available Index Segment provided that the Segment Participation Requirements are met.

For each Premium to be allocated to an Index Segment, during the time between the Premium Date and the next Segment Start Date and during periods when all the Segment Participation Requirements are not met, amounts will be invested in the Interim Segment, which currently is the Fixed Rate Strategy. You may make changes to your allocation instructions at any time prior to the close of business on the Business Day prior to the Segment Start Date.

The Indexes

The performance of each Index Segment is tied to the performance of one or more securities, bond, exchange-traded fund or other Index. The Index Segments are not index funds. While you may participate in the performance of that Index by investing in an Index Segment, you are not investing directly in any index, mutual fund or exchange-traded fund and you do not participate in the investment results of any assets we hold in relation to the Index Segments. Depending upon the performance of the Index used by the Index Segment in which you invest, you could lose money on your investment.

The Indexes used with the currently available Index Segments are:

•     MSCI EAFE Index

•     NASDAQ 100 Index

•     Russell 2000 Index

•     S&P 500 Index

We have permission to offer each Index pursuant to a license agreement or other arrangement with each Index provider.

MSCI EAFE Index:  THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VOYA SERVICES COMPANY (“LICENSEE”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or products, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

NASDAQ 100 Index:  The product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Voya Services Company (“Licensee”) is in the licensing of the Nasdaq®, OMXTM and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Product(s). NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THENASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell 2000 Index:  The Russell 2000 is a trademark of Russell Investments and has been licensed for use by Voya Retirement Insurance and Annuity Company. The product is not sponsored, endorsed, sold or promoted by Russell Investments and Russell Investments makes no representation regarding the advisability of investing in the product.

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S&P 500® Index:  The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Voya Retirement Insurance and Annuity Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Voya Retirement Insurance and Annuity Company. The product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Voya Retirement Insurance and Annuity Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Voya Retirement Insurance and Annuity Company or the product. S&P Dow Jones Indices have no obligation to take the needs of Voya Retirement Insurance and Annuity Company or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the product. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the product currently being issued by Voya Retirement Insurance and Annuity Company, but which may be similar to and competitive with the product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Availability of Indexes

We may add Index Segments utilizing a new Index as we deem appropriate. Alternatively, we may cease to accept initial allocations of Premiums that utilize a particular Index at any time in our sole discretion. We may also cease, in our own discretion, to accept an allocation of Accumulation Value to Index Segments that utilize a particular Index (when you allocate from one Index Segment to another at a Segment End Date), or cease to permit Premiums from continuing to be applied to an Index Segment at the end of a Segment Term. The Contract will have at least one Index available at all times.

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We may also substitute an Index under the following conditions:

•     The Index is discontinued by its provider;

•     The composition of the Index is substantially changed; or

•     Our agreement with the Index provider is terminated.

We will not eliminate an Index underlying an Index Segment to which you have allocated until the end of the Segment Term. Rather, in determining to eliminate an Index, we will cease accepting new investments in Index Segments utilizing the eliminated Index, or cease to permit allocation of Accumulation Value from continuing to be applied to Index Segments utilizing the eliminated Index at the end of the Segment Term, until you no longer have any allocations in Index Segments that utilize the eliminated Index.

We will notify you of the available Index Segments prior to the end of the Segment Term. See the Allocations at the End of a Segment Term section on page 30 for more information.

We will substitute an Index during an Index Segment’s Term only in the event that the Index is discontinued by its provider or the circumstances under which our agreement with the provider do not allow sufficient time for us to eliminate the Index. If we need to substitute an Index before the end of the Segment Term, we will designate an Index that is comparable, which means the designated substitute Index would have a similar composition of underlying securities, sufficient liquidity for hedging and recognition in the marketplace. For example, an Index that is comparable to the S&P 500 Index will have stocks of large, publicly held domestic companies. Also, we will designate a substitute Index that has similar performance. We will calculate the Index Credit Rate using the performance of the designated substitute Index. The Index Credit Rate will reflect the Index Change of the designated substitute Index over the Segment Term, but still subject to the same Cap Rate and Participation Rate, as applicable, that we declared at the beginning of the Segment Term. We use the Index Change of the designated substitute Index to calculate the Index Credit Rate because the Index Value of the designated substitute Index as of the start of the Segment Term may not be the same as the Index Value of the discontinued Index. For example:

	Index Value as of Start of Index Period	Index Value as of End of Index Period	Index Change	Cap Rate	Index Credit Rate
Discontinued Index	1,500	N/A	N/A	7%	N/A
Substitute Index	2,215	2,268	2.39%	7%	2.39%

It is possible that the Index Credit Rate attributable to the designated substitute Index may not be as great as the Index Credit Rate you might have been anticipating based on the discontinued Index (had the Index provider not discontinued the Index). We will provide Notice to You of any change in or substitution of an Index.

We reserve the right to add Indexes, subject to approval by the insurance supervisory official in the jurisdiction in which the Contract is issued.

Segment Term

The Segment Term for each Index Segment is the period of years over which the Index Credit Rate is calculated and the Cap Rate or the Participation Rate, as applicable, is guaranteed. A Segment Term begins on the Segment Start Date, which is the 25th day of the month for the applicable Segment Term, and ends on the Segment End Date, which is the 25th of the same month one or more years later. For example, an Index Segment with a one year Segment Term that has a Segment Start Date of June 25, 2018, will have a Segment End Date on June 25, 2019. Likewise, an Index Segment with a three year Segment Term that has a Segment Start Date of June 25, 2018, will have a Segment End Date on June 25, 2021. Therefore, a Segment Term begins on the applicable Segment Start Date and ends on the Segment End Date, which is the anniversary of the Segment Start Date in the final year of that Segment Term. The Segment Terms for the currently available Index Segments are shown on the second page of this prospectus.

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Buffer

The Buffer is the amount of any negative Index Change that will be absorbed by the Company on a Segment End Date. If the Index Change is negative, the Index Change is offset by the amount of the Buffer. For example, if you have selected an Index Segment with a 10% Buffer and the Index Change is -30% then the Index Segment’s value would be reduced by 20%.

The Buffer is set by us in our sole discretion. Not all Buffers may be available for each Index and Segment Term. Generally, Index Segments with larger Buffers will tend to have lower Cap Rates and Participation Rates, as applicable, than Index Segments with smaller Buffers using the same Index and with the same Segment Term. There is a risk of a substantial loss of your principal because you agree to absorb all losses to the extent they exceed the Buffer for any Index Segment you chose to invest in. The Buffers for the currently available Index Segments are shown on the second page of this prospectus.

Cap Rate

If you elect to invest in an Index Segment under the Point to Point Cap with Buffer Index Strategy Rider, the performance of the Index Segment will depend, in part, on the Cap Rate we declare for that Index Segment.

The Cap Rate is the maximum percentage of gain in an Index that may be realized through an Index Segment over the Segment Term. We will declare a Cap Rate for each Index Segment on the Segment Start Date, which is guaranteed for the Segment Term. The Cap Rate may vary by Index Segment. Because you will not know the Cap Rate in advance of the Segment Start Date, you should set a Rate Threshold if you do not wish to invest in an Index Segment with a Cap Rate below a certain rate. See the Rate Threshold for Index Segments section on page 30 for more information about setting a Rate Threshold.

Participation Rate

If you elect to invest in an Index Segment under the Point to Point Participation with Buffer Index Strategy Rider, the performance of an Index Segment will depend, in part, on the Participation Rate we declare for that Index Segment.

The Participation Rate is the percentage of gain in an Index that will be realized through an Index Segment over the Segment Term. We declare a Participation Rate for each Index Segment on the Segment Start Date, which is guaranteed for the Segment Term. The Participation Rate may vary by Index Segment. Because you will not know the Participation Rate in advance of the Segment Start Date, you should set a Rate Threshold if you do not wish to invest in an Index Segment with a Participation Rate below a certain rate. See the Rate Threshold for Index Segments section on page 30 for more information about setting a Rate Threshold.

The Cap Rate and the Participation Rate are set and declared by us in our sole discretion. While we have no specific formula for determining the Cap Rate or the Participation Rate for a particular Index Segment, we may consider various factors, such as the yields available on the fixed income securities we use to support our guarantees under the Contract. An increase in the yields could have a corresponding impact on the Cap Rates and the Participation Rates and vice versa. The Cap Rates and the Participation Rates could be similarly impacted by the costs to hedge these investments using derivatives (e.g., options and futures contracts). Also, we may consider the level of compensation we pay for the promotion and sale of the Contract and our administrative expenses, in addition to regulatory and tax requirements, and general economic trends and competitive factors. Our current business practice is to match Index Segment renewal Cap Rates and Participation Rates with currently available Index Segment new money Cap Rates and Participation Rates. However, we reserve the right to change this practice at any time and do not guarantee that Index Segment renewal Cap Rates and Participation Rates will match Index Segment new money Cap Rates and Participation Rates.

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Rate Threshold for Index Segments

You may set a Cap Rate or a Participation Rate Threshold, as applicable, for each Index Segment to which you wish to allocate Premium or Accumulation Value, unless you select Dollar Cost Averaging as described below. Only one Rate Threshold may be set per Index Segment, and for a Rate Threshold to be effective it must be received by us before the Segment Start Date of the applicable Index Segment. Your Premium or Accumulation Value will not be allocated to an Index Segment unless the Cap Rate or Participation Rate, as applicable, is greater than or equal to the Rate Threshold you have set. The Rate Threshold you set represents the minimum Cap Rate or the minimum Participation Rate you find acceptable for a particular Index Segment and setting a high Rate Threshold may result in amounts remaining invested in the Interim Segment for an extended period of time.

It is important to understand that you will not know the Cap Rate or the Participation Rate for an Index Segment prior to the Segment Start Date. Once Premium has been invested in an Index Segment, you will not be able to reallocate the value in that Index Segment to another Index Segment or to another investment option prior to the end of the Segment Term, which could be as long as six years. Also, setting a Rate Threshold higher that the Cap Rate or the Participation Rate, as applicable, currently offered by the Company will result in amounts being transferred to or remaining invested in the Interim Segment until a subsequent Segment Start Date when a Cap Rate or a Participation Rate, as applicable, is declared that is equal to or exceeds your designated Rate Threshold.

We may limit the availability of Rate Thresholds above a certain percentage, and these limits may change from time to time. Contact Customer Service or your agent/registered representative for information about any limits on Rate Thresholds. A Rate Threshold set by a Contract Owner will not be nullified by a subsequent limit set by the Company.

Segment Participation Requirements for Index Segments

In order for Premium or Accumulation Value to be allocated to an Index Segment, on a Segment Start date the Segment Participation Requirements must be met for the applicable Index Segment. If Premium or Accumulation Value is to be allocated to multiple Index Segments, Premium or Accumulation Value will be allocated only to those Index Segments whose Segment Participation Requirements are met.

Segment Participation Requirements are:

•     The Index Segment is available;

•     The Index Segment does not have a Segment Term that extends beyond your latest Annuity Commencement Date; and

•     The declared Cap Rate or Participation Rate, as applicable, for the Index Segment is equal to or greater than the Rate Threshold (described above), if any, which you may have set.

If the Segment Participation Requirements are not met for an Index Segment on the Segment Start Date, the Premium or Accumulation Value that would have been allocated to that Index Segment will be allocated to the Interim Segment until the Segment Start Date for the Index Segment when all Segment Participation Requirements are met. You may change your allocation or modify or remove the Rate Threshold for values in the Interim Segment at any time up to the close of business on the Business Day prior to the Segment Start Date.

Allocations at the End of a Segment Term

We will provide Notice to You that an Index Segment is maturing prior to the end of the Segment Term. The notice will specify the Index Segments that are maturing and will be available for reallocation at the Segment End Date. You may submit allocation instructions with respect to the value available for reallocation to us at any time up to the close of business on the day prior to the next Segment Start Date. You may make an allocation to any available Index Segment, Fixed Rate Strategy or Subaccount provided that you may not make an allocation to an Index Segment whose Segment End Date is later than your Contract’s latest Annuity Commencement Date.

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At the end of a Segment Term, the value in a maturing Index Segment will be allocated according to the allocation instructions you provided. If you do not provide allocation instructions, the value in the Index Segment will be automatically allocated to an Index Segment with the same Index, Segment Term and Buffer as the maturing Index Segment, provided one is available and the Segment Participation Requirements are met. If an Index Segment with the same Index, Segment Term and Buffer is not available or the Segment Participation Requirements are not met, including the designated Rate Threshold, the value in the maturing Index Segment will be allocated to the Interim Segment. Unless you provide a new Rate Threshold and/or new allocation instructions, the Rate Threshold previously provided for the maturing Segment Term will continue to apply.

Dollar Cost Averaging

Dollar cost averaging or DCA is available for initial allocations of Premiums and allocations of Accumulation Value. The Interim Segment serves as the source account from which we will, on a monthly basis, automatically transfer a set dollar amount to the Index Segment, Fixed Rate Strategy or Subaccount you specify. You may elect to participate in dollar cost averaging by providing Notice to Us. There is no additional charge for dollar cost averaging. You also set the duration you would like the Premium or Accumulation Value to be invested over. The maximum duration is 12 months. You may not set a Rate Threshold (or minimum declared Cap Rate or Participation Rate, as applicable) in connection with the DCA program. Consequently, by electing to DCA into the Index Segments you bear the risk that Cap Rates and Participation Rates on amounts allocated to an Index Segment under the DCA program will be less than a minimum Cap Rate or Participation Rate that you would otherwise elect through use of a Rate Threshold.

The minimum monthly DCA transfer amount is $100 and we will transfer all your DCA money in the Interim Segment to the Index Segments, Fixed Rate Strategy and Subaccounts you specify in equal payments over the relevant duration. The last payment will include earnings accrued in the Interim Segment over the duration. DCA may be subject to limited availability in connection with Systematic Withdrawals. The transfer date for each allocation into an Index Segment will be the Segment Start Date each month. If, on any Segment Start Date, the value in the Interim Segment is equal to or less than the amount you have elected to allocate, the entire amount will be allocated and the program will end. You may terminate the DCA at any time by sending Notice to Us at least seven days before the next Segment Start Date.

DCA will allow you to invest Accumulation Value in the Index Segments at different Cap Rates and Participation Rates, as applicable, and is designed to lessen the impact of Cap Rate and Participation Rate fluctuation on your investment. Therefore, investment in Index Segments with higher average Cap Rates and Participation Rates may be achieved over the long term; however, we cannot guarantee this. DCA does not guarantee that you will earn a profit or be protected against losses. You should consider your ability to withstand periods of potentially significantly fluctuating Cap Rates and Participation Rates.

DCA will allow you to invest Accumulation Value in Subaccounts to help reduce the risk of investing too much when the price of a Fund’s shares is high. It also helps reduce the risk of investing too little when the price of a Fund’s shares is low. Because you purchase the same dollar amount of Subaccount units each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high. DCA neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels.

We may modify, suspend or terminate DCA. We will send Notice to You in advance. Such modification, suspension or termination, however, will apply prospectively only and will not affect any DCAs in effect at the time.

If an Index Segment you have selected is not available on a Segment Start Date, any amount in the DCA Interim Segment destined for that Index Segment will remain in the Interim Segment until it becomes available or you provided different instructions.

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The Interim Segment

The Interim Segment is an administrative “holding” account where Accumulation Value is held until it is transferred to the Index Segments, the Fixed Rate Strategy and/or the Subaccounts. Amounts to be allocated to the Index Segments are held in the Interim Segment until the Segment Start Date (provided all Segment Participation Requirements are met), and amounts to be invested using the DCA program are held in the Interim Segment until they are periodically transferred to the designated Index Segments, Fixed Rate Strategy and/or the Subaccounts. You may not make allocations directly to the Interim Segment although amounts will remain invested in the Interim Segment until all Segment Participation Requirements (including any applicable Rate Threshold) are met for a designated Index Segment. The Interim Segment currently uses the Fixed Rate Strategy. With prior Notice to You, we may change this for all current and future allocations and use a specifically designated Subaccount as the Interim Segment rather than the Fixed Rate Strategy.

The Separate Account Supporting the Index Segments

Amounts applied to the Index Segment will be allocated to a non-unitized separate account established under Connecticut law. A non-unitized separate account is a separate account in which the contract owner does not participate in the performance of the assets through unit values or any other interest. Contract owners do not receive a unit value of ownership of assets accounted for in this separate account. Interests in the Index Segments are registered under the Securities Act of 1933, but the non-unitized separate account is not registered under the Investment Company Act of 1940, as amended.

The risk of investment gain or loss with the assets maintained in the non-unitized separate account is borne entirely by the Company. The non-unitized separate account is not insulated, meaning that all Company obligations due to allocations to the non-unitized separate account are contractual guarantees of the Company and are accounted for in the separate account and all of the general assets of the Company are available to meet its contractual guarantees. Income, gains and losses of the separate account are credited to or charged against the separate account without regard to other income, gains or losses of the Company. As part of its overall investment strategy, the Company intends to maintain assets in the separate account that reflect its obligations to Contract Owners that have made allocations to the Index Segments. Accordingly, it is anticipated that assets relating to the Index Segments will likely consist of fixed income investments, as well as call options or other hedging instruments that relate to movements in the Indexes.

We are not obligated to invest the assets attributable to the non-unitized separate account according to any particular strategy, except as required by Connecticut and other state insurance laws. Contract Owners do not participate in the investment performance of the assets of the non-unitized separate account, and Index Credit Rates and any other benefits provided by the Company are not determined by the performance of the non-unitized separate account.

The Fixed Rate Strategy

The Fixed Rate Strategy is an investment option that applies a declared Fixed Interest Rate to the Premium or Accumulation Value allocated to it. We declare the Fixed Interest Rate applicable to each allocation to the Fixed Rate Strategy on the date of the allocation, and guarantee that the rate declared will not be changed for one year. We also guarantee that the declared Fixed Interest Rate will not be less than 0.25%.

We credit interest daily at a rate that yields the annual Fixed Interest Rate over the period for which the rate is guaranteed. In the event of a Withdrawal, Surrender or if the Death Benefit becomes payable or you elect to receive Annuity Payments, interest, if any, will be credited to the portion of the value in Fixed Rate Strategy applied to the transaction, including the day the transaction is processed. Contact Customer Service for the current Fixed Interest Rates we are declaring on amounts allocated to the Fixed Rate Strategy.

The Fixed Interest Rate we declare for allocations to the Fixed Rate Strategy as the Interim Segment may be different from the Fixed Interest Rate we declare for allocations to the Fixed Rate Strategy when it is used as a separate investment option.

VAAA                                                                   32

We do not use a specific formula to set the declared Fixed Interest Rate. We determine the interest rates in our sole discretion. We may, but are not required to consider, factors, including but not limited to the interest rate on the fixed income investments we use to support our guarantees (in which you have no direct or indirect interest), regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future Fixed Interest Rates.

Amounts allocated to the Fixed Rate Strategy are held in the same non-unitized separate account used with the Index Segments, meaning that there are no discrete units of ownership of the assets of the separate account associated with any allocation to the Fixed Rate Strategy. Rather, amounts held in the Fixed Rate Strategy are an obligation of the Company and are subject to the Company’s financial strength and claims-paying ability, including claims against any other liabilities of the Company.

Subaccounts of Variable Annuity Account B

We established Variable Annuity Account B under Connecticut Law in 1976 as a continuation of the separate account established in 1974 under Arkansas law of Aetna Variable Annuity Life Insurance Company. Variable Annuity Account B was established as a segregated asset account to fund variable annuity contracts. Variable Annuity Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. It also meets the definition of “separate account” under the federal securities laws.

Although we hold title to the assets of Variable Annuity Account B, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses, whether or not realized, of Variable Annuity Account B are credited to or charged against the assets of Variable Annuity Account B without regard to other income, gains or losses of the Company. All obligations arising under the Contract are obligations of the Company. All guarantees and benefits provided under the Contract that are not related to Variable Annuity Account B are subject to the claims paying ability of the Company.

Subaccounts

Variable Annuity Account B is divided into “Subaccounts.” Each Subaccount invests directly in shares of a corresponding underlying Fund. We reserve the right to add and, under certain circumstances, make certain changes to the Subaccounts. See the Right to Change Variable Annuity Account B section on page 34.

More information about the Subaccounts available under the Contract is shown below. You bear the entire investment risk for amounts allocated through a Subaccount to an underlying Fund, and you may lose your principal. There is no assurance that any Fund will achieve its investment objectives. You should carefully consider the investment objectives, risks and charges and expenses of an underlying Fund before investing. More detailed information about a Fund, including information about its investment risks and fees and expenses, can be found in that Fund’s current prospectus and SAI. You may obtain these documents by contacting Customer Service.

Please work with your agent/registered representative to determine if an available Subaccount may be suited to your financial needs, investment time horizon and risk tolerance.

You may allocate Premium or Accumulation Value to the following Subaccounts:

Voya Retirement Conservative Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.

VAAA                                                                   33

Voya Retirement Growth Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.

Voya Retirement Moderate Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Growth Portfolio.

There will always be at least one Subaccount available through the Contract.

Right to Change Variable Annuity Account B

Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to Variable Annuity Account B with respect to some or all classes of contracts:

•     Offer additional Subaccounts that will invest in Funds we find appropriate for contracts we issue;

•     Combine two or more Subaccounts;

•     Close Subaccounts. We will provide advance notice by a supplement to this prospectus if we close a Subaccount;

•     Substitute a new Fund for a Fund in which a Subaccount currently invests. In the case of a substitution, the new Fund may have different fees and charges than the Fund it replaced. A substitution may become necessary if, in our judgment:

>   A Fund no longer suits the purposes of the Contract;

>   There is a change in laws or regulations;

>   There is a change in the Fund’s investment objectives or restrictions;

>   The Fund is no longer available for investment; or

>   Another reason we deem a substitution is appropriate.

•     Stop selling the Contract;

•     Limit or eliminate any voting rights for Variable Annuity Account B (as discussed more fully below); or

•     Make any changes required by the Investment Company Act of 1940, as amended or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s) and or shareholders.

We will provide Notice to You before we make any of these changes to the Subaccounts and/or Variable Annuity Account B that affect the Contracts.

Selection of Underlying Funds. The underlying Funds available through the Contract described in this prospectus were selected by the Company. When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. See the Revenue from the Funds section on page 23 for more information about these arrangements. We may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that it no longer satisfies one or more of the selection criteria and/or if it has not attracted significant allocations under the Contract.

VAAA                                                                   34

We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Voting Rights

We will vote the shares of an underlying Fund owned by Variable Annuity Account B according to your instructions. However, if the Investment Company Act of 1940, as amended or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a trust in our own right, we may decide to do so without consulting you.

We determine the number of shares that you have in a Subaccount by dividing the value in that Subaccount by the net asset value of one share of the underlying Fund in which a Subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a trust shareholder meeting. Voting instructions will be solicited by a written communication at least 14 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that Subaccount. We will also vote shares we hold in Variable Annuity Account B that are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Investment Option Valuations

Index Segments

The value of the amount allocated to an Index Segment depends on the Index Change during the Segment Term, the Cap Rate or the Participation Rate, as applicable, we declare for that Index Segment and the Buffer. An Index Segment’s value may increase or decrease depending on whether the Index Change is positive or negative.

Index Change and Index Credit Rate

We calculate the Index Change percentage as a point to point change in the Index Value over the Segment Term using the following formula:

Index Change	=	(a) – (b)
(b)

Where:

(a)   Is the Index Value of the Index as of the close of business on the Business Day prior to the date of calculation; and

(b) Is the Index Value as of the Segment Start Date.

We convert the decimal to the equivalent percentage to determine the Index Change.

The Index Value on a Segment Start Date, Segment End Date and any day in between is the Index Value as of the close on business on the Business Day immediately prior to that date.

If the Index Change is positive, the Cap Rate or Participations Rate is applied to determine the Index Credit Rate for the Index Segment. If the Index Change is negative, the Buffer is applied to determine the Index Credit Rate for the Index Segment.

VAAA                                                                   35

The following table summarizes how the Index Credit Rate is determined based on the Index Change and the Point to Point Cap with Buffer Index Strategy:

If the Index Change is:	Then the Index Credit Rate will Equal:
• Positive and greater than or equal to the Cap Rate	• The Cap Rate
• Positive, but less than the Cap Rate	• The Index Change
• Negative but less than the Buffer	• 0%
• Negative and greater than the Buffer	• The Index Change, offset by the Buffer

The following table summarizes how the Index Credit Rate is determined based on the Index Change and the Point to Point Participation with Buffer Strategy:

If the Index Change is:	Then the Index Credit Rate will Equal:
• Positive	• The Index Change multiplied by the Participation Rate
• Negative but less than the Buffer	• 0%
• Negative and greater than the Buffer	• The Index Change, offset by the Buffer

The Cap Rate, Participation Rate, Buffer and the Index Credit Rate are rates of return for the entire Segment Term (from the Segment Start Date to the Segment End Date), NOT annual rates of return, even if the Segment Term is longer than one year. Accordingly, the Index Change and the Rate Threshold are also not annual rates. See the table on page 2 for the currently available Index Segments and the corresponding Indexes, Segment Terms and Buffers.

Index Segment Value on Segment Start Date and Segment End Date

On each Segment Start Date, an Index Segment’s value is equal to the Premium and/or Accumulation Value allocated to the Index Segment, less any premium tax, if applicable.

On each Segment End Date, an Index Segment’s value equals:

•     The Index Segment’s value on the Segment Start Date; multiplied by

•     (1+ the applicable Index Credit Rate for the Index Segment); multiplied by

•     A Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term.

Index Segment Value During the Segment Term

An Index Segment’s value on any date between the Segment Start Date and the Segment End Date is the Interim Value. Calculation of the Interim Value varies depending on whether the Index Segment uses the Point to Point Cap with Buffer Index Strategy or the Point to Point Participation with Buffer Index Strategy. Calculation of the Interim Value may have either a positive or a negative result, meaning that you could gain or lose Accumulation Value in an Index Segment as a consequence of the Interim Value calculation.

The Interim Value calculation helps protect the Company from the market risks that are related to the Surrender or Withdrawal of value from the Index Segments prior to the Segment End Date. The part of the Interim Value calculation that includes the fair value of hypothetical fixed instruments protects us from the potential loss of earning interest on the amount surrendered or withdrawn for the remaining portion of the Segment Term. The part of the Interim Value calculation that includes the fair value of hypothetical derivatives reflects the market value of call and put options at the time of a Surrender or Withdrawal based on the remaining portion of the Segment Term and offsets any potential gain or loss at that time.

VAAA                                                                   36

The Interim Value of an Index Segment using the Point to Point Cap with Buffer Index Strategy is the lower of two values. The first is a derivatives-based estimate of the market value of the investment. The second is a value determined by applying a credit rate that until the end of the Segment Term is lower than the Cap Rate that would apply to any positive Index Change on the Segment End Date. Specifically, the credit rate to be applied is limited to only some portion of the Cap Rate calculated by prorating the Cap Rate based on the period remaining in the Segment Term.  Due to the prorating, the full effect of the Cap Rate is provided only if amounts invested in an Index Segment using the Point to Point Cap with Buffer Index Strategy are held to the Segment End Date.  More specifically, the Interim Value is equal to the lesser of (1) and (2), multiplied by a Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term, where:

(1)   Equals the sum of the following two components associated with the Index Segment:

(a)    Estimated fair value of hypothetical fixed instruments (“FVHFI”); plus

(b)   Estimated fair value of hypothetical derivatives supporting the Cap with Buffer Index Strategy (“FVHDC); and

(2)   Equals the Index Segment value on the Segment Start Date multiplied by 1 plus the Pro-rated Cap Rate, where the Pro-rated Cap Rate is calculated using the following formula:

Cap Rate	x	Number of Days Elapsed in Segment Term
Total Number of Days in Segment Term

The estimated fair value of the hypothetical fixed instruments and derivatives associated with and Index Segment is determined using risk-free swap rates and option prices widely used in derivative markets.

The FVHFI is the present value of the fixed interest investments underlying the Index Segment on the Segment Start Date discounted using a risk-fee swap rate. We use the following formula to determine the FVHFI:

•     FVHFI = Index Segment Value/(1 + swap rate)^(time to maturity)

The FVHDC is based on the value of hypothetical options supporting the Index Segment on the Segment Start Date, which are calculated using the Black-Scholes formula:

•     FVHDC = Index Segment Value x (the value of an At-the-Money Call option - the value of an Out-of-the-Money Call option - the value of an Out-of-the-Money Put option - provision for adverse deviation)

The strike prices of the options are as follows:

•     At-the-Money Call strike price = Index Value for the Segment Start Date

•     Out-of-the-Money Call strike price = Index Value for the Segment Start Date x (1 + Cap Rate)

•     Out-of-the-Money Put strike price = Index Value for the Segment Start Date x (1 - Buffer)

The provision for adverse deviation helps account for the difference between the purchase price and the sales price of the underlying options.

The Interim Value of an Index Segment using the Point to Point Participation with Buffer Index Strategy is the lower of two values. The first is a derivatives-based estimate of the market value of the investment. The second is a value determined by applying a credit rate that until the end of the Segment Term is lower than the Participation Rate portion of any positive Index Change on the Segment End Date. Specifically, the credit rate to be applied is limited to a portion of the positive Index Change (a credit of 0% will be applied for a negative Index Change) calculated by prorating the Participation Rate based on the period remaining in the Segment Term. Due to the prorating, the full effect of the Participation Rate is provided only if amounts invested in an Index Segment using the Point to Point Participation with Buffer Index Strategy are held to the Segment End Date. More specifically, the Interim Value is equal to the lesser of (1) and (2), multiplied by a Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term, where:

(1)   Equals the sum of the following two components associated with the Index Segment:

(a)    Estimated fair value of hypothetical fixed instruments (“FVHFI”); plus

(b)   Estimated fair value of hypothetical derivatives supporting the Participation with Buffer Index Strategy (“FVHDP”); and

VAAA                                                                   37

(2)   Equals the greater of (a) or (b), where:

(a)    Is the Index Segment value on the Segment Start Date; and

(b)   Is the Index Segment value on the Segment Start Date multiplied by 1; plus the Pro-rated Index Credit Rate, where the Pro-rated Index Credit Rate is calculated according to the following formula:

Index Change since the Segment Start Date	x	Participation Rate	x	(	Number of Days Elapsed in Segment Term	)
Total Number of Days in Segment Term

For example, the Index Value as of the Segment Start Date is 1,000 and the Index Value after half of the Segment Term has elapsed is 1,020, thus the Index Change since the Segment Start Date is 2%. The Participation Rate is 50% and half of the Segment Term has elapsed, thus the Pro-rated Index Credit Rate = 2% x 50% x 50% = 0.5%.

The FVHFI is the present value of the fixed interest investments underlying the Index Segment on the Segment Start Date discounted using a risk-fee swap rate. We use the following formula to determine the FVHFI:

•     FVHFI = Index Segment Value/(1 + swap rate)^(time to maturity)

The FVHDP is based on the value of hypothetical options supporting the Index Segment on the Segment Start Date, which are calculated using the Black-Scholes formula:

•     FVHDP = Index Segment Value x (the value of an At-the-Money Call option x the Participation Rate - the value of an Out-of-the-Money Put option - provision for adverse deviation)

The strike prices of the options are as follows:

•     At-the-Money Call strike price = Index Value for the Segment Start Date

•     Out-of-the-Money Put strike price = Index Value for the Segment Start Date x (1 - Buffer)

The provision for adverse deviation helps account for the difference between the purchase price and the sales price of the underlying options.

Withdrawal Adjustments

A Withdrawal from an Index Segment during a Segment Term results in a percentage reduction in the Index Segment’s value that is available to participate in the Index Credit Rate for the remainder of the Segment Term. Once the Interim Value is determined on the date of a Withdrawal, the Withdrawal reduces the amount available for further Withdrawal.

If a Withdrawal from an Index Segment occurs before the end of the Segment Term, for the remainder of the Segment Term, we calculate the Index Segment’s value using a Withdrawal Adjustment. The Withdrawal Adjustment is determined using the following formula:

Withdrawal Adjustment	=	1 –	(	Withdrawal Amount	)
Index Segment’s value before Withdrawal

The Withdrawal Adjustment is cumulative for each Withdrawal taken during a Segment Term. This means that if there are multiple Withdrawals during a Segment Term, the percentage reduction in the value of an Index Segment for each of the Withdrawals is multiplied together to determine the overall Withdrawal Adjustment. Any adjustment for a Withdrawal can have the effect of reducing amounts available for later Withdrawals by more than on a dollar for dollar basis. See APPENDIX ‒ ILLUSTRATIVE EXAMPLES #23 and #24 on pages 78 and 79 for demonstrations of this.

Withdrawals from an Index Segment or a Surrender of the Contract before the end of a Segment Term are subject to a Withdrawal Adjustment and an Interim Value adjustment, which could cause you to lose money on your investment.

VAAA                                                                   38

Illustrative Examples

Please see APPENDIX – ILLUSTRATIVE EXAMPLES for examples that illustrate how we calculate an Index Segment’s value at different points in time using various assumptions, including:

•     Both positive and negative Index performance under the Point to Point Cap with Buffer Index Strategy and the Point to Point Participation with Buffer Index Strategy;

•     Index Values both at and before a Segment End Date; and

•     Both positive and negative FVHFI and FVHDP associated with Withdrawals prior to a Segment End Date.

The Fixed Rate Strategy Value

The value of the Fixed Rate Strategy equals the sum of each Premium and/or Accumulation Value allocated to the Fixed Rate Strategy. Each allocation of value to the Fixed Rate Strategy will be calculated as follows:

(1)  On the date on which Premium and/or Accumulation Value is first allocated to the Fixed Rate Strategy, the Fixed Rate Strategy value equals the amount of Premium and/or Accumulation Value so allocated, less any premium tax, if applicable; and

(2)  On each day thereafter, the value of the Fixed Rate Strategy equals:

(a)   The value of the Fixed Rate Strategy on the prior day; plus

(b)  Any new allocations of Premium and/or Accumulation Value to the Fixed Rate Strategy; minus

(c)   Any transfers out of or Withdrawals from the Fixed Rate Strategy, including any applicable fees and charges; plus

(d) Interest credited daily.

See INVESTMENT OPTIONS – The Fixed Rate Strategy section on page 32 for more information about this investment option, including interest that we credit to amounts allocated to the Fixed Rate Strategy.

The Fixed Rate Strategy Minimum Guaranteed Value

Amounts allocated to the Fixed Rate Strategy have a minimum guaranteed strategy value. The Fixed Rate Strategy Minimum Guaranteed Value equals:

•     87.5% of the portion of the Premium allocated to the Fixed Rate Strategy, less premium taxes, if applicable; adjusted for

•     Reallocation of value to or from the Fixed Rate Strategy and any Withdrawals or Surrenders; plus

•     Interest credited daily at the applicable Fixed Rate Strategy Minimum Guaranteed Value Interest Rate.

The initial Fixed Rate Strategy Minimum Guaranteed Value Interest Rate is currently 1%. It is set on the Contract Date and will not change for the first six Contract Years. On each Contract Anniversary thereafter, the Fixed Rate Strategy Minimum Guaranteed Value Interest Rate will be set equal to the average of the five-year Constant Maturity Treasury Rate for each day that it is reported by the Federal Reserve during the month of October in the calendar year preceding the calendar year of the Contract Anniversary, less 1.25%. The Fixed Rate Strategy Minimum Guaranteed Value Interest Rate will be rounded to the nearest 0.05% and will not be greater than 3.00% or less than 1.00%.

The reallocation of value to or from the Fixed Rate Strategy will result in a pro-rata increase or decrease of the Fixed Rate Strategy Minimum Guaranteed Value in the same proportion as the value being reallocated bears to the total value of the Fixed Rate Strategy. A Withdrawal or Surrender from the Fixed Rate Strategy will result in a dollar for dollar reduction of the Fixed Rate Strategy Minimum Guaranteed Value equal to the amount withdrawn or surrendered.

VAAA                                                                   39

Value of the Subaccounts of Variable Annuity Account B

When Premium or Accumulation Value is allocated to a Subaccount, we will convert it to accumulation units. We will divide the amount of the Premium or Accumulation Value allocated to a particular Subaccount by the value of an accumulation unit for the Subaccount to determine the number of accumulation units of the Subaccount to be held in Variable Annuity Account B with respect to your Contract. Each Subaccount of Variable Annuity Account B has its own Accumulation Unit Value. This value may increase or decrease from day to day based on the investment performance of the applicable underlying Fund. Shares in an underlying Fund are valued at their net asset value. The net investment results of each Subaccount vary with its investment performance.

On the date Premium and/or Accumulation Value is first Allocated to a Subaccount, the value in the Subaccount equals the amount allocated to that Subaccount, less a charge for premium tax, if applicable. We calculate the value at the close of each Business Day thereafter as follows:

•     The value in each Subaccount at the close of the preceding Business Day; multiplied by

•     The Subaccount’s Net Return Factor, as described below, for the current Valuation Period; plus or minus

•     Any transfers to or from the Subaccount during the current Valuation Period; minus

•     Any Withdrawals or Surrender from the Subaccount during the current Valuation Period; minus

•     Applicable taxes, including any premium taxes, not previously deducted, allocated to the Subaccount.

A Subaccount’s Net Return Factor is a number that reflects certain charges under the Contract and the investment performance of the Subaccount. The Net Return Factor is calculated for each Subaccount as follows:

•     The net asset value of the Fund in which the Subaccount invests at the close of the current Business Day; plus

•     The amount of any dividend or capital gains distribution declared for and reinvested in such Fund during the current Valuation Period; divided by

•     The net asset value of the Fund at the close of the preceding Business Day; minus

•     A daily deduction for the Separate Account Fee for each day in the current Valuation Period.

Surrenders and Withdrawals

At any time prior to the Annuity Commencement Date, you may Surrender the Contract for its Cash Surrender Value or withdraw a portion of the Accumulation Value. A Surrender or Withdrawal before the Owner or Annuitant, as applicable, reaches age 59½ may be subject to a federal income tax penalty equal to 10% of such amount treated as income, for which you would be responsible. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transaction involving the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 48.

Except under certain qualified Contracts, you may take a Surrender or Withdrawal of the Contract at any time before the earlier of:

•     The date on which Annuity Payments begin; and

•     The death of the Owner (or, if the Owner is not a natural person, the death of the Annuitant).

Cash Surrender Value

You may take the Cash Surrender Value from the Contract. We do not guarantee a minimum Cash Surrender Value. The Cash Surrender Value will fluctuate daily based on the investment and/or performance results of the Subaccount(s), the Fixed Rate Strategy and Index Segments to which your Accumulation Value is allocated. At any time prior to the Annuity Commencement Date, the Cash Surrender Value equals the greater of (1) Contract’s Accumulation Value minus any transaction fees and charges that have been incurred but not deducted; and (2) the sum of the value of each Index Segment and each Subaccount, minus any transaction fees and charges that have been incurred but not deducted, and the Fixed Rate Strategy’s Minimum Guaranteed Value (as calculated below). The Cash Surrender Value may be more or less than the Premium payment you made.

VAAA                                                                   40

The Fixed Rate Strategy Minimum Guaranteed Value equals:

•     87.5% of the portion of the Premium transferred to the Fixed Rate Strategy, less Premium Taxes, if applicable; adjusted for

•     Any re-elections, transfers or Surrender or Withdrawals; plus

•     Interest credited daily at the applicable Minimum Guaranteed Surrender Value Interest Rate.

The initial Minimum Guaranteed Surrender Value Interest Rate is set on the Contract Date and will not change for the first six Contract Years. On the sixth Contract Anniversary and on each Contract Anniversary thereafter, the Minimum Guaranteed Surrender Value Interest Rate will be set equal to the average of the five-year Constant Maturity Treasury Rate for each day that it is reported by the Federal Reserve during the month of October in the calendar year preceding the calendar year of the Contract Anniversary, less 1.25%. The Minimum Guaranteed Surrender Value Interest will be rounded to the nearest 0.05% and will not be greater than 3.0% or less than 1.0%.

To Surrender the Contract, you must provide Notice to Us. If we receive your Notice to Us before the close of business on any Business Day, we will determine the Cash Surrender Value as of the close of business on such Business Day; otherwise, we will determine the Cash Surrender Value as of the close of the next Business Day. We may require that the Contract be returned to us before we pay you the Cash Surrender Value. If you have lost the Contract, we may require that you complete and return to Customer Service a lost contract form.

We will pay the Cash Surrender Value within seven days of receipt of Notice to Us of such Surrender, but we may delay payment in certain circumstances. See the OTHER IMPORTANT INFORMATION ‒ Suspension of Payments section on page 60.

You may receive the Cash Surrender Value in a single lump sum payment. Upon payment of the Cash Surrender Value, the Contract will terminate and cease to have any further value.

Surrendering your Contract may have adverse tax consequences. See the FEDERAL TAX CONSIDERATIONS section on page 48.

Withdrawals

You may withdraw a portion of the Accumulation Value from the Contract (which we refer to as a Withdrawal). You may specify the order of processing the Withdrawals, including whether you wish to take your Withdrawal from a particular Premium and/or from the Subaccount(s), Fixed Rate Strategy or particular Index Segments. Unless you specify otherwise, Withdrawals will be deducted in the following order:

•     First from the Subaccounts on a pro rata basis;

•     Next from the Fixed Rate Strategy based on the order that values are allocated on a first in first out basis;

•     Next from the Interim Segment based on the order that values are allocated on a first in first out basis; and

•     Finally from the Index Segments on a pro rata basis.

With respect to a particular Premium that is invested in more than one Index Segment and or Subaccount, unless you specify otherwise, Withdrawals will be taken first from the portion of the Accumulation Value allocated to the Subaccount, Interim Segment and then proportionately from the Index Segments. Withdrawals from Index Segments will reflect a positive or negative Index Credit Rate.

To make a Withdrawal, you must provide Notice to Us of such Withdrawal. If we receive your Notice to Us before the close of business on any Business Day, we will determine the amount of the Accumulation Value at the close of business on such Business Day; otherwise, we will determine the amount of the Accumulation Value as of the close of the next Business Day.

We currently offer both regular Withdrawals and Systematic Withdrawals.

VAAA                                                                   41

Regular Withdrawals

After your Right to Examine Period has expired (see the Free Look/Right to Cancel section on page 21), you may take one or more regular Withdrawals. Each such regular Withdrawal must be at least equal to the lesser of:

•     $1,000;

•     An amount equal to 10% of the Accumulation Value (after the first Contract Year) minus any Withdrawals already taken during the Contract Year (as determined on the date of such Withdrawals(s)); and

•     The required minimum distribution amount under the Code.

You are permitted to make regular Withdrawals regardless of whether you have previously elected, or continue to elect, to make Systematic Withdrawals. A Withdrawal will be deemed a Surrender and the Cash Surrender Value will be paid if, after giving effect to the requested Withdrawal, the Cash Surrender Value remaining would be less than $2,500.

Systematic Withdrawals

You may choose to receive automatic Systematic Withdrawal payments from the Accumulation Value, provided you are not making IRA Withdrawals (see Withdrawals from Individual Retirement Annuities below). You may take Systematic Withdrawals monthly, quarterly or annually. There is no additional charge for electing the Systematic Withdrawal option. Only one Systematic Withdrawal option may be elected at a time. You may begin a Systematic Withdrawal in a Contract Year in which a regular Withdrawal has been, or will be, made.

If you are eligible for Systematic Withdrawals, you must provide Notice to Us of the date on which you would like such Systematic Withdrawals to start. This date must be at no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the next succeeding calendar month. Subject to these restrictions on timing, if you have not indicated a start date, your Systematic Withdrawals will begin on the first Business Day following the Contract Date (or the monthly or quarterly anniversary thereof), and the Systematic Withdrawals will be made at the frequency you have selected. If the day on which a Systematic Withdrawal is scheduled is not a Business Day, the payment will be made on the next Business Day.

You may express the amount of your Systematic Withdrawal as either:

•     A fixed dollar amount; or

•     An amount that is a percentage of the Accumulation Value.

The amount of each Systematic Withdrawal must be a minimum of $100. If your Systematic Withdrawal is a fixed dollar amount of less than $100 on any Systematic Withdrawal date, we will automatically and immediately terminate your Systematic Withdrawal election. Fixed dollar Systematic Withdrawals that are intended to satisfy the requirements of Section 72(q) or 72(t) of the Code may exceed the maximum amount available for Surrender in a Contract Year.

Systematic Withdrawals of an amount based on a percentage of the Accumulation Value are subject to the applicable maximum percentage of Accumulation Value as shown below, which is used to calculate the amount of Surrender on the date of each Systematic Withdrawal:

Frequency of Systematic Withdrawals	Maximum Percentage of Accumulation Value
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

VAAA                                                                   42

If your Systematic Withdrawal of an amount that is a percentage of the Accumulation Value would be less than $100, we will automatically increase the amount to $100, provided it does not exceed the applicable maximum percentage of Accumulation Value. Otherwise, we will automatically and immediately terminate your Systematic Withdrawal election.

You may change the fixed dollar amount, or percentage of Accumulation Value, of your Systematic Withdrawal once each Contract Year, except in a Contract Year during which you have previously made a regular Withdrawal. You may cancel the Systematic Withdrawal option at any time by providing Notice to Us at least seven days before the date of the next scheduled Systematic Withdrawal. For Systematic Withdrawals based on a fixed dollar amount, we will not adjust the Systematic Withdrawal payments to account for any Additional Premium received from you. For Systematic Withdrawals based on a percentage of your Accumulation Value, however, we will automatically incorporate into the Systematic Withdrawal calculation any Additional Premium received from you.

Withdrawals from Individual Retirement Annuities

If you have an IRA Contract (other than a Roth IRA Contract) and will be at least age 70½ during the current calendar year, you may, pursuant to your IRA Contract, elect to have distributions made to you to satisfy requirements imposed by federal income tax law. Such IRA Withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans.

If you elect to make IRA Withdrawals, we will send Notice to You before such IRA Withdrawals commence, and you may elect to make IRA Withdrawals at that time or at a later date. Any IRA Withdrawals will be made at the frequency you have selected (which may be monthly, quarterly or annually) and will commence on the start date you have selected, which must be no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the succeeding month. Subject to these restrictions on timing, if you have not indicated a start date, your IRA Withdrawals will begin on the first Business Day following your Contract Date at the frequency you have selected.

At your discretion, you may request that we calculate the amount that you are required to Surrender from your IRA Contract each year based on the information you give us and the various options under the IRA Contract that you have chosen. This amount will be a minimum of $100 per IRA Withdrawal. Alternatively, we will accept written instructions from you setting forth your calculation of the required amount to be surrendered from your IRA Contract each year, also subject to the $100 minimum per IRA Withdrawal. If at any time the IRA Withdrawal amount is greater than the Accumulation Value, we will immediately terminate the IRA Contract and promptly send you an amount equal to the Cash Surrender Value.

You may not elect to make IRA Withdrawals if you have already elected to make Systematic Withdrawals. Additionally, since only one Systematic Withdrawal option may be elected at a time, if you have elected to make such Systematic Withdrawals, the distributions thereunder must be sufficient to satisfy the mandatory distribution rules imposed by federal income tax law; otherwise, we may alter such distributions to comply with federal income tax law. You are permitted to change the frequency of your IRA Withdrawals once per Contract Year, and you may cancel IRA Withdrawals altogether at any time by providing Notice to Us at least seven days before the next scheduled IRA Withdrawal date to ensure such scheduled IRA Withdrawal and successive IRA Withdrawals are not enforced.

Subaccount Transfers

You may transfer your Accumulation Value among the available Subaccounts, and we reserve the right to assess an Excess Transfer Fee for more than 12 transfers in a Contract Year. For purposes of assessing any Excess Transfer Fee, transfers from one Subaccount to more than one Subaccount as part of a single request or on the same day will be counted as a single transfer. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law.

VAAA                                                                   43

Death Benefit

Death Benefit Prior to the Annuity Commencement Date

The Contract provides for a Death Benefit equal to the Accumulation Value. The Death Benefit is calculated as of the date of:

•     Our receipt of satisfactory Proof of Death; and

•     Our receipt of all required claim forms.

Proof of Death is the documentation we deem necessary to establish death, including, but not limited to:

•     A certified copy of a death certificate;

•     A certified copy of a statement of death from the attending physician;

•     A finding of a court of competent jurisdiction as to the cause of death; or

•     Any other proof that we deem in our sole discretion to be satisfactory to us.

Until we receive satisfactory Proof of Death and all required claim forms, or a spousal Beneficiary’s election to continue the Contract, the Contract’s Accumulation Value will remain allocated to the Index Segments, Subaccounts and/or Fixed Rate Strategy to which the corresponding Accumulation Value was invested on the date of death and any allocations or will continue as if the death had not occurred.

Once we have received satisfactory Proof of Death and all required documentation necessary to process a claim, we will generally pay the Death Benefit within seven days of such date. Only one Death Benefit is payable under the Contract. The Death Benefit will be paid to the named Beneficiary, unless the Contract has Joint Owners (or if the Owner is not a natural person, the Annuitant), in which case any surviving Owner (or Annuitant, as applicable) will take the place of, and be deemed to be, the Beneficiary entitled to collect the Death Benefit. The Owner may restrict how the Beneficiary is to receive the Death Benefit (e.g., by requiring a lump-sum payment, installment payments or that any amount be applied to an Annuity Plan). See the DETAILED INFORMATION ABOUT THE CONTRACT ‒ Contract Ownership and Rights ‒ Beneficiary on page 19.

Any surviving spouse of a deceased Owner who is the sole primary Beneficiary (or, as the surviving Joint Owner, is designated as the Beneficiary) has the option, but is not required, to continue the Contract under the same terms existing prior to such Owner’s death. Such election would be in lieu of payment of the Death Benefit. Our receipt of Additional Premium will be deemed to be an election to continue the Contract. The surviving spouse’s right to continue the Contract is limited by our use of the term “spouse,” as it is defined under federal law. Also, the surviving spouse may not continue the Contract if he or she is age 95 or older on the date of the Owner’s death. If the surviving spouse elects to continue the Contract, the following will apply:

•     The surviving spouse will replace the deceased Owner as the Contract Owner (and if the deceased Owner was the Annuitant, the surviving spouse will replace the deceased Owner as the Annuitant);

•     The age of the surviving spouse will be used as the Owner’s age under the continued Contract;

•     All rights of the surviving spouse as the Beneficiary under the Contract in effect prior to such continuation election will cease;

•     All rights and privileges granted by the Contract or allowed by us will belong to the surviving spouse as the Owner of the continued Contract; and

•     Upon the death of the surviving spouse as the Owner of the Contract, the Death Benefit will be distributed to the Beneficiary or Beneficiaries described below, and the Contract will terminate.

Payment of the Death Benefit to a Spousal or Non-Spousal Beneficiary

Subject to any payment restriction imposed by the Owner, the Beneficiary may decide to receive the Death Benefit:

•     In one lump sum or installment payments; or

•     By applying the Death Benefit to an Annuity Plan.

VAAA                                                                   44

No Additional Premium may be made following the date of the Owner’s death, except by a spousal Beneficiary that elects to continue the Contract as described above. The Beneficiary may receive the Death Benefit in one lump sum payment or in installment payments, provided the Death Benefit are distributed to the Beneficiary within five years of the Owner’s death. During any deferral period after we receive Proof of Death and all required claim forms, the Contract will continue under the same terms, and the Death Benefit will be allocated among the Index Segments, Fixed Rate Strategy and/or Subaccounts as on the date of the Owner’s death. Such allocations will continue to operate as if the Owner’s death had not occurred, except that:

•     Transfers among the Contract’s investment options are not allowed;

•     Upon maturity of an Index Segment, the value of a maturing Index Segment will be allocated to the Interim Segment;

•     An Index Segment cannot have a Segment Term that extends beyond the end of any deferral period, and any amount allocated to an Index Segment at the end of any deferral period will be paid in a lump sum; and

•     The Dollar Cost Averaging program will discontinue and amounts associated with that program will be allocated to the Interim Segment.

The Beneficiary has until one year after the Owner’s death to decide to apply the Death Benefit to an Annuity Plan. If the Death Benefit is applied to an Annuity Plan, the Beneficiary will be deemed to be the Annuitant, and the Annuity Payments must:

•     Be distributed in substantially equal installments over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary; and

•     Begin no later than one year after the date of the Owner’s death.

If we do not receive a request to apply the Death Benefit to an Annuity Plan, we will make a single lump-sum payment to the Beneficiary. Unless you elect otherwise, the payment will generally be made into an interest bearing account, backed by the Company’s general account and will be subject to the Company’s financial strength and claims-paying ability. This interest bearing account is not FDIC insured and can be accessed by the Beneficiary through a draftbook feature. The Beneficiary may access Death Benefit at any time without penalty. For information on required distributions under U.S. federal income tax laws, see “Required Distributions upon Owner’s Death” below. At the time of Death Benefit election, the Beneficiary may elect to receive the Death Benefit directly by check rather than through the draftbook feature of the interest bearing account by notifying Customer Service.

The Beneficiary may elect to receive the Death Benefit in payments over a period of time based on his or her life expectancy. These payments are sometimes referred to as stretch payments. Stretch payments for each calendar year will vary in amount because they are based on the Accumulation Value and the Beneficiary’s remaining life expectancy. The first stretch payment must be made by the first anniversary of the Owner’s date of death. Each succeeding stretch payment is required to be made by December 31st of each calendar year. Stretch payments are subject to the same conditions and limitations as Systematic Withdrawals. See SURRENDERS AND WITHDRAWALS – Withdrawals ‒ Systematic Withdrawals on page 42. The rules for, and tax consequences of, stretch payments are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Stretch Annuity

If the Owner purchased the Contract with death benefit proceeds inherited from a contract issued to another individual (the “Other Annuity Owner”), then the following restrictions apply:

•     No Additional Premium will be accepted;

•     The Contract Owner may not be changed;

•     Annuity Payments may not be elected; and

•     The Accumulation Value must be distributed in its entirety within five years of the Other Annuity Owner’s death, or beginning within one year after the Other Annuity Owner’s death:

>   Over the life of the Contract Owner; or

>   Over a period not greater than the Owner’s life expectancy.

VAAA                                                                   45

Distributions of Accumulation Value under the stretch annuity described above are subject to the same conditions and limitations as Systematic Withdrawals. See SURRENDERS AND WITHDRAWALS – Withdrawals ‒ Systematic Withdrawals on page 42. The rules for, and tax consequences of, stretch annuities are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Death Benefit Once Annuity Payments Have Begun

There is no Death Benefit once the Owner decides to begin receiving Annuity Payments. In the event the Owner dies (or, in the event that the Owner is a non-natural person, the Annuitant dies) before all guaranteed Annuity Payments have been made pursuant to any applicable Annuity Plan, we will continue to make the Annuity Payments until all such guaranteed payments have been made. The Annuity Payments will be paid to the Beneficiary according to the Annuity Plan at least as frequently as before the death of the Owner or Annuitant, as applicable. See the ANNUITY PAYMENTS AND ANNUITY PLANS section on page 46.

Annuity Payments and Annuity Plans

Annuity Payments

Subject to state law, the Contract provides for Annuity Payments, so long as the Annuitant is then living, in one of the two following ways:

•     You can elect an Annuity Plan to begin on any date following the first Contract Anniversary; or

•     We will automatically begin making Annuity Payments under an Annuity Plan on the Contract Anniversary following the Annuitant’s 95th birthday, which we refer to as the latest Annuity Commencement Date.

Subject to state law, Annuity Payments cannot begin later than latest Annuity Commencement Date, unless:

•     We agree to a later date; or

•     The IRS publishes a final regulation or a revenue ruling concluding that an annuity contract with an Annuity Commencement Date that is later than the Contract Anniversary following the oldest Annuitant’s 95th birthday will be treated as an annuity for federal tax purposes.

Notice to Us is required at least 30 days in advance of the date you wish to begin receiving Annuity Payments after we issue the Contract. If the Accumulation Value is less than $2,500 on the Annuity Commencement Date, we will pay such amount in a single lump-sum payment. Each Annuity Payment must be at least $100. We will make the Annuity Payments in monthly installments (although you can direct us to make the Annuity Payments annually instead). We reserve the right in the Contract to make the Annuity Payments less frequently, as necessary, to make the Annuity Payment equal to at least $100. We may also change the $2,500 and $100 minimums based upon increases reflected in the Consumer Price Index for All Urban Consumers (CPI-U) since January 1, 2017.

There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan.

Calculation of Annuity Payments

If you elect to annuitize your Contract prior to the latest Annuity Commencement Date we will determine the Annuity Payments by multiplying the greater of (1) the Accumulation Value, minus any applicable premium tax, and (2) the sum of the Fixed Rate Strategy Minimum Guaranteed Value and the value of each Subaccount and each Index Segment, minus any applicable premium tax by the applicable payment factor and dividing that amount by 1,000.

VAAA                                                                   46

The applicable payment factor depends on:

•     The Annuity Plan;

•     The frequency of Annuity Payments;

•     The age of the Annuitant (and sex, where appropriate under applicable law); and

•     A net investment return of 1.0% is assumed (we may pay a higher return at our discretion).

To avoid certain tax penalties, you or your Beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an Annuity Plan, the Tax Code requires that your expected payments will not exceed certain durations. See the FEDERAL TAX CONSIDERATIONS section on page 48.

Annuity Plans

You may elect one of the following Annuity Plans:

•     Payments for a Period Certain ‒ Annuity Payments are made in equal installments for a fixed number of years. The number of years cannot be less than 10 nor more than 30, unless otherwise required by applicable law;

•     Payments for Life with a Period Certain ‒ Annuity Payments are made for a fixed number of years and as long thereafter as long as the Annuitant is living. The number of years cannot be less than 10 nor more than 30, unless otherwise required by applicable law; or

•     Life Only Payments ‒ Annuity Payments are made for as long as the Annuitant is living.

In addition, you may elect any other Annuity Plan we may be offering at the time Annuity Payments begin.

Annuity Plans provide for Annuity Payments of a fixed dollar amount only, using the Annuity 2012 Mortality Tables. The Annuity Plan may be changed at any time before the Annuity Commencement Date, upon 30 days prior Notice to Us. If you do not elect an Annuity Plan, Annuity Payments will be made automatically each month for a minimum of 120 months and as long thereafter as the Annuitant is living, based on the oldest Annuitant’s life, unless otherwise limited by applicable law.

Your election of an Annuity Plan is subject to the following additional terms and conditions:

•     Annuity Payments will be made to the Owner, unless you provide Notice to Us directing otherwise;

•     You must obtain our consent if the payee is not a natural person; and

•     Any change in the payee will take effect as of the date we receive Notice to Us.

Death of the Annuitant who is not an Owner

In the event the Annuitant dies on or after the Annuity Commencement Date, but before all Annuity Payments have been made pursuant to the Annuity Plan elected, we will continue the Annuity Payments until all guaranteed Annuity Payments have been made. The Annuity Payments will be paid at least as frequently as before the Annuitant’s death until the end of any guaranteed period certain. We may require satisfactory Proof of Death in regard to the Annuitant before continuing the Annuity Payments.

VAAA                                                                   47

FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:

•     Your tax position (or the tax position of the designated Beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;

•     Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;

•     This section addresses some, but not all, applicable federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•     We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and

•     No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of the U.S. federal tax rules affecting the Contract, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts:  Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (Nonqualified Contracts) or purchased on a tax-qualified basis (Qualified Contracts).

Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of Premium applied to a Nonqualified Contract. Rather, Nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive Annuity Payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified Contracts are designed for use by individuals and/or employers whose Premium is comprised solely of proceeds from retirement plans or programs entitled to special favorable income tax treatment under Sections 408 or 408A of the Tax Code. Employers or individuals intending to use the Contract with such plans or programs should seek tax and/or legal advice.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuity contracts in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a Nonqualified Contract until a distribution occurs or until Annuity Payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to assign or pledge any portion of the Contract’s Accumulation Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:

VAAA                                                                   48

•     Diversification. Tax Code Section 817(h) requires that in a Nonqualified Contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. Variable Annuity Account B, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by the Treasury Regulations Sec. 1.817-5, which affects how the Funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements and rulings because a Subaccount’s underlying Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such regulations and rulings, and we reserve the right to modify your Contract as necessary to do so;

•     Investor Control. Although earnings under Nonqualified Annuity Contracts generally are not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over such assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income. Future guidance regarding the extent to which Contract Owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts, such as the Contract described in this prospectus. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a pro rata share of the assets of Variable Annuity Account B;

•     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires any Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The Nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•     Non-Natural Owners of a Nonqualified Contract. If the Contract Owner is not a natural person (in other words, is not an individual), a Nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract’s Accumulation Value over the “investment in the Contract” (generally, the Premium or other consideration you paid for the Contract less any nontaxable Withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in the Annuitant is treated as the death of the Contract Owner; and

•     Delayed Annuity Starting Date. If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an Annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General. When a Withdrawal from a Nonqualified Contract occurs before the Annuity Commencement Date, the amount received will be treated as ordinary income subject to federal income tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Contract Owner’s investment in the Contract at that time. Investment in the Contract is generally equal to the amount of all Premium applied to the Contract, plus amounts previously included in your gross income as the result of certain loans, assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract Owner’s investment in the Contract (cost basis).

VAAA                                                                   49

10% Penalty. A distribution from a Nonqualified Contract may be subject to a penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

•     Made on or after the taxpayer reaches age 59½;

•     Made on or after the death of a Contract Owner (the Annuitant if the Contract Owner is a non-natural person);

•     Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;

•     Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary; or

•     The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% penalty does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, then any distributions other than Annuity Payments will be treated, for tax purposes, as coming:

•     First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchanged into the Contract;

•     Next, from any “income on the Contract” attributable to the investment made prior to August 14, 1982;

•     Then, from any remaining “income on the Contract”; and

•     Lastly, from any remaining “investment in the Contract.”

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the partial withdrawal or surrender of the original contract will be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each Annuity Payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an Annuity Payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent Annuity Payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized after December 31, 2010, are treated as separate contracts with their own Annuity Commencement Date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity provided that the Annuity Payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

VAAA                                                                   50

Death Benefits. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•     If distributed in a lump sum, they are taxed in the same manner as a Surrender of the Contract; or

•     If distributed under an Annuity Payment option, they are taxed in the same way as Annuity Payments.

Special rules may apply to amounts distributed after a Beneficiary has elected to maintain the Contract’s Accumulation Value and receive Annuity Payments.

Different distribution requirements apply if the Contract Owner’s death occurs:

•     After he or she begins receiving Annuity Payments under the Contract; or

•     Before he or she begins receiving such distributions.

If the Contract Owner’s death occurs after he or she begins receiving Annuity Payments, distributions must be made at least as rapidly as under the method in effect at the time of such Contract Owner’s death.

If the Contract Owner’s death occurs before he or she begins receiving Annuity Payments, such Contract Owner’s entire balance must be distributed within five years after the date of his or her death. For example, if the Contract Owner dies on September 1, 2018, his or her entire balance must be distributed by August 31, 2023. However, if distributions begin within one year of such Contract Owner’s death, then payments may be made over either of the following two timeframes:

•     Over the life of the designated Beneficiary; or

•     Over a period not extending beyond the life expectancy of the designated Beneficiary.

If the designated Beneficiary is your spouse, your Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies, the same rules apply on the death of the primary Annuitant as outlined above for the death of the Contract Owner.

Assignments and Other Transfers. A transfer, pledge or assignment of ownership of a Nonqualified Contract, the selection of certain annuity dates, or the designation of an Annuitant or payee other than an Owner may result in certain tax consequences to you that are generally not discussed herein. Notwithstanding the assignment, pledge or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution for federal income tax purposes. Anyone contemplating any such transfer, pledge, assignment or designation or exchange, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Immediate Annuities. Under Section 72 of the Tax Code, an immediate annuity means an annuity:

•     That is purchased with a single purchase payment;

•     With Annuity Payments starting within one year from the date of purchase; and

•     That provides a series of substantially equal periodic payments made annually or more frequently.

While this Contract is not designed as an immediate annuity, treatment as an immediate annuity would have significance with respect to exceptions from the 10% early Withdrawal penalty, to Contracts owned by non-natural persons, and for certain exchanges.

Multiple Contracts. Tax laws require that all Nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

VAAA                                                                   51

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number or if we are notified by the IRS that the taxpayer identification number we have on file is incorrect. The withholding rates applicable to the taxable portion of periodic Annuity Payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.

If you or your designated Beneficiary is a non-resident alien, then any withholding is governed by Tax Code Section 1441 based on the individual’s citizenship, the country of domicile and treaty status, and we may require additional documentation prior to processing any requested transaction.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The Contract may be purchased with the following retirement plans and programs to accumulate retirement savings:

•     Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA qualification requirements.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA only once in any 12 month period. Beginning in 2015, you will not be able to roll over any portion of an IRA distribution if you rolled over a distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP IRA, or a SIMPLE IRA to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. Beginning in 2015, you will not be able to roll over any portion of a Roth IRA distribution if you rolled over another IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

VAAA                                                                   52

A 10% additional tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Taxation

The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract, the specific terms and conditions of the Qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a Qualified Contract, or on Annuity Payments from a Qualified Contract, depends upon the type of Qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:

•     Contributions in excess of specified limits;

•     Distributions before age 59½ (subject to certain exceptions);

•     Distributions that do not conform to specified commencement and minimum distribution rules; and

•     Certain other specified circumstances.

Some Qualified Contracts may be subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract as a Qualified Contract. Contract Owners, participants, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.

Contract Owners, Annuitants and Beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain the favorable tax treatment and does not provide any tax benefits beyond deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the lifetime Annuity Payment options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and charges you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below You should consult with a tax and/or legal adviser in connection with contributions to a Qualified Contract.

Distributions - General

Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including Withdrawals, Annuity Payments, rollovers, exchanges and Death Benefit proceeds. We report the gross and taxable portion of all distributions to the IRS.

VAAA                                                                   53

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:

•     The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or

•     You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from an IRA or a Roth IRA unless certain exceptions, including one or more of the following, have occurred:

•     You have attained age 59½;

•     You have become disabled, as defined in the Tax Code;

•     You have died and the distribution is to your Beneficiary;

•     You have separated from service with the plan sponsor at or after age 55;

•     The distribution amount is rolled over into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;

•     You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life or the life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary;

•     The distribution is paid directly to the government in accordance with an IRS levy;

•     The Withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”); or

•     The distribution is a qualified reservist distribution as defined under the Tax Code.

In addition, the 10% additional tax does not apply to the amount of a distribution equal to unreimbursed medical expenses incurred by the Contract Owner during the taxable year that qualify for deduction as specified in the Tax Code. The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions - Roth IRA. A partial or full distribution of Premium applied to a Roth IRA account and earnings credited on that Premium will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth IRA is defined as a distribution that meets the following two requirements:

•     The distribution occurs after the five-year taxable period measured from the earlier of:

>   The first taxable year you made a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>   If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or

>   The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND

•     The distribution occurs after you attain age 59½, die with payment being made to your Beneficiary, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the Contract (basis) and earnings on the Contract.

Distributions - Eligibility

Lifetime Required Minimum Distributions (IRAs)

To avoid certain tax penalties, you and any designated Beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:

•     Start date for distributions;

•     The time period in which all amounts in your Contract(s) must be distributed; and

•     Distribution amounts.

VAAA                                                                   54

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70½ or retire, whichever occurs later.

Time Period. We must pay out distributions from the Contract over a period not extending beyond one of the following time periods:

•     Over your life or the joint lives of you and your designated Beneficiary; or

•     Over a period not greater than your life expectancy or the joint life expectancies of you and your designated Beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). The entire interest in the account includes the amount of any outstanding rollover, transfer, recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.

50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

Lifetime required minimum distributions are not applicable to Roth IRAs during your lifetime. Further information regarding required minimum distributions may be found in your Contract.

Required Distributions upon Death (IRAs and Roth IRAs)

Different distribution requirements apply after your death, depending upon if you have begun receiving required minimum distributions. Further information regarding required distributions upon death may be found in your Contract.

If your death occurs on or after the date you begin receiving minimum distributions under the Contract, distributions generally must be made at least as rapidly as under the method in effect at the time of your death. Tax Code Section 401(a)(9) provides specific rules for calculating the minimum required distributions after your death.

If your death occurs before the date you begin receiving minimum distributions under the Contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2018, your entire balance must be distributed to the designated Beneficiary by December 31, 2023. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made within one of the following timeframes:

•     Over the life of the designated Beneficiary; or

•     Over a period not extending beyond the life expectancy of the designated Beneficiary.

Start Dates for Spousal Beneficiaries. If the designated Beneficiary is your spouse, distributions must begin on or before the later of the following:

•     December 31 of the calendar year following the calendar year of your death; or

•     December 31 of the calendar year in which you would have attained age 70½.

No Designated Beneficiary. If there is no designated Beneficiary, the entire interest generally must be distributed by the end of the calendar year containing the fifth anniversary of the Contract Owner’s death.

Special Rule for IRA Spousal Beneficiaries (IRAs and Roth IRAs Only). In lieu of taking a distribution under these rules, if the sole designated Beneficiary is the Contract Owner’s surviving spouse, the spousal Beneficiary may elect to treat the Contract as his or her own IRA and defer taking a distribution until his or her own start date. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the Contract or fails to take a distribution within the required time period.

VAAA                                                                   55

Withholding

Any taxable distributions under the Contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

IRAs and Roth IRAs. Generally, you or, if applicable, a designated Beneficiary may elect not to have tax withheld from distributions.

Non Resident Aliens. If you or your designated Beneficiary is a non-resident alien, withholding will generally be 30% based on the individual’s citizenship, the country of domicile and treaty status. We may require additional documentation prior to processing any requested distribution.

Assignment and Other Transfers

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Account B is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to Variable Annuity Account B to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to Variable Annuity Account B will be first used to reduce any income taxes imposed on Variable Annuity Account B before being used by the Company.

VAAA                                                                   56

In summary, we do not expect that we will incur any federal income tax liability attributable to Variable Annuity Account B and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to Variable Annuity Account B. In this case we may impose a charge against Variable Annuity Account B (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from Variable Annuity Account B, including from your Accumulation Value.

Selling the Contract

General

Our affiliate, Directed Services LLC, serves as the principal underwriter and distributor of the Contract as well as for our other contracts. Directed Services LLC, a Delaware limited liability company, is registered as a broker/dealer with the SEC and is also a member of FINRA. Directed Services LLC’s principal office is located at One Orange Way, Windsor, Connecticut 06095-4774.

We sell the Contract through licensed insurance agents who are registered representatives of broker/dealers and registered investment advisors who are licensed and qualified under any applicable federal or state securities rules and regulations that have entered into selling agreements with Directed Services LLC. We refer to these broker/dealers and investment advisors as “distributors.” Voya Financial Advisors, Inc. is affiliated with the Company and has entered into a selling agreement with Directed Services LLC for the sale of our variable annuity contracts.

Compensation Agreements

Directed Services LLC does not compensate registered investment advisors for the promotion and sale of the Contract. Rather, the Owner pays an advisory fee, as well as other incentives or payments, directly to the registered investment advisor for advisory services provided to the Contract Owners.

Directed Services LLC may, however, pay selling firms compensation or reimbursement of expenses for their efforts in selling the Contract to you and other customers. These amounts may include:

•     Marketing/distribution allowances, which may be based on the percentages of Premium received and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the calendar year;

•     Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our expense;

•     Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on the sales of the Contract;

•     Certain overrides and other benefits that may include cash compensation based on the amount of Premium received, representative recruiting or other activities that promote the sale of the Contract; and

•     Additional cash or non-cash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars and payment for advertising and sales campaigns.

We may pay wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

VAAA                                                                   57

Directed Services LLC may also compensate distributors, and their sales management personnel, for contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of Premiums and/or a percentage of Accumulation Value. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker/dealers or “focus firms.”

This is a general discussion of the types and levels of compensation paid by us for sale of our registered annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor may provide a financial incentive to promote our products, such as the Contract, over those of another company, and may also provide a financial incentive to promote one of our contracts over another, such as the Contract.

Other Important Information

General Provisions

Your Contract

The Contract described in this prospectus, together with any applications and any riders or Endorsements, constitutes the entire agreement between you and us and should be retained. For further information about the Contract, contact Customer Service. A president or other officer of the Company and our secretary or assistant secretary must sign all changes or amendments to the Contract. No other person may change its terms or conditions.

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price when the order was executed and the price when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Age

We issue your Contract at the Owner(s) and Annuitant(s) ages (stated in your Contract schedule) based on the last birthday as of at the time of application. On the application date, the Owner(s) and Annuitant(s) can generally be no more than age 80.

We determine an Owner’s and Annuitant’s age at a given time by adding the number of completed Contract Years to the age stated in your Contract schedule.

Misstatement Made by Owner in Connection with Purchase of the Contract

We may require proof of the age and sex of the person upon whose life certain benefit payments are determined (i.e., the Death Benefit or Annuity Payments). If the Owner misstates the age or sex of a person in connection with the purchase of the Contract, we reserve the right in the Contract to adjust (either upward or downward) these payments based on the correct age or sex. If an upward adjustment to your benefit payment is required, we will include an amount in your next benefit payment representing the past underpayments by us, with interest credited at the rate of 1.5% annually (where permitted). If a downward adjustment to your benefit payment is required, we will make a deduction from future benefit payments until the past overpayments by us, plus interest at 1.5% annually (where permitted), has been repaid in full by you.

We reserve the right in the Contract (where permitted) to void the Contract and return the Cash Surrender Value in the event of any fraudulent material misrepresentation made by the Owner in connection with the purchase of the Contract.

VAAA                                                                   58

Insurable Interest

We require the Owner of the Contract to have an Insurable Interest in the Annuitant. Insurable Interest means the Owner has a lawful and substantial economic interest in the continued life of the Annuitant. An Insurable Interest does not exist if the Owner’s sole economic interest in the Annuitant arises as a result of the Annuitant’s death. A natural person is presumed to have an Insurable Interest in his or her own life. A natural person is also generally considered to have an Insurable Interest in his or her spouse and family members. State statutory and case law have established guidelines for circumstances in which an Insurable Interest is generally considered to exist:

•     Relationships between parent and child, brother and sister, and grandparent and grandchild; and

•     Certain business relationships and financial dependency situations (e.g., uncle has Insurable Interest in nephew who runs the uncle’s business and makes money for the uncle).

The above list is not comprehensive, but instead contains some common examples to help illustrate what it means for the Owner to have an Insurable Interest in the Annuitant. You should consult your agent/registered representative for advice on whether the Owner of the Contract would have an Insurable Interest in the Annuitant to be designated.

An Insurable Interest must exist at the time we issue the Contract. In purchasing the Contract, you will represent and acknowledge that you, as the Owner, have an Insurable Interest in the Annuitant. We require the agent/registered representative to confirm on the application that the Owner has an Insurable Interest in the Annuitant. We also require that any new Owner after issuance of the Contract to have an Insurable Interest in the Annuitant. We will seek to void the Contract if we discover it was applied for and issued (or ownership was transferred) based on misinformation, or information that was omitted, in order to evade state Insurable Interest and other laws enacted to prevent an Owner from using the Contract to profit from the death of a person in whom such Owner does not have an Insurable Interest.

Assignment

You may assign a Nonqualified Contract as collateral security for a loan or other obligation. This kind of assignment is not a change of ownership. But you should understand that your rights, and those of any Beneficiary, are subject to the terms of the assignment. To make, modify or release an assignment, you must provide Notice to Us. Your instructions will take effect as of the date we receive Notice to Us. We require written consent of any Irrevocable Beneficiary before your instructions will take effect. An assignment likely has federal income tax consequences. You should consult a tax adviser for tax advice. We are not responsible for the validity, tax consequences or other effects of any assignment you choose to make.

Contract Changes ‒ Applicable Tax Law

We have the right to make changes to the Contract so that it continues to qualify as an annuity under applicable federal or state law or as otherwise permitted in the Contract. Certain changes will require the approval of appropriate state or federal regulatory authorities. If we deem it necessary to make such changes for tax reasons, we will give you advance notice of how and when your Contract will likely change.

Non-Waiver

We may, in our discretion, elect not to exercise a right, privilege or option under the Contract. Such election will not constitute our waiver of the right to exercise such right, privilege or option at a later date, nor will it constitute a waiver of any provision of the Contract.

VAAA                                                                   59

Special Arrangements

We may reduce or waive any Contract charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents/registered representatives and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

State Regulation

We are regulated by the Insurance Department of the State of Connecticut. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Annual Report to Owners

We will confirm purchase, transfer and Withdrawal or Surrender transactions usually within five Business Days of processing any such transaction. You are responsible for reviewing the confirmation notices to verify that the transaction was made as requested.

At least once a year, we will send you, without charge, a report showing the current Accumulation Value and the Cash Surrender Value. This report will also show the amounts deducted from, or added to, the Accumulation Value since the last report. This report will include any other information that is required by law or regulation.

In addition, we will provide you with any other reports, notices or documents that we are required by applicable law to furnish to you. We will send this report to you at your last known address within 60 days after the report date. Upon your request, we will provide additional reports, but we reserve the right in the Contract to assess a reasonable charge for each such additional report.

Suspension of Payments

We reserve the right to suspend or postpone the date of any payment of benefits or determination of any value (including the Accumulation Value) under the Contract, beyond the seven permitted days, under any of the following circumstances:

•     On any Business Day when the NYSE is closed (except customary weekend and holiday closing) or when trading on the NYSE is restricted;

•     When an emergency exists as determined by the SEC so that disposal of the securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the Subaccount’s assets; or

•     During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or other regulatory proceeding.

We have the right to delay payment for up to six months, contingent upon written approval by the insurance supervisory official in the jurisdiction in which the Contract is issued.

VAAA                                                                   60

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents/registered representatives and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require Contract Owners and/or Beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, cashier's checks, bank drafts, bank checks and treasurer's checks, for example) or restrict the amount of certain forms of payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated by writing or calling Customer Service.

Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

VAAA                                                                   61

Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulation Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit Values cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Directed Services LLC’S ability to distribute the Contract or upon Variable Annuity Account B.

•     Litigation. Notwithstanding the foregoing, the Company and/or Directed Services LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•     Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Directed Services LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company or subject the Company to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s policies and procedures.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

Legal Matters

The Company’s organization and authority, and the Contract’s legality and validity, have been passed on by the Company’s legal department.

Experts

The financial statements of the Company on Form 10-K for the year ended December 31, 2016 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 200 Clarendon St., Boston, MA 02116.

VAAA                                                                   62

Further Information

This prospectus does not reflect all of the information contained in the registration statement, of which this prospectus is part. Portions of the registration statement have been omitted from this prospectus as allowed by the SEC. You may obtain the omitted information from the offices of the SEC, as described below. We are required by the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, to file periodic reports and other information with the SEC. You may inspect or copy information concerning the Company at the Public Reference Room of the SEC at:

Securities and Exchange Commission

100 F Street NE, Room 1580

Washington, DC 20549

You may also obtain copies of these materials at prescribed rates from the Public Reference Room of the above office. You may obtain information on the operation of the Public Reference Room by calling the SEC at either 1‑800-SEC-0330 or 1-202-942-8090.

Our filings are available to the public on the SEC’s website at www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.) When looking for more information about the Contract, you may find it useful to use the numbers assigned to the registration statement under the Securities Act of 1933. These numbers are 333-220690 and 333-220693.

Incorporation of Certain Documents by Reference

The SEC allows us to “incorporate by reference” information that we file with the SEC into this prospectus, which means that incorporated documents are considered part of this prospectus. We can disclose important information to you by referring you to those documents. This prospectus incorporates by reference the Annual Report on Form 10-K for the year ended December 31, 2016, and the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017, and September 30, 2017. Form 10-K contains additional information about the Company and includes certified financial statements as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016. We were not required to file any other reports pursuant to Sections 13(a) or 15(d) of the Exchange Act since December 31, 2016. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering shall be deemed to be incorporated by reference into the prospectus. The registration statement, of which this prospectus is a part, and our Exchange Act filings are available to the public on the SEC’s website at www.sec.gov, and we file these documents electronically according to EDGAR under CIK No. 0000837010.

You may request a free copy of any documents incorporated by reference in this prospectus (including any exhibits that are specifically incorporated by reference in them). Please direct your request to:

Voya Retirement Insurance and Annuity Company

Customer Service

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Inquiries

You may contact us directly by writing or calling Customer Service.

VAAA                                                                   63

Appendix

illustrative examples

The following examples illustrate how we calculate an Index Segment’s value at different points in time under various assumptions, and the following table summarizes the underlying assumptions that go into each example and identifies for each of the examples the page number for reference. The assumed Percentage Change in Index Value and the assumed Percentage Change in the Index Segment Value are shown at the end of each Illustrative Example.

			Valuation		Index Performance		Fair Value of Hypothetical Derivatives
Example #	Page #	Index Strategy	Segment End Date	Interim Value	Negative	Positive	Negative	Positive	With-drawals
1	65	Cap	X		X
2	65	Cap	X		X
3	66	Cap	X			X
4	66	Cap	X			X
5	67	Participation	X		X
6	67	Participation	X		X
7	68	Participation	X			X
8	68	Cap		X	X		X
9	69	Cap		X	X			X
10	69	Cap		X		X	X
11	70	Cap		X		X		X
12	71	Participation		X	X		X
13	71	Participation		X	X			X
14	72	Participation		X		X	X
15	73	Participation		X		X		X
16	73	Cap	X		X				X
17	74	Cap	X		X				X
18	75	Cap	X			X			X
19	75	Cap	X			X			X
20	76	Participation	X		X				X
21	77	Participation	X		X				X
22	77	Participation	X			X			X
23	78	Cap	X		X				X
24	79	Participation	X		X				X
25	80	Cap		X	X		X		X
26	81	Cap		X	X			X	X
27	81	Cap		X		X	X		X
28	82	Cap		X		X		X	X
29	83	Participation		X	X		X		X
30	84	Participation		X	X			X	X
31	84	Participation		X		X	X		X
32	85	Participation		X		X		X	X

VAAA                                                                   64

Index Segment’s Value on a Segment End Date (no Withdrawals)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value that uses the Point to Point Cap with Buffer Index Strategy, using the formula indicated above, on $100,000 allocated to an Index Segment. The full amount allocated remains invested in the Index Segment until the end of the Segment Term (i.e., no Withdrawals during a Segment Term).

Illustrative Example #1 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 (1 + 0%) = $100,000.

Thus, the Index Segment’s value remains $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #2 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is Negative, Step Two is to compare the Index Change to the Buffer. The Index Credit Rate is the Index Change (-12%) offset by the Buffer (10%). In this example, the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Thus, the Index Segment’s value is reduced to $98,000.

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -2%.

VAAA                                                                   65

Illustrative Example #3 – Positive Index Performance that is Greater Than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = 0.10, which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to compare the Index Change to the Cap Rate. The Index Credit Rate is the lesser of the Cap Rate (6%) or the Index Change (10%). In this example, since Index Change is greater than the Cap Rate, the Index Credit Rate is equal to the Cap Rate:  6%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 6%) = $106,000.

Thus, the Accumulation Value allocated to the Index Segment is increased to $106,000.

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  6%.

Illustrative Example #4 – Positive Index Performance that is Less than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,050;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,050 – 1,000)/1,000 = 0.05, which, when converted to the equivalent percentage is 5%.

Because the Index Change is Positive, Step Two is to compare the Index Change to the Cap Rate. The Index Credit Rate is the lesser of the Cap Rate (6%) or the Index Change (5%). In this example, since the Index Change is less than the Cap Rate, the Index Credit Rate is equal to the Index Change:  5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Thus, the Index Segment’s value is increased to $105,000.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  5%.

VAAA                                                                   66

Illustrative Examples

Index Segment’s Value on a Segment End Date (no Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value that uses the Point to Point Participation with Buffer Index Strategy, using the formula indicated above, on $100,000 allocated to an Index Segment. The full amount allocated remains invested in the Index Segment until the end of the Segment Term (i.e., no Withdrawals during a Segment Term).

Illustrative Example #5 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 (1 + 0%) = $100,000.

Thus, the Index Segment’s value remains $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #6 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is Negative, Step Two is to compare the Index Change to the Buffer. The Index Credit Rate is the Index Change (-12%) offset by the Buffer (10%). In this example, the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Thus, the Index Segment’s value is reduced to $98,000.

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -2%.

VAAA                                                                   67

Illustrative Example #7 – Positive Index Performance

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (1,100 ‒ 1,000)/1,000 = 0.10, which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to apply the Participation Rate to the Index Change. The Index Credit Rate is equal to the Index Change (10%) multiplied by the Participation Rate (50%), or 5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Thus, the Accumulation Value allocated to the Index Segment is increased to $105,000.

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with no Withdrawals)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium, after 6 months of a 1 year Segment Term. The full amount allocated remains invested in the Index Segment on the date of calculation (i.e., no Withdrawals during the first six months of the 1 year Segment Term).

Please note for Illustrative Examples #8 - #11, the assumptions result in an Interim Value calculated using the FVHFI and the FVHD because the sum will be lower than the Interim Value calculated using the pro-rated Cap Rate. This may not always be the case.

Illustrative Example #8 – Negative Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

VAAA                                                                   68

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -1.5%.

Illustrative Example #9 – Negative Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  -6%.

Percentages Change in the Index Segement Value:  0.5%.

Illustrative Example #10 – Positive Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

VAAA                                                                   69

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  2%.

Percentages Change in the Index Segment Value:  -1.5%.

Illustrative Example #11 – Positive Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  0.5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with no Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium, after 6 months of a 1 year Segment Term. The full amount allocated remains invested in the Index Segment on the date of calculation (i.e., no Withdrawals during the first six months of the 1 year Segment Term).

VAAA                                                                   70

Illustrative Example #12 – Negative Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 ‒ 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $100,000) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -1.5%.

Illustrative Example #13 – Negative Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VAAA                                                                   71

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -2.975%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 ‒ 2.975%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $100,000) = $100,000.

Thus, the Interim Value is $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #14 – Positive Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (1050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $101,239.73) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -1.5%.

VAAA                                                                   72

Illustrative Example #15 – Positive Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $101,239.73) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  0.5%.

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Cap with Buffer Index Strategy

Illustrative Examples:

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $105,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #16 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

VAAA                                                                   73

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 85.4% = $85,400).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -14.6%.

Illustrative Example #17 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is less than the Index Change (-12%), the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.5% or 0.056 = 94.4%

VAAA                                                                   74

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($98,000 x 85.4% = $83,692).

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -16.3%.

Illustrative Example #18 – Positive Index Performance that is Greater Than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = (0.10), which, when converted to the equivalent percentage is 10%.

Because the Index Change is positive, Step Two is to compare the Index Change to the Cap Rate. Because the Index Change is greater than the Cap Rate, the Index Credit Rate is equal to the Cap Rate of 6%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 6%) = $106,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($106,000 x 85.4% = $90,524).

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #19 – Positive Index Performance that is Less than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,050;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,050 – 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%.

Because the Index Change is positive, Step Two is to compare the Index Change to the Cap Rate. Because the Index Change is less than the Cap Rate, the Index Credit Rate is equal to the Index Change of 5%.

VAAA                                                                   75

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($105,000 x 85.4% = $89,670).

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -10.3%.

Illustrative Examples

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $105,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #20 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

VAAA                                                                   76

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 85.4% = $85,400).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -14.6%.

Illustrative Example #21 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is less than the Index Change (-12%), the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($98,000 x 85.4% = $83,692).

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -16.3%.

Illustrative Example #22 – Positive Index Performance

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

VAAA                                                                   77

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = (0.10), which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to apply the Participation Rate to the Index Change. The Index Credit Rate is equal to the Index Change (10%) multiplied by the Participation Rate (50%), or 5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($105,000 x 85.4% = $89,670).

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  -10.3%.

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Cap with Buffer Index Strategy

Illustrative Examples:

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $80,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #23 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

VAAA                                                                   78

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$80,000 = 12.5% meaning that the percentage reduction is 1 – 12.5% or 0.125 = 87.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (87.5% x 94.4% = 82.6%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 82.6% = $82,600).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -17.4%.

Illustrative Examples

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $80,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #24 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$80,000 = 12.5% meaning that the percentage reduction is 1 – 12.5% or 0.125 = 87.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

VAAA                                                                   79

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (87.5% x 94.4% = 82.6%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 82.6% = $82,600).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -17.4%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with One Withdrawal)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium when after 6 months of a 1 year Segment Term a $10,000 Withdrawal has been taken.

Illustrative Example #25 – Negative Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -11.5%.

VAAA                                                                   80

Illustrative Example #26 – Positive Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65= 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #27 – Negative Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VAAA                                                                   81

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65= 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #28 – Positive Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $$10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

VAAA                                                                   82

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  -11.5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with One Withdrawal)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium when after 6 months of a 1 year Segment Term a $10,000 Withdrawal has been taken.

Illustrative Example #29 – Negative Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 – 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $100,000) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -11.5%.

VAAA                                                                   83

Illustrative Example #30 – Negative Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 – 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $100,000) = $100,000.

Thus, the Interim Value is $100,000.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,000 = 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,000) after being multiplied by the Withdrawal Adjustment (90%) equals $90,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -10%.

Illustrative Example #31 – Positive Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

VAAA                                                                   84

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•        Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•        The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•        Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $101,239.73) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -11.5%.

Illustrative Example #32 – Positive Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VAAA                                                                   85

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and Pro-rated Participation Rate:

•     Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $101,239.73) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65 = 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -9.5%.

VAAA                                                                   86

Statement of Additional Information

The SAI contains more specific information about us, Variable Annuity Account B and the Contract, as well as the financial statements of Variable Annuity Account B and the Company. The following is a list of the contents of the SAI:

General Information and History	2
Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	2
Safekeeping of Assets	2
Offering and Purchase of Contracts	2
Accumulation Unit Value	3
Sales Material and Advertising	3
Experts	4
Financial Statements of Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	1
Financial Statements of Voya Retirement Insurance and Annuity Company	C-1

If you would like to receive a copy of the SAI, free of charge, please tear off, complete and return the form below to Customer Service at P.O. Box 9271, Des Moines, IA, 50306-9271.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR THE Voya ASCEND ADVISORY ANNUITY (333-220690).

Please Print or Type:

_________________________________________________

Name

_________________________________________________

Street Address

_________________________________________________

City, State, Zip

VAAA                                                                   87

VOYA ASCEND ANNUITY

VOYA ASCEND ADVISORY ANNUITY

Flexible Premium Deferred Combination Variable and Fixed Annuity Contracts
issued by

VARIABLE ANNUITY ACCOUNT B

of

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 21, 2017

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for the Voya Ascent Annuity, which is referred to herein. The prospectus sets forth information that a prospective investor should know before investing in this Contract.

A free prospectus is available upon request by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271, 1-888-854-5950. The Contract prospectus, the Statement of Additional Information and other information about Variable Annuity Account B may be obtained by accessing the Securities and Exchange Commission’s (“SEC”) website, www.sec.gov.

Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

\

General Information and History	2
Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	2
Safekeeping of Assets	2
Offering and Purchase of Contracts	2
Accumulation Unit Value	3
Sales Material and Advertising	3
Experts	4
Financial Statements of Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	1
Financial Statements of Voya Retirement Insurance and Annuity Company	C-1

GENERAL INFORMATION AND HISTORY

Voya Retirement Insurance and Annuity Company (the “Company,” we,” “us,” or “our”) issues the Contract described in this prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contract that are not related to Variable Annuity Account B are subject to the claims paying ability of the Company. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Although we serve as a subsidiary of Voya, Voya is not responsible for the obligations under the Contract. The obligations under the Contract are solely the responsibility of Voya Insurance and Annuity Company.

Other than the Separate Account Fee, described in the prospectus, all expenses incurred in the operations of the Variable Annuity Account B are borne by the Company. See “FEES AND CHARGES” in the prospectus.

From this point forward, the term “Contract” refers only to the Contract offered through the prospectus.

VARIABLE ANNUITY ACCOUNT B
OF VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Annuity Account B is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. Variable Annuity Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium under the Contract may be allocated to an available subaccount which will invest in shares of the corresponding underlying Fund. We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the Contract. Fund availability is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions, under all contracts or under all plans.

SAFEKEEPING OF ASSETS

The assets of Variable Annuity Account B are held by the Company. Variable Annuity Account B has no custodian. However, the funds in whose shares the assets of Variable Annuity Account B are invested each have custodians, as discussed in their respective prospectuses.

OFFERING AND PURCHASE OF CONTRACTS

Our affiliate, Directed Services LLC, serves as the principal underwriter and distributor of the Contract. Directed Services LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC and is also a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Directed Services LLC’s principal office is located at One Orange Way, Windsor, Connecticut, 06095-4774. Directed Services LLC offers the securities under the Contract on a continuous basis. A description of the manner in which the Contract is purchased may be found in the prospectus under the section entitled CONTRACT PURCHASE.

2

Compensation paid to the principal underwriter for the years ended December 31, 2016, 2015 and 2014 amounted to $205,433,294, $229,683,388 and $244,889,657, respectively. These amounts reflect compensation paid to Directed Services LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account B of Voya Retirement Insurance and Annuity Company. All commissions received by the distributor were passed through to the broker-dealers who sold the contracts.

ACCUMULATION UNIT VALUE

The calculation of the Accumulation Unit Value (“AUV”) is discussed in the prospectus and below. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below do not reflect the fees and charges for this Contract and are for illustration purposes only. For AUVs calculated for this Contract, please see the Condensed Financial Information in the prospectus.

ILLUSTRATION OF CALCULATION OF AUV

Example 1:

(1)   AUV, beginning of period                                                                   $10.00

(2)   Value of securities, beginning of period                                           $10.00

(3)   Change in value of securities                                                             $0.10

(4)   Gross investment return (3) divided by (2)                                      0.01

(5)   Less daily mortality and expense charge                                          0.00004280

(6)   Less asset based administrative charge                                            0.00000411

(7)   Net investment return (4) minus (5) minus (6)                                0.009953092

(8)   Net investment factor (1.000000) plus (7)                                       1.009953092

(9)   AUV, end of period (1) multiplied by (8)                                         $10.09953092

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)

Example 2:

(1)   Initial premium payment                                                                     $1,000

(2)   AUV on effective date of purchase (see Example 1)                     $10.00

(3)   Number of units purchased (1) divided by (2)                                100

(4)   AUV for the Business Day following purchase (see Example 1) $10.09953092

(5)   Contract Value in account for the Business Day following purchase (3) multiplied by (4)                                                                     $1,009.95

SALES MATERIAL AND ADVERTISING

We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation and the mechanics of variable annuity contracts. We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as, personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in Accumulation Unit Values for any of the subaccounts to established market indices such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

3

We may publish in advertisements and reports the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor’s Corporation and Moody’s Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar, Inc. and Lipper Analytical Services, Inc. which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize funds in terms of the asset classes they represent and use such categories in marketing material for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money Magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders or participants. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the contracts and the characteristics of and market for such financial instruments.

EXPERTS

The statements of assets and liabilities of Variable Annuity Account B as of December 31, 2016, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated financial statements of the Company as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, included in the Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 200 Clarendon St., Boston, MA 02116.

4

FINANCIAL STATEMENTS
Variable Annuity Account B of
Voya Retirement Insurance and Annuity Company
Year Ended December 31, 2016
with Report of Independent Registered Public Accounting Firm

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VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Financial Statements
Year Ended December 31, 2016

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants of
Voya Retirement Insurance and Annuity Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions disclosed in Note 1 as of December 31, 2016, of Variable Annuity Account B of Voya Retirement Insurance and Annuity Company (the “Account”), and the related statements of operations for the year or period then ended, and the statements of changes in net assets for the years or periods ended December 31, 2016 and 2015. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agents or fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the investment divisions disclosed in Note 1 constituting Variable Annuity Account B of Voya Retirement Insurance and Annuity Company at December 31, 2016, the results of their operations for the year or period then ended, and the changes in their net assets for the years or periods ended December 31, 2016 and 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Boston, Massachusetts
April 6, 2017

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Invesco V.I. American Franchise Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series I Shares	Growth Fund - Class 2	Growth-Income Fund - Class 2	International Fund - Class 2
Assets
Investments in mutual funds
at fair value	$886	$1,489	$100	$88	$54
Total assets	886	1,489	100	88	54
Net assets	$886	$1,489	$100	$88	$54

Net assets
Accumulation units	$842	$1,239	$100	$88	$54
Contracts in payout (annuitization)	44	250	—	—	—
Total net assets	$886	$1,489	$100	$88	$54

Total number of mutual fund shares	16,544	43,056	1,495	1,992	3,238

Cost of mutual fund shares	$804	$1,296	$99	$94	$60

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Calvert VP SRI Balanced Portfolio	Federated Fund for U.S. Government Securities II - Primary Shares	Federated Government Money Fund II - Service Shares	Federated High Income Bond Fund II - Primary Shares	Federated Kaufmann Fund II - Primary Shares
Assets
Investments in mutual funds
at fair value	$1,605	$188	$537	$1,822	$1,119
Total assets	1,605	188	537	1,822	1,119
Net assets	$1,605	$188	$537	$1,822	$1,119

Net assets
Accumulation units	$1,605	$188	$531	$1,789	$1,119
Contracts in payout (annuitization)	—	—	6	33	—
Total net assets	$1,605	$188	$537	$1,822	$1,119

Total number of mutual fund shares	781,591	17,410	536,663	266,428	67,036

Cost of mutual fund shares	$1,636	$190	$537	$1,773	$1,122

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Federated Managed Tail Risk Fund II - Primary Shares	Federated Managed Volatility Fund II	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$2,137	$1,816	$10,017	$10,441	$165
Total assets	2,137	1,816	10,017	10,441	165
Net assets	$2,137	$1,816	$10,017	$10,441	$165

Net assets
Accumulation units	$2,095	$1,794	$10,017	$10,441	$—
Contracts in payout (annuitization)	42	22	—	—	165
Total net assets	$2,137	$1,816	$10,017	$10,441	$165

Total number of mutual fund shares	444,345	190,718	455,934	176,041	30,630

Cost of mutual fund shares	$2,578	$1,777	$10,026	$8,768	$172

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2
Assets
Investments in mutual funds
at fair value	$2,353	$32,434	$18,448	$446	$2,745
Total assets	2,353	32,434	18,448	446	2,745
Net assets	$2,353	$32,434	$18,448	$446	$2,745

Net assets
Accumulation units	$2,353	$32,434	$18,448	$446	$2,745
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$2,353	$32,434	$18,448	$446	$2,745

Total number of mutual fund shares	132,124	977,509	81,109	35,308	141,782

Cost of mutual fund shares	$2,547	$27,974	$11,315	$437	$2,757

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Janus Aspen Series Balanced Portfolio - Institutional Shares	Lord Abbett Series Fund - Mid Cap Stock Portfolio - Class VC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA
Assets
Investments in mutual funds
at fair value	$9	$1,735	$115	$5	$302
Total assets	9	1,735	115	5	302
Net assets	$9	$1,735	$115	$5	$302

Net assets
Accumulation units	$9	$1,735	$—	$5	$—
Contracts in payout (annuitization)	—	—	115	—	302
Total net assets	$9	$1,735	$115	$5	$302

Total number of mutual fund shares	288	67,995	1,588	129	10,637

Cost of mutual fund shares	$8	$1,368	$119	$5	$245

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Oppenheimer Main Street Small Cap Fund®/VA	PIMCO Real Return Portfolio - Administrative Class	Pioneer Emerging Markets VCT Portfolio - Class I	Pioneer High Yield VCT Portfolio - Class I	Voya Balanced Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$996	$2,374	$479	$581	$54,205
Total assets	996	2,374	479	581	54,205
Net assets	$996	$2,374	$479	$581	$54,205

Net assets
Accumulation units	$996	$2,374	$479	$581	$34,373
Contracts in payout (annuitization)	—	—	—	—	19,832
Total net assets	$996	$2,374	$479	$581	$54,205

Total number of mutual fund shares	41,358	193,472	29,680	62,449	3,630,613

Cost of mutual fund shares	$1,000	$2,597	$584	$601	$43,039

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class I	Voya Global Perspectives® Portfolio - Class A	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$91,044	$385	$76	$3,679	$110,998
Total assets	91,044	385	76	3,679	110,998
Net assets	$91,044	$385	$76	$3,679	$110,998

Net assets
Accumulation units	$84,131	$385	$76	$3,679	$105,690
Contracts in payout (annuitization)	6,913	—	—	—	5,308
Total net assets	$91,044	$385	$76	$3,679	$110,998

Total number of mutual fund shares	7,191,472	37,485	7,319	367,579	6,401,244

Cost of mutual fund shares	$92,569	$389	$75	$3,777	$114,896

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Large Cap Value Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Multi-Manager Large Cap Core Portfolio - Institutional Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$7,923	$2,561	$7,064	$2,671	$4,078
Total assets	7,923	2,561	7,064	2,671	4,078
Net assets	$7,923	$2,561	$7,064	$2,671	$4,078

Net assets
Accumulation units	$7,923	$2,561	$5,172	$2,671	$4,078
Contracts in payout (annuitization)	—	—	1,892	—	—
Total net assets	$7,923	$2,561	$7,064	$2,671	$4,078

Total number of mutual fund shares	660,284	215,904	474,436	300,415	311,334

Cost of mutual fund shares	$7,774	$2,500	$6,433	$2,746	$3,412

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$3,289	$3,805	$77	$275	$1,983
Total assets	3,289	3,805	77	275	1,983
Net assets	$3,289	$3,805	$77	$275	$1,983

Net assets
Accumulation units	$3,289	$3,805	$77	$275	$1,983
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$3,289	$3,805	$77	$275	$1,983

Total number of mutual fund shares	268,894	335,271	5,614	28,787	209,844

Cost of mutual fund shares	$3,157	$3,966	$70	$290	$2,026

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	VY® Clarion Global Real Estate Portfolio - Institutional Class	VY® Clarion Global Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service Class	VY® FMR® Diversified Mid Cap Portfolio - Institutional Class	VY® FMR® Diversified Mid Cap Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$1,795	$714	$4,327	$10,535	$1,433
Total assets	1,795	714	4,327	10,535	1,433
Net assets	$1,795	$714	$4,327	$10,535	$1,433

Net assets
Accumulation units	$1,795	$714	$4,327	$8,756	$1,433
Contracts in payout (annuitization)	—	—	—	1,779	—
Total net assets	$1,795	$714	$4,327	$10,535	$1,433

Total number of mutual fund shares	153,144	61,213	118,281	677,072	93,100

Cost of mutual fund shares	$1,793	$724	$4,150	$10,627	$1,565

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	VY® Franklin Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$5,178	$1,125	$1,475	$6,373	$2,720
Total assets	5,178	1,125	1,475	6,373	2,720
Net assets	$5,178	$1,125	$1,475	$6,373	$2,720

Net assets
Accumulation units	$5,178	$1,125	$1,475	$6,373	$2,720
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$5,178	$1,125	$1,475	$6,373	$2,720

Total number of mutual fund shares	471,135	41,762	97,588	424,006	138,851

Cost of mutual fund shares	$5,097	$1,138	$1,791	$7,334	$2,676

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® T. Rowe Price International Stock Portfolio - Service Class	VY® Templeton Global Growth Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$1,130	$33,131	$5,532	$2,111	$371
Total assets	1,130	33,131	5,532	2,111	371
Net assets	$1,130	$33,131	$5,532	$2,111	$371

Net assets
Accumulation units	$1,130	$33,131	$5,532	$2,111	$371
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$1,130	$33,131	$5,532	$2,111	$371

Total number of mutual fund shares	58,390	1,299,256	398,820	165,338	37,461

Cost of mutual fund shares	$1,131	$34,746	$5,654	$1,966	$488

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Government Money Market Portfolio - Class I	Voya Government Money Market Portfolio - Class S	Voya Global Bond Portfolio - Initial Class	Voya Global Bond Portfolio - Service Class	Voya Solution 2025 Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$36,520	$42	$16,720	$23	$4,353
Total assets	36,520	42	16,720	23	4,353
Net assets	$36,520	$42	$16,720	$23	$4,353

Net assets
Accumulation units	$35,299	$42	$15,180	$—	$4,353
Contracts in payout (annuitization)	1,221	—	1,540	23	—
Total net assets	$36,520	$42	$16,720	$23	$4,353

Total number of mutual fund shares	36,519,989	41,850	1,604,579	2,256	402,313

Cost of mutual fund shares	$36,520	$42	$18,033	$25	$4,781

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Service Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$7,192	$5,515	$2,784	$161	$3,148
Total assets	7,192	5,515	2,784	161	3,148
Net assets	$7,192	$5,515	$2,784	$161	$3,148

Net assets
Accumulation units	$7,192	$5,515	$2,784	$161	$3,148
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$7,192	$5,515	$2,784	$161	$3,148

Total number of mutual fund shares	661,641	512,077	246,803	13,739	250,605

Cost of mutual fund shares	$8,059	$6,111	$2,768	$161	$3,062
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	VY® Baron Growth Portfolio - Service Class	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$3,799	$1,564	$573	$724	$67,371
Total assets	3,799	1,564	573	724	67,371
Net assets	$3,799	$1,564	$573	$724	$67,371

Net assets
Accumulation units	$3,799	$1,564	$573	$724	67,371
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$3,799	$1,564	$573	$724	$67,371

Total number of mutual fund shares	146,492	73,731	30,208	41,502	1,501,799

Cost of mutual fund shares	$4,204	$1,685	$513	$674	$63,664

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® Oppenheimer Global Portfolio - Initial Class	VY® Pioneer High Yield Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$3,693	$58,097	$13,417	$39,497	$31,534
Total assets	3,693	58,097	13,417	39,497	31,534
Net assets	$3,693	$58,097	$13,417	$39,497	$31,534

Net assets
Accumulation units	$3,693	$55,993	$11,778	$39,497	$26,959
Contracts in payout (annuitization)	—	2,104	1,639	—	4,575
Total net assets	$3,693	$58,097	$13,417	$39,497	$31,534

Total number of mutual fund shares	188,601	3,508,275	1,147,739	3,937,923	407,205

Cost of mutual fund shares	$3,573	$51,689	$13,687	$36,227	$29,588

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	VY® Templeton Foreign Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class A
Assets
Investments in mutual funds
at fair value	$10,552	$5,311	$7,200	$7,871	$1,520
Total assets	10,552	5,311	7,200	7,871	1,520
Net assets	$10,552	$5,311	$7,200	$7,871	$1,520

Net assets
Accumulation units	$9,876	$4,150	$6,211	$6,186	$—
Contracts in payout (annuitization)	676	1,161	989	1,685	1,520
Total net assets	$10,552	$5,311	$7,200	$7,871	$1,520

Total number of mutual fund shares	958,397	423,487	520,228	597,165	55,264

Cost of mutual fund shares	$10,362	$4,931	$5,575	$6,566	$1,390

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Growth and Income Portfolio - Class I	Voya Emerging Markets Index Portfolio - Class I	Voya Euro STOXX 50® Index Portfolio - Class I	Voya Global Equity Portfolio - Class I	Voya Global Equity Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$209,483	$71	$43	$2,225	$972
Total assets	209,483	71	43	2,225	972
Net assets	$209,483	$71	$43	$2,225	$972

Net assets
Accumulation units	$151,650	$71	$43	$2,225	$972
Contracts in payout (annuitization)	57,833	—	—	—	—
Total net assets	$209,483	$71	$43	$2,225	$972

Total number of mutual fund shares	7,516,434	7,435	4,500	241,557	105,684

Cost of mutual fund shares	$186,414	$72	$40	$2,279	$1,002

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya International Index Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$58,987	$7,291	$4,216	$11,111	$28
Total assets	58,987	7,291	4,216	11,111	28
Net assets	$58,987	$7,291	$4,216	$11,111	$28

Net assets
Accumulation units	$43,080	$7,291	$4,216	$9,568	$28
Contracts in payout (annuitization)	15,907	—	—	1,543	—
Total net assets	$58,987	$7,291	$4,216	$11,111	$28

Total number of mutual fund shares	2,438,483	333,393	156,670	1,261,126	3,173

Cost of mutual fund shares	$38,114	$6,706	$2,954	$12,156	$28

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$25,032	$16,274	$38,918	$1,136	$980
Total assets	25,032	16,274	38,918	1,136	980
Net assets	$25,032	$16,274	$38,918	$1,136	$980

Net assets
Accumulation units	$24,611	$13,458	$38,918	$1,136	$980
Contracts in payout (annuitization)	421	2,816	—	—	—
Total net assets	$25,032	$16,274	$38,918	$1,136	$980

Total number of mutual fund shares	918,951	934,767	1,852,378	54,478	34,481

Cost of mutual fund shares	$14,137	$11,743	$35,677	$1,023	$812

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$1,525	$1,287	$25,664	$1,262	$4,907
Total assets	1,525	1,287	25,664	1,262	4,907
Net assets	$1,525	$1,287	$25,664	$1,262	$4,907

Net assets
Accumulation units	$1,525	$1,287	$21,180	$1,262	$4,907
Contracts in payout (annuitization)	—	—	4,484	—	—
Total net assets	$1,525	$1,287	$25,664	$1,262	$4,907

Total number of mutual fund shares	101,382	86,287	1,160,222	119,892	397,678

Cost of mutual fund shares	$1,569	$1,276	$21,515	$1,292	$5,430

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger International	Wanger Select
Assets
Investments in mutual funds
at fair value	$3,181	$2,040	$2,532	$2,037	$2,113
Total assets	3,181	2,040	2,532	2,037	2,113
Net assets	$3,181	$2,040	$2,532	$2,037	$2,113

Net assets
Accumulation units	$3,181	$2,040	$2,532	$2,037	$2,113
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$3,181	$2,040	$2,532	$2,037	$2,113

Total number of mutual fund shares	271,429	79,516	104,562	86,148	110,650

Cost of mutual fund shares	$3,436	$2,035	$2,509	$2,509	$2,633

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2016
(Dollars in thousands)

Wanger USA
Assets
Investments in mutual funds
at fair value	$1,054
Total assets	1,054
Net assets	$1,054

Net assets
Accumulation units	$1,054
Contracts in payout (annuitization)	—
Total net assets	$1,054

Total number of mutual fund shares	39,721

Cost of mutual fund shares	$1,282

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Invesco V.I. American Franchise Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series I Shares	Growth Fund - Class 2	Growth-Income Fund - Class 2	International Fund - Class 2
Net investment income (loss)
Investment income:
Dividends	$—	$11	$1	$1	$1
Expenses:
Mortality and expense risks and other charges	6	14	1	—	—
Total expenses	6	14	1	—	—
Net investment income (loss)	(6)	(3)	—	1	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	47	46	(56)	(7)	(1)
Capital gains distributions	82	99	8	9	4
Total realized gain (loss) on investments
and capital gains distributions	129	145	(48)	2	3
Net unrealized appreciation
(depreciation) of investments	(108)	(14)	19	7	(3)
Net realized and unrealized gain (loss)
on investments	21	131	(29)	9	—
Net increase (decrease) in net assets
resulting from operations	$15	$128	$(29)	$10	$1

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Calvert VP SRI Balanced Portfolio	Federated Fund for U.S. Government Securities II - Primary Shares	Federated Government Money Fund II - Service Shares	Federated High Income Bond Fund II - Primary Shares	Federated Kaufmann Fund II - Primary Shares
Net investment income (loss)
Investment income:
Dividends	$29	$14	$—	$187	$—
Expenses:
Mortality and expense risks and other charges	12	4	9	30	16
Total expenses	12	4	9	30	16
Net investment income (loss)	17	10	(9)	157	(16)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	12	(16)	—	153	45
Capital gains distributions	44	—	—	—	85
Total realized gain (loss) on investments
and capital gains distributions	56	(16)	—	153	130
Net unrealized appreciation
(depreciation) of investments	8	14	—	(26)	(96)
Net realized and unrealized gain (loss)
on investments	64	(2)	—	127	34
Net increase (decrease) in net assets
resulting from operations	$81	$8	$(9)	$284	$18

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Federated Managed Tail Risk Fund II - Primary Shares	Federated Managed Volatility Fund II	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$43	$93	$220	$4	$8
Expenses:
Mortality and expense risks and other charges	33	26	104	102	2
Total expenses	33	26	104	102	2
Net investment income (loss)	10	67	116	(98)	6

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(132)	33	(404)	1,359	—
Capital gains distributions	—	—	732	1,153	—
Total realized gain (loss) on investments
and capital gains distributions	(132)	33	328	2,512	—
Net unrealized appreciation
(depreciation) of investments	(24)	6	1,180	(2,495)	14
Net realized and unrealized gain (loss)
on investments	(156)	39	1,508	17	14
Net increase (decrease) in net assets
resulting from operations	$(146)	$106	$1,624	$(81)	$20

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2
Net investment income (loss)
Investment income:
Dividends	$35	$255	$259	$11	$20
Expenses:
Mortality and expense risks and other charges	26	287	257	7	21
Total expenses	26	287	257	7	21
Net investment income (loss)	9	(32)	2	4	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	84	3,454	1,103	2	49
Capital gains distributions	4	2,957	20	—	373
Total realized gain (loss) on investments
and capital gains distributions	88	6,411	1,123	2	422
Net unrealized appreciation
(depreciation) of investments	(269)	(4,166)	683	11	220
Net realized and unrealized gain (loss)
on investments	(181)	2,245	1,806	13	642
Net increase (decrease) in net assets
resulting from operations	$(172)	$2,213	$1,808	$17	$641

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Janus Aspen Series Balanced Portfolio - Institutional Shares	Lord Abbett Series Fund - Mid Cap Stock Portfolio - Class VC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA
Net investment income (loss)
Investment income:
Dividends	$—	$8	$—	$—	$3
Expenses:
Mortality and expense risks and other charges	—	17	1	—	3
Total expenses	—	17	1	—	3
Net investment income (loss)	—	(9)	(1)	—	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	215	(2)	—	8
Capital gains distributions	—	94	8	—	36
Total realized gain (loss) on investments
and capital gains distributions	—	309	6	—	44
Net unrealized appreciation
(depreciation) of investments	—	(67)	(8)	—	(14)
Net realized and unrealized gain (loss)
on investments	—	242	(2)	—	30
Net increase (decrease) in net assets
resulting from operations	$—	$233	$(3)	$—	$30

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Oppenheimer Main Street Small Cap Fund®/VA	PIMCO Real Return Portfolio - Administrative Class	Pioneer Emerging Markets VCT Portfolio - Class I	Pioneer High Yield VCT Portfolio - Class I	Voya Balanced Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$5	$56	$3	$30	$1,006
Expenses:
Mortality and expense risks and other charges	8	22	4	6	676
Total expenses	8	22	4	6	676
Net investment income (loss)	(3)	34	(1)	24	330

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(101)	(103)	(109)	(38)	848
Capital gains distributions	37	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	(64)	(103)	(109)	(38)	848
Net unrealized appreciation
(depreciation) of investments	214	171	139	90	2,318
Net realized and unrealized gain (loss)
on investments	150	68	30	52	3,166
Net increase (decrease) in net assets
resulting from operations	$147	$102	$29	$76	$3,496

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class I	Voya Global Perspectives® Portfolio - Class A	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$2,199	$9	$2	$228	$652
Expenses:
Mortality and expense risks and other charges	1,142	4	—	38	1,445
Total expenses	1,142	4	—	38	1,445
Net investment income (loss)	1,057	5	2	190	(793)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	208	(1)	(3)	(107)	944
Capital gains distributions	766	—	—	—	15,030
Total realized gain (loss) on investments
and capital gains distributions	974	(1)	(3)	(107)	15,974
Net unrealized appreciation
(depreciation) of investments	1,096	6	5	335	(12,420)
Net realized and unrealized gain (loss)
on investments	2,070	5	2	228	3,554
Net increase (decrease) in net assets
resulting from operations	$3,127	$10	$4	$418	$2,761

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Large Cap Value Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Multi-Manager Large Cap Core Portfolio - Institutional Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Net investment income (loss)
Investment income:
Dividends	$184	$54	$157	$38	$89
Expenses:
Mortality and expense risks and other charges	64	29	88	30	50
Total expenses	64	29	88	30	50
Net investment income (loss)	120	25	69	8	39

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	215	7	422	(28)	88
Capital gains distributions	228	74	270	57	206
Total realized gain (loss) on investments
and capital gains distributions	443	81	692	29	294
Net unrealized appreciation
(depreciation) of investments	350	161	(258)	47	(96)
Net realized and unrealized gain (loss)
on investments	793	242	434	76	198
Net increase (decrease) in net assets
resulting from operations	$913	$267	$503	$84	$237

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$70	$79	$1	$—	$—
Expenses:
Mortality and expense risks and other charges	41	46	1	2	24
Total expenses	41	46	1	2	24
Net investment income (loss)	29	33	—	(2)	(24)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	102	86	4	(16)	(56)
Capital gains distributions	269	196	4	—	—
Total realized gain (loss) on investments
and capital gains distributions	371	282	8	(16)	(56)
Net unrealized appreciation
(depreciation) of investments	(224)	(133)	(1)	26	118
Net realized and unrealized gain (loss)
on investments	147	149	7	10	62
Net increase (decrease) in net assets
resulting from operations	$176	$182	$7	$8	$38

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	VY® Clarion Global Real Estate Portfolio - Institutional Class	VY® Clarion Global Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service Class	VY® FMR® Diversified Mid Cap Portfolio - Institutional Class	VY® FMR® Diversified Mid Cap Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$25	$9	$63	$83	$8
Expenses:
Mortality and expense risks and other charges	13	9	24	129	10
Total expenses	13	9	24	129	10
Net investment income (loss)	12	—	39	(46)	(2)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	16	33	217	650	(5)
Capital gains distributions	—	—	—	865	123
Total realized gain (loss) on investments
and capital gains distributions	16	33	217	1,515	118
Net unrealized appreciation
(depreciation) of investments	(16)	(40)	(178)	(425)	40
Net realized and unrealized gain (loss)
on investments	—	(7)	39	1,090	158
Net increase (decrease) in net assets
resulting from operations	$12	$(7)	$78	$1,044	$156

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	VY® Franklin Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$332	$20	$24	$72	$19
Expenses:
Mortality and expense risks and other charges	62	8	22	49	32
Total expenses	62	8	22	49	32
Net investment income (loss)	270	12	2	23	(13)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	61	(35)	(124)	(548)	141
Capital gains distributions	—	96	—	—	211
Total realized gain (loss) on investments
and capital gains distributions	61	61	(124)	(548)	352
Net unrealized appreciation
(depreciation) of investments	338	85	306	1,235	132
Net realized and unrealized gain (loss)
on investments	399	146	182	687	484
Net increase (decrease) in net assets
resulting from operations	$669	$158	$184	$710	$471
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® T. Rowe Price International Stock Portfolio - Service Class	VY® Templeton Global Growth Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$5	$431	$116	$31	$13
Expenses:
Mortality and expense risks and other charges	6	269	49	23	4
Total expenses	6	269	49	23	4
Net investment income (loss)	(1)	162	67	8	9

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(28)	497	149	99	(9)
Capital gains distributions	84	2,645	504	—	105
Total realized gain (loss) on investments
and capital gains distributions	56	3,142	653	99	96
Net unrealized appreciation
(depreciation) of investments	131	(1,212)	87	(87)	(72)
Net realized and unrealized gain (loss)
on investments	187	1,930	740	12	24
Net increase (decrease) in net assets
resulting from operations	$186	$2,092	$807	$20	$33

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Government Money Market Portfolio - Class I	Voya Government Money Market Portfolio - Class S	Voya Global Bond Portfolio - Initial Class	Voya Global Bond Portfolio - Service Class	Voya Solution 2025 Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$32	$—	$304	$—	$82
Expenses:
Mortality and expense risks and other charges	474	2	216	—	34
Total expenses	474	2	216	—	34
Net investment income (loss)	(442)	(2)	88	—	48

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	—	(249)	(6)	(18)
Capital gains distributions	35	—	—	—	310
Total realized gain (loss) on investments
and capital gains distributions	35	—	(249)	(6)	292
Net unrealized appreciation
(depreciation) of investments	—	—	1,052	8	(136)
Net realized and unrealized gain (loss)
on investments	35	—	803	2	156
Net increase (decrease) in net assets
resulting from operations	$(407)	$(2)	$891	$2	$204

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Service Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$140	$80	$34	$2	$36
Expenses:
Mortality and expense risks and other charges	56	29	27	2	15
Total expenses	56	29	27	2	15
Net investment income (loss)	84	51	7	—	21

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(22)	(35)	(10)	(1)	(163)
Capital gains distributions	569	434	34	3	230
Total realized gain (loss) on investments
and capital gains distributions	547	399	24	2	67
Net unrealized appreciation
(depreciation) of investments	(263)	(154)	77	7	408
Net realized and unrealized gain (loss)
on investments	284	245	101	9	475
Net increase (decrease) in net assets
resulting from operations	$368	$296	$108	$9	$496

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	VY® Baron Growth Portfolio - Service Class	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$—	$65	$1	$18	$1,312
Expenses:
Mortality and expense risks and other charges	41	20	5	8	777
Total expenses	41	20	5	8	777
Net investment income (loss)	(41)	45	(4)	10	535

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	86	163	73	117	2,234
Capital gains distributions	460	170	20	—	2,758
Total realized gain (loss) on investments
and capital gains distributions	546	333	93	117	4,992
Net unrealized appreciation
(depreciation) of investments	(336)	(267)	—	(10)	2,897
Net realized and unrealized gain (loss)
on investments	210	66	93	107	7,889
Net increase (decrease) in net assets
resulting from operations	$169	$111	$89	$117	$8,424

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® Oppenheimer Global Portfolio - Initial Class	VY® Pioneer High Yield Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$24	$736	$678	$123	$—
Expenses:
Mortality and expense risks and other charges	26	708	156	462	402
Total expenses	26	708	156	462	402
Net investment income (loss)	(2)	28	522	(339)	(402)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	170	248	67	986	3,620
Capital gains distributions	308	4,125	—	4,751	3,860
Total realized gain (loss) on investments
and capital gains distributions	478	4,373	67	5,737	7,480
Net unrealized appreciation
(depreciation) of investments	(25)	(5,419)	1,005	(3,143)	(7,277)
Net realized and unrealized gain (loss)
on investments	453	(1,046)	1,072	2,594	203
Net increase (decrease) in net assets
resulting from operations	$451	$(1,018)	$1,594	$2,255	$(199)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	VY® Templeton Foreign Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class A
Net investment income (loss)
Investment income:
Dividends	$378	$170	$217	$209	$23
Expenses:
Mortality and expense risks and other charges	125	72	80	96	19
Total expenses	125	72	80	96	19
Net investment income (loss)	253	98	137	113	4

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	245	285	918	331	34
Capital gains distributions	—	—	—	—	122
Total realized gain (loss) on investments
and capital gains distributions	245	285	918	331	156
Net unrealized appreciation
(depreciation) of investments	(461)	(154)	(689)	(40)	(47)
Net realized and unrealized gain (loss)
on investments	(216)	131	229	291	109
Net increase (decrease) in net assets
resulting from operations	$37	$229	$366	$404	$113

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Growth and Income Portfolio - Class I	Voya Emerging Markets Index Portfolio - Class I	Voya Euro STOXX 50® Index Portfolio - Class I	Voya Global Equity Portfolio - Class I	Voya Global Equity Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$4,118	$1	$—	$69	$27
Expenses:
Mortality and expense risks and other charges	2,361	—	—	21	12
Total expenses	2,361	—	—	21	12
Net investment income (loss)	1,757	1	—	48	15

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	4,907	(2)	—	(56)	(13)
Capital gains distributions	16,670	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	21,577	(2)	—	(56)	(13)
Net unrealized appreciation
(depreciation) of investments	(6,437)	6	3	116	41
Net realized and unrealized gain (loss)
on investments	15,140	4	3	60	28
Net increase (decrease) in net assets
resulting from operations	$16,897	$5	$3	$108	$43

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya International Index Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$1,009	$67	$31	$362	$—
Expenses:
Mortality and expense risks and other charges	686	53	32	135	—
Total expenses	686	53	32	135	—
Net investment income (loss)	323	14	(1)	227	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	4,309	626	422	106	—
Capital gains distributions	—	623	101	—	—
Total realized gain (loss) on investments
and capital gains distributions	4,309	1,249	523	106	—
Net unrealized appreciation
(depreciation) of investments	432	(194)	336	(390)	—
Net realized and unrealized gain (loss)
on investments	4,741	1,055	859	(284)	—
Net increase (decrease) in net assets
resulting from operations	$5,064	$1,069	$858	$(57)	$—

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$325	$304	$618	$18	$7
Expenses:
Mortality and expense risks and other charges	315	193	477	16	8
Total expenses	315	193	477	16	8
Net investment income (loss)	10	111	141	2	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	3,233	1,425	1,077	114	77
Capital gains distributions	—	—	574	19	—
Total realized gain (loss) on investments
and capital gains distributions	3,233	1,425	1,651	133	77
Net unrealized appreciation
(depreciation) of investments	(1,992)	(105)	3,257	12	(21)
Net realized and unrealized gain (loss)
on investments	1,241	1,320	4,908	145	56
Net increase (decrease) in net assets
resulting from operations	$1,251	$1,431	$5,049	$147	$55

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$20	$18	$104	$32	$—
Expenses:
Mortality and expense risks and other charges	11	9	267	12	45
Total expenses	11	9	267	12	45
Net investment income (loss)	9	9	(163)	20	(45)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(46)	(50)	695	1	(165)
Capital gains distributions	178	151	2,111	2	559
Total realized gain (loss) on investments
and capital gains distributions	132	101	2,806	3	394
Net unrealized appreciation
(depreciation) of investments	40	88	2,244	(10)	(23)
Net realized and unrealized gain (loss)
on investments	172	189	5,050	(7)	371
Net increase (decrease) in net assets
resulting from operations	$181	$198	$4,887	$13	$326

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger International	Wanger Select
Net investment income (loss)
Investment income:
Dividends	$—	$—	$—	$24	$3
Expenses:
Mortality and expense risks and other charges	36	10	27	15	12
Total expenses	36	10	27	15	12
Net investment income (loss)	(36)	(10)	(27)	9	(9)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(25)	(93)	16	(134)	(130)
Capital gains distributions	344	143	198	167	569
Total realized gain (loss) on investments
and capital gains distributions	319	50	214	33	439
Net unrealized appreciation
(depreciation) of investments	(123)	171	62	(89)	(201)
Net realized and unrealized gain (loss)
on investments	196	221	276	(56)	238
Net increase (decrease) in net assets
resulting from operations	$160	$211	$249	$(47)	$229

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands)

Wanger USA
Net investment income (loss)
Investment income:
Dividends	$—
Expenses:
Mortality and expense risks and other charges	7
Total expenses	7
Net investment income (loss)	(7)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(66)
Capital gains distributions	247
Total realized gain (loss) on investments
and capital gains distributions	181
Net unrealized appreciation
(depreciation) of investments	(65)
Net realized and unrealized gain (loss)
on investments	116
Net increase (decrease) in net assets
resulting from operations	$109

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Invesco V.I. American Franchise Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series I Shares	Growth Fund - Class 2	Growth-Income Fund - Class 2
Net assets at January 1, 2015	$906	$1,700	$90	$128

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	3	1	2
Total realized gain (loss) on investments
and capital gains distributions	67	284	25	19
Net unrealized appreciation (depreciation)
of investments	(24)	(390)	(19)	(19)
Net increase (decrease) in net assets resulting from
operations	36	(103)	7	2
Changes from principal transactions:
Total unit transactions	(14)	(227)	37	(12)
Increase (decrease) in net assets derived from
principal transactions	(14)	(227)	37	(12)
Total increase (decrease) in net assets	22	(330)	44	(10)
Net assets at December 31, 2015	928	1,370	134	118

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	(3)	—	1
Total realized gain (loss) on investments
and capital gains distributions	129	145	(48)	2
Net unrealized appreciation (depreciation)
of investments	(108)	(14)	19	7
Net increase (decrease) in net assets resulting from
operations	15	128	(29)	10
Changes from principal transactions:
Total unit transactions	(57)	(9)	(5)	(40)
Increase (decrease) in net assets derived from
principal transactions	(57)	(9)	(5)	(40)
Total increase (decrease) in net assets	(42)	119	(34)	(30)
Net assets at December 31, 2016	$886	$1,489	$100	$88

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	International Fund - Class 2	Calvert VP SRI Balanced Portfolio	Federated Fund for U.S. Government Securities II - Primary Shares	Federated Government Money Fund II - Service Shares
Net assets at January 1, 2015	$31	$1,232	$701	$998

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(9)	9	(14)
Total realized gain (loss) on investments
and capital gains distributions	2	50	(3)	—
Net unrealized appreciation (depreciation)
of investments	(5)	(74)	(11)	—
Net increase (decrease) in net assets resulting from
operations	(2)	(33)	(5)	(14)
Changes from principal transactions:
Total unit transactions	11	(216)	(107)	(111)
Increase (decrease) in net assets derived from
principal transactions	11	(216)	(107)	(111)
Total increase (decrease) in net assets	9	(249)	(112)	(125)
Net assets at December 31, 2015	40	983	589	873

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	17	10	(9)
Total realized gain (loss) on investments
and capital gains distributions	3	56	(16)	—
Net unrealized appreciation (depreciation)
of investments	(3)	8	14	—
Net increase (decrease) in net assets resulting from
operations	1	81	8	(9)
Changes from principal transactions:
Total unit transactions	13	541	(409)	(327)
Increase (decrease) in net assets derived from
principal transactions	13	541	(409)	(327)
Total increase (decrease) in net assets	14	622	(401)	(336)
Net assets at December 31, 2016	$54	$1,605	$188	$537

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Federated High Income Bond Fund II - Primary Shares	Federated Kaufmann Fund II - Primary Shares	Federated Managed Tail Risk Fund II - Primary Shares	Federated Managed Volatility Fund II
Net assets at January 1, 2015	$3,632	$1,734	$3,751	$2,607

Increase (decrease) in net assets
Operations:
Net investment income (loss)	152	(21)	13	72
Total realized gain (loss) on investments
and capital gains distributions	(69)	435	(63)	85
Net unrealized appreciation (depreciation)
of investments	(210)	(320)	(178)	(369)
Net increase (decrease) in net assets resulting from
operations	(127)	94	(228)	(212)
Changes from principal transactions:
Total unit transactions	(474)	(568)	(801)	(329)
Increase (decrease) in net assets derived from
principal transactions	(474)	(568)	(801)	(329)
Total increase (decrease) in net assets	(601)	(474)	(1,029)	(541)
Net assets at December 31, 2015	3,031	1,260	2,722	2,066

Increase (decrease) in net assets
Operations:
Net investment income (loss)	157	(16)	10	67
Total realized gain (loss) on investments
and capital gains distributions	153	130	(132)	33
Net unrealized appreciation (depreciation)
of investments	(26)	(96)	(24)	6
Net increase (decrease) in net assets resulting from
operations	284	18	(146)	106
Changes from principal transactions:
Total unit transactions	(1,493)	(159)	(439)	(356)
Increase (decrease) in net assets derived from
principal transactions	(1,493)	(159)	(439)	(356)
Total increase (decrease) in net assets	(1,209)	(141)	(585)	(250)
Net assets at December 31, 2016	$1,822	$1,119	$2,137	$1,816

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class
Net assets at January 1, 2015	$53,810	$13,536	$188	$3,390

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(22)	(91)	10	9
Total realized gain (loss) on investments
and capital gains distributions	6,666	1,344	2	253
Net unrealized appreciation (depreciation)
of investments	(7,206)	(447)	(19)	(173)
Net increase (decrease) in net assets resulting from
operations	(562)	806	(7)	89
Changes from principal transactions:
Total unit transactions	(41,978)	(1,739)	(18)	(387)
Increase (decrease) in net assets derived from
principal transactions	(41,978)	(1,739)	(18)	(387)
Total increase (decrease) in net assets	(42,540)	(933)	(25)	(298)
Net assets at December 31, 2015	11,270	12,603	163	3,092

Increase (decrease) in net assets
Operations:
Net investment income (loss)	116	(98)	6	9
Total realized gain (loss) on investments
and capital gains distributions	328	2,512	—	88
Net unrealized appreciation (depreciation)
of investments	1,180	(2,495)	14	(269)
Net increase (decrease) in net assets resulting from
operations	1,624	(81)	20	(172)
Changes from principal transactions:
Total unit transactions	(2,877)	(2,081)	(18)	(567)
Increase (decrease) in net assets derived from
principal transactions	(2,877)	(2,081)	(18)	(567)
Total increase (decrease) in net assets	(1,253)	(2,162)	2	(739)
Net assets at December 31, 2016	$10,017	$10,441	$165	$2,353

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2
Net assets at January 1, 2015	$42,294	$21,031	$536	$2,999

Increase (decrease) in net assets
Operations:
Net investment income (loss)	62	116	6	(6)
Total realized gain (loss) on investments
and capital gains distributions	7,593	826	1	564
Net unrealized appreciation (depreciation)
of investments	(7,731)	(941)	(17)	(766)
Net increase (decrease) in net assets resulting from
operations	(76)	1	(10)	(208)
Changes from principal transactions:
Total unit transactions	(4,048)	(1,524)	(35)	(497)
Increase (decrease) in net assets derived from
principal transactions	(4,048)	(1,524)	(35)	(497)
Total increase (decrease) in net assets	(4,124)	(1,523)	(45)	(705)
Net assets at December 31, 2015	38,170	19,508	491	2,294

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(32)	2	4	(1)
Total realized gain (loss) on investments
and capital gains distributions	6,411	1,123	2	422
Net unrealized appreciation (depreciation)
of investments	(4,166)	683	11	220
Net increase (decrease) in net assets resulting from
operations	2,213	1,808	17	641
Changes from principal transactions:
Total unit transactions	(7,949)	(2,868)	(62)	(190)
Increase (decrease) in net assets derived from
principal transactions	(7,949)	(2,868)	(62)	(190)
Total increase (decrease) in net assets	(5,736)	(1,060)	(45)	451
Net assets at December 31, 2016	$32,434	$18,448	$446	$2,745
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Janus Aspen Series Balanced Portfolio - Institutional Shares	Lord Abbett Series Fund - Mid Cap Stock Portfolio - Class VC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Global Fund/VA
Net assets at January 1, 2015	$8	$2,038	$193	$23

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(9)	(1)	—
Total realized gain (loss) on investments
and capital gains distributions	—	356	17	8
Net unrealized appreciation (depreciation)
of investments	—	(435)	(10)	(7)
Net increase (decrease) in net assets resulting from
operations	—	(88)	6	1
Changes from principal transactions:
Total unit transactions	—	(204)	(85)	(19)
Increase (decrease) in net assets derived from
principal transactions	—	(204)	(85)	(19)
Total increase (decrease) in net assets	—	(292)	(79)	(18)
Net assets at December 31, 2015	8	1,746	114	5

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(9)	(1)	—
Total realized gain (loss) on investments
and capital gains distributions	—	309	6	—
Net unrealized appreciation (depreciation)
of investments	—	(67)	(8)	—
Net increase (decrease) in net assets resulting from
operations	—	233	(3)	—
Changes from principal transactions:
Total unit transactions	1	(244)	4	—
Increase (decrease) in net assets derived from
principal transactions	1	(244)	4	—
Total increase (decrease) in net assets	1	(11)	1	—
Net assets at December 31, 2016	$9	$1,735	$115	$5

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund®/VA	PIMCO Real Return Portfolio - Administrative Class	Pioneer Emerging Markets VCT Portfolio - Class I
Net assets at January 1, 2015	$338	$1,251	$3,002	$658

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(1)	83	25
Total realized gain (loss) on investments
and capital gains distributions	59	269	(80)	34
Net unrealized appreciation (depreciation)
of investments	(51)	(372)	(95)	(175)
Net increase (decrease) in net assets resulting from
operations	7	(104)	(92)	(116)
Changes from principal transactions:
Total unit transactions	(31)	205	(428)	53
Increase (decrease) in net assets derived from
principal transactions	(31)	205	(428)	53
Total increase (decrease) in net assets	(24)	101	(520)	(63)
Net assets at December 31, 2015	314	1,352	2,482	595

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(3)	34	(1)
Total realized gain (loss) on investments
and capital gains distributions	44	(64)	(103)	(109)
Net unrealized appreciation (depreciation)
of investments	(14)	214	171	139
Net increase (decrease) in net assets resulting from
operations	30	147	102	29
Changes from principal transactions:
Total unit transactions	(42)	(503)	(210)	(145)
Increase (decrease) in net assets derived from
principal transactions	(42)	(503)	(210)	(145)
Total increase (decrease) in net assets	(12)	(356)	(108)	(116)
Net assets at December 31, 2016	$302	$996	$2,374	$479

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Pioneer High Yield VCT Portfolio - Class I	Voya Balanced Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Global Perspectives® Portfolio - Class A
Net assets at January 1, 2015	$1,154	$68,867	$103,349	$182

Increase (decrease) in net assets
Operations:
Net investment income (loss)	33	487	2,287	2
Total realized gain (loss) on investments
and capital gains distributions	(42)	436	1,364	7
Net unrealized appreciation (depreciation)
of investments	(13)	(2,755)	(4,181)	(16)
Net increase (decrease) in net assets resulting from
operations	(22)	(1,832)	(530)	(7)
Changes from principal transactions:
Total unit transactions	(548)	(8,117)	(4,433)	(32)
Increase (decrease) in net assets derived from
principal transactions	(548)	(8,117)	(4,433)	(32)
Total increase (decrease) in net assets	(570)	(9,949)	(4,963)	(39)
Net assets at December 31, 2015	584	58,918	98,386	143

Increase (decrease) in net assets
Operations:
Net investment income (loss)	24	330	1,057	5
Total realized gain (loss) on investments
and capital gains distributions	(38)	848	974	(1)
Net unrealized appreciation (depreciation)
of investments	90	2,318	1,096	6
Net increase (decrease) in net assets resulting from
operations	76	3,496	3,127	10
Changes from principal transactions:
Total unit transactions	(79)	(8,209)	(10,469)	232
Increase (decrease) in net assets derived from
principal transactions	(79)	(8,209)	(10,469)	232
Total increase (decrease) in net assets	(3)	(4,713)	(7,342)	242
Net assets at December 31, 2016	$581	$54,205	$91,044	$385

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class
Net assets at January 1, 2015	$53	$4,416	$137,277	$10,688

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	172	(922)	84
Total realized gain (loss) on investments
and capital gains distributions	3	(19)	17,614	1,396
Net unrealized appreciation (depreciation)
of investments	(4)	(238)	(9,961)	(1,982)
Net increase (decrease) in net assets resulting from
operations	0	(85)	6,731	(502)
Changes from principal transactions:
Total unit transactions	(11)	(911)	(16,990)	(2,001)
Increase (decrease) in net assets derived from
principal transactions	(11)	(911)	(16,990)	(2,001)
Total increase (decrease) in net assets	(11)	(996)	(10,259)	(2,503)
Net assets at December 31, 2015	42	3,420	127,018	8,185

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	190	(793)	120
Total realized gain (loss) on investments
and capital gains distributions	(3)	(107)	15,974	443
Net unrealized appreciation (depreciation)
of investments	5	335	(12,420)	350
Net increase (decrease) in net assets resulting from
operations	4	418	2,761	913
Changes from principal transactions:
Total unit transactions	30	(159)	(18,781)	(1,175)
Increase (decrease) in net assets derived from
principal transactions	30	(159)	(18,781)	(1,175)
Total increase (decrease) in net assets	34	259	(16,020)	(262)
Net assets at December 31, 2016	$76	$3,679	$110,998	$7,923

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Large Cap Value Portfolio - Service Class	Voya Multi-Manager Large Cap Core Portfolio - Institutional Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Net assets at January 1, 2015	$1,401	$9,091	$2,993	$4,491

Increase (decrease) in net assets
Operations:
Net investment income (loss)	21	(22)	10	18
Total realized gain (loss) on investments
and capital gains distributions	115	1,004	43	168
Net unrealized appreciation (depreciation)
of investments	(285)	(1,121)	(108)	(335)
Net increase (decrease) in net assets resulting from
operations	(149)	(139)	(55)	(149)
Changes from principal transactions:
Total unit transactions	1,365	(1,190)	(396)	(260)
Increase (decrease) in net assets derived from
principal transactions	1,365	(1,190)	(396)	(260)
Total increase (decrease) in net assets	1,216	(1,329)	(451)	(409)
Net assets at December 31, 2015	2,617	7,762	2,542	4,082

Increase (decrease) in net assets
Operations:
Net investment income (loss)	25	69	8	39
Total realized gain (loss) on investments
and capital gains distributions	81	692	29	294
Net unrealized appreciation (depreciation)
of investments	161	(258)	47	(96)
Net increase (decrease) in net assets resulting from
operations	267	503	84	237
Changes from principal transactions:
Total unit transactions	(323)	(1,201)	45	(241)
Increase (decrease) in net assets derived from
principal transactions	(323)	(1,201)	45	(241)
Total increase (decrease) in net assets	(56)	(698)	129	(4)
Net assets at December 31, 2016	$2,561	$7,064	$2,671	$4,078

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class
Net assets at January 1, 2015	$3,679	$5,251	$87	$325

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11	(15)	—	2
Total realized gain (loss) on investments
and capital gains distributions	282	514	9	(1)
Net unrealized appreciation (depreciation)
of investments	(384)	(620)	(9)	(11)
Net increase (decrease) in net assets resulting from
operations	(91)	(121)	—	(10)
Changes from principal transactions:
Total unit transactions	(331)	(767)	(1)	—
Increase (decrease) in net assets derived from
principal transactions	(331)	(767)	(1)	—
Total increase (decrease) in net assets	(422)	(888)	(1)	(10)
Net assets at December 31, 2015	3,257	4,363	86	315

Increase (decrease) in net assets
Operations:
Net investment income (loss)	29	33	—	(2)
Total realized gain (loss) on investments
and capital gains distributions	371	282	8	(16)
Net unrealized appreciation (depreciation)
of investments	(224)	(133)	(1)	26
Net increase (decrease) in net assets resulting from
operations	176	182	7	8
Changes from principal transactions:
Total unit transactions	(144)	(740)	(16)	(48)
Increase (decrease) in net assets derived from
principal transactions	(144)	(740)	(16)	(48)
Total increase (decrease) in net assets	32	(558)	(9)	(40)
Net assets at December 31, 2016	$3,289	$3,805	$77	$275

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Institutional Class	VY® Clarion Global Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service Class
Net assets at January 1, 2015	$2,195	$2,211	$988	$4,564

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	47	16	26
Total realized gain (loss) on investments
and capital gains distributions	(135)	54	76	372
Net unrealized appreciation (depreciation)
of investments	51	(145)	(122)	(336)
Net increase (decrease) in net assets resulting from
operations	(84)	(44)	(30)	62
Changes from principal transactions:
Total unit transactions	(237)	(241)	(184)	(458)
Increase (decrease) in net assets derived from
principal transactions	(237)	(241)	(184)	(458)
Total increase (decrease) in net assets	(321)	(285)	(214)	(396)
Net assets at December 31, 2015	1,874	1,926	774	4,168

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(24)	12	—	39
Total realized gain (loss) on investments
and capital gains distributions	(56)	16	33	217
Net unrealized appreciation (depreciation)
of investments	118	(16)	(40)	(178)
Net increase (decrease) in net assets resulting from
operations	38	12	(7)	78
Changes from principal transactions:
Total unit transactions	71	(143)	(53)	81
Increase (decrease) in net assets derived from
principal transactions	71	(143)	(53)	81
Total increase (decrease) in net assets	109	(131)	(60)	159
Net assets at December 31, 2016	$1,983	$1,795	$714	$4,327

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	VY® FMR® Diversified Mid Cap Portfolio - Institutional Class	VY® FMR® Diversified Mid Cap Portfolio - Service Class	VY® Franklin Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class
Net assets at January 1, 2015	$13,380	$1,968	$6,191	$1,041

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(109)	(11)	194	23
Total realized gain (loss) on investments
and capital gains distributions	2,785	372	117	212
Net unrealized appreciation (depreciation)
of investments	(2,921)	(380)	(738)	(275)
Net increase (decrease) in net assets resulting from
operations	(245)	(19)	(427)	(40)
Changes from principal transactions:
Total unit transactions	(2,375)	(523)	(714)	(23)
Increase (decrease) in net assets derived from
principal transactions	(2,375)	(523)	(714)	(23)
Total increase (decrease) in net assets	(2,620)	(542)	(1,141)	(63)
Net assets at December 31, 2015	10,760	1,426	5,050	978

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(46)	(2)	270	12
Total realized gain (loss) on investments
and capital gains distributions	1,515	118	61	61
Net unrealized appreciation (depreciation)
of investments	(425)	40	338	85
Net increase (decrease) in net assets resulting from
operations	1,044	156	669	158
Changes from principal transactions:
Total unit transactions	(1,269)	(149)	(541)	(11)
Increase (decrease) in net assets derived from
principal transactions	(1,269)	(149)	(541)	(11)
Total increase (decrease) in net assets	(225)	7	128	147
Net assets at December 31, 2016	$10,535	$1,433	$5,178	$1,125

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
Net assets at January 1, 2015	$2,362	$7,745	$3,194	$1,091

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	28	(24)	(6)
Total realized gain (loss) on investments
and capital gains distributions	55	(19)	606	192
Net unrealized appreciation (depreciation)
of investments	(386)	(1,247)	(715)	(227)
Net increase (decrease) in net assets resulting from
operations	(330)	(1,238)	(133)	(41)
Changes from principal transactions:
Total unit transactions	(439)	(317)	(350)	(52)
Increase (decrease) in net assets derived from
principal transactions	(439)	(317)	(350)	(52)
Total increase (decrease) in net assets	(769)	(1,555)	(483)	(93)
Net assets at December 31, 2015	1,593	6,190	2,711	998

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	23	(13)	(1)
Total realized gain (loss) on investments
and capital gains distributions	(124)	(548)	352	56
Net unrealized appreciation (depreciation)
of investments	306	1,235	132	131
Net increase (decrease) in net assets resulting from
operations	184	710	471	186
Changes from principal transactions:
Total unit transactions	(302)	(527)	(462)	(54)
Increase (decrease) in net assets derived from
principal transactions	(302)	(527)	(462)	(54)
Total increase (decrease) in net assets	(118)	183	9	132
Net assets at December 31, 2016	$1,475	$6,373	$2,720	$1,130

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® T. Rowe Price International Stock Portfolio - Service Class	VY® Templeton Global Growth Portfolio - Service Class
Net assets at January 1, 2015	$26,434	$5,965	$2,586	$456

Increase (decrease) in net assets
Operations:
Net investment income (loss)	126	59	(4)	7
Total realized gain (loss) on investments
and capital gains distributions	4,516	829	182	29
Net unrealized appreciation (depreciation)
of investments	(3,458)	(1,325)	(228)	(70)
Net increase (decrease) in net assets resulting from
operations	1,184	(437)	(50)	(34)
Changes from principal transactions:
Total unit transactions	1,556	(433)	(235)	(74)
Increase (decrease) in net assets derived from
principal transactions	1,556	(433)	(235)	(74)
Total increase (decrease) in net assets	2,740	(870)	(285)	(108)
Net assets at December 31, 2015	29,174	5,095	2,301	348

Increase (decrease) in net assets
Operations:
Net investment income (loss)	162	67	8	9
Total realized gain (loss) on investments
and capital gains distributions	3,142	653	99	96
Net unrealized appreciation (depreciation)
of investments	(1,212)	87	(87)	(72)
Net increase (decrease) in net assets resulting from
operations	2,092	807	20	33
Changes from principal transactions:
Total unit transactions	1,865	(370)	(210)	(10)
Increase (decrease) in net assets derived from
principal transactions	1,865	(370)	(210)	(10)
Total increase (decrease) in net assets	3,957	437	(190)	23
Net assets at December 31, 2016	$33,131	$5,532	$2,111	$371

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Government Money Market Portfolio - Class I	Voya Government Money Market Portfolio - Class S	Voya Global Bond Portfolio - Initial Class	Voya Global Bond Portfolio - Service Class
Net assets at January 1, 2015	$47,372	$45	$22,507	$79

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(535)	—	(242)	(1)
Total realized gain (loss) on investments
and capital gains distributions	5	—	(229)	(2)
Net unrealized appreciation (depreciation)
of investments	—	—	(628)	(2)
Net increase (decrease) in net assets resulting from
operations	(530)	—	(1,099)	(5)
Changes from principal transactions:
Total unit transactions	(5,699)	(1)	(3,827)	(8)
Increase (decrease) in net assets derived from
principal transactions	(5,699)	(1)	(3,827)	(8)
Total increase (decrease) in net assets	(6,229)	(1)	(4,926)	(13)
Net assets at December 31, 2015	41,143	44	17,581	66

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(442)	(2)	88	—
Total realized gain (loss) on investments
and capital gains distributions	35	—	(249)	(6)
Net unrealized appreciation (depreciation)
of investments	—	—	1,052	8
Net increase (decrease) in net assets resulting from
operations	(407)	(2)	891	2
Changes from principal transactions:
Total unit transactions	(4,216)	—	(1,752)	(45)
Increase (decrease) in net assets derived from
principal transactions	(4,216)	—	(1,752)	(45)
Total increase (decrease) in net assets	(4,623)	(2)	(861)	(43)
Net assets at December 31, 2016	$36,520	$42	$16,720	$23

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Service Class	Voya Solution Income Portfolio - Service Class
Net assets at January 1, 2015	$3,909	$6,894	$3,274	$1,099

Increase (decrease) in net assets
Operations:
Net investment income (loss)	96	159	88	15
Total realized gain (loss) on investments
and capital gains distributions	527	1,127	563	74
Net unrealized appreciation (depreciation)
of investments	(672)	(1,381)	(731)	(150)
Net increase (decrease) in net assets resulting from
operations	(49)	(95)	(80)	(61)
Changes from principal transactions:
Total unit transactions	(60)	236	882	2,120
Increase (decrease) in net assets derived from
principal transactions	(60)	236	882	2,120
Total increase (decrease) in net assets	(109)	141	802	2,059
Net assets at December 31, 2015	3,800	7,035	4,076	3,158

Increase (decrease) in net assets
Operations:
Net investment income (loss)	48	84	51	7
Total realized gain (loss) on investments
and capital gains distributions	292	547	399	24
Net unrealized appreciation (depreciation)
of investments	(136)	(263)	(154)	77
Net increase (decrease) in net assets resulting from
operations	204	368	296	108
Changes from principal transactions:
Total unit transactions	349	(211)	1,143	(482)
Increase (decrease) in net assets derived from
principal transactions	349	(211)	1,143	(482)
Total increase (decrease) in net assets	553	157	1,439	(374)
Net assets at December 31, 2016	$4,353	$7,192	$5,515	$2,784

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Columbia Contrarian Core Portfolio - Service Class
Net assets at January 1, 2015	$—	$3,190	$6,303	$2,473

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	29	(42)	(4)
Total realized gain (loss) on investments
and capital gains distributions	—	652	870	463
Net unrealized appreciation (depreciation)
of investments	(7)	(749)	(1,155)	(422)
Net increase (decrease) in net assets resulting from
operations	(8)	(68)	(327)	37
Changes from principal transactions:
Total unit transactions	197	(299)	(1,127)	(213)
Increase (decrease) in net assets derived from
principal transactions	197	(299)	(1,127)	(213)
Total increase (decrease) in net assets	189	(367)	(1,454)	(176)
Net assets at December 31, 2015	189	2,823	4,849	2,297

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	21	(41)	45
Total realized gain (loss) on investments
and capital gains distributions	2	67	546	333
Net unrealized appreciation (depreciation)
of investments	7	408	(336)	(267)
Net increase (decrease) in net assets resulting from
operations	9	496	169	111
Changes from principal transactions:
Total unit transactions	(37)	(171)	(1,219)	(844)
Increase (decrease) in net assets derived from
principal transactions	(37)	(171)	(1,219)	(844)
Total increase (decrease) in net assets	(28)	325	(1,050)	(733)
Net assets at December 31, 2016	$161	$3,148	$3,799	$1,564

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class
Net assets at January 1, 2015	$683	$1,459	$80,865	$3,877

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	16	728	(9)
Total realized gain (loss) on investments
and capital gains distributions	37	184	7,790	850
Net unrealized appreciation (depreciation)
of investments	(58)	(274)	(10,854)	(981)
Net increase (decrease) in net assets resulting from
operations	(26)	(74)	(2,336)	(140)
Changes from principal transactions:
Total unit transactions	87	(298)	(9,877)	(279)
Increase (decrease) in net assets derived from
principal transactions	87	(298)	(9,877)	(279)
Total increase (decrease) in net assets	61	(372)	(12,213)	(419)
Net assets at December 31, 2015	744	1,087	68,652	3,458

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	10	535	(2)
Total realized gain (loss) on investments
and capital gains distributions	93	117	4,992	478
Net unrealized appreciation (depreciation)
of investments	—	(10)	2,897	(25)
Net increase (decrease) in net assets resulting from
operations	89	117	8,424	451
Changes from principal transactions:
Total unit transactions	(260)	(480)	(9,705)	(216)
Increase (decrease) in net assets derived from
principal transactions	(260)	(480)	(9,705)	(216)
Total increase (decrease) in net assets	(171)	(363)	(1,281)	235
Net assets at December 31, 2016	$573	$724	$67,371	$3,693
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	VY® Oppenheimer Global Portfolio - Initial Class	VY® Pioneer High Yield Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Net assets at January 1, 2015	$72,781	$15,880	$46,522	$37,050

Increase (decrease) in net assets
Operations:
Net investment income (loss)	178	591	(540)	(453)
Total realized gain (loss) on investments
and capital gains distributions	8,168	141	8,427	7,519
Net unrealized appreciation (depreciation)
of investments	(6,102)	(1,528)	(7,364)	(3,709)
Net increase (decrease) in net assets resulting from
operations	2,244	(796)	523	3,357
Changes from principal transactions:
Total unit transactions	(7,252)	(2,187)	(4,364)	(1,949)
Increase (decrease) in net assets derived from
principal transactions	(7,252)	(2,187)	(4,364)	(1,949)
Total increase (decrease) in net assets	(5,008)	(2,983)	(3,841)	1,408
Net assets at December 31, 2015	67,773	12,897	42,681	38,458

Increase (decrease) in net assets
Operations:
Net investment income (loss)	28	522	(339)	(402)
Total realized gain (loss) on investments
and capital gains distributions	4,373	67	5,737	7,480
Net unrealized appreciation (depreciation)
of investments	(5,419)	1,005	(3,143)	(7,277)
Net increase (decrease) in net assets resulting from
operations	(1,018)	1,594	2,255	(199)
Changes from principal transactions:
Total unit transactions	(8,658)	(1,074)	(5,439)	(6,725)
Increase (decrease) in net assets derived from
principal transactions	(8,658)	(1,074)	(5,439)	(6,725)
Total increase (decrease) in net assets	(9,676)	520	(3,184)	(6,924)
Net assets at December 31, 2016	$58,097	$13,417	$39,497	$31,534

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	VY® Templeton Foreign Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I
Net assets at January 1, 2015	$14,838	$6,582	$9,374	$9,616

Increase (decrease) in net assets
Operations:
Net investment income (loss)	400	130	147	151
Total realized gain (loss) on investments
and capital gains distributions	844	322	323	704
Net unrealized appreciation (depreciation)
of investments	(1,833)	(550)	(679)	(979)
Net increase (decrease) in net assets resulting from
operations	(589)	(98)	(209)	(124)
Changes from principal transactions:
Total unit transactions	(1,379)	(376)	(325)	(1,530)
Increase (decrease) in net assets derived from
principal transactions	(1,379)	(376)	(325)	(1,530)
Total increase (decrease) in net assets	(1,968)	(474)	(534)	(1,654)
Net assets at December 31, 2015	12,870	6,108	8,840	7,962

Increase (decrease) in net assets
Operations:
Net investment income (loss)	253	98	137	113
Total realized gain (loss) on investments
and capital gains distributions	245	285	918	331
Net unrealized appreciation (depreciation)
of investments	(461)	(154)	(689)	(40)
Net increase (decrease) in net assets resulting from
operations	37	229	366	404
Changes from principal transactions:
Total unit transactions	(2,355)	(1,026)	(2,006)	(495)
Increase (decrease) in net assets derived from
principal transactions	(2,355)	(1,026)	(2,006)	(495)
Total increase (decrease) in net assets	(2,318)	(797)	(1,640)	(91)
Net assets at December 31, 2016	$10,552	$5,311	$7,200	$7,871

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Emerging Markets Index Portfolio - Class I	Voya Euro STOXX 50® Index Portfolio - Class I
Net assets at January 1, 2015	$1,814	$244,610	$2	$46

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4	1,875	2	1
Total realized gain (loss) on investments
and capital gains distributions	159	21,755	(8)	1
Net unrealized appreciation (depreciation)
of investments	(208)	(29,189)	(7)	(4)
Net increase (decrease) in net assets resulting from
operations	(45)	(5,559)	(13)	(2)
Changes from principal transactions:
Total unit transactions	(252)	(23,527)	42	—
Increase (decrease) in net assets derived from
principal transactions	(252)	(23,527)	42	—
Total increase (decrease) in net assets	(297)	(29,086)	29	(2)
Net assets at December 31, 2015	1,517	215,524	31	44

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4	1,757	1	—
Total realized gain (loss) on investments
and capital gains distributions	156	21,577	(2)	—
Net unrealized appreciation (depreciation)
of investments	(47)	(6,437)	6	3
Net increase (decrease) in net assets resulting from
operations	113	16,897	5	3
Changes from principal transactions:
Total unit transactions	(110)	(22,938)	35	(4)
Increase (decrease) in net assets derived from
principal transactions	(110)	(22,938)	35	(4)
Total increase (decrease) in net assets	3	(6,041)	40	(1)
Net assets at December 31, 2016	$1,520	$209,483	$71	$43

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Global Equity Portfolio - Class I	Voya Global Equity Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I
Net assets at January 1, 2015	$—	$—	$68,972	$7,906

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(6)	289	10
Total realized gain (loss) on investments
and capital gains distributions	(13)	(1)	3,304	1,595
Net unrealized appreciation (depreciation)
of investments	(170)	(71)	(3,767)	(1,798)
Net increase (decrease) in net assets resulting from
operations	(185)	(78)	(174)	(193)
Changes from principal transactions:
Total unit transactions	2,883	1,168	(7,135)	(811)
Increase (decrease) in net assets derived from
principal transactions	2,883	1,168	(7,135)	(811)
Total increase (decrease) in net assets	2,698	1,090	(7,309)	(1,004)
Net assets at December 31, 2015	2,698	1,090	61,663	6,902

Increase (decrease) in net assets
Operations:
Net investment income (loss)	48	15	323	14
Total realized gain (loss) on investments
and capital gains distributions	(56)	(13)	4,309	1,249
Net unrealized appreciation (depreciation)
of investments	116	41	432	(194)
Net increase (decrease) in net assets resulting from
operations	108	43	5,064	1,069
Changes from principal transactions:
Total unit transactions	(581)	(161)	(7,740)	(680)
Increase (decrease) in net assets derived from
principal transactions	(581)	(161)	(7,740)	(680)
Total increase (decrease) in net assets	(473)	(118)	(2,676)	389
Net assets at December 31, 2016	$2,225	$972	$58,987	$7,291

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net assets at January 1, 2015	$4,193	$14,009	$111	$28,067

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	261	2	(19)
Total realized gain (loss) on investments
and capital gains distributions	447	440	5	2,378
Net unrealized appreciation (depreciation)
of investments	(597)	(940)	(7)	(664)
Net increase (decrease) in net assets resulting from
operations	(150)	(239)	—	1,695
Changes from principal transactions:
Total unit transactions	(430)	(1,181)	(102)	(2,828)
Increase (decrease) in net assets derived from
principal transactions	(430)	(1,181)	(102)	(2,828)
Total increase (decrease) in net assets	(580)	(1,420)	(102)	(1,133)
Net assets at December 31, 2015	3,613	12,589	9	26,934

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	227	—	10
Total realized gain (loss) on investments
and capital gains distributions	523	106	—	3,233
Net unrealized appreciation (depreciation)
of investments	336	(390)	—	(1,992)
Net increase (decrease) in net assets resulting from
operations	858	(57)	—	1,251
Changes from principal transactions:
Total unit transactions	(255)	(1,421)	19	(3,153)
Increase (decrease) in net assets derived from
principal transactions	(255)	(1,421)	19	(3,153)
Total increase (decrease) in net assets	603	(1,478)	19	(1,902)
Net assets at December 31, 2016	$4,216	$11,111	$28	$25,032

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net assets at January 1, 2015	$17,991	$7,158	$1,817	$1,595

Increase (decrease) in net assets
Operations:
Net investment income (loss)	77	(127)	1	(4)
Total realized gain (loss) on investments
and capital gains distributions	1,438	1,244	326	195
Net unrealized appreciation (depreciation)
of investments	(1,392)	(2,617)	(401)	(206)
Net increase (decrease) in net assets resulting from
operations	123	(1,500)	(74)	(15)
Changes from principal transactions:
Total unit transactions	(1,577)	33,649	(435)	(490)
Increase (decrease) in net assets derived from
principal transactions	(1,577)	33,649	(435)	(490)
Total increase (decrease) in net assets	(1,454)	32,149	(509)	(505)
Net assets at December 31, 2015	16,537	39,307	1,308	1,090

Increase (decrease) in net assets
Operations:
Net investment income (loss)	111	141	2	(1)
Total realized gain (loss) on investments
and capital gains distributions	1,425	1,651	133	77
Net unrealized appreciation (depreciation)
of investments	(105)	3,257	12	(21)
Net increase (decrease) in net assets resulting from
operations	1,431	5,049	147	55
Changes from principal transactions:
Total unit transactions	(1,694)	(5,438)	(319)	(165)
Increase (decrease) in net assets derived from
principal transactions	(1,694)	(5,438)	(319)	(165)
Total increase (decrease) in net assets	(263)	(389)	(172)	(110)
Net assets at December 31, 2016	$16,274	$38,918	$1,136	$980

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I
Net assets at January 1, 2015	$1,582	$1,447	$27,287	$1,425

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	6	(172)	20
Total realized gain (loss) on investments
and capital gains distributions	252	211	4,867	(13)
Net unrealized appreciation (depreciation)
of investments	(300)	(290)	(5,101)	(16)
Net increase (decrease) in net assets resulting from
operations	(40)	(73)	(406)	(9)
Changes from principal transactions:
Total unit transactions	(91)	11	(3,498)	(167)
Increase (decrease) in net assets derived from
principal transactions	(91)	11	(3,498)	(167)
Total increase (decrease) in net assets	(131)	(62)	(3,904)	(176)
Net assets at December 31, 2015	1,451	1,385	23,383	1,249

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	9	(163)	20
Total realized gain (loss) on investments
and capital gains distributions	132	101	2,806	3
Net unrealized appreciation (depreciation)
of investments	40	88	2,244	(10)
Net increase (decrease) in net assets resulting from
operations	181	198	4,887	13
Changes from principal transactions:
Total unit transactions	(107)	(296)	(2,606)	—
Increase (decrease) in net assets derived from
principal transactions	(107)	(296)	(2,606)	—
Total increase (decrease) in net assets	74	(98)	2,281	13
Net assets at December 31, 2016	$1,525	$1,287	$25,664	$1,262

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S
Net assets at January 1, 2015	$5,968	$3,108	$1,175	$2,559

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(53)	(37)	(9)	(31)
Total realized gain (loss) on investments
and capital gains distributions	889	521	167	373
Net unrealized appreciation (depreciation)
of investments	(839)	(510)	(174)	(381)
Net increase (decrease) in net assets resulting from
operations	(3)	(26)	(16)	(39)
Changes from principal transactions:
Total unit transactions	(514)	(68)	488	(413)
Increase (decrease) in net assets derived from
principal transactions	(514)	(68)	488	(413)
Total increase (decrease) in net assets	(517)	(94)	472	(452)
Net assets at December 31, 2015	5,451	3,014	1,647	2,107

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(45)	(36)	(10)	(27)
Total realized gain (loss) on investments
and capital gains distributions	394	319	50	214
Net unrealized appreciation (depreciation)
of investments	(23)	(123)	171	62
Net increase (decrease) in net assets resulting from
operations	326	160	211	249
Changes from principal transactions:
Total unit transactions	(870)	7	182	176
Increase (decrease) in net assets derived from
principal transactions	(870)	7	182	176
Total increase (decrease) in net assets	(544)	167	393	425
Net assets at December 31, 2016	$4,907	$3,181	$2,040	$2,532

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2015
(Dollars in thousands)

	Wanger International	Wanger Select	Wanger USA
Net assets at January 1, 2015	$2,421	$2,770	$1,013

Increase (decrease) in net assets
Operations:
Net investment income (loss)	15	(15)	(8)
Total realized gain (loss) on investments
and capital gains distributions	135	819	175
Net unrealized appreciation (depreciation)
of investments	(158)	(795)	(188)
Net increase (decrease) in net assets resulting from
operations	(8)	9	(21)
Changes from principal transactions:
Total unit transactions	(258)	(560)	23
Increase (decrease) in net assets derived from
principal transactions	(258)	(560)	23
Total increase (decrease) in net assets	(266)	(551)	2
Net assets at December 31, 2015	2,155	2,219	1,015

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	(9)	(7)
Total realized gain (loss) on investments
and capital gains distributions	33	439	181
Net unrealized appreciation (depreciation)
of investments	(89)	(201)	(65)
Net increase (decrease) in net assets resulting from
operations	(47)	229	109
Changes from principal transactions:
Total unit transactions	(71)	(335)	(70)
Increase (decrease) in net assets derived from
principal transactions	(71)	(335)	(70)
Total increase (decrease) in net assets	(118)	(106)	39
Net assets at December 31, 2016	$2,037	$2,113	$1,054

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

1.	Organization
Variable Annuity Account B of Voya Retirement Insurance and Annuity Company, (the “Account”) was established by Voya Retirement Insurance and Annuity Company (“VRIAC” or the “Company”) to support the operations of variable annuity contracts (“Contracts”). The Company is an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya Financial”), a holding company domiciled in the State of Delaware.

Prior to May 2013, Voya Financial, which together with its subsidiaries, including the Company, was an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. In May 2013, Voya Financial, Inc. completed its initial public offering of common stock, including the issuance and sale of common stock by Voya Financial, Inc. and the sale of shares of common stock owned indirectly by ING. Between October 2013 and March 2015, ING completed the sale of its remaining shares of common stock of Voya Financial, Inc. in a series of registered public offerings. ING continues to hold certain warrants to purchase shares of Voya Financial, Inc. common stock.

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Account is exclusively for use with Contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended. VRIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or the fixed account (an investment option in the Company’s general account), as directed by the contract owners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business VRIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VRIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VRIAC.

At December 31, 2016, the Account had 111 investment divisions (the “Divisions”), 32 of which invest in independently managed mutual funds and 79 of which invest in mutual funds managed by affiliates, either Directed Services LLC (“DSL”) or Voya Investments, LLC (“VIL”). The assets in each Division are invested in shares of a designated fund (“Fund”) of various investment trusts (the “Trusts”).

The Divisions with asset balances at December 31, 2016 and related Trusts are as follows:

AIM Variable Insurance Funds:
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. Core Equity Fund - Series I Shares
American Funds Insurance Series®:
Growth Fund - Class 2
Growth-Income Fund - Class 2
International Fund - Class 2
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio

Federated Insurance Series:
Federated Fund for U.S. Government Securities II - Primary Shares
Federated Government Money Fund II - Service Shares
Federated High Income Bond Fund II - Primary Shares
Federated Kaufmann Fund II - Primary Shares
Federated Managed Tail Risk Fund II - Primary Shares
Federated Managed Volatility Fund II

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP High Income Portfolio - Initial Class
Fidelity® VIP Overseas Portfolio - Initial Class
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2
Janus Aspen Series:
Janus Aspen Series Balanced Portfolio - Institutional Shares
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Mid Cap Stock Portfolio - Class VC
Oppenheimer Variable Account Funds:
Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Global Fund/VA
Oppenheimer Main Street Fund®/VA
Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Administrative Class
Pioneer Variable Contracts Trust:
Pioneer Emerging Markets VCT Portfolio - Class I
Pioneer High Yield VCT Portfolio - Class I
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I
Voya Investors Trust:
Voya Global Perspectives® Portfolio - Class A
Voya Global Perspectives® Portfolio - Class I
Voya High Yield Portfolio - Service Class
Voya Large Cap Growth Portfolio - Institutional Class
Voya Large Cap Value Portfolio - Institutional Class
Voya Large Cap Value Portfolio - Service Class
Voya Multi-Manager Large Cap Core Portfolio - Institutional Class
Voya Retirement Conservative Portfolio - Adviser Class
Voya Retirement Growth Portfolio - Adviser Class
Voya Retirement Moderate Growth Portfolio - Adviser Class
Voya Retirement Moderate Portfolio - Adviser Class
Voya U.S. Stock Index Portfolio - Service Class
VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
VY® Clarion Global Real Estate Portfolio - Institutional Class
VY® Clarion Global Real Estate Portfolio - Service Class

Voya Investors Trust: (continued)
VY® Clarion Real Estate Portfolio - Service Class
VY® FMR® Diversified Mid Cap Portfolio - Institutional Class
VY® FMR® Diversified Mid Cap Portfolio - Service Class
VY® Franklin Income Portfolio - Service Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
VY® T. Rowe Price Equity Income Portfolio - Service Class
VY® T. Rowe Price International Stock Portfolio - Service Class
VY® Templeton Global Growth Portfolio - Service Class
Voya Money Market Portfolio:
Voya Government Money Market Portfolio - Class I
Voya Government Money Market Portfolio - Class S
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class
Voya Global Bond Portfolio - Service Class
Voya Solution 2025 Portfolio - Service Class
Voya Solution 2035 Portfolio - Service Class
Voya Solution 2045 Portfolio - Service Class
Voya Solution Income Portfolio - Service Class
Voya Solution Moderately Aggressive Portfolio - Service Class
VY® American Century Small-Mid Cap Value Portfolio - Service Class
VY® Baron Growth Portfolio - Service Class
VY® Columbia Contrarian Core Portfolio - Service Class
VY® Columbia Small Cap Value II Portfolio - Service Class
VY® Invesco Comstock Portfolio - Service Class
VY® Invesco Equity and Income Portfolio - Initial Class
VY® JPMorgan Mid Cap Value Portfolio - Service Class
VY® Oppenheimer Global Portfolio - Initial Class
VY® Pioneer High Yield Portfolio - Initial Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
VY® Templeton Foreign Equity Portfolio - Initial Class
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I
Voya Strategic Allocation Growth Portfolio - Class I
Voya Strategic Allocation Moderate Portfolio - Class I

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Voya Variable Funds:
Voya Growth and Income Portfolio - Class A
Voya Growth and Income Portfolio - Class I
Voya Variable Portfolios, Inc.:
Voya Emerging Markets Index Portfolio - Class I
Voya Euro STOXX 50® Index Portfolio - Class I
Voya Global Equity Portfolio - Class I
Voya Global Equity Portfolio - Class S
Voya Index Plus LargeCap Portfolio - Class I
Voya Index Plus MidCap Portfolio - Class I
Voya Index Plus SmallCap Portfolio - Class I
Voya International Index Portfolio - Class I
Voya International Index Portfolio - Class S
Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Russell™ Large Cap Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class I

Voya Variable Portfolios, Inc. (continued):
Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Russell™ Mid Cap Index Portfolio - Class I
Voya Russell™ Small Cap Index Portfolio - Class I
Voya Small Company Portfolio - Class I
Voya U.S. Bond Index Portfolio - Class I
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class S
Voya SmallCap Opportunities Portfolio - Class I
Voya SmallCap Opportunities Portfolio - Class S
Wanger Advisors Trust:
Wanger International
Wanger Select
Wanger USA

The names of certain Divisions were changed during 2016. The following is a summary of current and former names for those Divisions:

Current Name
Federated Insurance Series:
Federated Government Money Fund II - Service Shares
Voya Money Market Portfolio:
Voya Government Money Market Portfolio - Class I
Voya Government Money Market Portfolio - Class S
Voya Variable Portfolios, Inc.:
Voya Global Equity Portfolio - Class I
Voya Global Equity Portfolio - Class S

Former Name
Federated Insurance Series:
Federated Prime Money Fund II - Primary Shares
Voya Money Market Portfolio:
Voya Money Market Portfolio - Class I
Voya Money Market Portfolio - Class S
Voya Variable Portfolios, Inc.:
Voya Global Value Advantage Portfolio - Class I
Voya Global Value Advantage Portfolio - Class S

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VRIAC, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VRIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Account Divisions. Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return is elected by the annuitant and may vary from 0.0% to 5.0%. The mortality risk is fully borne by the Company. To the extent that benefits to be paid to the contract owners exceed their account values, VRIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VRIAC. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including deposits, surrenders and withdrawals, benefits, and contract charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VRIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VRIAC).

Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements were issued.

3.	Financial Instruments

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2016 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2016. The Account had no liabilities as of December 31, 2016.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

▪
Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

▪
Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Inputs other than quoted market prices that are observable; and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

▪
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4.	Charges and Fees

Under the terms of the Contracts, certain charges and fees are incurred by the Contracts to cover VRIAC’s expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

VRIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of up to 1.50% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Asset Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at annual rates of up to 0.25% of the assets attributable to the Contracts. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of up to $80 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contract. These charges are assessed through the redemption of units.

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge (“Surrender Charge”) is imposed as a percentage that ranges up to 7.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken, as specified in the Contract. These charges are assessed through the redemption of units.

Other Contract Charges

Certain Contracts contain optional riders that are available for an additional charge, such as minimum guaranteed withdraw benefits. The amounts charged for these optional benefits vary based on a number of factors and are defined in the Contracts. These charges are assessed through the redemption of units.

Under the Fixed/Variable Premium Immediate Annuity contract, an additional annual charge of 1.00% of the average daily net asset value is deducted daily from the accumulation values for contract owners who select the Guaranteed Minimum Income feature. For Deferred Variable Annuity contracts an annual charge of up to 0.50% of the average daily net asset value is deducted daily from the accumulation values for contract owners who select the Premium Bonus Option feature. These charges are assessed through a reduction in unit values.

Fees Waived by VRIAC

Certain charges and fees for various types of Contracts may be waived by VRIAC. VRIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5.	Related Party Transactions

During the year ended December 31, 2016, management fees were paid to DSL, an affiliate of the Company, in its capacity as investment adviser to Voya Investors Trust and Voya Partners, Inc. The Trusts’ advisory agreements provide for fees at annual rates ranging from 0.20% to 1.25% of the average net assets of each respective Fund.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Management fees were also paid to VIL, an affiliate of the Company, in its capacity as investment adviser to the Voya Balanced Portfolio, Inc., Voya Intermediate Bond Portfolio, Voya Money Market Portfolio, Voya Strategic Allocation Portfolios, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., and Voya Variable Products Trust. The Trusts’ advisory agreements provide for fees at annual rates ranging from 0.18% to 0.83% of the average net assets of each respective Fund.

6.	Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 follow:

	Purchases	Sales
	(Dollars in thousands)
AIM Variable Insurance Funds:
Invesco V.I. American Franchise Fund - Series I Shares	$163	$144
Invesco V.I. Core Equity Fund - Series I Shares	216	129
American Funds Insurance Series®:
Growth Fund - Class 2	550	547
Growth-Income Fund - Class 2	34	63
International Fund - Class 2	31	13
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio	867	266
Federated Insurance Series:
Federated Fund for U.S. Government Securities II - Primary Shares	25	425
Federated Government Money Fund II - Service Shares	274	610
Federated High Income Bond Fund II - Primary Shares	462	1,798
Federated Kaufmann Fund II - Primary Shares	220	309
Federated Managed Tail Risk Fund II - Primary Shares	193	622
Federated Managed Volatility Fund II	162	452
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,849	3,878
Fidelity® VIP Growth Portfolio - Initial Class	1,743	2,769
Fidelity® VIP High Income Portfolio - Initial Class	9	22
Fidelity® VIP Overseas Portfolio - Initial Class	272	826
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,253	9,277
Fidelity® VIP Index 500 Portfolio - Initial Class	1,062	3,907
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	11	68
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	1,065	883
Janus Aspen Series:
Janus Aspen Series Balanced Portfolio - Institutional Shares	—	—
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Mid Cap Stock Portfolio - Class VC	246	404
Oppenheimer Variable Account Funds:
Oppenheimer Discovery Mid Cap Growth Fund/VA	105	94
Oppenheimer Global Fund/VA	—	—

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Oppenheimer Variable Account Funds (continued):
Oppenheimer Main Street Fund®/VA	$41	$46
Oppenheimer Main Street Small Cap Fund®/VA	115	584
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Administrative Class	360	536
Pioneer Variable Contracts Trust:
Pioneer Emerging Markets VCT Portfolio - Class I	109	256
Pioneer High Yield VCT Portfolio - Class I	159	213
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	2,065	9,944
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	7,297	15,943
Voya Investors Trust:
Voya Global Perspectives® Portfolio - Class A	286	49
Voya Global Perspectives® Portfolio - Class I	95	64
Voya High Yield Portfolio - Service Class	880	848
Voya Large Cap Growth Portfolio - Institutional Class	17,150	21,695
Voya Large Cap Value Portfolio - Institutional Class	728	1,556
Voya Large Cap Value Portfolio - Service Class	246	471
Voya Multi-Manager Large Cap Core Portfolio - Institutional Class	833	1,695
Voya Retirement Conservative Portfolio - Adviser Class	700	590
Voya Retirement Growth Portfolio - Adviser Class	305	300
Voya Retirement Moderate Growth Portfolio - Adviser Class	565	412
Voya Retirement Moderate Portfolio - Adviser Class	294	805
Voya U.S. Stock Index Portfolio - Service Class	6	17
VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	95	146
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	397	350
VY® Clarion Global Real Estate Portfolio - Institutional Class	261	392
VY® Clarion Global Real Estate Portfolio - Service Class	147	200
VY® Clarion Real Estate Portfolio - Service Class	1,177	1,057
VY® FMR® Diversified Mid Cap Portfolio - Institutional Class	1,245	1,694
VY® FMR® Diversified Mid Cap Portfolio - Service Class	334	362
VY® Franklin Income Portfolio - Service Class	763	1,035
VY® Invesco Growth and Income Portfolio - Service Class	456	359
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	224	524
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	1,148	1,653
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class	475	739
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	229	200
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	9,488	4,816
VY® T. Rowe Price Equity Income Portfolio - Service Class	1,678	1,477
VY® T. Rowe Price International Stock Portfolio - Service Class	243	445
VY® Templeton Global Growth Portfolio - Service Class	133	29
Voya Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	10,716	15,339
Voya Government Money Market Portfolio - Class S	985	987
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	1,598	3,262
Voya Global Bond Portfolio - Service Class	1	46

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Partners, Inc. (continued):
Voya Solution 2025 Portfolio - Service Class	$1,150	$443
Voya Solution 2035 Portfolio - Service Class	1,662	1,219
Voya Solution 2045 Portfolio - Service Class	1,950	322
Voya Solution Income Portfolio - Service Class	312	753
Voya Solution Moderately Aggressive Portfolio - Service Class	5	39
VY® American Century Small-Mid Cap Value Portfolio - Service Class	1,644	1,565
VY® Baron Growth Portfolio - Service Class	650	1,450
VY® Columbia Contrarian Core Portfolio - Service Class	339	968
VY® Columbia Small Cap Value II Portfolio - Service Class	188	433
VY® Invesco Comstock Portfolio - Service Class	92	561
VY® Invesco Equity and Income Portfolio - Initial Class	4,703	11,115
VY® JPMorgan Mid Cap Value Portfolio - Service Class	643	553
VY® Oppenheimer Global Portfolio - Initial Class	5,177	9,682
VY® Pioneer High Yield Portfolio - Initial Class	2,296	2,847
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	5,964	6,992
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	6,091	9,359
VY® Templeton Foreign Equity Portfolio - Initial Class	884	2,986
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	816	1,743
Voya Strategic Allocation Growth Portfolio - Class I	489	2,358
Voya Strategic Allocation Moderate Portfolio - Class I	495	877
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	184	168
Voya Growth and Income Portfolio - Class I	26,245	30,757
Voya Variable Portfolios, Inc.:
Voya Emerging Markets Index Portfolio - Class I	142	106
Voya Euro STOXX 50® Index Portfolio - Class I	41	45
Voya Global Equity Portfolio - Class I	177	710
Voya Global Equity Portfolio - Class S	31	177
Voya Index Plus LargeCap Portfolio - Class I	2,503	9,921
Voya Index Plus MidCap Portfolio - Class I	1,382	1,425
Voya Index Plus SmallCap Portfolio - Class I	731	885
Voya International Index Portfolio - Class I	1,176	2,370
Voya International Index Portfolio - Class S	21	3
Voya Russell™ Large Cap Growth Index Portfolio - Class I	2,425	5,568
Voya Russell™ Large Cap Index Portfolio - Class I	1,595	3,178
Voya Russell™ Large Cap Value Index Portfolio - Class I	2,585	7,308
Voya Russell™ Large Cap Value Index Portfolio - Class S	85	382
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	59	224
Voya Russell™ Mid Cap Index Portfolio - Class I	515	435
Voya Russell™ Small Cap Index Portfolio - Class I	348	484
Voya Small Company Portfolio - Class I	3,175	3,833
Voya U.S. Bond Index Portfolio - Class I	863	840
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	1,002	1,357
Voya MidCap Opportunities Portfolio - Class S	740	425
Voya SmallCap Opportunities Portfolio - Class I	777	462

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Variable Products Trust (continued):
Voya SmallCap Opportunities Portfolio - Class S	$537	$189
Wanger Advisors Trust:
Wanger International	586	481
Wanger Select	809	584
Wanger USA	388	219

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

7.	Changes in Units
The changes in units outstanding were as follows:

	Year ended December 31
	2016			2015
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
AIM Variable Insurance Funds:
Invesco V.I. American Franchise Fund - Series I Shares	36,136	37,342	(1,206)	40,747	41,361	(614)
Invesco V.I. Core Equity Fund - Series I Shares	108,799	108,306	493	144,567	157,541	(12,974)
American Funds Insurance Series®:
Growth Fund - Class 2	47,745	51,222	(3,477)	10,456	7,199	3,257
Growth-Income Fund - Class 2	971	2,608	(1,637)	491	991	(500)
International Fund - Class 2	1,572	801	771	676	11	665
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio	29,297	15,822	13,475	2,333	14,170	(11,837)
Federated Insurance Series:
Federated Fund for U.S. Government Securities II - Primary Shares	2	20,287	(20,285)	3,693	9,005	(5,312)
Federated Government Money Fund II - Service Shares	20,896	47,360	(26,464)	9,583	18,510	(8,927)
Federated High Income Bond Fund II - Primary Shares	23,191	66,631	(43,440)	20,361	32,235	(11,874)
Federated Kaufmann Fund II - Primary Shares	853	9,559	(8,706)	3,978	33,529	(29,551)
Federated Managed Tail Risk Fund II - Primary Shares	35,065	72,512	(37,447)	38,230	98,738	(60,508)
Federated Managed Volatility Fund II	9,647	24,427	(14,780)	13,231	26,077	(12,846)
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	45,037	153,142	(108,105)	31,602	1,591,026	(1,559,424)
Fidelity® VIP Growth Portfolio - Initial Class	31,896	108,399	(76,503)	52,632	138,590	(85,958)
Fidelity® VIP High Income Portfolio - Initial Class	110,315	111,434	(1,119)	96,288	97,259	(971)
Fidelity® VIP Overseas Portfolio - Initial Class	19,900	61,017	(41,117)	64,538	91,282	(26,744)
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	68,109	320,241	(252,132)	121,553	287,708	(166,155)
Fidelity® VIP Index 500 Portfolio - Initial Class	18,628	89,253	(70,625)	18,102	56,980	(38,878)
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1	2,633	(2,632)	—	1,549	(1,549)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	29,566	41,258	(11,692)	16,197	34,128	(17,931)

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year ended December 31
	2016			2015
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Janus Aspen Series:
Janus Aspen Series Balanced Portfolio - Institutional Shares	—	—	—	—	—	—
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Mid Cap Stock Portfolio - Class VC	7,303	19,969	(12,666)	10,904	22,370	(11,466)
Oppenheimer Variable Account Funds:
Oppenheimer Discovery Mid Cap Growth Fund/VA	582,603	582,501	102	544,102	549,858	(5,756)
Oppenheimer Global Fund/VA	—	6	(6)	—	1,164	(1,164)
Oppenheimer Main Street Fund®/VA	200,603	202,831	(2,228)	168,208	170,025	(1,817)
Oppenheimer Main Street Small Cap Fund®/VA	3,928	28,816	(24,888)	28,395	18,897	9,498
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Administrative Class	23,972	38,780	(14,808)	25,885	53,923	(28,038)
Pioneer Variable Contracts Trust:
Pioneer Emerging Markets VCT Portfolio - Class I	17,537	39,973	(22,436)	80,015	73,484	6,531
Pioneer High Yield VCT Portfolio - Class I	8,214	12,250	(4,036)	7,223	39,758	(32,535)
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	6,108,093	6,462,561	(354,468)	7,491,145	7,789,051	(297,906)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	5,086,415	5,578,706	(492,291)	4,953,604	5,133,588	(179,984)
Voya Investors Trust:
Voya Global Perspectives® Portfolio - Class A	26,767	4,371	22,396	42	3,077	(3,035)
Voya Global Perspectives® Portfolio - Class I	9,412	6,427	2,985	3,706	4,650	(944)
Voya High Yield Portfolio - Service Class	37,015	47,128	(10,113)	24,186	74,019	(49,833)
Voya Large Cap Growth Portfolio - Institutional Class	2,810,978	3,589,084	(778,106)	4,304,083	4,992,340	(688,257)
Voya Large Cap Value Portfolio - Institutional Class	29,786	109,840	(80,054)	47,824	181,438	(133,614)
Voya Large Cap Value Portfolio - Service Class	7,313	29,642	(22,329)	106,600	20,034	86,566
Voya Multi-Manager Large Cap Core Portfolio - Institutional Class	3,609,602	3,676,278	(66,676)	4,618,191	4,684,872	(66,681)
Voya Retirement Conservative Portfolio - Adviser Class	54,166	50,346	3,820	81,915	116,438	(34,523)
Voya Retirement Growth Portfolio - Adviser Class	1,390	19,053	(17,663)	15,716	35,712	(19,996)
Voya Retirement Moderate Growth Portfolio - Adviser Class	19,296	27,793	(8,497)	19,861	43,700	(23,839)
Voya Retirement Moderate Portfolio - Adviser Class	2,219	59,606	(57,387)	15,622	72,864	(57,242)
Voya U.S. Stock Index Portfolio - Service Class	8	835	(827)	28	109	(81)

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year ended December 31
	2016			2015
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Voya Investors Trust (continued):
VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	8,227	12,572	(4,345)	897	860	37
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	42,191	35,810	6,381	61,019	85,036	(24,017)
VY® Clarion Global Real Estate Portfolio - Institutional Class	17,560	27,448	(9,888)	20,607	37,544	(16,937)
VY® Clarion Global Real Estate Portfolio - Service Class	9,685	13,686	(4,001)	11,891	24,999	(13,108)
VY® Clarion Real Estate Portfolio - Service Class	65,660	65,204	456	73,902	103,823	(29,921)
VY® FMR® Diversified Mid Cap Portfolio - Institutional Class	1,284,488	1,360,563	(76,075)	1,499,768	1,639,703	(139,935)
VY® FMR® Diversified Mid Cap Portfolio - Service Class	11,835	18,123	(6,288)	9,255	35,231	(25,976)
VY® Franklin Income Portfolio - Service Class	29,782	68,352	(38,570)	32,356	83,036	(50,680)
VY® Invesco Growth and Income Portfolio - Service Class	19,534	21,544	(2,010)	12,742	14,446	(1,704)
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	7,719	26,640	(18,921)	11,245	37,094	(25,849)
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	106,474	144,137	(37,663)	93,811	124,745	(30,934)
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class	15,344	46,076	(30,732)	23,314	33,300	(9,986)
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	6,841	10,015	(3,174)	12,774	14,205	(1,431)
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	389,260	279,518	109,742	316,194	227,895	88,299
VY® T. Rowe Price Equity Income Portfolio - Service Class	57,960	79,015	(21,055)	21,097	44,998	(23,901)
VY® T. Rowe Price International Stock Portfolio - Service Class	20,745	38,532	(17,787)	20,831	38,110	(17,279)
VY® Templeton Global Growth Portfolio - Service Class	1,183	1,998	(815)	1,738	7,491	(5,753)
Voya Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	23,389,456	23,718,868	(329,412)	22,327,389	22,792,603	(465,214)
Voya Government Money Market Portfolio - Class S	103,502	103,714	(212)	46	92	(46)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	1,474,390	1,604,807	(130,417)	2,639,678	2,928,988	(289,310)
Voya Global Bond Portfolio - Service Class	347,637	351,148	(3,511)	66,328	66,996	(668)
Voya Solution 2025 Portfolio - Service Class	57,305	32,709	24,596	47,795	53,749	(5,954)
Voya Solution 2035 Portfolio - Service Class	71,864	86,959	(15,095)	109,339	96,027	13,312
Voya Solution 2045 Portfolio - Service Class	102,228	24,193	78,035	72,998	13,769	59,229
Voya Solution Income Portfolio - Service Class	19,699	53,573	(33,874)	216,275	65,173	151,102
Voya Solution Moderately Aggressive Portfolio - Service Class	31	3,762	(3,731)	19,910	119	19,791
VY® American Century Small-Mid Cap Value Portfolio - Service Class	55,309	71,021	(15,712)	11,640	21,835	(10,195)
VY® Baron Growth Portfolio - Service Class	12,501	72,106	(59,605)	18,631	67,039	(48,408)

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year ended December 31
	2016			2015
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Voya Partners, Inc. (continued):
VY® Columbia Contrarian Core Portfolio - Service Class	6,179	53,633	(47,454)	18,975	33,925	(14,950)
VY® Columbia Small Cap Value II Portfolio - Service Class	9,327	27,003	(17,676)	11,400	5,670	5,730
VY® Invesco Comstock Portfolio - Service Class	3,610	28,951	(25,341)	5,171	20,225	(15,054)
VY® Invesco Equity and Income Portfolio - Initial Class	58,831	601,766	(542,935)	79,699	625,348	(545,649)
VY® JPMorgan Mid Cap Value Portfolio - Service Class	14,876	24,008	(9,132)	14,783	24,973	(10,190)
VY® Oppenheimer Global Portfolio - Initial Class	2,006,247	2,495,390	(489,143)	2,146,848	2,521,962	(375,114)
VY® Pioneer High Yield Portfolio - Initial Class	7,014,190	7,074,577	(60,387)	4,724,576	4,847,717	(123,141)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	67,647	309,968	(242,321)	113,892	298,573	(184,681)
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	2,267,171	2,476,289	(209,118)	2,509,166	2,517,459	(8,293)
VY® Templeton Foreign Equity Portfolio - Initial Class	1,078,609	1,325,829	(247,220)	1,954,685	2,091,201	(136,516)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	1,541,273	1,587,725	(46,452)	1,528,432	1,545,929	(17,497)
Voya Strategic Allocation Growth Portfolio - Class I	979,872	1,096,160	(116,288)	835,253	843,919	(8,666)
Voya Strategic Allocation Moderate Portfolio - Class I	1,705,624	1,727,561	(21,937)	2,075,085	2,154,460	(79,375)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	892,306	899,205	(6,899)	1,500,322	1,515,714	(15,392)
Voya Growth and Income Portfolio - Class I	9,477,830	10,306,752	(828,922)	10,235,246	11,304,825	(1,069,579)
Voya Variable Portfolios, Inc.:
Voya Emerging Markets Index Portfolio - Class I	16,118	11,976	4,142	8,914	5,226	3,688
Voya Euro STOXX 50® Index Portfolio - Class I	4,379	4,502	(123)	303	273	30
Voya Global Equity Portfolio - Class I	14,084	76,043	(61,959)	377,868	89,880	287,988
Voya Global Equity Portfolio - Class S	334	17,732	(17,398)	133,540	14,932	118,608
Voya Index Plus LargeCap Portfolio - Class I	8,734,642	9,080,648	(346,006)	9,874,537	10,173,141	(298,604)
Voya Index Plus MidCap Portfolio - Class I	31,444	66,459	(35,015)	39,735	75,522	(35,787)
Voya Index Plus SmallCap Portfolio - Class I	29,500	44,042	(14,542)	20,082	39,420	(19,338)
Voya International Index Portfolio - Class I	1,018,681	1,113,903	(95,222)	2,328,995	2,382,591	(53,596)
Voya International Index Portfolio - Class S	1,436	174	1,262	156	6,875	(6,719)
Voya Russell™ Large Cap Growth Index Portfolio - Class I	570,129	702,628	(132,499)	857,408	981,978	(124,570)
Voya Russell™ Large Cap Index Portfolio - Class I	2,986,272	3,054,564	(68,292)	3,148,732	3,208,074	(59,342)

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year ended December 31
	2016			2015
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Voya Variable Portfolios, Inc. (continued):
Voya Russell™ Large Cap Value Index Portfolio - Class I	119,003	480,726	(361,723)	2,781,040	177,355	2,603,685
Voya Russell™ Large Cap Value Index Portfolio - Class S	2,374	16,895	(14,521)	2,771	22,519	(19,748)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	2,009	8,436	(6,427)	1,950	20,186	(18,236)
Voya Russell™ Mid Cap Index Portfolio - Class I	17,226	22,040	(4,814)	22,354	25,776	(3,422)
Voya Russell™ Small Cap Index Portfolio - Class I	8,638	27,661	(19,023)	18,820	18,165	655
Voya Small Company Portfolio - Class I	1,024,875	1,107,846	(82,971)	1,523,666	1,612,360	(88,694)
Voya U.S. Bond Index Portfolio - Class I	66,220	66,790	(570)	26,929	40,576	(13,647)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	25,393	75,452	(50,059)	32,981	62,191	(29,210)
Voya MidCap Opportunities Portfolio - Class S	19,717	19,976	(259)	16,645	16,937	(292)
Voya SmallCap Opportunities Portfolio - Class I	37,051	28,052	8,999	32,364	7,624	24,740
Voya SmallCap Opportunities Portfolio - Class S	22,264	11,353	10,911	18,029	43,984	(25,955)
Wanger Advisors Trust:
Wanger International	40,295	45,039	(4,744)	21,588	41,104	(19,516)
Wanger Select	12,514	32,467	(19,953)	20,608	52,467	(31,859)
Wanger USA	7,681	11,692	(4,011)	10,228	9,469	759

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

8.	Financial Highlights
A summary of unit values, units outstanding, and net assets for variable annuity Contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2016, 2015,
2014, 2013, and 2012, follows:

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Invesco V.I. American Franchise Fund - Series I Shares
2016		18	$15.21	to	$59.01	$886	—	0.10%	to	1.50%	1.00%	to	2.16%
2015		19	$15.06	to	$57.76	$928	—	0.10%	to	1.25%	3.70%	to	4.90%
2014		19	$14.52	to	$55.06	$906	—	0.10%	to	1.25%	7.08%	to	7.67%
2013		19	$13.56	to	$50.53	$791	0.40%	0.70%	to	1.25%	38.37%	to	39.16%
2012	4/27/2012	22	$9.80	to	$36.08	$693	(a)	0.70%	to	1.25%		(a)
Invesco V.I. Core Equity Fund - Series I Shares
2016		89	$14.75	to	$24.63	$1,489	0.77%	0.10%	to	1.50%	8.62%	to	10.16%
2015		88	$13.58	to	$22.55	$1,370	1.11%	0.10%	to	1.50%	-7.18%	to	-5.88%
2014		101	$14.63	to	$24.16	$1,700	0.85%	0.10%	to	1.50%	6.55%	to	7.76%
2013		118	$13.73	to	$22.56	$1,831	1.41%	0.35%	to	1.50%	27.37%	to	28.82%
2012		118	$10.78	to	$17.62	$1,426	0.96%	0.35%	to	1.50%	12.17%	to	13.44%
Growth Fund - Class 2
2016		8	$12.43	to	$12.82	$100	0.56%	0.10%	to	1.25%	8.09%	to	9.39%
2015		11	$11.50	to	$11.72	$134	0.89%	0.10%	to	1.25%	5.50%	to	6.74%
2014	12/29/2014	8	$10.90	to	$10.98	$90	(b)	0.10%	to	1.25%		(b)
2013		(b)		(b)		(b)	(b)		(b)			(b)
2012		(b)		(b)		(b)	(b)		(b)			(b)
Growth-Income Fund - Class 2
2016		3		$26.54		$88	1.20%		0.10%			11.42%
2015		5		$23.82		$118	1.63%		0.10%			1.36%
2014		5		$23.50		$128	—		0.10%			—
2013		5		$20.54		$96	1.96%		0.75%			32.52%
2012		—		$15.50		$6	—		0.75%			16.54%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
International Fund - Class 2
2016		3		$16.72		$54	1.79%		0.10%			3.47%
2015		2		$16.16		$40	2.82%		0.10%			-4.66%
2014		2		$16.95		$31	—		0.10%			—
2013		1		$16.83		$22	—		0.75%			20.73%
2012		1		$13.94		$9	—		0.75%			17.04%
Calvert VP SRI Balanced Portfolio
2016		70	$15.68	to	$37.30	$1,605	2.26%	0.10%	to	1.50%	6.24%	to	7.80%
2015		56	$14.64	to	$34.84	$983	0.09%	0.10%	to	1.50%	-3.65%	to	-2.29%
2014		68	$15.07	to	$35.89	$1,232	1.75%	0.10%	to	1.50%	7.98%	to	8.81%
2013		48	$13.85	to	$33.00	$936	1.00%	0.70%	to	1.50%	16.35%	to	17.17%
2012		47	$11.82	to	$28.17	$871	1.16%	0.70%	to	1.40%	8.99%	to	9.75%
Federated Fund for U.S. Government Securities II - Primary Shares
2016		9		$19.85		$188	3.51%		1.40%			0.20%
2015		30		$19.81		$589	2.79%		1.40%			-0.90%
2014		35		$19.99		$701	2.84%		1.40%			3.15%
2013		40		$19.38		$779	3.50%		1.40%			-3.44%
2012		46		$20.07		$933	3.98%		1.40%			1.57%
Federated Government Money Fund II - Service Shares
2016		44	$9.18	to	$12.26	$537	—	1.25%	to	1.40%	-1.37%	to	-1.29%
2015		70	$9.30	to	$12.43	$873	—	1.25%	to	1.40%	-1.43%	to	-1.17%
2014		79	$9.41	to	$12.61	$998	—	1.25%	to	1.40%	-1.41%	to	-1.26%
2013		85	$9.53	to	$12.79	$1,080	—	1.25%	to	1.40%	-1.39%	to	-1.24%
2012		86	$9.65	to	$12.97	$1,113	—	1.25%	to	1.40%	-1.37%	to	-1.33%
Federated High Income Bond Fund II - Primary Shares
2016		65	$10.74	to	$34.93	$1,822	7.69%	0.10%	to	1.40%	13.22%	to	14.02%
2015		108	$9.44	to	$30.81	$3,031	6.03%	0.70%	to	1.50%	-3.97%	to	-3.76%
2014		120	$9.83	to	$32.02	$3,632	6.08%	1.25%	to	1.50%	1.27%	to	1.39%
2013		127	$30.71	to	$31.58	$3,906	6.90%	1.25%	to	1.40%	5.50%	to	5.65%
2012		137	$29.11	to	$29.89	$4,002	7.61%	1.25%	to	1.40%	13.05%	to	13.26%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Federated Kaufmann Fund II - Primary Shares
2016		58		$19.34		$1,119	—		1.40%			2.22%
2015		67		$18.92		$1,260	—		1.40%			4.88%
2014		96		$18.04		$1,734	—		1.40%			8.15%
2013		116		$16.68		$1,940	—		1.40%			38.19%
2012		130		$12.07		$1,565	—		1.40%			15.61%
Federated Managed Tail Risk Fund II - Primary Shares
2016		184	$10.81	to	$11.61	$2,137	1.77%	1.25%	to	1.40%	-5.38%	to	-5.26%
2015		222	$11.41	to	$12.27	$2,722	1.79%	1.25%	to	1.40%	-7.74%	to	-7.61%
2014		282	$12.35	to	$13.30	$3,751	1.77%	1.25%	to	1.40%	-2.35%	to	-2.22%
2013		354	$12.63	to	$13.62	$4,813	1.03%	1.25%	to	1.40%	14.84%	to	15.03%
2012		396	$10.98	to	$11.86	$4,688	0.58%	1.25%	to	1.40%	8.61%	to	8.82%
Federated Managed Volatility Fund II
2016		71	$25.59	to	$26.43	$1,816	4.80%	1.25%	to	1.40%	6.18%	to	6.32%
2015		86	$24.10	to	$24.86	$2,066	4.54%	1.25%	to	1.40%	-8.85%	to	-8.70%
2014		99	$26.44	to	$27.23	$2,607	3.29%	1.25%	to	1.40%	2.44%	to	2.60%
2013		113	$25.81	to	$26.54	$2,920	2.94%	1.25%	to	1.40%	20.05%	to	20.25%
2012		130	$21.50	to	$22.07	$2,788	3.08%	1.25%	to	1.40%	11.92%	to	12.09%
Fidelity® VIP Equity-Income Portfolio - Initial Class
2016		360	$18.23	to	$42.38	$10,017	2.06%	0.10%	to	1.50%	16.25%	to	17.92%
2015		468	$15.56	to	$36.18	$11,270	1.27%	0.10%	to	1.50%	-5.39%	to	-4.11%
2014		2,027	$16.31	to	$40.39	$53,810	2.71%	0.10%	to	1.75%	6.78%	to	8.35%
2013		2,355	$15.11	to	$37.68	$58,115	2.50%	0.35%	to	1.75%	25.92%	to	27.71%
2012		2,416	$11.88	to	$29.82	$51,415	3.00%	0.35%	to	1.75%	15.25%	to	16.81%
Fidelity® VIP Growth Portfolio - Initial Class
2016		432	$17.81	to	$37.36	$10,441	0.04%	0.10%	to	1.50%	-0.71%	to	0.70%
2015		509	$17.79	to	$37.34	$12,603	0.25%	0.10%	to	1.50%	5.60%	to	7.04%
2014		595	$16.72	to	$35.11	$13,536	0.20%	0.10%	to	1.50%	9.65%	to	10.93%
2013		557	$15.13	to	$31.78	$11,910	0.29%	0.35%	to	1.50%	34.31%	to	35.85%
2012		457	$11.17	to	$23.48	$9,570	0.62%	0.35%	to	1.50%	12.96%	to	14.26%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Fidelity® VIP High Income Portfolio - Initial Class
2016		9	$16.54	to	$19.81	$165	5.17%	0.80%	to	1.25%	13.21%	to	13.72%
2015		11	$14.61	to	$17.42	$163	6.84%	0.80%	to	1.25%	-4.82%	to	-4.39%
2014		12	$15.35	to	$18.22	$188	5.49%	0.80%	to	1.25%	-0.13%	to	0.33%
2013		13	$15.37	to	$18.16	$213	5.32%	0.80%	to	1.25%	4.63%	to	5.09%
2012		15	$14.69	to	$17.28	$238	5.65%	0.80%	to	1.25%	12.83%	to	13.31%
Fidelity® VIP Overseas Portfolio - Initial Class
2016		162	$10.53	to	$22.58	$2,353	1.29%	0.10%	to	1.50%	-6.47%	to	-5.20%
2015		204	$11.17	to	$23.97	$3,092	1.30%	0.10%	to	1.50%	2.07%	to	3.53%
2014		230	$10.85	to	$23.30	$3,390	1.29%	0.10%	to	1.50%	-9.42%	to	-8.40%
2013		260	$11.89	to	$25.54	$4,196	1.33%	0.35%	to	1.50%	28.51%	to	29.95%
2012		202	$9.18	to	$19.73	$3,599	1.90%	0.35%	to	1.50%	18.89%	to	20.33%
Fidelity® VIP Contrafund® Portfolio - Initial Class
2016		1,041	$18.80	to	$61.00	$32,434	0.72%	0.10%	to	1.50%	6.41%	to	7.93%
2015		1,293	$17.53	to	$56.91	$38,170	1.03%	0.10%	to	1.50%	-0.83%	to	0.55%
2014		1,459	$17.53	to	$56.95	$42,294	0.91%	0.10%	to	1.50%	10.28%	to	11.54%
2013		1,581	$15.77	to	$51.26	$44,181	0.59%	0.35%	to	1.50%	29.34%	to	30.84%
2012		3,713	$12.10	to	$39.34	$103,676	1.34%	0.35%	to	1.90%	14.18%	to	16.01%
Fidelity® VIP Index 500 Portfolio - Initial Class
2016		425	$37.84	to	$44.21	$18,448	1.37%	1.25%	to	1.40%	10.30%	to	10.48%
2015		496	$34.25	to	$40.08	$19,508	1.98%	1.25%	to	1.40%	-0.10%	to	0.06%
2014		534	$34.23	to	$40.12	$21,031	1.53%	1.25%	to	1.40%	12.00%	to	12.16%
2013		633	$30.52	to	$35.82	$22,227	1.87%	1.25%	to	1.40%	30.40%	to	30.59%
2012		704	$23.37	to	$27.47	$18,967	2.09%	1.25%	to	1.40%	14.27%	to	14.45%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2016		19		$23.09		$446	2.27%		1.40%			3.26%
2015		22		$22.36		$491	2.53%		1.40%			-1.97%
2014		24		$22.81		$536	2.15%		1.40%			4.35%
2013		27		$21.86		$582	2.17%		1.40%			-3.15%
2012		31		$22.57		$708	2.35%		1.40%			4.39%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Franklin Small Cap Value VIP Fund - Class 2
2016		96	$20.75	to	$35.47	$2,745	0.81%	0.10%	to	1.50%	28.26%	to	30.05%
2015		107	$16.05	to	$27.45	$2,294	0.60%	0.10%	to	1.50%	-8.78%	to	-7.46%
2014		125	$17.45	to	$29.86	$2,999	0.59%	0.10%	to	1.50%	-0.92%	to	-0.11%
2013		133	$17.47	to	$29.92	$3,461	1.34%	0.70%	to	1.50%	34.24%	to	35.26%
2012		126	$12.92	to	$22.12	$2,681	0.77%	0.70%	to	1.50%	16.60%	to	17.56%
Janus Aspen Series Balanced Portfolio - Institutional Shares
2016		—		$18.47		$9	2.19%		1.00%			3.59%
2015		—		$17.83		$8	—		1.00%			-0.39%
2014		—		$17.90		$8	—		1.00%			7.44%
2013		—		$16.66		$8	—		1.00%			—
2012		—		$43.50		$7	—		0.75%			12.78%
Lord Abbett Series Fund - Mid Cap Stock Portfolio - Class VC
2016		79	$19.39	to	$24.59	$1,735	0.47%	0.10%	to	1.50%	14.66%	to	16.28%
2015		92	$16.77	to	$24.42	$1,746	0.58%	0.10%	to	1.50%	-5.21%	to	-3.87%
2014		103	$17.55	to	$25.62	$2,038	0.44%	0.10%	to	1.50%	9.87%	to	11.11%
2013		111	$15.85	to	$23.19	$2,031	0.41%	0.35%	to	1.50%	28.34%	to	29.91%
2012		126	$12.25	to	$17.97	$1,878	0.61%	0.35%	to	1.50%	12.88%	to	14.09%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2016		7	$15.53	to	$20.15	$115	—	0.80%	to	1.25%	1.04%	to	1.51%
2015		7	$15.37	to	$19.85	$114	—	0.80%	to	1.25%	5.27%	to	5.75%
2014		12	$14.60	to	$18.77	$193	—	0.80%	to	1.25%	4.51%	to	4.98%
2013		29	$13.97	to	$17.88	$426	—	0.80%	to	1.25%	34.20%	to	34.84%
2012		13	$10.41	to	$13.26	$145	—	0.80%	to	1.25%	15.03%	to	15.51%
Oppenheimer Global Fund/VA
2016		—		$16.49		$5	1.00%		1.00%			-0.90%
2015		—		$16.64		$5	—		1.00%			2.91%
2014		1		$16.17		$23	—		1.00%			1.25%
2013		1		$15.97		$23	—		1.00%			—
2012		1		$27.14		$19	—		0.75%			20.35%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Oppenheimer Main Street Fund®/VA
2016		16	$17.88	to	$21.81	$302	1.11%	0.80%	to	1.25%	10.23%	to	10.71%
2015		18	$16.22	to	$19.70	$314	0.92%	0.80%	to	1.25%	2.01%	to	2.55%
2014		20	$15.90	to	$19.21	$338	0.89%	0.80%	to	1.25%	9.35%	to	9.77%
2013		22	$14.54	to	$17.50	$337	0.96%	0.80%	to	1.25%	30.17%	to	30.69%
2012		24	$11.17	to	$13.39	$288	1.08%	0.80%	to	1.25%	15.39%	to	15.93%
Oppenheimer Main Street Small Cap Fund®/VA
2016		40	$22.21	to	$26.21	$996	0.43%	0.10%	to	1.25%	16.60%	to	17.92%
2015		65	$18.95	to	$22.37	$1,352	0.92%	0.10%	to	1.25%	-7.06%	to	-5.99%
2014		55	$20.28	to	$23.95	$1,251	0.79%	0.10%	to	1.50%	10.25%	to	11.18%
2013		50	$18.24	to	$21.55	$1033	1.00%	0.70%	to	1.50%	38.93%	to	39.98%
2012		50	$13.03	to	$15.40	$765	0.59%	0.70%	to	1.50%	16.23%	to	17.18%
PIMCO Real Return Portfolio - Administrative Class
2016		168	$12.62	to	$15.56	$2,374	2.29%	0.10%	to	1.25%	3.91%	to	5.12%
2015		183	$12.08	to	$14.91	$2,482	3.90%	0.10%	to	1.50%	-4.14%	to	-2.83%
2014		211	$12.51	to	$15.44	$3,002	1.49%	0.10%	to	1.50%	1.57%	to	2.37%
2013		255	$12.22	to	$15.09	$3,588	1.07%	0.70%	to	1.50%	-10.58%	to	-9.82%
2012		562	$13.55	to	$16.74	$9,299	1.07%	0.70%	to	1.50%	7.10%	to	7.97%
Pioneer Emerging Markets VCT Portfolio - Class I
2016		73	$6.37	to	$6.78	$479	0.52%	0.10%	to	1.25%	5.12%	to	6.27%
2015		95	$6.06	to	$6.38	$595	4.79%	0.10%	to	1.25%	-16.41%	to	-15.50%
2014		89	$7.22	to	$7.55	$658	0.59%	0.10%	to	1.25%	-13.69%	to	-13.13%
2013		120	$8.32	to	$8.68	$1,028	0.78%	0.70%	to	1.25%	-3.23%	to	-2.58%
2012		172	$8.54	to	$8.93	$1,525	0.63%	0.70%	to	1.25%	10.57%	to	11.21%
Pioneer High Yield VCT Portfolio - Class I
2016		33	$16.89	to	$19.63	$581	5.13%	0.10%	to	1.50%	12.48%	to	14.12%
2015		37	$14.89	to	$17.32	$584	4.72%	0.10%	to	1.50%	-5.37%	to	-4.05%
2014		69	$15.61	to	$18.16	$1,154	5.26%	0.10%	to	1.50%	-1.41%	to	-0.57%
2013		37	$15.70	to	$18.28	$634	5.55%	0.70%	to	1.50%	10.38%	to	11.27%
2012		35	$14.11	to	$16.44	$556	9.87%	0.70%	to	1.50%	14.40%	to	15.21%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Balanced Portfolio - Class I
2016		1,712	$12.91	to	$53.52	$54,205	1.78%	0.10%	to	2.25%	5.47%	to	7.68%
2015		2,066	$12.24	to	$50.11	$58,918	1.99%	0.10%	to	2.25%	-4.08%	to	-1.92%
2014		2,364	$12.76	to	$51.54	$68,867	1.64%	0.10%	to	2.25%	3.82%	to	5.46%
2013		2,686	$12.29	to	$48.98	$74,157	2.12%	0.35%	to	2.25%	14.11%	to	16.24%
2012		2,537	$10.77	to	$42.36	$67,751	3.12%	0.35%	to	2.25%	11.15%	to	13.23%
Voya Intermediate Bond Portfolio - Class I
2016		4,164	$14.31	to	$111.36	$91,044	2.32%	0.10%	to	2.25%	1.98%	to	4.20%
2015		4,656	$13.81	to	$107.92	$98,386	3.45%	0.10%	to	2.25%	-1.63%	to	0.48%
2014		4,837	$13.83	to	$108.47	$103,349	3.22%	0.10%	to	2.25%	4.32%	to	6.30%
2013		5,191	$13.05	to	$102.81	$105,513	3.30%	0.35%	to	2.25%	-2.36%	to	-0.45%
2012		5,306	$13.16	to	$104.07	$114,638	4.71%	0.35%	to	2.25%	6.97%	to	8.94%
Voya Global Perspectives® Portfolio - Class A
2016		37	$10.41	to	$10.55	$385	3.35%	0.95%	to	1.40%	4.94%	to	5.50%
2015		14	$9.92	to	$10.00	$143	2.46%	0.95%	to	1.40%	-4.98%	to	-4.58%
2014	2/28/2014	17	$10.44	to	$10.48	$182	(b)	0.95%	to	1.40%		(b)
2013		(b)		(b)		(b)	(b)		(b)			(b)
2012		(b)		(b)		(b)	(b)		(b)			(b)
Voya Global Perspectives® Portfolio - Class I
2016		7	$10.21	to	$10.53	$76	2.84%	0.10%	to	1.25%		6.69%
2015		4		$9.87		$42	2.11%		0.10%			-3.42%
2014	11/3/2014	5	$10.13	to	$10.22	$53	(b)	0.10%	to	1.50%		(b)
2013		(b)		(b)		(b)	(b)		(b)			(b)
2012		(b)		(b)		(b)	(b)		(b)			(b)
Voya High Yield Portfolio - Service Class
2016		191	$18.45	to	$20.50	$3,679	6.41%	0.10%	to	1.40%	12.99%	to	14.50%
2015		201	$16.21	to	$18.03	$3,420	5.41%	0.10%	to	1.40%	-3.38%	to	-2.13%
2014		250	$16.66	to	$18.53	$4,416	6.35%	0.10%	to	1.40%	-0.23%	to	0.48%
2013		250	$16.58	to	$18.46	$4,441	5.97%	0.70%	to	1.40%	4.11%	to	4.87%
2012		291	$15.81	to	$17.61	$4,999	6.32%	0.70%	to	1.50%	12.30%	to	13.25%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Large Cap Growth Portfolio - Institutional Class
2016		4,413	$18.51	to	$28.70	$110,998	0.55%	0.10%	to	1.90%	1.99%	to	3.85%
2015		5,191	$18.07	to	$27.87	$127,018	0.56%	0.10%	to	1.90%	4.36%	to	6.27%
2014		5,880	$17.24	to	$26.45	$137,277	0.43%	0.10%	to	1.90%	11.48%	to	13.20%
2013		5,464	$15.41	to	$23.50	$115,292	0.76%	0.35%	to	1.90%	28.67%	to	30.56%
2012		2,369	$11.94	to	$18.12	$37,320	0.49%	0.35%	to	1.75%	16.02%	to	17.69%
Voya Large Cap Value Portfolio - Institutional Class
2016		495	$13.87	to	$19.28	$7,923	2.29%	0.10%	to	1.50%	12.22%	to	13.75%
2015		575	$12.36	to	$16.95	$8,185	1.74%	0.10%	to	1.50%	-5.86%	to	-4.56%
2014		709	$13.13	to	$17.76	$10,688	2.16%	0.10%	to	1.50%	8.42%	to	9.69%
2013		571	$12.11	to	$16.05	$7,884	2.04%	0.35%	to	1.50%	28.97%	to	30.46%
2012		532	$9.39	to	$12.18	$5,325	2.48%	0.35%	to	1.50%	13.00%	to	14.26%
Voya Large Cap Value Portfolio - Service Class
2016		152	$16.63	to	$17.09	$2,561	2.08%	0.95%	to	1.40%	11.99%	to	12.51%
2015		174	$14.59	to	$15.19	$2,617	2.14%	0.95%	to	1.75%	-6.35%	to	-5.53%
2014		88	$15.80	to	$16.08	$1,401	1.60%	0.95%	to	1.40%	8.22%	to	8.65%
2013		134	$14.60	to	$14.80	$1,976	1.76%	0.95%	to	1.40%	28.86%	to	29.37%
2012		86	$11.33	to	$11.44	$978	2.41%	0.95%	to	1.40%	12.74%	to	13.27%
Voya Multi-Manager Large Cap Core Portfolio - Institutional Class
2016		367	$16.21	to	$20.00	$7,064	2.12%	0.10%	to	2.25%	6.36%	to	8.66%
2015		433	$15.24	to	$18.56	$7,762	0.96%	0.10%	to	2.25%	-2.56%	to	-0.41%
2014		500	$15.18	to	$18.80	$9,091	1.21%	0.10%	to	2.25%	12.76%	to	14.41%
2013		580	$13.62	to	$16.46	$9,272	0.96%	0.75%	to	2.25%	27.72%	to	29.79%
2012		613	$10.56	to	$12.72	$7,594	1.53%	0.75%	to	2.25%	8.06%	to	9.65%
Voya Retirement Conservative Portfolio - Adviser Class
2016		228	$11.56	to	$11.90	$2,671	1.46%	0.95%	to	1.45%	3.12%	to	3.66%
2015		224	$11.21	to	$11.48	$2,542	1.55%	0.95%	to	1.45%	-2.26%	to	-1.71%
2014		258	$11.49	to	$11.68	$2,993	2.87%	0.95%	to	1.40%	4.45%	to	4.85%
2013		316	$11.00	to	$11.14	$3,496	3.65%	0.95%	to	1.40%	2.90%	to	3.44%
2012		185	$10.69	to	$10.77	$1,983	2.90%	0.95%	to	1.40%	6.37%	to	6.85%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Retirement Growth Portfolio - Adviser Class
2016		291	$12.72	to	$14.36	$4,078	2.18%	0.95%	to	1.40%	5.82%	to	6.29%
2015		309	$12.02	to	$13.51	$4,082	1.73%	0.95%	to	1.40%	-3.46%	to	-2.95%
2014		329	$12.44	to	$13.92	$4,491	1.51%	0.95%	to	1.40%	3.84%	to	4.27%
2013		395	$11.98	to	$13.35	$5,195	1.97%	0.95%	to	1.40%	16.98%	to	17.52%
2012		404	$10.24	to	$11.36	$4,536	2.35%	0.95%	to	1.40%	11.34%	to	11.92%
Voya Retirement Moderate Growth Portfolio - Adviser Class
2016		237	$12.55	to	$14.37	$3,289	2.13%	0.95%	to	1.45%	5.30%	to	5.82%
2015		245	$11.91	to	$13.58	$3,257	1.56%	0.95%	to	1.45%	-3.02%	to	-2.58%
2014		269	$12.28	to	$13.94	$3,679	1.65%	0.95%	to	1.40%	4.21%	to	4.73%
2013		331	$11.78	to	$13.31	$4,340	2.12%	0.95%	to	1.40%	14.04%	to	14.64%
2012		394	$10.33	to	$11.61	$4,529	2.78%	0.95%	to	1.40%	10.10%	to	10.47%
Voya Retirement Moderate Portfolio - Adviser Class
2016		283	$11.95	to	$13.73	$3,805	1.93%	0.95%	to	1.40%	4.24%	to	4.81%
2015		341	$11.46	to	$13.10	$4,363	0.85%	0.95%	to	1.40%	-2.96%	to	-2.53%
2014		398	$11.81	to	$13.44	$5,251	2.90%	0.95%	to	1.40%	3.72%	to	4.27%
2013		453	$11.38	to	$12.89	$5,774	2.71%	0.95%	to	1.40%	8.48%	to	8.96%
2012		428	$10.49	to	$11.83	$5,002	3.18%	0.95%	to	1.40%	8.70%	to	9.23%
Voya U.S. Stock Index Portfolio - Service Class
2016		4		$21.91		$77	1.67%		0.75%			10.49%
2015		4		$19.83		$86	1.16%		0.75%			0.15%
2014		4		$19.80		$87	1.18%		0.75%			12.24%
2013		5		$17.64		$82	1.32%		0.75%			30.76%
2012		5		$13.49		$70	1.57%		0.75%			14.61%
VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class
2016		24		$11.59		$275	—		0.75%			3.21%
2015		28		$11.23		$315	1.25%		0.75%			-3.11%
2014		28		$11.59		$325	1.54%		0.75%			2.02%
2013		29		$11.36		$325	—		0.75%			-9.19%
2012		29		$12.51		$365	0.87%		0.75%			5.93%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
2016		197	$9.99	to	$10.25	$1,983	—	0.95%	to	1.40%	2.25%	to	2.71%
2015		190	$9.77	to	$9.98	$1,874	1.28%	0.95%	to	1.40%	-4.03%	to	-3.57%
2014		214	$10.18	to	$10.35	$2,195	1.28%	0.95%	to	1.40%	1.09%	to	1.57%
2013		277	$10.07	to	$10.19	$2,803	—	0.95%	to	1.40%	-9.93%	to	-9.58%
2012		492	$11.18	to	$11.27	$5,523	0.61%	0.95%	to	1.40%	4.88%	to	5.33%
VY® Clarion Global Real Estate Portfolio - Institutional Class
2016		129	$13.30	to	$14.72	$1,795	1.36%	0.10%	to	1.25%	-0.37%	to	0.82%
2015		139	$13.35	to	$14.60	$1,926	3.00%	0.10%	to	1.25%	-2.63%	to	-1.55%
2014		156	$13.71	to	$14.83	$2,211	1.34%	0.10%	to	1.25%	12.65%	to	13.32%
2013		146	$12.17	to	$12.54	$1,815	5.80%	0.70%	to	1.25%	2.61%	to	3.21%
2012		158	$11.73	to	$12.15	$1,906	0.74%	0.70%	to	1.50%	24.26%	to	25.26%
VY® Clarion Global Real Estate Portfolio - Service Class
2016		50	$13.86	to	$14.55	$714	1.17%	0.95%	to	1.40%	-0.79%	to	-0.34%
2015		54	$13.97	to	$14.60	$774	3.06%	0.95%	to	1.40%	-3.05%	to	-2.60%
2014		67	$14.41	to	$14.99	$988	1.13%	0.95%	to	1.40%	12.31%	to	12.79%
2013		86	$12.83	to	$13.29	$1,129	5.39%	0.95%	to	1.40%	2.23%	to	2.70%
2012		89	$12.55	to	$12.94	$1,133	0.60%	0.95%	to	1.40%	23.89%	to	24.42%
VY® Clarion Real Estate Portfolio - Service Class
2016		226	$17.18	to	$20.12	$4,327	1.49%	0.10%	to	1.25%	2.94%	to	4.14%
2015		225	$16.29	to	$19.32	$4,168	1.24%	0.10%	to	1.50%	1.43%	to	2.82%
2014		255	$16.06	to	$18.79	$4,564	1.16%	0.10%	to	1.50%	28.20%	to	28.98%
2013		202	$12.80	to	$14.39	$2,704	1.36%	0.70%	to	1.25%	0.79%	to	1.31%
2012		233	$12.49	to	$13.76	$3,041	0.98%	0.70%	to	1.50%	13.86%	to	14.76%
VY® FMR® Diversified Mid Cap Portfolio - Institutional Class
2016		585	$17.68	to	$18.56	$10,535	0.78%	0.95%	to	1.40%	10.50%	to	11.00%
2015		662	$16.00	to	$16.72	$10,760	0.39%	0.95%	to	1.40%	-2.79%	to	-2.34%
2014		802	$16.39	to	$17.12	$13,380	0.41%	0.95%	to	1.45%	4.73%	to	5.22%
2013		965	$15.65	to	$16.27	$15,358	0.71%	0.95%	to	1.45%	34.45%	to	35.13%
2012		1,072	$11.41	to	$12.04	$12,661	0.86%	0.95%	to	1.75%	12.97%	to	13.80%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® FMR® Diversified Mid Cap Portfolio - Service Class
2016		65	$18.30	to	$24.63	$1,433	0.56%	0.10%	to	1.50%	10.10%	to	11.66%
2015		71	$16.48	to	$22.20	$1,426	0.12%	0.10%	to	1.50%	-3.12%	to	-1.70%
2014		97	$16.88	to	$22.74	$1,968	0.23%	0.10%	to	1.50%	4.44%	to	5.30%
2013		122	$16.03	to	$21.61	$2,426	0.50%	0.70%	to	1.50%	34.02%	to	35.05%
2012		99	$11.87	to	$16.01	$1,551	0.66%	0.70%	to	1.50%	12.93%	to	13.81%
VY® Franklin Income Portfolio - Service Class
2016		342	$13.02	to	$16.24	$5,178	6.48%	0.95%	to	1.40%	14.01%	to	14.61%
2015		381	$11.42	to	$14.17	$5,050	4.70%	0.95%	to	1.40%	-7.69%	to	-7.26%
2014		432	$12.37	to	$15.28	$6,191	3.74%	0.95%	to	1.75%	3.19%	to	4.02%
2013		431	$11.95	to	$14.69	$6,040	5.17%	0.95%	to	1.75%	12.64%	to	13.52%
2012		391	$10.57	to	$12.94	$4,905	5.65%	0.95%	to	1.75%	10.65%	to	11.55%
VY® Invesco Growth and Income Portfolio - Service Class
2016		54	$19.74	to	$22.07	$1,125	1.92%	0.10%	to	1.50%	18.18%	to	19.80%
2015		56	$16.58	to	$18.54	$978	3.27%	0.10%	to	1.50%	-4.41%	to	-3.06%
2014		58	$17.20	to	$19.24	$1,041	1.23%	0.10%	to	1.50%	8.48%	to	9.35%
2013		65	$15.73	to	$17.61	$1,080	1.55%	0.70%	to	1.50%	31.89%	to	32.97%
2012		56	$11.83	to	$13.25	$729	1.90%	0.70%	to	1.50%	12.91%	to	13.75%
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
2016		91	$16.09	to	$16.36	$1,475	1.57%	1.25%	to	1.40%	11.66%	to	11.83%
2015		110	$14.41	to	$14.63	$1,593	1.52%	1.25%	to	1.40%	-16.75%	to	-16.64%
2014		136	$17.31	to	$17.55	$2,362	0.90%	1.25%	to	1.40%	-0.29%	to	-0.11%
2013		294	$13.41	to	$17.57	$4,523	1.10%	0.95%	to	1.40%	-6.82%	to	-6.40%
2012		355	$14.39	to	$18.83	$5,881	—	0.95%	to	1.40%	17.66%	to	18.25%
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
2016		495	$10.10	to	$20.63	$6,373	1.15%	0.10%	to	1.50%	11.24%	to	12.90%
2015		532	$9.00	to	$18.40	$6,190	1.23%	0.10%	to	1.50%	-17.04%	to	-15.91%
2014		563	$10.77	to	$22.02	$7,745	1.04%	0.10%	to	1.50%	-0.58%	to	0.28%
2013		349	$10.74	to	$21.98	$6,281	0.79%	0.70%	to	1.50%	-7.12%	to	-6.45%
2012		335	$11.48	to	$23.50	$7,616	—	0.70%	to	1.50%	17.35%	to	18.35%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® JPMorgan Small Cap Core Equity Portfolio - Institutional Class
2016		110	$17.56	to	$28.33	$2,720	0.70%	0.95%	to	1.40%	20.19%	to	20.76%
2015		141	$14.61	to	$23.46	$2,711	0.51%	0.95%	to	1.40%	-4.82%	to	-4.36%
2014		150	$15.35	to	$24.53	$3,194	0.57%	0.95%	to	1.40%	7.07%	to	7.59%
2013		157	$14.33	to	$22.80	$3,107	0.94%	0.95%	to	1.75%	36.92%	to	38.01%
2012		148	$10.43	to	$16.52	$2,220	0.41%	0.95%	to	1.75%	16.87%	to	17.83%
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
2016		44	$23.20	to	$27.93	$1,130	0.46%	0.10%	to	1.25%	20.05%	to	21.49%
2015		47	$19.22	to	$23.14	$998	0.19%	0.10%	to	1.50%	-5.11%	to	-3.76%
2014		48	$20.09	to	$24.21	$1,091	0.33%	0.10%	to	1.50%	7.01%	to	7.61%
2013		35	$18.67	to	$22.51	$749	0.84%	0.70%	to	1.25%	37.17%	to	37.99%
2012		13	$13.53	to	$16.32	$207	—	0.70%	to	1.50%	17.24%	to	17.86%
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
2016		1,626	$15.94	to	$24.44	$33,131	1.39%	0.10%	to	1.50%	6.47%	to	7.90%
2015		1,516	$14.97	to	$22.79	$29,174	1.33%	0.10%	to	1.50%	3.65%	to	5.14%
2014		1,428	$14.43	to	$21.82	$26,434	1.35%	0.10%	to	1.50%	10.49%	to	11.35%
2013		1,301	$13.06	to	$19.60	$22,726	1.17%	0.70%	to	1.50%	20.31%	to	21.33%
2012		1,065	$10.84	to	$16.16	$15,801	1.69%	0.70%	to	1.50%	12.79%	to	13.77%
VY® T. Rowe Price Equity Income Portfolio - Service Class
2016		274	$16.35	to	$26.86	$5,532	2.19%	0.10%	to	1.50%	17.01%	to	18.66%
2015		295	$13.96	to	$22.79	$5,095	2.04%	0.10%	to	1.50%	-8.28%	to	-6.97%
2014		319	$15.21	to	$24.66	$5,965	1.78%	0.10%	to	1.50%	5.86%	to	6.68%
2013		383	$14.36	to	$23.12	$6,855	1.71%	0.70%	to	1.50%	27.82%	to	28.88%
2012		335	$11.22	to	$17.96	$5,210	1.92%	0.70%	to	1.50%	15.47%	to	16.32%
VY® T. Rowe Price International Stock Portfolio - Service Class
2016		164	$10.51	to	$16.13	$2,111	1.39%	0.10%	to	1.40%	0.47%	to	1.82%
2015		181	$10.46	to	$15.95	$2,301	0.98%	0.10%	to	1.40%	-2.37%	to	-1.08%
2014		199	$10.64	to	$16.22	$2,586	1.12%	0.10%	to	1.45%	-2.57%	to	-1.85%
2013		232	$10.84	to	$16.53	$3,113	1.02%	0.70%	to	1.45%	12.69%	to	13.63%
2012		255	$9.54	to	$14.56	$3,179	0.27%	0.70%	to	1.50%	17.02%	to	17.92%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® Templeton Global Growth Portfolio - Service Class
2016		28	$12.70	to	$13.34	$371	3.55%	0.95%	to	1.40%	9.29%	to	9.88%
2015		29	$11.62	to	$12.14	$348	2.99%	0.95%	to	1.40%	-8.86%	to	-8.45%
2014		35	$12.75	to	$13.26	$456	1.38%	0.95%	to	1.40%	-4.14%	to	-3.70%
2013		41	$13.30	to	$13.77	$562	1.32%	0.95%	to	1.40%	28.88%	to	29.42%
2012		33	$10.32	to	$10.64	$349	1.86%	0.95%	to	1.40%	20.00%	to	20.63%
Voya Government Money Market Portfolio - Class I
2016		2,945	$9.44	to	$15.59	$36,520	0.08%	0.10%	to	1.90%	-1.77%	to	0.10%
2015		3,275	$9.61	to	$15.68	$41,143	—	0.10%	to	1.90%	-1.84%	to	-0.10%
2014		3,740	$9.71	to	$15.80	$47,372	—	0.10%	to	1.90%	-1.90%	to	-0.40%
2013		4,149	$9.77	to	$15.92	$52,709	—	0.35%	to	1.90%	-1.74%	to	-0.30%
2012		5,212	$9.84	to	$16.03	$68,966	0.03%	0.35%	to	1.75%	-1.71%	to	-0.30%
Voya Government Money Market Portfolio - Class S
2016		4		$9.49		$42	—		0.75%			-0.63%
2015		5		$9.55		$44	—		0.75%			-0.73%
2014		5		$9.62		$45	—		0.75%			-0.82%
2013		8		$9.70		$77	—		0.75%			-0.72%
2012		8		$9.77		$74	—		0.75%			-0.71%
Voya Global Bond Portfolio - Initial Class
2016		1,239	$12.09	to	$14.32	$16,720	1.77%	0.10%	to	2.25%	3.96%	to	6.19%
2015		1,370	$11.53	to	$13.58	$17,581	—	0.10%	to	2.25%	-6.44%	to	-4.42%
2014		1,659	$12.13	to	$14.31	$22,507	0.82%	0.10%	to	2.25%		-1.82%
2013		1,927	$12.17	to	$14.37	$26,454	2.03%	0.35%	to	2.25%	-6.15%	to	-4.31%
2012		2,338	$12.76	to	$15.08	$34,048	5.98%	0.35%	to	2.25%	5.47%	to	7.53%
Voya Global Bond Portfolio - Service Class
2016		2		$13.13		$23	0.84%		1.25%			4.70%
2015		5		$12.54		$66	—		1.25%			-5.64%
2014		6		$13.29		$79	—		1.25%			-1.12%
2013		7		$13.44		$95	1.72%		1.25%			-5.49%
2012		10		$14.22		$137	4.95%		1.25%			6.28%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Solution 2025 Portfolio - Service Class
2016		295	$14.36	to	$16.05	$4,353	2.02%	0.35%	to	1.50%	4.26%	to	5.55%
2015		270	$13.65	to	$15.27	$3,800	3.40%	0.10%	to	1.50%	-1.54%	to	-0.43%
2014		276	$13.76	to	$15.40	$3,909	2.12%	0.35%	to	1.50%	3.99%	to	5.22%
2013		255	$13.13	to	$14.70	$3,450	2.22%	0.35%	to	1.50%	14.56%	to	15.90%
2012		219	$11.36	to	$12.73	$2,664	2.61%	0.35%	to	1.50%	11.81%	to	12.99%
Voya Solution 2035 Portfolio - Service Class
2016		475	$14.78	to	$16.80	$7,192	1.97%	0.10%	to	1.25%	4.97%	to	6.11%
2015		490	$14.01	to	$15.93	$7,035	3.12%	0.10%	to	1.25%	-1.76%	to	-0.54%
2014		476	$14.18	to	$15.37	$6,894	2.01%	0.10%	to	1.25%	4.34%	to	5.29%
2013		444	$13.51	to	$15.38	$6,162	1.91%	0.35%	to	1.50%	18.89%	to	19.98%
2012		368	$11.30	to	$12.87	$4,430	2.07%	0.35%	to	1.25%	13.67%	to	14.64%
Voya Solution 2045 Portfolio - Service Class
2016		362	$14.86	to	$17.23	$5,515	1.67%	0.10%	to	1.50%	4.85%	to	6.29%
2015		284	$14.06	to	$16.32	$4,076	3.07%	0.10%	to	1.50%	-2.46%	to	-1.07%
2014		225	$14.30	to	$16.60	$3,274	1.70%	0.10%	to	1.50%	4.54%	to	5.38%
2013		195	$13.57	to	$15.76	$2,739	1.64%	0.70%	to	1.50%	21.56%	to	22.58%
2012		154	$11.07	to	$12.87	$1,784	1.93%	0.70%	to	1.50%	13.76%	to	14.72%
Voya Solution Income Portfolio - Service Class
2016		194	$13.72	to	$15.00	$2,784	1.13%	0.10%	to	1.50%	2.92%	to	4.32%
2015		228	$13.22	to	$14.47	$3,158	1.50%	0.10%	to	1.50%		-1.40%
2014		76	$13.30	to	$14.56	$1,099	2.52%	0.10%	to	1.25%	4.44%	to	4.97%
2013		83	$12.67	to	$13.88	$1,127	3.10%	0.70%	to	1.25%	5.64%	to	6.29%
2012		93	$11.92	to	$13.07	$1,197	5.11%	0.70%	to	1.25%	8.45%	to	9.01%
Voya Solution Moderately Aggressive Portfolio - Service Class
2016		16	$10.01	to	$10.08	$161	1.33%	0.95%	to	1.40%	4.71%	to	5.22%
2015	8/14/2015	20	$9.56	to	$9.58	$189	(c)	0.95%	to	1.40%		(c)
2014		(c)		(c)		(c)	(c)		(c)			(c)
2013		(c)		(c)		(c)	(c)		(c)			(c)
2012		(c)		(c)		(c)	(c)		(c)			(c)

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® American Century Small-Mid Cap Value Portfolio - Service Class
2016		112	$25.01	to	$39.91	$3,148	1.20%	0.10%	to	1.50%	22.22%	to	23.95%
2015		127	$20.31	to	$32.48	$2,823	1.60%	0.10%	to	1.25%	-2.93%	to	-1.84%
2014		138	$20.81	to	$33.37	$3,190	1.21%	0.10%	to	1.50%	10.79%	to	12.08%
2013		123	$18.63	to	$29.95	$2,769	1.16%	0.35%	to	1.50%	29.71%	to	30.86%
2012		104	$14.28	to	$23.02	$1,878	1.11%	0.35%	to	1.25%	14.91%	to	15.94%
VY® Baron Growth Portfolio - Service Class
2016		185	$14.84	to	$33.84	$3,799	—	0.10%	to	1.50%	3.77%	to	5.24%
2015		245	$14.29	to	$32.43	$4,849	0.23%	0.10%	to	1.50%	-6.43%	to	-5.12%
2014		293	$15.26	to	$34.48	$6,303	0.07%	0.10%	to	1.50%	2.77%	to	3.59%
2013		359	$14.84	to	$33.36	$7,548	1.29%	0.70%	to	1.50%	36.82%	to	37.91%
2012		258	$10.84	to	$24.25	$4,561	—	0.70%	to	1.50%	17.89%	to	18.82%
VY® Columbia Contrarian Core Portfolio - Service Class
2016		88	$16.12	to	$21.17	$1,564	3.37%	0.10%	to	1.50%	6.75%	to	8.29%
2015		135	$15.08	to	$19.68	$2,297	0.88%	0.10%	to	1.50%	1.46%	to	2.92%
2014		150	$14.85	to	$22.46	$2,473	0.79%	0.10%	to	1.50%	11.13%	to	12.03%
2013		176	$13.35	to	$20.10	$2,612	1.41%	0.70%	to	1.50%	32.73%	to	33.85%
2012		182	$10.05	to	$15.06	$2,062	0.29%	0.70%	to	1.50%	10.60%	to	11.44%
VY® Columbia Small Cap Value II Portfolio - Service Class
2016		30	$17.87	to	$21.82	$573	0.19%	0.10%	to	1.50%	21.90%	to	23.56%
2015		48	$14.66	to	$17.66	$744	0.28%	0.10%	to	1.50%	-4.43%	to	-3.02%
2014		42	$15.46	to	$18.21	$683	0.15%	0.10%	to	1.40%	2.86%	to	3.63%
2013		40	$15.03	to	$17.37	$621	0.96%	0.70%	to	1.40%	38.02%	to	38.93%
2012		38	$10.89	to	$11.38	$419	0.23%	0.75%	to	1.40%	12.62%	to	13.35%
VY® Invesco Comstock Portfolio - Service Class
2016		34	$19.64	to	$23.72	$724	1.94%	0.10%	to	1.50%	16.00%	to	17.68%
2015		60	$16.79	to	$22.86	$1,087	2.12%	0.10%	to	1.50%	-7.34%	to	-6.07%
2014		75	$17.99	to	$24.55	$1,459	2.04%	0.10%	to	1.50%	7.51%	to	8.37%
2013		68	$16.60	to	$22.71	$1,289	0.84%	0.70%	to	1.50%	33.00%	to	34.09%
2012		58	$12.38	to	$16.98	$862	1.19%	0.70%	to	1.50%	16.82%	to	17.79%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® Invesco Equity and Income Portfolio - Initial Class
2016		3,365	$18.75	to	$20.88	$67,371	1.93%	0.10%	to	1.50%	13.56%	to	15.17%
2015		3,908	$16.38	to	$18.25	$68,652	2.18%	0.10%	to	1.75%	-3.75%	to	-2.16%
2014		4,454	$16.84	to	$18.78	$80,865	1.86%	0.10%	to	1.75%	7.05%	to	8.55%
2013		3,140	$15.56	to	$17.37	$52,976	1.40%	0.35%	to	1.75%	22.76%	to	24.59%
2012		3,462	$12.54	to	$14.03	$47,507	2.28%	0.35%	to	1.75%	10.85%	to	12.31%
VY® JPMorgan Mid Cap Value Portfolio - Service Class
2016		131	$22.61	to	$39.07	$3,693	0.66%	0.10%	to	1.50%	12.99%	to	14.57%
2015		140	$19.86	to	$34.39	$3,458	0.60%	0.10%	to	1.50%	-4.48%	to	-3.16%
2014		150	$20.62	to	$35.80	$3,877	0.87%	0.10%	to	1.50%	13.29%	to	14.57%
2013		134	$18.06	to	$31.44	$3,218	0.63%	0.35%	to	1.50%	29.54%	to	31.11%
2012		110	$13.83	to	$24.13	$2,176	0.74%	0.35%	to	1.50%	18.26%	to	19.63%
VY® Oppenheimer Global Portfolio - Initial Class
2016		3,075	$16.26	to	$20.00	$58,097	1.17%	0.10%	to	1.90%	-1.71%	to	0.12%
2015		3,564	$16.34	to	$20.15	$67,773	1.50%	0.10%	to	1.90%	2.19%	to	4.06%
2014		3,939	$15.80	to	$19.54	$72,781	1.15%	0.10%	to	1.90%	0.34%	to	1.95%
2013		4,579	$15.55	to	$19.28	$83,809	1.35%	0.35%	to	1.90%	24.68%	to	26.69%
2012		5,210	$12.32	to	$15.31	$77,309	1.28%	0.35%	to	1.90%	19.40%	to	21.26%
VY® Pioneer High Yield Portfolio - Initial Class
2016		718	$18.15	to	$20.80	$13,417	5.15%	0.10%	to	1.50%	12.61%	to	14.17%
2015		778	$16.11	to	$18.33	$12,897	5.37%	0.10%	to	1.50%	-6.06%	to	-4.73%
2014		901	$16.81	to	$19.37	$15,880	5.04%	0.10%	to	1.75%	-1.41%	to	-0.36%
2013		1,012	$17.05	to	$19.44	$17,988	4.97%	0.70%	to	1.75%	10.36%	to	11.54%
2012		1,074	$15.45	to	$17.44	$17,097	6.01%	0.70%	to	1.75%	14.19%	to	15.46%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
2016		1,621	$20.77	to	$25.88	$39,497	0.30%	0.10%	to	1.50%	5.84%	to	7.33%
2015		1,863	$19.48	to	$24.32	$42,681	—	0.10%	to	1.50%	0.46%	to	1.89%
2014		2,048	$19.22	to	$24.07	$46,522	0.26%	0.10%	to	1.50%	10.18%	to	11.48%
2013		2,349	$17.31	to	$21.73	$48,397	0.29%	0.35%	to	1.75%	32.79%	to	34.73%
2012		2,619	$12.90	to	$16.23	$41,061	0.50%	0.35%	to	1.75%	14.15%	to	15.68%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
2016		816	$17.29	to	$55.52	$31,534	—	0.10%	to	1.50%	0.00%	to	1.37%
2015		1,026	$17.28	to	$55.47	$38,458	—	0.10%	to	1.50%	9.16%	to	10.72%
2014		1,034	$15.81	to	$50.77	$37,050	—	0.10%	to	1.50%	7.08%	to	8.31%
2013		1,072	$14.76	to	$47.38	$37,679	0.02%	0.35%	to	1.50%	37.20%	to	38.78%
2012		1,093	$10.75	to	$34.50	$29,888	0.16%	0.35%	to	1.50%	17.13%	to	18.53%
VY® Templeton Foreign Equity Portfolio - Initial Class
2016		1,084	$8.88	to	$11.54	$10,552	3.23%	0.10%	to	1.90%	-0.11%	to	1.67%
2015		1,331	$8.89	to	$11.35	$12,870	4.09%	0.10%	to	1.90%	-5.22%	to	-3.40%
2014		1,468	$9.38	to	$11.75	$14,838	2.50%	0.10%	to	1.90%	-8.31%	to	-6.94%
2013		1,607	$10.23	to	$12.52	$17,537	1.46%	0.35%	to	1.90%	17.99%	to	19.83%
2012		1,929	$8.67	to	$10.34	$17,443	1.57%	0.35%	to	1.90%	16.53%	to	18.44%
Voya Strategic Allocation Conservative Portfolio - Class I
2016		226	$14.81	to	$27.53	$5,311	2.98%	0.10%	to	1.50%	4.10%	to	5.60%
2015		273	$14.11	to	$26.24	$6,108	3.36%	0.10%	to	1.50%	-1.69%	to	-0.27%
2014		290	$14.24	to	$26.50	$6,582	2.63%	0.10%	to	1.50%	5.05%	to	6.26%
2013		348	$13.45	to	$25.04	$7,505	2.52%	0.35%	to	1.50%	10.41%	to	11.34%
2012		357	$12.08	to	$22.50	$6,993	2.74%	0.70%	to	1.50%	10.68%	to	11.54%
Voya Strategic Allocation Growth Portfolio - Class I
2016		349	$12.47	to	$29.83	$7,200	2.70%	0.10%	to	2.25%	4.53%	to	6.82%
2015		465	$11.93	to	$28.11	$8,840	2.65%	0.10%	to	2.25%	-3.40%	to	-1.25%
2014		474	$12.35	to	$28.66	$9,374	2.07%	0.10%	to	2.25%	4.22%	to	6.14%
2013		474	$11.85	to	$27.09	$9,730	1.65%	0.35%	to	2.25%	19.70%	to	22.04%
2012		421	$9.90	to	$22.30	$7,948	1.54%	0.35%	to	2.25%	12.37%	to	14.57%
Voya Strategic Allocation Moderate Portfolio - Class I
2016		361	$12.94	to	$28.47	$7,871	2.64%	0.35%	to	2.25%	4.27%	to	6.32%
2015		383	$12.41	to	$26.90	$7,962	2.96%	0.10%	to	2.25%	-2.82%	to	-0.67%
2014		463	$12.77	to	$27.26	$9,616	2.41%	0.10%	to	2.25%	4.33%	to	6.29%
2013		499	$12.24	to	$25.74	$10,224	2.12%	0.35%	to	2.25%	13.97%	to	16.22%
2012		530	$10.74	to	$22.25	$9,615	2.15%	0.35%	to	2.25%	11.07%	to	13.23%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Growth and Income Portfolio - Class A
2016		90		$16.89		$1,520	1.54%		1.25%			7.85%
2015		97		$15.66		$1,517	1.50%		1.25%			-3.03%
2014		112		$16.15		$1,814	1.53%		1.25%			8.83%
2013		124		$14.84		$1,846	0.87%		1.25%			28.48%
2012		138		$11.55		$1,591	1.38%		1.25%			13.79%
Voya Growth and Income Portfolio - Class I
2016		6,158	$11.59	to	$500.21	$209,483	1.94%	0.10%	to	2.25%	7.31%	to	9.67%
2015		6,987	$10.80	to	$459.99	$215,524	1.97%	0.10%	to	2.25%	-3.57%	to	-1.52%
2014		8,057	$11.20	to	$471.05	$244,610	1.94%	0.10%	to	2.25%	8.21%	to	10.32%
2013		8,983	$10.35	to	$429.48	$248,811	1.36%	0.35%	to	2.25%	27.78%	to	30.26%
2012		8,089	$8.10	to	$331.80	$198,559	1.82%	0.35%	to	2.25%	13.29%	to	15.30%
Voya Emerging Markets Index Portfolio - Class I
2016		8	$8.69	to	$8.96	$71	2.87%	0.10%	to	1.25%	9.17%	to	10.48%
2015		4	$7.96	to	$8.11	$31	12.12%	0.10%	to	1.25%		—
2014	8/5/2014	—		$9.59		$2	(b)		0.10%			(b)
2013		(b)		(b)		(b)	(b)		(b)			(b)
2012		(b)		(b)		(b)	(b)		(b)			(b)
Voya Euro STOXX 50® Index Portfolio - Class I
2016		4		$10.11		$43	0.11%		0.75%			—
2015		4		$10.11		$44	2.22%		0.75%			-4.98%
2014		4		$10.64		$46	4.35%		0.75%			-9.83%
2013		4		$11.80		$46	4.65%		0.75%			25.13%
2012		4		$9.43		$40	5.41%		0.75%			21.52%
Voya Global Equity Portfolio - Class I
2016		226	$9.72	to	$10.00	$2,225	2.79%	0.10%	to	1.50%	4.40%	to	5.93%
2015	3/9/2015	288	$9.31	to	$9.44	$2,698	(c)	0.10%	to	1.50%		(c)
2014		(c)		(c)		(c)	(c)		(c)			(c)
2013		(c)		(c)		(c)	(c)		(c)			(c)
2012		(c)		(c)		(c)	(c)		(c)			(c)

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Global Equity Portfolio - Class S
2016		101	$9.55	to	$9.66	$972	2.60%	0.95%	to	1.40%	4.26%	to	4.79%
2015	3/9/2015	119	$9.16	to	$9.25	$1,090	(c)	0.95%	to	1.40%		(c)
2014		(c)		(c)		(c)	(c)		(c)			(c)
2013		(c)		(c)		(c)	(c)		(c)			(c)
2012		(c)		(c)		(c)	(c)		(c)			(c)
Voya Index Plus LargeCap Portfolio - Class I
2016		2,447	$13.69	to	$38.01	$58,987	1.67%	0.10%	to	2.25%	7.80%	to	10.21%
2015		2,793	$12.70	to	$34.72	$61,663	1.62%	0.10%	to	2.25%	-1.40%	to	0.71%
2014		3,091	$12.85	to	$34.69	$68,972	1.48%	0.10%	to	2.25%	11.32%	to	13.41%
2013		3,587	$11.49	to	$30.70	$71,271	1.85%	0.35%	to	2.25%	30.00%	to	32.49%
2012		4,010	$8.79	to	$23.27	$62,530	1.68%	0.35%	to	2.25%	11.81%	to	14.01%
Voya Index Plus MidCap Portfolio - Class I
2016		258	$20.71	to	$47.04	$7,291	0.94%	0.10%	to	1.50%	16.37%	to	18.06%
2015		293	$17.65	to	$40.14	$6,902	1.00%	0.10%	to	1.50%	-3.25%	to	-1.90%
2014		328	$18.10	to	$41.20	$7,906	0.82%	0.10%	to	1.50%	7.93%	to	9.18%
2013		357	$16.64	to	$37.90	$8,351	1.34%	0.35%	to	1.50%	32.57%	to	34.07%
2012		374	$12.45	to	$28.40	$9,658	0.92%	0.35%	to	1.50%	15.93%	to	17.30%
Voya Index Plus SmallCap Portfolio - Class I
2016		159	$21.85	to	$35.94	$4,216	0.80%	0.10%	to	1.50%	25.41%	to	27.20%
2015		173	$17.28	to	$28.45	$3,613	0.95%	0.10%	to	1.50%	-4.66%	to	-3.30%
2014		193	$17.98	to	$29.63	$4,193	0.59%	0.10%	to	1.50%	3.87%	to	5.07%
2013		216	$17.17	to	$28.33	$4,581	0.93%	0.35%	to	1.50%	40.56%	to	42.22%
2012		186	$12.12	to	$20.01	$3,348	0.61%	0.35%	to	1.50%	10.71%	to	11.98%
Voya International Index Portfolio - Class I
2016		773	$8.79	to	$16.82	$11,111	3.06%	0.10%	to	1.75%	-0.94%	to	0.73%
2015		868	$8.66	to	$16.84	$12,589	3.20%	0.10%	to	1.75%	-2.63%	to	-1.00%
2014		921	$8.87	to	$17.16	$14,009	1.15%	0.10%	to	1.75%	-7.56%	to	-6.56%
2013		580	$9.57	to	$18.41	$8,699	2.27%	0.70%	to	1.75%	19.33%	to	20.59%
2012		627	$8.00	to	$15.31	$7,856	2.86%	0.70%	to	1.75%	16.65%	to	17.88%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya International Index Portfolio - Class S
2016		2		$14.71		$28	1.28%		1.25%			-0.68%
2015		1		$14.81		$9	5.00%		1.25%			-2.31%
2014		7		$15.16		$111	0.82%		1.25%			-7.39%
2013		8		$16.37		$134	—		1.25%			19.66%
2012		1		$13.68		$16	4.00%		1.25%			17.02%
Voya Russell™ Large Cap Growth Index Portfolio - Class I
2016		1,002	$22.86	to	$29.02	$25,032	1.25%	0.10%	to	1.75%	4.70%	to	6.46%
2015		1,134	$21.62	to	$27.26	$26,934	1.18%	0.10%	to	1.75%	5.75%	to	7.49%
2014		1,259	$20.24	to	$25.36	$28,067	1.28%	0.10%	to	1.75%	11.08%	to	12.33%
2013		1,444	$18.03	to	$22.32	$28,735	1.46%	0.70%	to	1.75%	29.68%	to	31.06%
2012		1,669	$13.76	to	$16.58	$25,455	1.21%	0.70%	to	1.75%	12.48%	to	13.72%
Voya Russell™ Large Cap Index Portfolio - Class I
2016		663	$16.30	to	$27.17	$16,274	1.85%	0.10%	to	2.25%	8.47%	to	10.83%
2015		731	$14.92	to	$24.72	$16,537	1.69%	0.10%	to	2.25%	-0.18%	to	1.98%
2014		791	$14.83	to	$24.45	$17,991	1.58%	0.10%	to	2.25%	10.42%	to	12.10%
2013		844	$13.33	to	$21.86	$17,423	1.62%	0.70%	to	2.25%	29.12%	to	31.14%
2012		907	$10.25	to	$16.71	$14,334	2.54%	0.70%	to	2.25%	12.97%	to	14.70%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2016		2,566	$11.05	to	$25.37	$38,918	1.58%	0.10%	to	1.75%	13.58%	to	15.55%
2015		2,927	$9.70	to	$22.15	$39,307	0.49%	0.10%	to	1.75%	-5.15%	to	-3.56%
2014		324	$10.89	to	$23.18	$7,158	1.56%	0.10%	to	1.75%	10.43%	to	11.62%
2013		385	$16.69	to	$20.81	$7,738	1.70%	0.75%	to	1.75%	29.56%	to	30.90%
2012		473	$12.75	to	$15.94	$7,317	1.90%	0.75%	to	1.75%	14.18%	to	15.28%
Voya Russell™ Large Cap Value Index Portfolio - Class S
2016		47	$24.04	to	$24.33	$1,136	1.49%	1.25%	to	1.40%	13.66%	to	13.90%
2015		62	$21.15	to	$21.36	$1,308	1.34%	1.25%	to	1.40%	-5.11%	to	-4.98%
2014		81	$22.29	to	$22.48	$1,817	1.38%	1.25%	to	1.40%	10.68%	to	10.79%
2013		75	$20.14	to	$20.29	$1,517	1.43%	1.25%	to	1.40%	29.60%	to	29.81%
2012		82	$15.54	to	$15.63	$1,276	1.72%	1.25%	to	1.40%	14.35%	to	14.51%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
2016		36	$26.02	to	$29.08	$980	0.68%	0.10%	to	1.50%	5.26%	to	6.68%
2015		42	$24.72	to	$26.61	$1,090	0.74%	0.70%	to	1.50%	-2.29%	to	-1.51%
2014		60	$25.30	to	$27.09	$1,595	0.15%	0.70%	to	1.50%	9.48%	to	10.34%
2013		45	$23.11	to	$24.63	$1,080	0.75%	0.70%	to	1.50%	32.89%	to	33.86%
2012		45	$17.39	to	$17.88	$795	0.29%	0.75%	to	1.50%	13.73%	to	14.69%
Voya Russell™ Mid Cap Index Portfolio - Class I
2016		73	$17.98	to	$23.41	$1,525	1.33%	0.10%	to	1.25%	12.02%	to	13.30%
2015		78	$16.05	to	$20.80	$1,451	1.19%	0.10%	to	1.25%	-4.01%	to	-2.89%
2014		81	$16.72	to	$21.57	$1,582	0.59%	0.10%	to	1.25%	11.24%	to	11.90%
2013		47	$15.03	to	$19.28	$789	0.96%	0.70%	to	1.25%	32.54%	to	33.28%
2012		55	$11.34	to	$14.48	$667	1.03%	0.75%	to	1.25%	15.60%	to	16.21%
Voya Russell™ Small Cap Index Portfolio - Class I
2016		62	$18.88	to	$22.85	$1,287	1.33%	0.10%	to	1.25%	19.57%	to	21.01%
2015		81	$15.79	to	$19.01	$1,385	1.20%	0.10%	to	1.25%	-5.73%	to	-4.63%
2014		80	$16.75	to	$20.06	$1,447	0.95%	0.10%	to	1.25%	3.65%	to	4.15%
2013		63	$16.16	to	$19.26	$1,082	1.36%	0.75%	to	1.25%	37.07%	to	37.71%
2012		67	$11.79	to	$13.99	$831	0.71%	0.75%	to	1.25%	14.58%	to	15.17%
Voya Small Company Portfolio - Class I
2016		567	$22.08	to	$63.62	$25,664	0.43%	0.10%	to	1.90%	22.12%	to	24.33%
2015		650	$17.86	to	$51.49	$23,383	0.51%	0.10%	to	1.90%	-2.63%	to	-0.84%
2014		739	$18.13	to	$52.29	$27,287	0.35%	0.10%	to	1.90%	4.49%	to	6.16%
2013		854	$17.14	to	$49.45	$30,613	0.51%	0.35%	to	1.90%	35.18%	to	37.30%
2012		927	$12.53	to	$36.16	$25,858	0.41%	0.35%	to	1.90%	12.32%	to	14.13%
Voya U.S. Bond Index Portfolio - Class I
2016		100	$11.85	to	$13.76	$1,262	2.57%	0.10%	to	1.50%	0.85%	to	2.23%
2015		101	$11.67	to	$13.46	$1,249	2.32%	0.10%	to	1.50%	-1.25%	to	0.15%
2014		114	$11.73	to	$13.44	$1,425	1.80%	0.10%	to	1.50%	4.17%	to	4.98%
2013		106	$11.18	to	$12.65	$1,240	1.95%	0.70%	to	1.50%	-4.01%	to	-3.24%
2012		101	$11.56	to	$12.66	$1,220	1.66%	0.70%	to	1.50%	2.31%	to	3.12%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya MidCap Opportunities Portfolio - Class I
2016		255	$13.06	to	$28.94	$4,907	—	0.10%	to	1.75%	5.41%	to	7.14%
2015		305	$12.39	to	$27.18	$5,451	—	0.10%	to	1.75%	-1.27%	to	0.43%
2014		334	$12.55	to	$27.24	$5,968	0.39%	0.10%	to	1.75%	6.90%	to	8.45%
2013		401	$11.74	to	$32.78	$6,779	0.05%	0.35%	to	1.75%	29.99%	to	31.05%
2012		102	$14.14	to	$19.25	$1,899	0.53%	0.70%	to	1.50%	12.78%	to	13.39%
Voya MidCap Opportunities Portfolio - Class S
2016		151	$14.47	to	$24.30	$3,181	—	0.95%	to	1.40%	5.50%	to	5.97%
2015		151	$13.71	to	$22.93	$3,014	—	0.95%	to	1.40%	-1.15%	to	-0.69%
2014		151	$13.87	to	$23.09	$3,108	0.35%	0.95%	to	1.40%	7.01%	to	7.55%
2013		195	$12.96	to	$21.47	$3,805	—	0.95%	to	1.40%	29.85%	to	30.44%
2012		219	$9.98	to	$16.46	$3,372	0.41%	0.95%	to	1.40%	12.26%	to	12.82%
Voya SmallCap Opportunities Portfolio - Class I
2016		94	$18.81	to	$33.57	$2,040	—	0.10%	to	1.25%	12.03%	to	13.31%
2015		85	$16.79	to	$29.89	$1,647	—	0.10%	to	1.25%	-2.16%	to	-1.02%
2014		61	$17.16	to	$30.45	$1,175	—	0.10%	to	1.25%	4.32%	to	4.88%
2013		67	$16.45	to	$29.11	$1,196	—	0.70%	to	1.25%	37.31%	to	38.02%
2012		71	$11.98	to	$21.13	$898	—	0.70%	to	1.25%	13.77%	to	14.42%
Voya SmallCap Opportunities Portfolio - Class S
2016		149	$16.09	to	$18.04	$2,532	—	0.95%	to	1.40%	11.50%	to	11.98%
2015		138	$14.43	to	$16.11	$2,107	—	0.95%	to	1.40%	-2.52%	to	-2.07%
2014		164	$14.80	to	$16.45	$2,559	—	0.95%	to	1.40%	3.83%	to	4.38%
2013		197	$14.25	to	$15.76	$2,973	—	0.95%	to	1.45%	36.73%	to	37.40%
2012		208	$10.42	to	$11.47	$2,297	—	0.95%	to	1.45%	13.19%	to	13.79%
Wanger International
2016		164	$11.15	to	$14.11	$2,037	1.17%	0.10%	to	1.50%	-2.87%	to	-1.47%
2015		169	$11.48	to	$14.32	$2,155	1.49%	0.10%	to	1.50%		-1.37%
2014		188	$11.64	to	$14.32	$2,421	1.52%	0.10%	to	1.50%	-5.83%	to	-5.06%
2013		196	$12.36	to	$14.91	$2,587	2.73%	0.70%	to	1.50%	20.59%	to	21.45%
2012		163	$10.25	to	$11.89	$1,742	1.22%	0.70%	to	1.50%	19.74%	to	20.71%

VARIABLE ANNUINTY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Wanger Select
2016		99	$17.53	to	$24.94	$2,113	0.16%	0.10%	to	1.50%	11.67%	to	13.26%
2015		119	$15.57	to	$22.17	$2,219	—	0.10%	to	1.50%	-1.22%	to	0.18%
2014		151	$15.64	to	$22.28	$2,770	—	0.10%	to	1.50%	1.58%	to	2.42%
2013		141	$15.27	to	$21.76	$2,884	0.29%	0.70%	to	1.50%	32.55%	to	33.60%
2012		163	$11.43	to	$16.29	$2,636	0.44%	0.70%	to	1.50%	16.74%	to	17.59%
Wanger USA
2016		47	$20.36	to	$26.05	$1,054	—	0.10%	to	1.50%	12.01%	to	13.55%
2015		51	$18.04	to	$23.09	$1,015	—	0.10%	to	1.50%	-2.08%	to	-0.68%
2014		—	$18.28	to	$23.40	$1,013	—	0.10%	to	1.50%	3.20%	to	4.10%
2013		60	$17.56	to	$22.50	$1,247	0.09%	0.70%	to	1.50%	31.80%	to	32.83%
2012		53	$13.22	to	$16.95	$880	0.38%	0.70%	to	1.50%	18.15%	to	19.11%

(a)	As investment Division had no investments until 2012, this data is not meaningful and is therefore not presented.
(b)	As investment Division had no investments until 2014, this data is not meaningful and is therefore not presented.
(c)	As investment Division had no investments until 2015, this data is not meaningful and is therefore not presented.

A	The Fund Inception Date represents the first date the fund received money.
B
The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investments income is determined by the timing of declaration of dividends by the underlaying fund in which the Division invests.

C
The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense, administrative, and other charges, as defined in the Charges and Fees note. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

D
Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)

C-1

Report of Independent Registered Public Accounting Firm

The Board of Directors
Voya Retirement Insurance and Annuity Company

We have audited the accompanying consolidated balance sheets of Voya Retirement Insurance and Annuity Company and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Voya Retirement Insurance and Annuity Company and subsidiaries at December 31, 2016 and 2015, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
March 16, 2017

C-2

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2016 and 2015
(In millions, except share and per share data)

	As of December 31,
	2016	2015
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $22,364.8 as of 2016 and $20,747.1 as of 2015)	$23,169.9	$21,211.6
Fixed maturities, at fair value using the fair value option	957.2	798.0
Equity securities, available-for-sale, at fair value (cost of $67.1 as of 2016 and $116.7 as of 2015)	82.3	131.3
Short-term investments	32.9	—
Mortgage loans on real estate, net of valuation allowance of $1.1 as of 2016 and $1.2 as of 2015	4,254.5	3,729.1
Policy loans	218.9	229.8
Limited partnerships/corporations	347.8	298.5
Derivatives	470.8	450.3
Securities pledged (amortized cost of $692.8 as of 2016 and $252.3 as of 2015)	767.9	249.2
Total investments	30,302.2	27,097.8
Cash and cash equivalents	561.0	661.1
Short-term investments under securities loan agreements, including collateral delivered	378.8	241.5
Accrued investment income	301.5	295.3
Premiums receivable and reinsurance recoverable	1,633.7	1,838.8
Deferred policy acquisition costs, Value of business acquired and Sales inducements to contract owners	1,028.5	1,244.7
Notes receivable from affiliate	175.0	175.0
Current income tax recoverable	0.7	10.5
Due from affiliates	56.4	56.0
Property and equipment	67.7	71.3
Other assets	159.2	167.0
Assets held in separate accounts	61,980.7	58,910.6
Total assets	$96,645.4	$90,769.6

The accompanying notes are an integral part of these Consolidated Financial Statements.

C-3

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2016 and 2015
(In millions, except share and per share data)

	As of December 31,
	2016	2015
Liabilities and Shareholder's Equity
Future policy benefits and contract owner account balances	$29,578.1	$27,068.0
Payable for securities purchased	7.7	52.5
Payables under securities loan agreements, including collateral held	648.5	541.3
Long-term debt	4.9	4.9
Due to affiliates	162.1	132.2
Derivatives	172.9	115.1
Deferred income taxes	222.8	133.0
Other liabilities	491.4	443.0
Liabilities related to separate accounts	61,980.7	58,910.6
Total liabilities	93,269.1	87,400.6

Commitments and Contingencies (Note 13)

Shareholder's equity:
Common stock (100,000 shares authorized, 55,000 issued and outstanding as of 2016 and 2015; $50 par value per share)	2.8	2.8
Additional paid-in capital	2,994.4	3,272.6
Accumulated other comprehensive income (loss)	559.5	386.8
Retained earnings (deficit)	(180.4)	(293.2)
Total shareholder's equity	3,376.3	3,369.0
Total liabilities and shareholder's equity	$96,645.4	$90,769.6

The accompanying notes are an integral part of these Consolidated Financial Statements.

C-4

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Operations
For the Years Ended December 31, 2016, 2015 and 2014
(In millions)

	Year Ended December 31,
	2016	2015	2014
Revenues:
Net investment income	$1,500.6	$1,409.8	$1,389.4
Fee income	724.6	765.3	784.1
Premiums	870.2	657.1	88.8
Broker-dealer commission revenue	175.4	229.7	244.9
Net realized capital gains (losses):
Total other-than-temporary impairments	(19.0)	(44.7)	(7.1)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	0.4	1.2	—
Net other-than-temporary impairments recognized in earnings	(19.4)	(45.9)	(7.1)
Other net realized capital gains (losses)	(193.8)	(231.3)	(132.5)
Total net realized capital gains (losses)	(213.2)	(277.2)	(139.6)
Other revenue	(1.4)	(1.6)	4.4
Total revenues	3,056.2	2,783.1	2,372.0
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	1,764.6	1,422.3	927.8
Operating expenses	815.5	772.5	783.9
Broker-dealer commission expense	175.4	229.7	244.9
Net amortization of Deferred policy acquisition costs and Value of business acquired	166.5	132.6	109.2
Total benefits and expenses	2,922.0	2,557.1	2,065.8
Income (loss) before income taxes	134.2	226.0	306.2
Income tax expense (benefit)	21.4	52.8	74.5
Net income (loss)	$112.8	$173.2	$231.7

The accompanying notes are an integral part of these Consolidated Financial Statements.

C-5

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Comprehensive Income
For the Years Ended December 31, 2016, 2015 and 2014
(In millions)

	Year Ended December 31,
	2016	2015	2014
Net income (loss)	$112.8	$173.2	$231.7
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	257.8	(693.4)	531.8
Other-than-temporary impairments	8.7	2.8	5.1
Pension and other postretirement benefits liability	(1.4)	(2.3)	(2.2)
Other comprehensive income (loss), before tax	265.1	(692.9)	534.7
Income tax expense (benefit) related to items of other comprehensive income (loss)	92.4	(238.2)	188.6
Other comprehensive income (loss), after tax	172.7	(454.7)	346.1
Comprehensive income (loss)	$285.5	$(281.5)	$577.8

The accompanying notes are an integral part of these Consolidated Financial Statements.

C-6

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Changes in Shareholder's Equity
For the Years Ended December 31, 2016, 2015 and 2014
(In millions)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Shareholder's Equity
Balance at January 1, 2014	$2.8	$3,953.3	$495.4	$(698.1)	$3,753.4
Comprehensive income (loss):
Net income (loss)	—	—	—	231.7	231.7
Other comprehensive income (loss), after tax	—	—	346.1	—	346.1
Total comprehensive income (loss)					577.8
Dividends paid and distributions of capital	—	(371.0)	—	—	(371.0)
Employee related benefits	—	1.6	—	—	1.6
Balance as of December 31, 2014	2.8	3,583.9	841.5	(466.4)	3,961.8
Comprehensive income (loss):
Net income (loss)	—	—	—	173.2	173.2
Other comprehensive income (loss), after tax	—	—	(454.7)	—	(454.7)
Total comprehensive income (loss)					(281.5)
Dividends paid and distributions of capital	—	(321.0)	—	—	(321.0)
Employee related benefits	—	9.7	—	—	9.7
Balance as of December 31, 2015	2.8	3,272.6	386.8	(293.2)	3,369.0
Comprehensive income (loss):
Net income (loss)	—	—	—	112.8	112.8
Other comprehensive income (loss), after tax	—	—	172.7	—	172.7
Total comprehensive income (loss)					285.5
Dividends paid and distributions of capital	—	(278.0)	—	—	(278.0)
Employee related benefits	—	(0.2)	—	—	(0.2)
Balance as of December 31, 2016	$2.8	$2,994.4	$559.5	$(180.4)	$3,376.3

The accompanying notes are an integral part of these Consolidated Financial Statements.

C-7

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2016, 2015 and 2014
(In millions)

	Year Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities:
Net income (loss)	$112.8	$173.2	$231.7
Adjustments to reconcile Net income (loss) to Net cash provided by operating activities:
Capitalization of deferred policy acquisition costs, value of business acquired and sales inducements	(79.5)	(83.5)	(77.4)
Net amortization of deferred policy acquisition costs, value of business acquired and sales inducements	167.8	133.9	110.9
Net accretion/amortization of discount/premium	(0.7)	7.1	9.6
Future policy benefits, claims reserves and interest credited	1,288.6	1,193.5	616.7
Deferred income tax (benefit) expense	(2.6)	(1.3)	(11.2)
Net realized capital losses	213.2	277.2	139.6
Depreciation	3.6	3.6	3.6
Change in:
Accrued investment income	(6.2)	(10.1)	(0.2)
Premiums receivable and reinsurance recoverable	205.1	90.7	87.1
Other receivables and asset accruals	6.9	2.0	(59.0)
Due to/from affiliates	29.5	25.7	(8.2)
Other payables and accruals	126.5	(56.8)	71.0
Other, net	(11.1)	0.2	(10.6)
Net cash provided by operating activities	2,053.9	1,755.4	1,103.6
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	3,184.3	3,372.8	3,071.1
Equity securities, available-for-sale	49.3	17.4	14.1
Mortgage loans on real estate	375.3	557.2	504.6
Limited partnerships/corporations	70.8	47.8	43.9
Acquisition of:
Fixed maturities	(5,663.9)	(5,257.7)	(3,300.6)
Equity securities, available-for-sale	—	(28.0)	—
Mortgage loans on real estate	(900.5)	(773.3)	(621.3)
Limited partnerships/corporations	(113.2)	(95.7)	(103.1)
Derivatives, net	28.4	(46.7)	(25.2)
Policy loans, net	10.9	9.3	2.9
Short-term investments, net	(32.9)	241.5	(226.4)
Collateral received (delivered), net	(30.1)	8.1	163.1
Purchases of fixed assets, net	—	(0.1)	—
Net cash used in investing activities	(3,021.6)	(1,947.4)	(476.9)

The accompanying notes are an integral part of these Consolidated Financial Statements.

C-8

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2016, 2015 and 2014
(In millions)

	Year Ended December 31,
	2016	2015	2014
Cash Flows from Financing Activities:
Deposits received for investment contracts	$3,746.0	$3,195.1	$2,355.5
Maturities and withdrawals from investment contracts	(2,534.5)	(2,439.7)	(2,580.4)
Receipts on deposit contracts	—	—	124.7
Settlements on deposit contracts	(66.0)	(63.2)	(54.9)
Excess tax benefits on share-based compensation	0.1	0.7	1.7
Dividends paid and return of capital distribution	(278.0)	(321.0)	(371.0)
Net cash provided by (used in) financing activities	867.6	371.9	(524.4)
Net (decrease) increase in cash and cash equivalents	(100.1)	179.9	102.3
Cash and cash equivalents, beginning of period	661.1	481.2	378.9
Cash and cash equivalents, end of period	$561.0	$661.1	$481.2
Supplemental cash flow information:
Income taxes paid (received), net	$15.4	$54.2	$168.3
Interest paid	—	0.1	—

The accompanying notes are an integral part of these Consolidated Financial Statements.

C-9

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

1.    Business, Basis of Presentation and Significant Accounting Policies

Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, "the Company") provide financial products and services in the United States.  VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia and in Guam, Puerto Rico and the Virgin Islands.

Prior to May 2013, Voya Financial, Inc., together with its subsidiaries, including the Company was an indirect, wholly owned subsidiary of ING Groep N.V. ("ING Group" or "ING"), a global financial services holding company based in The Netherlands. In May 2013, Voya Financial, Inc. completed its initial public offering of common stock, including the issuance and sale of common stock by Voya Financial, Inc. and the sale of shares of common stock owned indirectly by ING Group. Between October 2013 and March 2015, ING Group completed the sale of its remaining shares of common stock of Voya Financial, Inc. in a series of registered public offerings. ING Group continues to hold certain warrants to purchase up to 26,050,846 shares of Voya Financial, Inc. common stock at an exercise price of $48.75, in each case subject to adjustments.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc.

The Company offers qualified and nonqualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as nonqualified deferred compensation plans and related services. The Company's products are offered primarily to employer-sponsored groups in the health care, government and education markets (collectively "tax exempt markets"), small to mid-sized corporations and individuals. The Company also provides stable value investment options, including separate account guaranteed investment contracts (e.g., GICs) and synthetic GICs, to institutional clients. Pension risk transfer group annuity solutions were previously offered to institutional plan sponsors who needed to transfer their defined benefit plan obligations to the Company. The Company discontinued sales of these solutions in late 2016 to better align business activities to the Company's priorities. The Company's products are generally distributed through pension professionals, independent agents and brokers, third-party administrators, banks, consultants, dedicated financial guidance, planning and advisory representatives associated with Voya Financial, Inc.'s retail broker-dealer, Voya Financial Advisors, Inc. ("Voya Financial Advisors").

Products offered by the Company include deferred and immediate (i.e., payout) annuity contracts. Company products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and record-keeping services, participant education, and retirement readiness planning tools along with a variety of investment options, including proprietary and non-proprietary mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. Stable value products are also provided to institutional plan sponsors where we may or may not be providing other employer sponsored products and services.

The Company has one operating segment.

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of VRIAC and its wholly owned subsidiaries, Voya Financial Partners, LLC ("VFP") and Directed Services LLC ("DSL"). Intercompany transactions and balances have been eliminated.

Certain immaterial reclassifications have been made to prior year financial information to conform to the current year classifications.

C-10

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability and/or contain significant accounting estimates:

•Reserves for future policy benefits;
•Deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA");
•Valuation of investments and derivatives;
•Impairments;
•Income taxes; and
•Contingencies.

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or nonperformance risk, including the Company's own credit risk. The estimate of fair value is the price that would be received to sell an asset or transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company uses a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company's fixed maturities and equity securities are currently designated as available-for-sale, except those accounted for using the fair value option ("FVO"). Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Accumulated other comprehensive income (loss) ("AOCI") and presented net of related changes in DAC, VOBA and Deferred income taxes. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

The Company has elected the FVO for certain of its fixed maturities to better match the measurement of assets and liabilities in the Consolidated Statements of Operations. Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out ("FIFO") basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income in the Consolidated Statements of Operations.

C-11

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class mortgage-backed securities ("MBS") and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Assets Held in Separate Accounts: Assets held in separate accounts are reported at the fair values of the underlying investments in the separate accounts. The underlying investments include mutual funds, short-term investments, cash and fixed maturities.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for losses. If a mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lower of either the present value of expected cash flows from the loan, discounted at the loan's original purchase yield, or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

Commercial loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made either to apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest.  Accrual of interest resumes after factors resulting in doubts about collectability have improved.

The Company records an allowance for probable losses incurred on non-impaired loans on an aggregate basis, rather than specifically identified probable losses incurred by individual loan.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

C-12

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests, which consists primarily of private equities and hedge funds. Generally, the Company records its share of earnings using a lag methodology, relying on the most recent financial information available, generally not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Securities Lending: The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial collateral, primarily cash, is required at a rate of 102% of the market value of the loaned securities. The lending agent retains the collateral and invests it in short-term liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss.

Impairments

The Company evaluates its available-for-sale general account investments quarterly to determine whether there has been an other-than-temporary decline in fair value below the amortized cost basis. This evaluation process entails considerable judgment and estimation. Factors considered in this analysis include, but are not limited to, the length of time and the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes and changes in ratings of the security. An extended and severe unrealized loss position on a fixed maturity may not have any impact on: (a) the ability of the issuer to service all scheduled interest and principal payments and (b) the evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, the Company gives greater weight and consideration to a decline in market value and the likelihood such market value decline will recover.

When assessing the Company's intent to sell a security, or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

When the Company has determined it has the intent to sell, or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis, and the fair value has declined below amortized cost ("intent impairment"), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations as an other-than-temporary impairment ("OTTI"). If the Company does not intend to sell the security, and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, but the Company has determined that there has been an other-than-temporary decline in fair value below the amortized cost basis, the OTTI is bifurcated into the amount representing the present value of the decrease in cash flows expected to be collected ("credit impairment") and the amount related to other factors ("noncredit impairment"). The credit impairment is recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations. The noncredit impairment is recorded in Other comprehensive income (loss).

The Company uses the following methodology and significant inputs to determine the amount of the OTTI credit loss:

•
When determining collectability and the period over which the value is expected to recover for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

C-13

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•
Additional considerations are made when assessing the unique features that apply to certain structured securities, such as subprime, Alt-A, non-agency RMBS, CMBS and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

•
When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenario-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates; and the overall macroeconomic conditions.

•
The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received, including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

In periods subsequent to the recognition of the credit related impairment components of OTTI on a fixed maturity, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into Net investment income over the remaining term of the fixed maturity in a prospective manner based on the amount and timing of estimated future cash flows.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement.

The Company enters into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk ("fair value hedge") or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•
Fair Value Hedge:  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

C-14

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•
Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction.  The ineffective portion of the derivative's change in value, if any, along with any of the derivative's change in value that is excluded from the assessment of hedge effectiveness, are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized currently in Other net realized capital gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Other net realized capital gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Other net realized capital gains (losses).

The Company also has investments in certain fixed maturities and has issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

In addition, the Company has entered into reinsurance agreements, accounted for under the deposit method, that contain embedded derivatives, the fair value of which is based on the change in the fair value of the underlying assets held in trust. The embedded derivatives within the reinsurance agreements are reported in Other liabilities on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation, and are included in Other assets on the Consolidated Balance Sheets. Expenditures for replacements and major improvements are capitalized; maintenance and repair expenditures are expensed as incurred. Depreciation on property and equipment is provided on a straight-line basis over the estimated useful lives of the assets, which generally range from 3 to 40 years, with the exception of land and artwork which are not depreciated. Depreciation expense is included in Operating expenses in the Consolidated Statements of Operations.

C-15

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization and interest. Capitalized costs are incremental, direct costs of contract acquisition and certain other costs related directly to successful acquisition activities. Such costs consist principally of commissions, underwriting, sales and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. VOBA represents the outstanding value of in-force business acquired and is subject to amortization and interest. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies. DAC and VOBA are adjusted for the impact of unrealized capital gains (losses) on investments, as if such gains (losses) have been realized, with corresponding adjustments included in AOCI.

Amortization Methodologies
The Company amortizes DAC and VOBA related to fixed and variable deferred annuity contracts over the estimated lives of the contracts in relation to the emergence of estimated gross profits. Assumptions as to mortality, persistency, interest crediting rates, fee income, returns associated with separate account performance, impact of hedge performance, expenses to administer the business and certain economic variables, such as inflation, are based on the Company's experience and overall capital markets. At each valuation date, estimated gross profits are updated with actual gross profits, and the assumptions underlying future estimated gross profits are evaluated for continued reasonableness. Adjustments to estimated gross profits require that amortization rates be revised retroactively to the date of the contract issuance ("unlocking").

Recoverability testing is performed for current issue year products to determine if gross profits are sufficient to cover DAC and VOBA, estimated benefits and related expenses. In subsequent years, the Company performs testing to assess the recoverability of DAC and VOBA on an annual basis, or more frequently if circumstances indicate a potential loss recognition issue exists. If DAC or VOBA are not deemed recoverable from future gross profits, charges will be applied against DAC or VOBA balances before an additional reserve is established.

Internal Replacements
Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC and VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC and VOBA related to the replaced contracts are written off to Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Assumptions
Changes in assumptions can have a significant impact on DAC and VOBA balances, amortization rates, reserve levels, and results of operations. Assumptions are management's best estimate of future outcome.

Several assumptions are considered significant in the estimation of gross profits associated with the Company's variable products. One significant assumption is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. The Company uses a reversion to the mean approach, which assumes that the market returns over the entire mean reversion period are consistent with a long-term level of equity market appreciation. The Company monitors market events and only changes the assumption when sustained deviations are expected. This methodology incorporates a 9% long-term equity return assumption, a 14% cap and a five-year look-forward period.

Other significant assumptions used in the estimation of gross profits for products with credited rates include interest rate spreads and credit losses. Estimated gross profits of variable annuity contracts are sensitive to estimated policyholder behavior assumptions, such as surrender, lapse and annuitization rates.

C-16

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Future Policy Benefits and Contract Owner Accounts

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations, including estimates of unpaid claims and claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The principal assumptions used to establish liabilities for future policy benefits are based on Company experience and periodically reviewed against industry standards. These assumptions include mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, investment returns, inflation, benefit utilization and expenses. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Reserves for payout contracts with life contingencies are equal to the present value of expected future payments. Assumptions as to interest rates, mortality and expenses are based on the Company's estimates of anticipated experience at the period the policy is sold or acquired, including a provision for adverse deviation. Such assumptions generally vary by annuity plan type, year of issue and policy duration. Interest rates used to calculate the present value of future benefits ranged from 1.0% to 6.5%.

Although assumptions are "locked-in" upon the issuance of payout contracts with life contingencies, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Contract Owner Account Balances
Contract owner account balances relate to investment-type contracts, as follows:

•
Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and ranged up to 4.8% for the years 2016, 2015 and 2014. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.

•
For fixed-indexed annuity contracts ("FIAs"), the aggregate initial liability is equal to the deposit received, plus a bonus, if applicable, and is split into a host component and an embedded derivative component. Thereafter, the host liability accumulates at a set interest rate, and the embedded derivative liability is recognized at fair value.

Product Guarantees and Additional Reserves
The Company calculates additional reserve liabilities for certain variable annuity guaranteed benefits and variable funding products. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

GMDB:    Reserves for annuity guaranteed minimum death benefits ("GMDB") are determined by estimating the value of expected benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Expected experience is based on a range of scenarios. Assumptions used, such as the long-term equity market return, lapse rate and mortality, are consistent with assumptions used in estimating gross profits for the purpose of amortizing DAC. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. Reserves for GMDB are recorded in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Changes in reserves for GMDB are reported in Interest credited and other benefits to contract owner/policyholders in the Consolidated Statements of Operations.

FIA: The Company issues FIAs that contain embedded derivatives that are measured at estimated fair value separately from the host contracts. Such embedded derivatives are recorded in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Changes in estimated fair value, that are not related to attributed fees or premiums collected or payments made, are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

C-17

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The estimated fair value of the embedded derivative in the FIA contracts is based on the present value of the excess of interest payments to the contract owners over the growth in the minimum guaranteed contract value. The excess interest payments are determined as the excess of projected index driven benefits over the projected guaranteed benefits. The projection horizon is over the anticipated life of the related contracts, which takes into account best estimate actuarial assumptions, such as partial withdrawals, full surrenders, deaths, annuitizations and maturities.

Stabilizer and MCG: Guaranteed credited rates give rise to an embedded derivative in the Stabilizer products and a stand-alone derivative for managed custody guarantee products ("MCG"). These derivatives are measured at estimated fair value and recorded in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Changes in estimated fair value, that are not related to attributed fees collected or payments made, are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the Stabilizer embedded derivative and MCG contracts is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the FIA and Stabilizer embedded derivatives and the MCG stand-alone derivative include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The discount rate used to determine the fair value of the liabilities for FIA and Stabilizer embedded derivatives and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk").

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or its affiliates, or in other selected mutual funds not managed by the Company, or its affiliates.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:

•	Such separate accounts are legally recognized;

•	Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

•	Investments are directed by the contract owner or participant; and

•	All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations, and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

C-18

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

The Company's policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is invested in Short-term investments, with the offsetting obligation to repay the loan included within Other liabilities on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions and the related repurchase obligation are included in Securities pledged and Short-term debt, respectively, on the Consolidated Balance Sheets.

The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract.  The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments.  The Company believes the counterparties to the dollar rolls and repurchase agreements are financially responsible and that the counterparty risk is minimal.

Recognition of Insurance Revenue and Related Benefits

Premiums related to payouts contracts with life contingencies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Interest credited and other benefits to contract owners in the Consolidated Statements of Operations when incurred.

Amounts received as payment for investment-type, fixed annuities, payout contracts without life contingencies and FIA contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges and are reported in Fee income. Surrender charges are reported in Other revenue. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in Net investment income in the Consolidated Statements of Operations. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Income Taxes

The Company uses certain assumptions and estimates in determining (a) the income taxes payable or refundable to/from Voya Financial, Inc. for the current year, (b) the deferred income tax liabilities and assets for items recognized differently in its Consolidated Financial Statements from amounts shown on its income tax returns and (c) the federal income tax expense. Determining these amounts requires analysis and interpretation of current tax laws and regulations, including the loss limitation rules associated with change in control. Management exercises considerable judgment in evaluating the amount and timing of recognition of the resulting income tax liabilities and assets. These judgments and estimates are reevaluated on a periodic basis. The Company will continue to evaluate as regulatory and business factors change.

C-19

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent, such as the dividends received deduction, which is estimated using information from the prior period and current year results. Other differences are temporary, reversing over time, such as the valuation of insurance reserves, and create deferred tax assets and liabilities.

The Company's deferred tax assets and liabilities resulting from temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

Deferred tax assets represent the tax benefit of future deductible temporary differences, net operating loss carryforwards and tax credit carryforwards. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including:

•	The nature, frequency and severity of book income or losses in recent years;

•	The nature and character of the deferred tax assets and liabilities;

•	The recent cumulative book income (loss) position after adjustment for permanent differences;

•	Taxable income in prior carryback years;

•	Projected future taxable income, exclusive of reversing temporary differences and carryforwards;

•	Projected future reversals of existing temporary differences;

•	The length of time carryforwards can be utilized;

•	Prudent and feasible tax planning strategies the Company would employ to avoid a tax benefit from expiring unused; and

•	Tax rules that would impact the utilization of the deferred tax assets.

In establishing unrecognized tax benefits, the Company determines whether a tax position is more likely than not to be sustained under examination by the appropriate taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the appropriate taxing authority. Tax positions that do not meet the more likely than not standard are not recognized in the Consolidated Financial Statements. Tax positions that meet this standard are recognized in the Consolidated Financial Statements. The Company measures the tax position as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate resolution with the tax authority that has full knowledge of all relevant information.

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded Future policy benefits and contract owner account balances are reported gross on the Consolidated Balance Sheets.

Long-duration: For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance, which is recorded as a component of the reinsurance asset or liability. Any difference between actual and expected net cost of reinsurance is recognized in the current period and included as a component of profits used to amortize DAC.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are

C-20

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

included in Other liabilities, and deposits made are included in Other assets on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as Other revenues or Other expenses in the Consolidated Statements of Operations, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through Other revenues or Other expenses, as appropriate.

Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

Only those reinsurance recoverable balances deemed probable of recovery are recognized as assets on the Company's Consolidated Balance Sheets and are stated net of allowances for uncollectible reinsurance. Amounts currently recoverable and payable under reinsurance agreements are included in Reinsurance recoverable and Other liabilities, respectively. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement. Premiums, Fee income and Interest credited and other benefits to contract owners/policyholders are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in Other revenue.

The Company utilizes reinsurance agreements, accounted for under the deposit method, to manage reserve and capital requirements in connection with a portion of its deferred annuities business. The agreements contain embedded derivatives for which carrying value is estimated based on the change in the fair value of the assets supporting the funds withheld under the agreements.

The Company currently has a significant concentration of ceded reinsurance with a subsidiary of Lincoln National Corporation ("Lincoln") arising from the disposition of its individual life insurance business.

Contingencies

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

Adoption of New Pronouncements

Derivative Contract Novations
In March 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2016-05, "Derivatives and Hedging (Accounting Standards Codification ("ASC") Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships” (“ASU 2016-05”), which clarifies that a change in the counterparty to a derivative instrument that has been designated as the hedging instrument under ASC Topic 815 does not, in and of itself, require dedesignation of that hedging relationship.

The provisions of ASU 2016-05 are effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2016, with early adoption permitted, using either a prospective or modified retrospective approach. The Company elected to early adopt ASU 2016-05 as of January 1, 2016 on a prospective basis. The adoption had no effect on the Company's financial condition, results of operations or cash flows.

C-21

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Consolidation
In February 2015, the FASB issued ASU 2015-02, “Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis” (“ASU 2015-02”), which:

•
Modifies the evaluation of whether limited partnerships and similar legal entities are Variable Interest Entities ("VIEs") or Voting Interest Entities ("VOEs"), including the requirement to consider the rights of all equity holders at risk to determine if they have the power to direct the entity's most significant activities.

•
Eliminates the presumption that a general partner should consolidate a limited partnership. Limited partnerships and similar entities will be VIEs unless the limited partners hold substantive kick-out rights in the participating rights.

•	Affects the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships.

•	Provides a new scope exception for registered money market funds and similar unregistered money market funds, and ends the deferral granted to investment companies from applying the VIE guidance.

The Company adopted the provisions of ASU 2015-02 on January 1, 2016 using a modified retrospective approach. The adoption had no effect on the Company's financial condition or results of operations, but impacted disclosures only. Investments in limited partnerships previously accounted for as VOEs became VIEs under the new guidance as the limited partners do not hold substantive kick-out rights or participating rights. See Variable Interest Entities section of the Investments Note to these Consolidated Financial Statements for additional information.

Hybrid Financial Instruments
In November 2014, the FASB issued ASU 2014-16, “Derivatives and Hedging (ASC Topic 815): Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity” (“ASU 2014-16”), which requires an entity to determine the nature of the host contract by considering the economic characteristics and risks of the entire hybrid financial instrument, including all embedded derivative features.

The provisions of ASU 2014-16 were adopted by the Company on January 1, 2016. The adoption had no effect on the Company’s financial condition, results of operations or cash flows.

Future Adoption of Accounting Pronouncements

Statement of Cash Flows
In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (ASC Topic 230): Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”), which addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows.  The amendments provide guidance on eight specific cash flow issues.

The provisions of ASU 2016-15 are effective retrospectively for fiscal years beginning after December 15, 2017, including interim periods, with early adoption permitted. The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2016-15.

Financial Instruments - Credit Losses
In June 2016, the FASB issued ASU 2016-13, “Financial Instruments-Credit Losses (ASC Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASU 2016-13”), which:

•	Introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments,

•	Modifies the impairment model for available-for-sale debt securities, and

•	Provides a simplified accounting model for purchased financial assets with credit deterioration since their origination.

The provisions of ASU 2016-13 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted for fiscal years beginning after December 15, 2018. Initial adoption of ASU 2016-13 is required to be reported on a modified retrospective basis, with a cumulative-effect adjustment to retained earnings as of the beginning of the year of adoption, except for certain provisions that are required to be applied prospectively. The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2016-13.

C-22

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Debt Instruments
In March 2016, the FASB issued ASU 2016-06, “Derivatives and Hedging (ASC Topic 815): Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies that an entity is only required to follow the four-step decision sequence when assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts for purposes of bifurcating an embedded derivative. The entity does not need to assess whether the event that triggers the ability to exercise a call (put) option is related to interest rates or credit risks.

The provisions of ASU 2016-06 are effective on a modified retrospective basis for fiscal years beginning after December 15, 2016, including interim periods, with early adoption permitted. The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2016-06.

Financial Instruments - Recognition and Measurement
In January 2016, the FASB issued ASU 2016-01, “Financial Instruments-Overall (ASC Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which requires:

•	Equity investments (except those consolidated or accounted for under the equity method) to be measured at fair value with changes in fair value recognized in net income.

•	Elimination of the disclosure of methods and significant assumptions used to estimate the fair value for financial instruments measured at amortized cost.

•	The use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes.

•
Separate presentation in other comprehensive income of the portion of the total change in fair value of a liability resulting from a change in own credit risk if the liability is measured at fair value under the fair value option.

•	Separate presentation on the balance sheet or financial statement notes of financial assets and financial liabilities by measurement category and form of financial asset.

The provisions of ASU 2016-01 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption only permitted for certain provisions. Initial adoption of ASU 2016-01 is required to be reported on a modified retrospective basis, with a cumulative-effect adjustment to the balance sheet as of the beginning of the year of adoption, except for certain provisions that are required to be applied prospectively. The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2016-01.

Revenue from Contracts with Customers
In May 2014, the FASB issued ASU 2014-09, "Revenue from Contracts with Customers (ASC Topic 606)" ("ASU 2014-09"), which requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Revenue is recognized when, or as, the entity satisfies a performance obligation under the contract. ASU 2014-09 also updated the accounting for certain costs associated with obtaining and fulfilling contracts with customers and requires disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. In addition, the FASB issued various amendments during 2016 to clarify the provisions and implementation guidance of ASU 2014-09. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the guidance.

The provisions of ASU 2014-09 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted as of January 1, 2017. Initial adoption of ASU 2014-09 is required to be reported using either a retrospective or modified retrospective approach.

The Company plans to adopt ASU 2014-09 on January 1, 2018. As the scope of ASU 2014-09 excludes insurance contracts and financial instruments, the guidance does not apply to a significant portion of the Company’s business. Consequently, the Company does not currently expect the adoption of this guidance to have a material impact; however, implementation efforts, including assessment of transition approach, are ongoing.

C-23

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

2.    Investments

Fixed Maturities and Equity Securities

Available-for-sale and FVO fixed maturities and equity securities were as follows as of December 31, 2016:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	OTTI(3)(4)
Fixed maturities:
U.S. Treasuries	$692.8	$95.9	$1.7	$—	$787.0	$—
U.S. Government agencies and authorities	3.8	—	—	—	3.8	—
State, municipalities and political subdivisions	794.7	16.3	15.6	—	795.4	—
U.S. corporate public securities	9,511.1	533.3	72.0	—	9,972.4	1.3
U.S. corporate private securities	2,950.9	89.4	79.7	—	2,960.6	—
Foreign corporate public securities and foreign governments(1)	2,801.4	120.6	37.6	—	2,884.4	—
Foreign corporate private securities(1)	2,822.0	113.9	25.9	—	2,910.0	—

Residential mortgage-backed securities:
Agency	2,356.7	81.4	27.0	9.3	2,420.4	—
Non-Agency	313.8	47.6	2.0	8.2	367.6	4.8
Total Residential mortgage-backed securities	2,670.5	129.0	29.0	17.5	2,788.0	4.8
Commercial mortgage-backed securities	1,301.2	33.2	16.7	—	1,317.7	—
Other asset-backed securities	466.4	10.6	1.3	—	475.7	2.1

Total fixed maturities, including securities pledged	24,014.8	1,142.2	279.5	17.5	24,895.0	8.2
Less: Securities pledged	692.8	81.9	6.8	—	767.9	—
Total fixed maturities	23,322.0	1,060.3	272.7	17.5	24,127.1	8.2
Equity securities	67.1	15.2	—	—	82.3	—
Total fixed maturities and equity securities investments	$23,389.1	$1,075.5	$272.7	$17.5	$24,209.4	$8.2
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.
(3) Represents OTTI reported as a component of Other comprehensive income (loss).
(4) Amount excludes $176.3 of net unrealized gains on impaired available-for-sale securities.

C-24

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Available-for-sale and FVO fixed maturities and equity securities were as follows as of December 31, 2015:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	OTTI(3)(4)
Fixed maturities:
U.S. Treasuries	$616.6	$105.1	$0.3	$—	$721.4	$—
U.S. Government agencies and authorities	4.3	—	—	—	4.3	—
State, municipalities and political subdivisions	589.9	13.8	7.9	—	595.8	—
U.S. corporate public securities	9,472.4	384.9	256.8	—	9,600.5	1.4
U.S. corporate private securities	2,336.0	86.3	62.4	—	2,359.9	—
Foreign corporate public securities and foreign governments(1)	2,868.7	95.0	151.5	—	2,812.2	—
Foreign corporate private securities(1)	2,678.8	96.1	63.5	—	2,711.4	—

Residential mortgage-backed securities:
Agency	1,579.5	105.3	4.8	12.8	1,692.8	—
Non-Agency	181.6	46.3	2.1	10.6	236.4	6.4
Total Residential mortgage-backed securities	1,761.1	151.6	6.9	23.4	1,929.2	6.4
Commercial mortgage-backed securities	1,228.9	49.5	3.5	—	1,274.9	6.7
Other asset-backed securities	240.7	9.9	1.4	—	249.2	2.4

Total fixed maturities, including securities pledged	21,797.4	992.2	554.2	23.4	22,258.8	16.9
Less: Securities pledged	252.3	16.0	19.1	—	249.2	—
Total fixed maturities	21,545.1	976.2	535.1	23.4	22,009.6	16.9
Equity securities	116.7	14.6	—	—	131.3	—
Total fixed maturities and equity securities investments	$21,661.8	$990.8	$535.1	$23.4	$22,140.9	$16.9
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.
(3) Represents OTTI reported as a component of Other comprehensive income (loss).
(4) Amount excludes $209.2 of net unrealized gains on impaired available-for-sale securities.

C-25

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2016, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called or prepaid. MBS and Other ABS are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$741.6	$742.6
After one year through five years	4,830.8	5,053.6
After five years through ten years	6,406.6	6,503.1
After ten years	7,597.7	8,014.3
Mortgage-backed securities	3,971.7	4,105.7
Other asset-backed securities	466.4	475.7
Fixed maturities, including securities pledged	$24,014.8	$24,895.0

The investment portfolio is monitored to maintain a diversified portfolio on an ongoing basis. Credit risk is mitigated by monitoring concentrations by issuer, sector and geographic stratification and limiting exposure to any one issuer.

As of December 31, 2016 and 2015, the Company did not have any investments in a single issuer, other than obligations of the U.S. Government and government agencies, with a carrying value in excess of 10% of the Company's consolidated Shareholder's equity.

The following tables set forth the composition of the U.S. and foreign corporate securities within the fixed maturity portfolio by industry category as of the dates indicated:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Fair Value
December 31, 2016
Communications	$1,222.6	$85.3	$10.2	$1,297.7
Financial	2,850.4	146.7	14.1	2,983.0
Industrial and other companies	8,479.5	346.4	98.9	8,727.0
Energy	2,144.8	104.9	48.8	2,200.9
Utilities	2,436.2	130.1	31.3	2,535.0
Transportation	617.7	25.7	5.6	637.8
Total	$17,751.2	$839.1	$208.9	$18,381.4

December 31, 2015
Communications	$1,218.8	$67.1	$28.6	$1,257.3
Financial	2,651.5	146.8	13.1	2,785.2
Industrial and other companies	7,778.2	267.7	180.7	7,865.2
Energy	2,655.2	26.1	261.8	2,419.5
Utilities	2,150.7	122.1	21.8	2,251.0
Transportation	560.6	14.0	13.8	560.8
Total	$17,015.0	$643.8	$519.8	$17,139.0

C-26

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Fixed Maturities and Equity Securities

The Company's fixed maturities and equity securities are currently designated as available-for-sale, except those accounted for using the FVO. Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in AOCI and presented net of related changes in DAC, VOBA and Deferred income taxes. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

The Company has elected the FVO for certain of its fixed maturities to better match the measurement of assets and liabilities in the Consolidated Statements of Operations. Certain CMOs, primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

The Company invests in various categories of CMOs, including CMOs that are not agency-backed, that are subject to different degrees of risk from changes in interest rates and defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to significant decreases and increases in interest rates resulting in the prepayment of principal from the underlying mortgages, either earlier or later than originally anticipated. As of December 31, 2016 and 2015, approximately 58.4% and 63.8%, respectively, of the Company's CMO holdings, were invested in the above mentioned types of CMOs such as interest-only or principal-only strips, that are subject to more prepayment and extension risk than traditional CMOs.

Public corporate fixed maturity securities are distinguished from private corporate fixed maturity securities based upon the manner in which they are transacted. Public corporate fixed maturity securities are issued initially through market intermediaries on a registered basis or pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") and are traded on the secondary market through brokers acting as principal. Private corporate fixed maturity securities are originally issued by borrowers directly to investors pursuant to Section 4(a)(2) of the Securities Act, and are traded in the secondary market directly with counterparties, either without the participation of a broker or in agency transactions.

Repurchase Agreements

As of December 31, 2016 and 2015, the Company did not have any securities pledged in dollar rolls, repurchase agreement transactions or reverse repurchase agreements.

Securities Lending

As of December 31, 2016 and 2015, the fair value of loaned securities was $548.2 and $178.9, respectively, and is included in Securities pledged on the Consolidated Balance Sheets. As of December 31, 2016 and 2015, cash collateral retained by the lending agent and invested in short-term liquid assets on the Company's behalf was $248.4 and $185.9, respectively, and is recorded in Short-term investments under securities loan agreements, including collateral delivered on the Consolidated Balance Sheets. As of December 31, 2016 and 2015, liabilities to return collateral of $248.4 and $185.9, respectively, are included in Payables under securities loan agreements, including collateral held, on the Consolidated Balance Sheets.

During the first quarter of 2016 under an amendment to the securities lending program, the Company began accepting non-cash collateral in the form of securities. The securities retained as collateral by the lending agent may not be sold or re-pledged, except in the event of default, and are not reflected in the Company’s Consolidated Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and MBS pools. As of December 31, 2016 the fair value of securities retained as collateral by the lending agent on the Company’s behalf was $315.8. As of December 31, 2015, the Company did not retain any securities as collateral.

C-27

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table sets forth borrowings under securities lending transactions by class of collateral pledged for the dates indicated:

	December 31, 2016(1)	December 31, 2015
U.S. Treasuries	$303.6	$—
U.S. corporate public securities	179.6	111.7
Foreign corporate public securities and foreign governments	79.6	74.2
Equity Securities	0.4	—
Short-term Investments	1.0	—
Payables under securities loan agreements	$564.2	$185.9
(1) Borrowings under securities lending transactions include both cash and non-cash collateral of $248.4 and $315.8, respectively.

The Company's securities lending activities are conducted on an overnight basis, and all securities loaned can be recalled at any time. The Company does not offset assets and liabilities associated with its securities lending program.

Variable Interest Entities

The Company holds certain VIEs for investment purposes. VIEs may be in the form of private placement securities, structured securities, securitization transactions, or limited partnerships. The Company has reviewed each of its holdings and determined that consolidation of these investments in the Company's financial statements is not required, as the Company is not the primary beneficiary, because the Company does not have both the power to direct the activities that most significantly impact the entity's economic performance and the obligation or right to potentially significant losses or benefits, for any of its investments in VIEs. The Company did not provide any non-contractual financial support and its carrying value represents the Company's exposure to loss. The carrying value of the investments in VIEs was $347.8 and $0.4 as of December 31, 2016 and 2015, respectively; these investments are included in Limited partnerships/corporations on the Consolidated Balance Sheets. Income and losses recognized on these investments are reported in Net investment income in the Consolidated Statements of Operations.

Securitizations

The Company invests in various tranches of securitization entities, including RMBS, CMBS and ABS. Through its investments, the Company is not obligated to provide any financial or other support to these entities. Each of the RMBS, CMBS and ABS entities are thinly capitalized by design and considered VIEs. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer or investment manager, which are generally viewed to have the power to direct the activities that most significantly impact the securitization entities' economic performance, in any of these entities, nor does the Company function in any of these roles. The Company, through its investments or other arrangements, does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. Therefore, the Company is not the primary beneficiary and will not consolidate any of the RMBS, CMBS and ABS entities in which it holds investments. These investments are accounted for as investments available-for-sale as described in the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements and unrealized capital gains (losses) on these securities are recorded directly in AOCI, except for certain RMBS that are accounted for under the FVO for which changes in fair value are reflected in Other net realized gains (losses) in the Consolidated Statements of Operations. The Company’s maximum exposure to loss on these structured investments is limited to the amount of its investment.

C-28

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized Capital Losses

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2016:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost			More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses		Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$134.4	$1.7	$—	$—		$—	$—	$134.4	$1.7
State, municipalities and political subdivisions	426.6	14.9	—	—		4.9	0.7	431.5	15.6
U.S. corporate public securities	2,107.1	53.2	2.5	0.2		179.7	18.6	2,289.3	72.0
U.S. corporate private securities	1,011.2	48.2	21.7	1.0		131.5	30.5	1,164.4	79.7
Foreign corporate public securities and foreign governments	678.4	20.4	1.2	0.1		132.5	17.1	812.1	37.6
Foreign corporate private securities	599.7	22.8	—	—		44.8	3.1	644.5	25.9
Residential mortgage-backed	881.2	23.5	109.0	2.7		54.5	2.8	1,044.7	29.0
Commercial mortgage-backed	414.3	16.7	4.9	—	*	6.3	—	425.5	16.7
Other asset-backed	146.9	0.3	0.9	—	*	17.3	1.0	165.1	1.3
Total	$6,399.8	$201.7	$140.2	$4.0		$571.5	$73.8	$7,111.5	$279.5
*Less than $0.1

C-29

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2015:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost			More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses		Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$69.4	$0.3	$—	$—		$—	$—	$69.4	$0.3
State, municipalities and political subdivisions	191.3	2.2	150.3	5.7		—	—	341.6	7.9
U.S. corporate public securities	1,764.0	67.6	1,708.3	136.4		209.6	52.8	3,681.9	256.8
U.S. corporate private securities	373.2	10.9	410.5	43.8		35.8	7.7	819.5	62.4
Foreign corporate public securities and foreign governments	670.0	33.8	485.8	55.8		195.7	61.9	1,351.5	151.5
Foreign corporate private securities	546.0	42.1	213.3	16.5		19.6	4.9	778.9	63.5
Residential mortgage-backed	116.5	1.7	42.3	0.9		128.4	4.3	287.2	6.9
Commercial mortgage-backed	156.9	1.4	78.8	2.1		—	—	235.7	3.5
Other asset-backed	22.6	0.1	0.4	—	*	13.7	1.3	36.7	1.4
Total	$3,909.9	$160.1	$3,089.7	$261.2		$602.8	$132.9	$7,602.4	$554.2
*Less than $0.1

Of the unrealized capital losses aged more than twelve months, the average market value of the related fixed maturities was 88.6% and 81.9% of the average book value as of December 31, 2016 and 2015, respectively.

C-30

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, for instances in which fair value declined below amortized cost by greater than or less than 20% for consecutive months as indicated in the tables below, were as follows as of the dates indicated:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
December 31, 2016
Six months or less below amortized cost	$6,702.7	$22.0	$215.8	$5.0	1,098	9
More than six months and twelve months or less below amortized cost	269.4	3.3	14.2	0.8	54	2
More than twelve months below amortized cost	312.8	80.8	20.7	23.0	128	5
Total	$7,284.9	$106.1	$250.7	$28.8	1,280	16

December 31, 2015
Six months or less below amortized cost	$3,980.3	$747.5	$141.7	$211.4	762	104
More than six months and twelve months or less below amortized cost	3,001.4	27.6	156.6	13.4	485	2
More than twelve months below amortized cost	382.5	17.3	26.9	4.2	144	2
Total	$7,364.2	$792.4	$325.2	$229.0	1,391	108

C-31

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, by market sector for instances in which fair value declined below amortized cost by greater than or less than 20% were as follows as of the dates indicated:

	Amortized Cost			Unrealized Capital Losses			Number of Securities
	< 20%	> 20%		< 20%	> 20%		< 20%	> 20%
December 31, 2016
U.S. Treasuries	$136.1	$—		$1.7	$—		22	—
State, municipalities and political subdivisions	447.1	—		15.6	—		187	—
U.S. corporate public securities	2,351.7	9.6		69.5	2.5		417	3
U.S. corporate private securities	1,162.2	81.9		56.8	22.9		108	3
Foreign corporate public securities and foreign governments	836.9	12.8		34.6	3.0		159	3
Foreign corporate private securities	670.4	—	*	25.9	—	*	64	2
Residential mortgage-backed	1,073.6	0.1		29.0	—	*	196	3
Commercial mortgage-backed	442.2	—	*	16.7	—	*	90	1
Other asset-backed	164.7	1.7		0.9	0.4		37	1
Total	$7,284.9	$106.1		$250.7	$28.8		1,280	16

December 31, 2015
U.S. Treasuries	$69.7	$—		$0.3	$—		14	—
State, municipalities and political subdivisions	349.5	—		7.9	—		117	—
U.S. corporate public securities	3,565.2	373.5		153.5	103.3		651	58
U.S. corporate private securities	791.0	90.9		34.6	27.8		87	4
Foreign corporate public securities and foreign governments	1,211.9	291.1		63.6	87.9		254	40
Foreign corporate private securities	807.3	35.1		53.9	9.6		85	5
Residential mortgage-backed	294.1	—		6.9	—		130	—
Commercial mortgage-backed	239.2	—		3.5	—		38	—
Other asset-backed	36.3	1.8		1.0	0.4		15	1
Total	$7,364.2	$792.4		$325.2	$229.0		1,391	108
* Less than $0.1.
Investments with fair values less than amortized cost are included in the Company's other-than-temporary impairments analysis. Impairments were recognized as disclosed in the "Evaluating Securities for Other-Than-Temporary Impairments" section below. The Company evaluates non-agency RMBS and ABS for "other-than-temporary impairments" each quarter based on actual and projected cash flows after considering the quality and updated loan-to-value ratios reflecting current home prices of underlying collateral, forecasted loss severity, the payment priority within the tranche structure of the security and amount of any credit enhancements. The Company's assessment of current levels of cash flows compared to estimated cash flows at the time the securities were acquired (typically pre-2008) indicates the amount and the pace of projected cash flows from the underlying collateral has generally been lower and slower, respectively. However, since cash flows are typically projected at a trust level, the impairment review incorporates the security's position within the trust structure as well as credit enhancement remaining in the trust to determine whether an impairment is warranted. Therefore, while lower and slower cash flows will impact the trust, the effect on the valuation of a particular security within the trust will also be dependent upon the trust structure. Where the assessment continues to project full recovery of principal and interest on schedule, the Company has not recorded an impairment. Based on this analysis, the

C-32

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Company determined that the remaining investments in an unrealized loss position were not other-than-temporarily impaired and therefore no further other-than-temporary impairment was necessary.

Troubled Debt Restructuring

The Company invests in high quality, well performing portfolios of commercial mortgage loans and private placements. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a troubled debt restructuring has occurred. A modification is a troubled debt restructuring when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. For the years ended December 31, 2016 and 2015, the Company had no new troubled debt restructurings for private placement bonds or commercial mortgage loans.

As of December 31, 2016 the Company held no commercial mortgage troubled debt restructured loans.

As of December 31, 2016 and 2015, the Company did not have any commercial mortgage loans or private placements modified in a troubled debt restructuring with a subsequent payment default.

Mortgage Loans on Real Estate

The Company's mortgage loans on real estate are all commercial mortgage loans held for investment, which are reported at amortized cost, less impairment write-downs and allowance for losses. The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates mortgage loans based on relevant current information including a review of loan-specific credit quality, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.
The following table summarizes the Company's investment in mortgage loans as of the dates indicated:

	December 31, 2016			December 31, 2015
	Impaired	Non Impaired	Total	Impaired	Non Impaired	Total
Commercial mortgage loans	$4.6	$4,251.0	$4,255.6	$10.7	$3,719.6	$3,730.3
Collective valuation allowance for losses	N/A	(1.1)	(1.1)	N/A	(1.2)	(1.2)
Total net commercial mortgage loans	$4.6	$4,249.9	$4,254.5	$10.7	$3,718.4	$3,729.1
N/A - Not Applicable

There were no impairments taken on the mortgage loan portfolio for the years ended December 31, 2016 and 2015.

C-33

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the activity in the allowance for losses for commercial mortgage loans for the periods indicated:

	December 31, 2016	December 31, 2015
Collective valuation allowance for losses, balance at January 1	$1.2	$1.1
Addition to (reduction of) allowance for losses	(0.1)	0.1
Collective valuation allowance for losses, end of period	$1.1	$1.2

The carrying values and unpaid principal balances of impaired mortgage loans were as follows as of the dates indicated:

	December 31, 2016	December 31, 2015
Impaired loans without allowances for losses	$4.6	$10.7
Less: Allowances for losses on impaired loans	—	—
Impaired loans, net	$4.6	$10.7
Unpaid principal balance of impaired loans	$6.1	$12.2

As of December 31, 2016 and 2015 the Company did not have any impaired loans with allowances for losses.

The following table presents information on restructured loans as of the dates indicated:

	December 31, 2016	December 31, 2015
Troubled debt restructured loans	$—	$5.9

The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due. The Company's policy is to recognize interest income until a loan becomes 90 days delinquent or foreclosure proceedings are commenced, at which point interest accrual is discontinued. Interest accrual is not resumed until the loan is brought current.

There were no mortgage loans in the Company's portfolio in process of foreclosure as of December 31, 2016 and 2015.

There were no loans 30 days or less in arrears, with respect to principal and interest as of December 31, 2016. There were two loans 30 days or less in arrears, with respect to principal and interest as of December 31, 2015, with a total amortized cost of $1.0.

Commercial loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made to either apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

C-34

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents information on the average investment during the period in impaired loans and interest income recognized on impaired and troubled debt restructured loans for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Impaired loans, average investment during the period (amortized cost)(1)	$7.7	$21.6	$37.6
Interest income recognized on impaired loans, on an accrual basis(1)	0.4	1.2	2.2
Interest income recognized on impaired loans, on a cash basis(1)	0.4	1.3	2.1
Interest income recognized on troubled debt restructured loans, on an accrual basis	—	0.8	1.8
(1) Includes amounts for Troubled debt restructured loans.

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income to its debt service payments. A DSC ratio of less than 1.0 indicates that a property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

The following table presents the LTV ratios as of the dates indicated:

	December 31, 2016 (1)	December 31, 2015 (1)
Loan-to-Value Ratio:
0% - 50%	$369.1	$395.1
>50% - 60%	1,078.9	969.4
>60% - 70%	2,574.1	2,158.2
>70% - 80%	230.8	204.8
>80% and above	2.7	2.8
Total Commercial mortgage loans	$4,255.6	$3,730.3
(1) Balances do not include collective valuation allowance for losses.

The following table presents the DSC ratios as of the dates indicated:

	December 31, 2016 (1)	December 31, 2015 (1)
Debt Service Coverage Ratio:
Greater than 1.5x	$3,427.6	$2,957.7
>1.25x - 1.5x	415.2	494.5
>1.0x - 1.25x	340.7	208.6
Less than 1.0x	46.7	38.6
Commercial mortgage loans secured by land or construction loans	25.4	30.9
Total Commercial mortgage loans	$4,255.6	$3,730.3
(1) Balances do not include collective valuation allowance for losses.

C-35

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Properties collateralizing mortgage loans are geographically dispersed throughout the United States, as well as diversified by property type, as reflected in the following tables as of the dates indicated:

	December 31, 2016 (1)		December 31, 2015 (1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by U.S. Region:
Pacific	$968.8	22.9%	$867.5	23.3%
South Atlantic	956.3	22.5%	857.3	23.0%
Middle Atlantic	710.1	16.7%	556.1	14.9%
West South Central	431.9	10.1%	414.8	11.1%
Mountain	370.7	8.7%	304.1	8.2%
East North Central	447.8	10.5%	380.8	10.2%
New England	81.1	1.9%	81.4	2.2%
West North Central	223.2	5.2%	208.6	5.6%
East South Central	65.7	1.5%	59.7	1.5%
Total Commercial mortgage loans	$4,255.6	100.0%	$3,730.3	100.0%
(1) Balances do not include collective valuation allowance for losses.

	December 31, 2016 (1)		December 31, 2015 (1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by Property Type:
Retail	$1,358.9	31.9%	$1,330.8	35.7%
Industrial	960.7	22.6%	741.3	19.9%
Apartments	793.5	18.6%	630.4	16.9%
Office	711.0	16.7%	586.3	15.7%
Hotel/Motel	170.2	4.0%	177.6	4.7%
Mixed Use	49.9	1.2%	47.1	1.3%
Other	211.4	5.0%	216.8	5.8%
Total Commercial mortgage loans	$4,255.6	100.0%	$3,730.3	100.0%
(1) Balances do not include collective valuation allowance for losses.

The following table sets forth the breakdown of mortgages by year of origination as of the dates indicated:

	December 31, 2016 (1)	December 31, 2015 (1)
Year of Origination:
2016	$874.3	$—
2015	729.1	745.3
2014	548.0	558.0
2013	685.1	709.2
2012	681.1	748.2
2011	442.9	553.2
2010 and prior	295.1	416.4
Total Commercial mortgage loans	$4,255.6	$3,730.3
(1) Balances do not include collective valuation allowance for losses.

C-36

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Evaluating Securities for Other-Than-Temporary Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities and equity securities in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

The following table identifies the Company's credit-related and intent-related impairments included in the Consolidated Statements of Operations, excluding impairments included in Other comprehensive income (loss) by type for the periods indicated:

	Year Ended December 31,
	2016		2015		2014
	Impairment	No. of Securities	Impairment	No. of Securities	Impairment		No. of Securities
U.S. corporate public securities	$3.7	2	$8.5	8	$1.7		3
Foreign corporate public securities and foreign governments(1)	12.2	3	34.2	9	3.7		7
Foreign corporate private securities(1)	0.7	2	0.7	1	—		—
Residential mortgage-backed	2.8	25	2.4	26	1.6		26
Commercial mortgage-backed	—	—	—	0	0.1		2
Other asset-backed	—	—	0.1	1	—	*	1
Total	$19.4	32	$45.9	45	$7.1		39
(1) Primarily U.S. dollar denominated.

* Less than $0.1.

The above tables include $1.9, $3.8 and $1.6 of write-downs related to credit impairments for the years ended December 31, 2016, 2015 and 2014, respectively, in Other-than-temporary impairments, which are recognized in the Consolidated Statements of Operations. The remaining $17.5, $42.1 and $5.5 in write-downs for the years ended December 31, 2016, 2015 and 2014, respectively, are related to intent impairments.

The following table summarizes these intent impairments, which are also recognized in earnings, by type for the periods indicated:

	Year Ended December 31,
	2016		2015		2014
	Impairment	No. of Securities	Impairment	No. of Securities	Impairment	No. of Securities
U.S. corporate public securities	$3.7	1	$8.5	7	$1.6	3
Foreign corporate public securities and foreign governments(1)	11.7	2	32.5	8	3.7	7
Foreign corporate private securities(1)	—	—	—	—	—	—
Residential mortgage-backed	2.1	4	1.1	5	0.1	3
Commercial mortgage-backed	—	—	—	—	0.1	2
Other asset-backed	—	—	—	—	—	—
Total	$17.5	7	$42.1	20	$5.5	15
(1) Primarily U.S. dollar denominated.

C-37

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities or cost for equity securities. In certain situations, new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

The following table identifies the amount of credit impairments on fixed maturities for which a portion of the OTTI loss was recognized in Other comprehensive income (loss) and the corresponding changes in such amounts for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Balance at January 1	$19.3	$22.4	$28.0
Additional credit impairments:
On securities not previously impaired	—	—	0.7
On securities previously impaired	0.8	1.3	0.9
Reductions:
Increase in cash flows	1.6	0.2	0.6
Securities sold, matured, prepaid or paid down	9.3	4.2	6.6
Balance at December 31	$9.2	$19.3	$22.4

Net Investment Income

The following table summarizes Net investment income for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Fixed maturities	$1,325.0	$1,230.0	$1,216.3
Equity securities, available-for-sale	4.3	4.2	7.1
Mortgage loans on real estate	190.5	194.6	172.7
Policy loans	12.1	12.0	13.3
Short-term investments and cash equivalents	1.3	0.6	0.5
Other	29.8	21.9	30.6
Gross investment income	1,563.0	1,463.3	1,440.5
Less: investment expenses	62.4	53.5	51.1
Net investment income	$1,500.6	$1,409.8	$1,389.4

As of December 31, 2016 and 2015, the Company had $3.0 and $1.1, respectively, of investments in fixed maturities that did not produce net investment income. Fixed maturities are moved to a non-accrual status when the investment defaults.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Such interest income is recorded in Net investment income in the Consolidated Statements of Operations.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) comprise the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related other-than-temporary impairment of investments. Realized investment gains and losses are also primarily generated from changes in fair value of embedded derivatives within products and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals

C-38

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

on derivative instruments, except for effective cash flow hedges. The cost of the investments on disposal is generally determined based on FIFO methodology.

Net realized capital gains (losses) were as follows for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Fixed maturities, available-for-sale, including securities pledged	$(70.1)	$(65.2)	$(14.7)
Fixed maturities, at fair value option	(201.9)	(141.2)	(74.6)
Equity securities, available-for-sale	—	(0.3)	1.3
Derivatives	51.9	(13.7)	50.6
Embedded derivatives - fixed maturities	(5.9)	(4.4)	(1.2)
Guaranteed benefit derivatives	12.7	(52.4)	(101.2)
Other investments	0.1	—	0.2
Net realized capital gains (losses)	$(213.2)	$(277.2)	$(139.6)
After-tax net realized capital gains (losses)	$(138.6)	$(180.2)	$(90.7)

Proceeds from the sale of fixed maturities and equity securities, available-for-sale and the related gross realized gains and losses, before tax were as follows for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Proceeds on sales	$1,824.6	$1,835.4	$1,616.3
Gross gains	19.6	24.6	24.4
Gross losses	85.0	48.7	35.2

3.    Derivative Financial Instruments

The Company enters into the following types of derivatives:

Interest rate caps: The Company uses interest rate cap contracts to hedge the interest rate exposure arising from duration mismatches between assets and liabilities. Interest rate caps are also used to hedge interest rate exposure if rates rise above a specified level. Such increases in rates will require the Company to incur additional expenses. The future payout from the interest rate caps fund this increased exposure. The Company pays an upfront premium to purchase these caps. The Company utilizes these contracts in non-qualifying hedging relationships.

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

C-39

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Credit default swaps: Credit default swaps are used to reduce credit loss exposure with respect to certain assets that the Company owns or to assume credit exposure on certain assets that the Company does not own. Payments are made to, or received from, the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in non-qualifying hedging relationships.

Currency forwards: The Company utilizes currency forward contracts to hedge currency exposure related to invested assets. The Company utilizes these contracts in non-qualifying hedging relationships.

Futures: Futures contracts are used to hedge against a decrease in certain equity indices. Such decreases may result in a decrease in variable annuity account values which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values. The Company also uses interest rate futures contracts to hedge its exposure to market risks due to changes in interest rates. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships. The Company also used futures contracts as a hedge against an increase in certain equity indices. Such increases may result in increased payments to the holders of fixed index annuity ("FIA") contracts. During the first quarter of 2016, the Company moved to a static hedging strategy for its FIA contracts and replaced futures contracts with equity options.

Swaptions: A swaption is an option to enter into a swap with a forward starting effective date. The Company uses swaptions to hedge the interest rate exposure associated with the minimum crediting rate and book value guarantees embedded in the retirement products that the Company offers. Increases in interest rates will generate losses on assets that are backing such liabilities. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium when it purchases the swaption. The Company utilizes these contracts in non-qualifying hedging relationships.

Options: The Company uses equity options to hedge against an increase in various equity indices. Such increases may result in increased payments to the holders of the FIA contracts. The Company pays an upfront premium to purchase these options. The Company utilizes these options in non-qualifying hedging relationships.

Managed custody guarantees ("MCGs"): The Company issues certain credited rate guarantees on variable fixed income portfolios that represent stand-alone derivatives. The market value is partially determined by, among other things, levels of or changes in interest rates, prepayment rates and credit ratings/spreads.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain products that contain embedded derivatives for which market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads. In addition, the Company has entered into coinsurance with funds withheld arrangements, which contain embedded derivatives.

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and equity market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset.

C-40

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	December 31, 2016			December 31, 2015
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$35.3	$0.4	$0.2	$285.3	$60.1	$—
Foreign exchange contracts	230.5	12.8	6.3	51.2	10.7	—
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts	29,112.2	437.1	154.2	25,309.1	362.3	104.0
Foreign exchange contracts	175.4	12.6	12.0	144.6	13.9	10.7
Equity contracts	89.4	2.3	—	15.9	—	0.1
Credit contracts	425.5	5.6	0.2	407.5	3.3	0.3
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments	N/A	17.5	—	N/A	23.4	—
Within products	N/A	—	173.8	N/A	—	184.1
Within reinsurance agreements	N/A	—	(43.5)	N/A	—	(71.6)
Managed custody guarantees	N/A	—	—	N/A	—	0.3
Total		$488.3	$303.2		$473.7	$227.9

(1)	Open derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value.
N/A - Not Applicable

Based on the notional amounts, a substantial portion of the Company’s derivative positions was not designated or did not qualify for hedge accounting as part of a hedging relationship as of December 31, 2016 and 2015. The Company utilizes derivative contracts mainly to hedge exposure to variability in cash flows, interest rate risk, credit risk, foreign exchange risk and equity market risk. The majority of derivatives used by the Company are designated as product hedges, which hedge the exposure arising from insurance liabilities or guarantees embedded in the contracts the Company offers through various product lines. These derivatives do not qualify for hedge accounting as they do not meet the criteria of being "highly effective" as outlined in ASC Topic 815, but do provide an economic hedge, which is in line with the Company’s risk management objectives. The Company also uses derivatives contracts to hedge its exposure to various risks associated with the investment portfolio. The Company does not seek hedge accounting treatment for certain of these derivatives as they generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules outlined in ASC Topic 815. The Company also uses credit default swaps coupled with other investments in order to produce the investment characteristics of otherwise permissible investments that do not qualify as effective accounting hedges under ASC Topic 815.

C-41

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Although the Company has not elected to net its derivative exposures, the notional amounts and fair values of Over-The-Counter ("OTC") and cleared derivatives excluding exchange traded contracts and forward contracts (To Be Announced mortgage-backed securities) are presented in the tables below as of the dates indicated:

	December 31, 2016
	Notional Amount	Asset Fair Value	Liability Fair Value
Credit contracts	$425.5	$5.6	$0.2
Equity contracts	89.4	2.3	—
Foreign exchange contracts	405.9	25.4	18.3
Interest rate contracts	25,606.7	437.5	153.8
		470.8	172.3
Counterparty netting(1)		(169.0)	(169.0)
Cash collateral netting(1)		(265.8)	—
Securities collateral netting(1)		(11.0)	(1.7)
Net receivables/payables		$25.0	$1.6
(1)Represents the netting of receivable balances with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

	December 31, 2015
	Notional Amount	Asset Fair Value	Liability Fair Value
Credit contracts	$407.5	$3.3	$0.3
Equity contracts	—	—	—
Foreign exchange contracts	195.8	24.6	10.7
Interest rate contracts	22,965.5	422.4	103.4
		450.3	114.4
Counterparty netting(1)		(111.7)	(111.7)
Cash collateral netting(1)		(298.0)	(0.3)
Securities collateral netting(1)		(11.0)	(2.4)
Net receivables/payables		$29.6	$—
(1)Represents the netting of receivable balances with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Collateral

Under the terms of the OTC Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties collateral to assure that terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets. As of December 31, 2016, the Company held $42.6 and $227.1 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. As of December 31, 2015, the Company held $120.3 and $179.5 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. In addition, as of December 31, 2016, the Company delivered $219.7 of securities and held $11.2 of securities as collateral. As of December 31, 2015, the Company delivered $70.3 of securities and held $11.1 of securities as collateral.

C-42

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Net realized gains (losses) on derivatives were as follows for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$0.6	$0.7	$0.2
Foreign exchange contracts	1.0	0.6	0.5
Derivatives: Non-qualifying for hedge accounting(2)
Interest rate contracts	50.5	(16.1)	41.0
Foreign exchange contracts	(4.1)	1.3	4.8
Equity contracts	0.9	(0.7)	1.8
Credit contracts	3.0	0.5	2.3
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments(2)	(5.9)	(4.4)	(1.2)
Within products(2)	12.3	(52.3)	(101.4)
Within reinsurance agreements(3)	(28.0)	58.5	(41.0)
Managed custody guarantees(2)	0.4	(0.1)	0.2
Total	$30.7	$(12.0)	$(92.8)
(1) Changes in value for effective fair value hedges are recorded in Other net realized capital gains (losses). Changes in fair value upon disposal for effective cash flow hedges are amortized through Net investment income and the ineffective portion is recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. For the years ended December 31, 2016, 2015 and 2014, ineffective amounts were immaterial.
(2) Changes in value are included in Other net realized capital gains (losses) in the Consolidated Statements of Operations.
(3) Changes in value are included in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Credit Default Swaps

The Company has entered into various credit default swaps. When credit default swaps are sold, the Company assumes credit exposure to certain assets that it does not own. Credit default swaps may also be purchased to reduce credit exposure in the Company’s portfolio. Credit default swaps involve a transfer of credit risk from one party to another in exchange for periodic payments. As of December 31, 2016, the fair values of credit default swaps of $5.6 and $0.2 were included in Derivatives assets and Derivatives liabilities, respectively, on the Consolidated Balance Sheets. As of December 31, 2015, the fair values of credit default swaps of $3.3 and $0.3 were included in Derivatives assets and Derivatives liabilities, respectively, on the Consolidated Balance Sheets. As of December 31, 2016, the maximum potential future exposure to the Company was $402.0 on credit default swaps. As of December 31, 2015, the maximum potential future exposure to the Company was $384.0 on credit default swaps. These instruments are typically written for a maturity period of 5 years and contain no recourse provisions. If the Company's current debt and claims paying ratings were downgraded in the future, the terms in the Company's derivative agreements may be triggered, which could negatively impact overall liquidity.

4.    Fair Value Measurements

Fair Value Measurement

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique, pursuant to ASU 2011-04, "Fair Value Measurements (ASC Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP" ("ASU 2011-04"). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the Consolidated Balance Sheets are categorized as follows:

C-43

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•
Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Company defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

•
Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets;
b) Quoted prices for identical or similar assets or liabilities in non-active markets;
c) Inputs other than quoted market prices that are observable; and
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

When available, the estimated fair value of financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, including discounted cash flow methodologies, matrix pricing or other similar techniques.

C-44

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$729.3	$57.7	$—	$787.0
U.S. Government agencies and authorities	—	3.8	—	3.8
State, municipalities and political subdivisions	—	795.4	—	795.4
U.S. corporate public securities	—	9,964.9	7.5	9,972.4
U.S. corporate private securities	—	2,435.9	524.7	2,960.6
Foreign corporate public securities and foreign governments(1)	—	2,884.3	0.1	2,884.4
Foreign corporate private securities (1)	—	2,756.0	154.0	2,910.0
Residential mortgage-backed securities	—	2,766.8	21.2	2,788.0
Commercial mortgage-backed securities	—	1,307.9	9.8	1,317.7
Other asset-backed securities	—	449.0	26.7	475.7
Total fixed maturities, including securities pledged	729.3	23,421.7	744.0	24,895.0
Equity securities, available-for-sale	34.4	—	47.9	82.3
Derivatives:
Interest rate contracts	—	437.5	—	437.5
Foreign exchange contracts	—	25.4	—	25.4
Equity contracts	—	2.3	—	2.3
Credit contracts	—	5.6	—	5.6
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	939.8	32.9	—	972.7
Assets held in separate accounts	57,192.4	4,782.9	5.4	61,980.7
Total assets	$58,895.9	$28,708.3	$797.3	$88,401.5
Liabilities:
Derivatives:
Guaranteed benefit derivatives:
FIA	$—	$—	$23.3	$23.3
Stabilizer and MCGs	—	—	150.5	150.5
Other derivatives:
Interest rate contracts	0.6	153.8	—	154.4
Foreign exchange contracts	—	18.3	—	18.3
Equity contracts	—	—	—	—
Credit contracts	—	0.2	—	0.2
Embedded derivative on reinsurance	—	(43.5)	—	(43.5)
Total liabilities	$0.6	$128.8	$173.8	$303.2
(1) Primarily U.S. dollar denominated.

C-45

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$660.4	$61.0	$—	$721.4
U.S. Government agencies and authorities	—	4.3	—	4.3
State, municipalities and political subdivisions	—	595.8	—	595.8
U.S. corporate public securities	—	9,598.2	2.3	9,600.5
U.S. corporate private securities	—	1,963.5	396.4	2,359.9
Foreign corporate public securities and foreign governments(1)	—	2,811.7	0.5	2,812.2
Foreign corporate private securities (1)	—	2,553.3	158.1	2,711.4
Residential mortgage-backed securities	—	1,901.0	28.2	1,929.2
Commercial mortgage-backed securities	—	1,262.3	12.6	1,274.9
Other asset-backed securities	—	236.1	13.1	249.2
Total fixed maturities, including securities pledged	660.4	20,987.2	611.2	22,258.8
Equity securities, available-for-sale	83.8	—	47.5	131.3
Derivatives:
Interest rate contracts	—	422.4	—	422.4
Foreign exchange contracts	—	24.6	—	24.6
Equity contracts	—	—	—	—
Credit contracts	—	3.3	—	3.3
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	902.6	—	—	902.6
Assets held in separate accounts	54,283.0	4,623.6	4.0	58,910.6
Total assets	$55,929.8	$26,061.1	$662.7	$82,653.6
Liabilities:
Derivatives:
Guaranteed benefit derivatives:
FIA	$—	$—	$23.1	$23.1
Stabilizer and MCGs	—	—	161.3	161.3
Other derivatives:
Interest rate contracts	0.6	103.4	—	104.0
Foreign exchange contracts	—	10.7	—	10.7
Equity contracts	0.1	—	—	0.1
Credit contracts	—	0.3	—	0.3
Embedded derivative on reinsurance	—	(71.6)	—	(71.6)
Total liabilities	$0.7	$42.8	$184.4	$227.9
(1) Primarily U.S. dollar denominated.

C-46

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company's Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement that is determined based on a hypothetical transaction at the measurement date, from a market participant's perspective. The Company considers three broad valuation approaches when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of exit price and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes.

Fixed maturities: The fair values for actively traded marketable bonds are determined based upon the quoted market prices and are classified as Level 1 assets. Assets in this category primarily include certain U.S. Treasury securities.

For fixed maturities classified as Level 2 assets, fair values are determined using a matrix-based market approach, based on prices obtained from third-party commercial pricing services and the Company’s matrix and analytics-based pricing models, which in each case incorporate a variety of market observable information as valuation inputs. The market observable inputs used for these fair value measurements, by fixed maturity asset class, are as follows:

U.S. Treasuries: Fair value is determined using third-party commercial pricing services, with the primary inputs being stripped interest and principal U.S. Treasury yield curves that represent a U.S. Treasury zero-coupon curve.

U.S. Government agencies and authorities, State, municipalities and political subdivisions: Fair value is determined using third-party commercial pricing services, with the primary inputs being U.S. Treasury yield curves, trades of comparable securities, credit spreads off benchmark yields and issuer ratings.

U.S. corporate public securities, Foreign corporate public securities, and foreign governments: Fair value is determined using third-party commercial pricing services, with the primary inputs being benchmark yields, trades of comparable securities, issuer ratings, bids and credit spreads off benchmark yields.

U.S. corporate private securities and Foreign corporate private securities: Fair values are determined using a matrix and analytics-based pricing model. The model incorporates the current level of risk-free interest rates, current corporate credit spreads, credit quality of the issuer and cash flow characteristics of the security. The model also considers a liquidity spread, the value of any collateral, the capital structure of the issuer, the presence of guarantees, and prices and quotes for comparably rated publicly traded securities.

RMBS, CMBS and ABS: Fair value is determined using third-party commercial pricing services, with the primary inputs being credit spreads off benchmark yields, prepayment speed assumptions, current and forecasted loss severity, debt service coverage ratios, collateral type, payment priority within tranche and the vintage of the loans underlying the security.

C-47

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited.  Securities priced using independent broker quotes are classified as Level 3.

Broker quotes and prices obtained from pricing services are reviewed and validated through an internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes. As of December 31, 2016, $655.9 and $18.8 billion of a total fair value of $24.9 billion in fixed maturities, including securities pledged, were valued using unadjusted broker quotes and unadjusted prices obtained from pricing services, respectively, and verified through the review process. The remaining balance in fixed maturities consisted primarily of privately placed bonds valued using a matrix-based pricing. As of December 31, 2015, $597.3 and $17.0 billion of a total fair value of $22.3 billion in fixed maturities, including securities pledged, were valued using unadjusted broker quotes and unadjusted prices obtained from pricing services, respectively, and verified through the review process. The remaining balance in fixed maturities consisted primarily of privately placed bonds valued using a matrix-based pricing.

All prices and broker quotes obtained go through the review process described above including valuations for which only one broker quote is obtained.  After review, for those instruments where the price is determined to be appropriate, the unadjusted price provided is used for financial statement valuation. If it is determined that the price is questionable, another price may be requested from a different vendor. The internal valuation committee then reviews all prices for the instrument again, along with information from the review, to determine which price best represents exit price for the instrument.

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets.  The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in its relevant market.  Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities, available-for-sale: Fair values of publicly traded equity securities are based upon quoted market price and are classified as Level 1 assets. Other equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers and are classified as Level 2 or Level 3 assets.

Derivatives: Derivatives are carried at fair value, which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources, such as yield curves, exchange rates, S&P 500 Index prices, London Interbank Offered Rates ("LIBOR") and Overnight Index Swap ("OIS") rates. The Company uses OIS for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure.  It is the Company's policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company's nonperformance risk is also considered and incorporated in the Company's valuation process. Valuations for the Company's futures and interest rate forward contracts are based on unadjusted quoted prices from an active exchange and, therefore, are classified as Level 1. The Company also has certain credit default swaps and options that are priced using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3.The remaining derivative instruments, including those priced by third-party vendors, are valued based on market observable inputs and are classified as Level 2.

Cash and cash equivalents, Short-term investments and Short-term investments under securities loan agreement: The carrying amounts for cash reflect the assets' fair values. The fair values for cash equivalents and most short-term investments are determined based on quoted market prices. These assets are classified as Level 1. Other short-term investments are valued and classified in the fair value hierarchy consistent with the policies described herein, depending on investment type.

Assets held in separate accounts: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts.  The underlying investments include mutual funds, short-term investments and cash, the valuations of

C-48

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

which are based upon a quoted market price and are included in Level 1.  Fixed maturity valuations are obtained from third-party commercial pricing services and brokers and are classified in the fair value hierarchy consistent with the policy described above for fixed maturities.

Guaranteed benefit derivatives: The index-crediting feature in the Company's FIA contract is an embedded derivative that is required to be accounted for separately from the host contract. The fair value of the obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by market implied assumptions. These derivatives are classified as Level 3 liabilities in the fair value hierarchy.

The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other market implied assumptions. These derivatives are classified as Level 3 liabilities.

The discount rate used to determine the fair value of the embedded derivatives and stand-alone derivative includes an adjustment for nonperformance risk. The nonperformance risk adjustment incorporates a blend of observable, similarly rated peer holding company credit default swap spreads, adjusted to reflect the credit quality of the Company, the issuer of the guarantee, as well as an adjustment to reflect the priority of policyholder claims.

The Company's valuation actuaries are responsible for the policies and procedures for valuing the embedded derivatives, reflecting the capital markets and actuarial valuation inputs and nonperformance risk in the estimate of the fair value of the embedded derivatives. The actuarial and capital market assumptions for each liability are approved by each product's Chief Risk Officer ("CRO"), including an independent annual review by the CRO. Models used to value the embedded derivatives must comply with the Company's governance policies.

Quarterly, an attribution analysis is performed to quantify changes in fair value measurements and a sensitivity analysis is used to analyze the changes. The changes in fair value measurements are also compared to corresponding movements in the hedge target to assess the validity of the attributions. The results of the attribution analysis are reviewed by the valuation actuaries, responsible CFOs, Controllers, CROs and/or others as nominated by management.

Embedded derivatives on reinsurance: The carrying value of embedded derivatives is estimated based upon the change in the fair value of the assets supporting the funds withheld payable under reinsurance agreements. As the fair value of the assets held in trust is based on a quoted market price (Level 1), the fair value of the embedded derivatives is based on market observable inputs and is classified as Level 2.

Transfers in and out of Level 1 and 2

There were no securities transferred between Level 1 and Level 2 for the years ended December 31, 2016 and 2015. The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

C-49

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.

C-50

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2016
	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3(3)	Transfers out of Level 3(3)	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(4)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	2.3	(0.1)	—	—	—	(0.7)	(0.7)	6.7	—	7.5	—
U.S. Corporate private securities	396.4	(0.2)	3.0	173.3	—	(17.5)	(67.9)	44.2	(6.6)	524.7	(0.1)
Foreign corporate public securities and foreign governments(1)	0.5	(0.4)	—	—	—	—	—	—	—	0.1	(0.4)
Foreign corporate private securities(1)	158.1	(0.6)	5.4	—	—	(0.1)	(25.7)	19.6	(2.7)	154.0	(0.6)
Residential mortgage-backed securities	28.2	(7.0)	—	—	—	—	—	—	—	21.2	(7.0)
Commercial mortgage-backed securities	12.6	—	0.1	2.6	—	—	(4.5)	—	(1.0)	9.8	—
Other asset-backed securities	13.1	—	(0.1)	14.8	—	—	(1.6)	0.5	—	26.7	—
Total fixed maturities, including securities pledged	611.2	(8.3)	8.4	190.7	—	(18.3)	(100.4)	71.0	(10.3)	744.0	(8.1)
Equity securities, available-for-sale	47.5	—	0.4	—	—	—	—	—	—	47.9	—
Derivatives:
Guaranteed benefit derivatives:
Stabilizer and MCGs(2)	(161.3)	15.5	—	—	(4.7)	—	—	—	—	(150.5)	—
FIA(2)	(23.1)	(2.8)	—	—	0.1	—	2.5	—	—	(23.3)	—
Cash and cash equivalents, short-term investments, and short-term investments under securities loan agreement	—	—	—	—	—	—	—	—	—	—	—
Assets held in separate accounts(5)	4.0	—	—	3.0	—	(0.4)	—	2.7	(3.9)	5.4	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

(3) The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(4) For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations.
(5) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

C-51

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2015
	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3(3)	Transfers out of Level 3(3)	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(4)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	19.3	—	(0.2)	—	—	—	(0.8)	—	(16.0)	2.3	—
U.S. Corporate private securities	355.5	(0.1)	(14.8)	138.0	—	(2.5)	(91.0)	11.3	—	396.4	(0.2)
Foreign corporate public securities and foreign governments(1)	—	(1.7)	(0.1)	—	—	—	(2.1)	4.4	—	0.5	(1.7)
Foreign corporate private securities(1)	165.7	(0.5)	(1.8)	1.8	—	—	(33.8)	26.7	—	158.1	(0.7)
Residential mortgage-backed securities	17.3	(4.0)	(1.5)	9.8	—	—	—	6.6	—	28.2	(4.0)
Commercial mortgage-backed securities	19.0	—	(0.1)	14.8	—	—	(2.1)	—	(19.0)	12.6	—
Other asset-backed securities	2.4	—	—	12.4	—	—	(0.8)	5.3	(6.2)	13.1	—
Total fixed maturities, including securities pledged	579.2	(6.3)	(18.5)	176.8	—	(2.5)	(130.6)	54.3	(41.2)	611.2	(6.6)
Equity securities, available-for-sale	36.6	—	0.6	10.3	—	—	—	—	—	47.5	—
Derivatives:
Guaranteed benefit derivatives:
Stabilizer and MCGs(2)	(102.9)	(53.7)	—	—	(4.7)	—	—	—	—	(161.3)	—
FIA(2)	(26.3)	1.3	—	—	(0.1)	—	2.0	—	—	(23.1)	—
Cash and cash equivalents, short-term investments, and short-term investments under securities loan agreement	1.5	—	—	—	—	—	(1.5)	—	—	—	—
Assets held in separate accounts(5)	2.4	(0.1)	—	4.1	—	(0.1)	—	—	(2.3)	4.0	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

(3) The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(4) For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations.
(5) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

C-52

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

For the years ended December 31, 2016 and 2015, the transfers in and out of Level 3 for fixed maturities and equity securities, as well as separate accounts, were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

Significant Unobservable Inputs

The Company's Level 3 fair value measurements of its fixed maturities, equity securities available-for-sale and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

Quantitative information about the significant unobservable inputs used in the Company's Level 3 fair value measurements of its guaranteed benefit derivatives is presented in the following sections and table.

Significant unobservable inputs used in the fair value measurements of FIAs include nonperformance risk and policyholder behavior assumptions, such as lapses and partial withdrawals. Such inputs are monitored quarterly.

The significant unobservable inputs used in the fair value measurement of the Stabilizer embedded derivatives and MCG derivative are interest rate implied volatility, nonperformance risk, lapses and policyholder deposits. Such inputs are monitored quarterly.

Following is a description of selected inputs:

Interest Rate Volatility: A term-structure model is used to approximate implied volatility for the swap rates for the Stabilizer and MCG fair value measurements. Where no implied volatility is readily available in the market, an alternative approach is applied based on historical volatility.

Nonperformance Risk: For the estimate of the fair value of embedded derivatives associated with the Company's product guarantees, the Company uses a blend of observable, similarly rated peer company credit default swap spreads, adjusted to reflect the credit quality of the Company and the priority of policyholder claims.

Actuarial Assumptions: Management regularly reviews actuarial assumptions, which are based on the Company's experience and periodically reviewed against industry standards. Industry standards and Company experience may be limited on certain products.

C-53

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the unobservable inputs for Level 3 fair value measurements as of December 31, 2016:

	Range(1)
Unobservable Input	FIA		Stabilizer / MCG
Interest rate implied volatility	—		0.1% to 7.5%
Nonperformance risk	0.25% to 1.6%		0.25% to 1.6%
Actuarial Assumptions:
Partial Withdrawals	0% to 7.0%		—
Lapses	0% to 42%	(2)	0% to 50%	(3)
Policyholder Deposits(4)	—		0% to 50%	(3)
(1) Represents the range of reasonable assumptions that management has used in its fair value calculations.
(2) Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period.
(3) Stabilizer contracts with recordkeeping agreements have different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below:

	Percentage of Plans	Overall Range of Lapse Rates	Range of Lapse Rates for 85% of Plans	Overall Range of Policyholder Deposits	Range of Policyholder Deposits for 85% of Plans
Stabilizer (Investment Only) and MCG Contracts	93%	0-25%	0-15%	0-30%	0-15%
Stabilizer with Recordkeeping Agreements	7%	0-50%	0-30%	0-50%	0-25%
Aggregate of all plans	100%	0-50%	0-30%	0-50%	0-25%
(4) Measured as a percentage of assets under management or assets under administration.

The following table presents the unobservable inputs for Level 3 fair value measurements as of December 31, 2015:

	Range(1)
Unobservable Input	FIA		Stabilizer / MCG
Interest rate implied volatility	—		0.1% to 7.3%
Nonperformance risk	0.23% to 1.3%		0.23% to 1.3%
Actuarial Assumptions:
Partial Withdrawals	0.4% to 3.2%		—
Lapses	0% to 45%	(2)	0% to 50%	(3)
Policyholder Deposits(4)	—		0% to 50%	(3)
(1) Represents the range of reasonable assumptions that management has used in its fair value calculations.
(2) Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period.
(3) Stabilizer contracts with recordkeeping agreements have different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below:

	Percentage of Plans	Overall Range of Lapse Rates	Range of Lapse Rates for 85% of Plans	Overall Range of Policyholder Deposits	Range of Policyholder Deposits for 85% of Plans
Stabilizer (Investment Only) and MCG Contracts	90%	0-25%	0-15%	0-30%	0-15%
Stabilizer with Recordkeeping Agreements	10%	0-50%	0-30%	0-50%	0-25%
Aggregate of all plans	100%	0-50%	0-30%	0-50%	0-25%
(4) Measured as a percentage of assets under management or assets under administration.

Generally, the following will cause an increase (decrease) in the FIA embedded derivative fair value liability:

•	A decrease (increase) in nonperformance risk

•	A decrease (increase) in lapses

C-54

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Generally, the following will cause an increase (decrease) in the derivative and embedded derivative fair value liabilities related to Stabilizer and MCG contracts:

•	An increase (decrease) in interest rate implied volatility

•	A decrease (increase) in nonperformance risk

•	A decrease (increase) in lapses

•	A decrease (increase) in policyholder deposits

The Company notes the following interrelationships:

•	Generally, an increase (decrease) in interest rate volatility will increase (decrease) lapses of Stabilizer and MCG contracts due to dynamic participant behavior.

Other Financial Instruments

The carrying values and estimated fair values of the Company's financial instruments as of the dates indicated:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$24,895.0	$24,895.0	$22,258.8	$22,258.8
Equity securities, available-for-sale	82.3	82.3	131.3	131.3
Mortgage loans on real estate	4,254.5	4,339.6	3,729.1	3,881.1
Policy loans	218.9	218.9	229.8	229.8
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	972.7	972.7	902.6	902.5
Derivatives	470.8	470.8	450.3	450.3
Notes receivable from affiliates	175.0	216.2	175.0	208.4
Assets held in separate accounts	61,980.7	61,980.7	58,910.6	58,910.6
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	24,942.7	28,876.5	22,979.4	27,612.3
Supplementary contracts, immediate annuities and other	386.1	437.5	411.8	479.2
Deposit liabilities	172.0	245.8	194.8	194.8
Derivatives:
Guaranteed benefit derivatives:
FIA	23.3	23.3	23.1	23.1
Stabilizer and MCGs	150.5	150.5	161.3	161.3
Other derivatives	172.9	172.9	115.1	115.1
Long-term debt	4.9	4.9	4.9	4.9
Embedded derivatives on reinsurance	(43.5)	(43.5)	(71.6)	(71.6)
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Guaranteed benefit derivatives section of the table above.

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets, for which it

C-55

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements.  Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the following financial instruments, which are not carried at fair value on the Consolidated Balance Sheets:

Mortgage loans on real estate: The fair values for mortgage loans on real estate are estimated on a monthly basis using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Mortgage loans on real estate are classified as Level 3.

Policy loans: The fair value of policy loans approximates the carrying value of the loans.  Policy loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 2.

Notes receivable from affiliates: Estimated fair value of the Company's notes receivable from affiliates is determined primarily using a matrix-based pricing. The model considers the current level of risk-free interest rates, credit quality of the issuer and cash flow characteristics of the security model and is classified as Level 2.

Investment contract liabilities:
Funding agreements without a fixed maturity and deferred annuities: Fair value is estimated as the mean present value of stochastically modeled cash flows associated with the contract liabilities taking into account assumptions about contract holder behavior. The stochastic valuation scenario set is consistent with current market parameters and discount is taken using stochastically evolving risk-free rates in the scenarios plus an adjustment for nonperformance risk. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

Supplementary contracts and immediate annuities: Fair value is estimated as the mean present value of the single deterministically modeled cash flows associated with the contract liabilities discounted using stochastically evolving short risk-free rates in the scenarios plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

Deposit liabilities: Fair value is estimated as the present value of expected cash flows associated with the deposit liability discounted using risk-free rates plus adjustments for nonperformance risk and uncertainty in the expected cash flows. These liabilities are classified as Level 3.

Long-term debt: Estimated fair value of the Company’s long-term debt is based upon discounted future cash flows using a discount rate approximating the current market rate, incorporating nonperformance risk. Long-term debt is classified as Level 2.

Fair value estimates are made at a specific point in time, based on available market information and judgments about various financial instruments, such as estimates of timing and amounts of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized capital gains (losses). In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instruments. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

C-56

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

5.    Deferred Policy Acquisition Costs and Value of Business Acquired

The following table presents a rollforward of DAC and VOBA for the periods indicated:

	DAC	VOBA		Total
Balance at January 1, 2014	$476.2	$696.6		$1,172.8
Deferrals of commissions and expenses	69.8	6.9		76.7
Amortization:
Amortization	(91.0)	(113.3)		(204.3)
Interest accrued	35.9	59.2	(1)	95.1
Net amortization included in the Consolidated Statements of Operations	(55.1)	(54.1)		(109.2)
Change in unrealized capital gains/losses on available-for-sale securities	(94.4)	(122.6)		(217.0)
Balance as of December 31, 2014	396.5	526.8		923.3
Deferrals of commissions and expenses	76.9	5.8		82.7
Amortization:
Amortization	(106.8)	(117.9)		(224.7)
Interest accrued	36.2	55.9	(1)	92.1
Net amortization included in the Consolidated Statements of Operations	(70.6)	(62.0)		(132.6)
Change in unrealized capital gains/losses on available-for-sale securities	117.6	238.1		355.7
Balance as of December 31, 2015	520.4	708.7		1,229.1
Deferrals of commissions and expenses	73.5	5.3		78.8
Amortization:
Amortization	(95.7)	(159.8)		(255.5)
Interest accrued	37.5	51.5	(1)	89.0
Net amortization included in the Consolidated Statements of Operations	(58.2)	(108.3)		(166.5)
Change in unrealized capital gains/losses on available-for-sale securities	(59.3)	(68.3)		(127.6)
Balance as of December 31, 2016	$476.4	$537.4		$1,013.8

(1)	Interest accrued at the following rates for VOBA: 5.5% to 7.0% during 2016, 2015 and 2014.

The estimated amount of VOBA amortization expense, net of interest, during the next five years is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results and/or changes in best estimates of future results.

Year	Amount
2017	46.0
2018	36.9
2019	30.9
2020	27.4
2021	24.1

6.    Guaranteed Benefit Features

The Company calculates an additional liability for certain GMDBs and other minimum guarantees in order to recognize the expected value of these benefits in excess of the projected account balance over the accumulation period based on total expected assessments.

C-57

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company regularly evaluates estimates used to adjust the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

As of December 31, 2016, the account value for the separate account contracts with guaranteed minimum benefits was $38.4 billion. The additional liability recognized related to minimum guarantees was $157.7. As of December 31, 2015, the account value for the separate account contracts with guaranteed minimum benefits was $36.9 billion. The additional liability recognized related to minimum guarantees was $171.6.

The aggregate fair value of fixed income securities and equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2016 and 2015 was $8.0 billion and $7.8 billion, respectively.

7.    Reinsurance

As of December 31, 2016, the Company has reinsurance treaties with 6 unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts. As of December 31, 2016, the Company had agreements with two of its affiliates, Langhorne I, LLC, and Security Life of Denver International ("SLDI"), which are accounted for under the deposit method of accounting. Refer to the Related Party Transactions Note for further detail.

On October 1, 1998, the Company disposed of its individual life insurance business under an indemnity reinsurance arrangement with a subsidiary of Lincoln for $1.0 billion in cash. Under the agreement, the Lincoln subsidiary contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. The Lincoln subsidiary established a trust to secure its obligations to the Company under the reinsurance agreement. As of December 31, 2016 and 2015, the Company had $1.6 billion and $1.8 billion, respectively, related to Reinsurance recoverable from the subsidiary of Lincoln.

The Company assumed $25.0 of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $7.7 and $8.4 were maintained for this contract as of December 31, 2016 and 2015, respectively.

Premiums receivable and reinsurance recoverable was comprised of the following as of the dates indicated:

	December 31,
	2016	2015
Reserves ceded and claims recoverable	$1,650.3	$1,838.8
Premiums receivable, net	(16.6)	—
Total	$1,633.7	$1,838.8

The following table summarizes the effect of reinsurance on Premiums for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Premiums:
Direct premiums	$870.3	$657.2	$88.9
Reinsurance assumed	—	—	0.1
Reinsurance ceded	(0.1)	(0.1)	(0.2)
Net premiums	$870.2	$657.1	$88.8

C-58

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

8.    Capital Contributions, Dividends and Statutory Information

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10.0%) of VRIAC's earned statutory surplus at the prior year end or (2) VRIAC's prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the year ended December 31, 2016, VRIAC declared ordinary dividends to its Parent in the aggregate amount of $278.0, $274.0 of which was paid on May 23, 2016 and $4.0 of which was paid on December 27, 2016. During the year ended December 31, 2015, VRIAC declared ordinary dividends to its Parent in the aggregate amount of $321.0, $231.0 of which was paid on May 20, 2015 and $90.0 of which was paid on December 23, 2015.

On March 31, 2016, VFP paid a $20.0 dividend to VRIAC; on June 28, 2016, VFP paid a $20.0 dividend to VRIAC; on September 29, 2016, VFP paid a $20.0 dividend to VRIAC; and on December 12, 2016, VFP declared a dividend in the amount of $25.0, which was paid on December 16, 2016. On December 23, 2015, VFP paid a dividend in the amount of $115.0 to VRIAC.

During the years ended December 31, 2016 and 2015, DSL did not pay any dividends to VRIAC, its parent.

During the years ended December 31, 2016 and 2015, VRIAC did not receive any capital contributions from its Parent.

The Company is subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the National Association of Insurance Commissioners ("NAIC"), to authorized control level RBC, as defined by the NAIC. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Such statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities and contract owner account balances using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the Department, the entire amount or a portion of an insurance company's asset balance can be non-admitted depending on specific rules regarding admissibility. The most significant non-admitted assets of the Company are typically deferred tax assets.

Statutory net income (loss) was $266.2, $317.5 and $321.7, for the years ended December 31, 2016, 2015 and 2014, respectively. Statutory capital and surplus was $2.0 billion as of December 31, 2016 and 2015.

C-59

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

9.    Accumulated Other Comprehensive Income (Loss)

Shareholder's equity included the following components of AOCI as of the dates indicated.

	December 31,
	2016	2015	2014
Fixed maturities, net of OTTI	$862.7	$438.0	$1,553.7
Equity securities, available-for-sale	15.2	14.6	14.5
Derivatives	200.2	208.3	202.6
DAC/VOBA and Sales inducements adjustments on available-for-sale securities	(324.4)	(196.4)	(552.4)
Premium deficiency reserve adjustment	(89.2)	(66.5)	(129.8)
Unrealized capital gains (losses), before tax	664.5	398.0	1,088.6
Deferred income tax asset (liability)	(111.0)	(18.1)	(255.5)
Unrealized capital gains (losses), after tax	553.5	379.9	833.1
Pension and other postretirement benefits liability, net of tax	6.0	6.9	8.4
AOCI	$559.5	$386.8	$841.5

C-60

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Changes in AOCI, including the reclassification adjustments recognized in the Consolidated Statements of Operations were as follows for the periods indicated:

	Year Ended December 31, 2016
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$345.9		$(120.8)	$225.1
Equity securities	0.6		(0.2)	0.4
OTTI	8.7		(3.0)	5.7
Adjustments for amounts recognized in Net realized capital gains (losses) in the Consolidated Statements of Operations	70.1		(24.5)	45.6
DAC/VOBA and Sales inducements	(128.0)	(1)	44.8	(83.2)
Premium deficiency reserve adjustment	(22.7)		7.9	(14.8)
Change in unrealized gains/losses on available-for-sale securities	274.6		(95.8)	178.8

Derivatives:
Derivatives	11.2	(2)	(3.9)	7.3
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(19.3)		6.8	(12.5)
Change in unrealized gains/losses on derivatives	(8.1)		2.9	(5.2)

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1.4)	(3)	0.5	(0.9)
Change in pension and other postretirement benefits liability	(1.4)		0.5	(0.9)
Change in Other comprehensive income (loss)	$265.1		$(92.4)	$172.7
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.
(3) See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

C-61

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2015
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(1,183.7)		$410.0	$(773.7)
Equity securities	(0.2)		0.1	(0.1)
OTTI	2.8		(1.0)	1.8
Adjustments for amounts recognized in Net realized capital gains (losses) in the Consolidated Statements of Operations	65.5		(22.9)	42.6
DAC/VOBA and Sales inducements	356.0	(1)	(124.6)	231.4
Premium deficiency reserve adjustment	63.3		(22.2)	41.1
Change in unrealized gains/losses on available-for-sale securities	(696.3)		239.4	(456.9)

Derivatives:
Derivatives	19.7	(2)	(6.9)	12.8
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(14.0)		4.9	(9.1)
Change in unrealized gains/losses on derivatives	5.7		(2.0)	3.7

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(2.3)	(3)	0.8	(1.5)
Change in pension and other postretirement benefits liability	(2.3)		0.8	(1.5)
Change in Other comprehensive income (loss)	$(692.9)		$238.2	$(454.7)
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.
(3) See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

C-62

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2014
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$713.0		$(251.0)	$462.0
Equity securities	(1.3)		0.5	(0.8)
OTTI	5.1		(1.8)	3.3
Adjustments for amounts recognized in Net realized capital gains (losses) in the Consolidated Statements of Operations	15.0		(5.3)	9.7
DAC/VOBA and Sales inducements	(217.1)	(1)	76.0	(141.1)
Premium deficiency reserve adjustment	(47.4)		16.6	(30.8)
Change in unrealized gains/losses on available-for-sale securities	467.3		(165.0)	302.3

Derivatives:
Derivatives	77.0	(2)	(27.0)	50.0
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(7.4)		2.6	(4.8)
Change in unrealized gains/losses on derivatives	69.6		(24.4)	45.2

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(2.2)	(3)	0.8	(1.4)
Change in pension and other postretirement benefits liability	(2.2)		0.8	(1.4)
Change in Other comprehensive income (loss)	$534.7		$(188.6)	$346.1
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.
(3) See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

10.    Income Taxes

Income tax expense (benefit) consisted of the following for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Current tax expense (benefit):
Federal	$24.0	$54.1	$85.7
Total current tax expense (benefit)	24.0	54.1	85.7
Deferred tax expense (benefit):
Federal	(2.6)	(1.3)	(11.2)
Total deferred tax expense (benefit)	(2.6)	(1.3)	(11.2)
Total income tax expense (benefit)	$21.4	$52.8	$74.5

C-63

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Income taxes were different from the amount computed by applying the federal income tax rate to Income (loss) before income taxes for the following reasons for the periods indicated:

	Year Ended December 31,
	2016	2015	2014
Income (loss) before income taxes	$134.2	$226.0	$306.2
Tax rate	35.0%	35.0%	35.0%
Income tax expense (benefit) at federal statutory rate	47.0	79.1	107.2
Tax effect of:
Dividends received deduction	(26.5)	(23.7)	(30.7)
Valuation allowance	(2.1)	(3.6)	(0.4)
Audit settlements	(0.1)	(0.1)	(0.1)
Tax Credit	2.1	3.6	0.4
Other	1.0	(2.5)	(1.9)
Income tax expense (benefit)	$21.4	$52.8	$74.5
Effective tax rate	15.9%	23.4%	24.3%

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of the dates indicated, are presented below.

	December 31,
	2016	2015
Deferred tax assets
Insurance reserves	$224.0	$197.1
Investments	141.1	197.9
Compensation and benefits	71.4	69.6
Other assets	7.4	8.6
Total gross assets before valuation allowance	443.9	473.2
Less: Valuation allowance	5.0	7.1
Assets, net of valuation allowance	438.9	466.1

Deferred tax liabilities
Net unrealized investment (gains) losses	(346.1)	(208.0)
Deferred policy acquisition costs	(315.6)	(391.1)
Total gross liabilities	(661.7)	(599.1)
Net deferred income tax asset (liability)	$(222.8)	$(133.0)

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2016 and December 31, 2015, the Company had total valuation allowances of $5.0 and $7.1, respectively. As of December 31, 2016 and December 31, 2015, $124.3 and $126.4, respectively, of these valuation allowances were allocated to continuing operations, and $(119.3) as of the end of each period was allocated to Other comprehensive income related to realized and unrealized capital losses.

For the years ended December 31, 2016, 2015 and 2014, the decreases in the valuation allowance were $2.1, $3.6 and $0.4, respectively, all of which were allocated to continuing operations.

C-64

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Tax Sharing Agreement

The Company had a receivable from Voya Financial, Inc. of $0.7 and $10.5 as of December 31, 2016 and 2015, respectively, for federal income taxes under the intercompany tax sharing agreement.

The results of the Company's operations are included in the consolidated tax return of Voya Financial, Inc. Generally, the Company's consolidated financial statements recognize the current and deferred income tax consequences that result from the Company's activities during the current and preceding periods pursuant to the provisions of Income Taxes (ASC Topic 740) as if the Company were a separate taxpayer rather than a member of Voya Financial, Inc.'s consolidated income tax return group with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement. If the Company instead were to follow a separate taxpayer approach without any exceptions, there would be no impact to income tax expense (benefit) for the periods indicated above. Also, any current tax benefit related to the Company's tax attributes realized by virtue of its inclusion in the consolidated tax return of Voya Financial, Inc. would have been recorded directly to equity rather than income. Under the tax sharing agreement, Voya Financial, Inc. will pay the Company for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Unrecognized Tax Benefits

The Company had no unrecognized tax benefits as of December 31, 2016 and December 31, 2015.

Interest and Penalties

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income taxes and Income tax expense on the Consolidated Balance Sheets and the Consolidated Statements of Operations, respectively. The Company had no accrued interest as of December 31, 2016 and December 31, 2015.

Tax Regulatory Matters

During 2016, the Internal Revenue Service ("IRS") completed its examination of Voya Financial, Inc.'s consolidated return (including the Company) through tax year 2015. The audit settlements did not have a material impact on the Company. Voya Financial, Inc. (including the Company) is currently under audit by the IRS, and it is expected that the examination of tax year 2016 may be finalized within the next twelve months. Voya Financial, Inc. (including the Company) and the IRS have agreed to participate in the Compliance Assurance Process for the tax years 2016 and 2017.

11.    Benefit Plans

Defined Benefit Plan

Voya Services Company sponsors the Voya Retirement Plan (the "Retirement Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees) are eligible to participate, including the Company's employees other than Company agents.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). Beginning January 1, 2012, the Retirement Plan adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company.

The costs allocated to the Company for its employees' participation in the Retirement Plan were $7.7, $6.0 and $6.2 for the years ended December 31, 2016, 2015 and 2014, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

C-65

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Defined Contribution Plan

Voya Services Company sponsors the Voya Savings Plan and ESOP (the "Savings Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria. The Savings Plan is a tax-qualified defined contribution retirement plan, which includes an employee stock ownership plan ("ESOP") component. The Savings Plan is a tax qualified defined contribution and stock bonus plan, which includes an employee stock ownership plan component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. Voya Services Company matches such pre-tax contributions, up to a maximum of 6.0% of eligible compensation. Matching contributions are subject to a 4-year graded vesting schedule. Contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $11.7, $10.8 and $10.6, for the years ended December 31, 2016, 2015 and 2014, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Non-Qualified Retirement Plans

The Company, in conjunction with Voya Services Company, offers certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under Aetna Financial Services SERPs ceased, effective as of December 31, 2001 and participants began accruing benefits under Voya Services SERPs.  Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

Effective January 1, 2012, the Supplemental Executive Retirement Plan was amended to coordinate with the amendment of the Retirement Plan from its current final average pay formula to a cash balance formula.

The Company, in conjunction with Voya Services Company, sponsors the Pension Plan for Certain Producers of Voya Retirement Insurance and Annuity Company (the "Agents Non-Qualified Plan"). This plan covers certain full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet the eligibility criteria specified in the plan ("Career Agents"). The Agents Non-Qualified Plan was frozen effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan, are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and Voya Services Company. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

Obligations and Funded Status

The following table summarizes the benefit obligations for the SERPs and Agents Non-Qualified Plan as of December 31, 2016 and 2015:

	Year Ended December 31,
	2016	2015
Change in benefit obligation:
Benefit obligation, January 1	$88.1	$96.6
Interest cost	4.1	4.1
Benefits paid	(5.3)	(5.3)
Actuarial (gains) losses on obligation	0.6	(7.3)
Benefit obligation, December 31	$87.5	$88.1

C-66

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Amounts recognized on the Consolidated Balance Sheets in Other liabilities and in AOCI were as follows as of December 31, 2016 and 2015:

	December 31,
	2016	2015
Accrued benefit cost	$(87.5)	$(88.1)
Accumulated other comprehensive income (loss):
Prior service cost (credit)	(2.5)	(3.7)
Net amount recognized	$(90.0)	$(91.8)

Assumptions

The weighted-average assumptions used in the measurement of the December 31, 2016 and 2015 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

	2016	2015
Discount rate	4.55%	4.81%
Rate of compensation increase	4.00%	4.00%

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries, including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the Retirement Plan. Based upon all available information, it was determined that 4.55% was the appropriate discount rate as of December 31, 2016, to calculate the Company's accrued benefit liability.

The weighted-average assumptions used in calculating the net pension cost were as follows:

	2016	2015	2014
Discount rate	4.81%	4.36%	4.95%
Rate of compensation increase	4.00%	4.00%	4.00%

Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

Net Periodic Benefit Costs

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan were as follows for the years ended December 31, 2016, 2015 and 2014:

	Year Ended December 31,
	2016	2015	2014
Interest cost	$4.1	$4.1	$4.0
Amortization of prior service cost (credit)	(1.2)	(1.2)	(1.2)
Net (gain) loss recognition	0.6	(7.3)	13.3
Net periodic (benefit) cost	$3.5	$(4.4)	$16.1

Cash Flows

In 2017, the Company is expected to contribute $6.0 to the SERPs and Agents Non-Qualified Plan. Future expected benefit payments related to the SERPs and Agents Non-Qualified Plan, for the years ended December 31, 2017 through 2021 and thereafter through 2026, are estimated to be $6.0, $7.3, $5.8, $6.2, $6.0 and $27.8, respectively.

C-67

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Share Based Compensation Plans

Certain employees of the Company participate in the 2013 and 2014 Omnibus Employee Incentive Plans ("the Omnibus Plans") sponsored by Voya Financial, Inc., with respect to awards granted in 2013 through 2015. Certain employees also participate in various ING Group share-based compensation plans with respect to awards granted prior to 2013. Upon closing of the IPO, certain awards granted by ING Group that, upon vesting, would have been issuable in the form of American Depository Receipts ("ADRs") of ING Group were converted into performance shares or restricted stock units ("RSUs") under the Omnibus Plans that upon vesting, will be issuable in Voya Financial, Inc. common stock.

The Company was allocated compensation expense from Voya Financial, Inc. and ING Group of $22.3, $22.0 and $25.1 for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company recognized tax benefits of $7.8, $7.7 and $8.6 in 2016, 2015 and 2014, respectively. Excess tax benefits are recognized in Additional paid-in capital and are accounted for in a single pool available to all share-based compensation awards. Excess tax benefits in Additional paid-in capital are not recognized until the benefits result in a reduction in taxes payable. The Company uses tax law ordering when determining when excess tax benefits have been realized.

Other Benefit Plans

In addition, the Company, in conjunction with Voya Services Company, sponsors the following benefit plans:

•
The Voya 401(k) Plan for VRIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay. A request for a determination letter on the qualified status of the Voya 401(k) Plan for VRIAC Agents was filed with the IRS on January 1, 2014. A favorable determination letter was received dated August 28, 2014.

•
The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.

•	The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.

•
Certain health care and life insurance benefits for retired employees and their eligible dependents. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually and the Company subsidizes a portion of the monthly per-participant premium. Beginning August 1, 2009, the Company moved from self-insuring these costs and began to use a private-fee-for-service Medicare Advantage program for post-Medicare eligible retired participants. In addition, effective October 1, 2009, the Company no longer subsidizes medical premium costs for early retirees. This change does not impact any participant currently retired and receiving coverage under the plan or any employee who is eligible for coverage under the plan and whose employment ended before October 1, 2009. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

•	The Voya Financial, Inc. Supplemental Executive Retirement Plan, which is a non-qualified defined benefit restoration pension plan.

•	The Voya Financial, Inc. Deferred Compensation Savings Plan, which is a non-qualified deferred compensation plan that includes a 401(k) excess component.

The benefit charges allocated to the Company related to these plans for the years ended December 31, 2016, 2015 and 2014, were $12.6, $12.5 and $12.8, respectively.

12.    Financing Agreements

Windsor Property Loan

On June 16, 2007, the State of Connecticut acting on behalf of the Department of Economic and Community Development ("DECD") loaned VRIAC $9.9 (the "DECD Loan") in connection with the development of the corporate office facility located at One Orange Way, Windsor, Connecticut that serves as the principal executive offices of the Company (the "Windsor Property").

C-68

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The loan has a term of twenty years and bears an annual interest rate of 1.0%. As long as no defaults have occurred under the loan, no payments of principal or interest are due for the initial ten years of the loan. For the second ten years of the DECD Loan term, VRIAC is obligated to make monthly payments of principal and interest.

The DECD Loan provided for loan forgiveness during the first five years of the term at varying amounts up to $5.0 if VRIAC and its affiliates met certain employment thresholds at the Windsor Property during that period. On December 1, 2008, the DECD determined that the Company had met the employment thresholds for loan forgiveness and, accordingly, forgave $5.0 of the DECD Loan to VRIAC in accordance with the terms of the DECD Loan. The DECD Loan provides additional loan forgiveness at varying amounts up to $4.9 if VRIAC and its Voya affiliates meet certain employment thresholds at the Windsor Property during years five through ten of the loan. VRIAC's obligations under the DECD Loan are secured by an unlimited recourse guaranty from its affiliate, Voya Services Company. In November 2012, VRIAC provided a letter of credit to the DECD in the amount of $10.6 as security for its repayment obligations with respect to the loan.

At December 31, 2016 and 2015, the amount of the loan outstanding was $4.9, which was reflected in Long-term debt on the Consolidated Balance Sheets.

13.    Commitments and Contingencies

Leases

All of the Company's expenses for leased and subleased office properties are paid for by an affiliate and allocated back to the Company, as all remaining operating leases were executed by Voya Services Company as of December 31, 2008, which resulted in the Company no longer being party to any operating leases. For the years ended December 31, 2016, 2015 and 2014, rent expense for leases was $4.1, $4.1 and $3.8, respectively.

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. As of December 31, 2016 and 2015, the Company had off-balance sheet commitments to acquire mortgage loans of $602.0 and $221.0, respectively, and purchase limited partnerships and private placement investments of $455.9 and $330.4, respectively.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreement, letter of credit ("LOC") and derivative transactions as described further in this note. The components of the fair value of the restricted assets were as follows as of the dates indicated:

	December 31,
	2016	2015
Other fixed maturities-state deposits	$13.4	$13.5
Securities pledged(1)	767.9	249.2
Total restricted assets	$781.3	$262.7
(1) Includes the fair value of loaned securities of $548.2 and $178.9 as of December 31, 2016 and 2015, respectively. In addition, as of December 31, 2016 and 2015, the Company delivered securities as collateral of $219.7 and $70.3, respectively. Loaned securities and securities delivered as collateral are included in Securities pledged on the Consolidated Balance Sheets.

C-69

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Litigation, Regulatory Matters and Loss Contingencies

Litigation, regulatory and other loss contingencies arise in connection with the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including negligence, breach of contract, fraud, violation of regulation or statute, breach of fiduciary duty, negligent misrepresentation, failure to supervise, elder abuse and other torts.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company. The potential outcome of such action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, settlement payments, additional payments to beneficiaries and additional escheatment of funds deemed abandoned under state laws. They may also result in fines and penalties and changes to the Company's procedures for the identification and escheatment of abandoned property or the correction of processing errors and other financial liability.

The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2016, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, is not material to the Company.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Litigation includes Dezelan v. Voya Retirement Insurance and Annuity Company (USDC District of Connecticut, No. 3:16-cv-1251)(filed July 26, 2016), a putative class action in which plaintiff, a participant in a 403(b) Plan, seeks to represent the a class of plans whose assets are invested in VRIAC “Group Annuity Contract Stable Value Funds.”  Plaintiff alleges that VRIAC has violated the Employee Retirement Income Security Act of 1974 by charging unreasonable fees and setting its own compensation in

C-70

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

connection with stable value products.  Plaintiff seeks declaratory and injunctive relief, disgorgement of profits, damages and attorney’s fees. The Company denies the allegations, which it believes are without merit, and intends to defend the case vigorously.

14.    Related Party Transactions

Operating Agreements

VRIAC has certain agreements whereby it generates revenues and incurs expenses with affiliated entities. The agreements are as follows:

•
Investment Advisory agreement with Voya Investment Management LLC ("VIM"), an affiliate, in which VIM provides asset management, administrative and accounting services for VRIAC's general account. VRIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2016, 2015 and 2014, expenses were incurred in the amounts of $57.6, $51.5 and $50.2, respectively.

•
Services agreement with Voya Services Company for administrative, management, financial and information technology services, dated January 1, 2001 and amended effective January 1, 2002. For the years ended December 31, 2016, 2015 and 2014, expenses were incurred in the amounts of $264.7, $235.1 and $197.7, respectively.

•
Amended and Restated Services agreement between VRIAC and its U.S. insurance company affiliates and other affiliates for administrative, management, financial and information technology services, dated as of April 1, 2015. For the years ended December 31, 2016, 2015 and 2014, expenses related to the agreement were incurred in the amount of $44.5, $26.7 and $26.9, respectively.

•
Service agreement with Voya Institutional Plan Services, LLC ("VIPS") effective November 30, 2008 pursuant to which VIPS provides record-keeper services to certain benefit plan clients of VRIAC. For the years ended December 31, 2016, 2015 and 2014, VRIAC's net earnings related to the agreement were in the amount of $5.4, $7.5 and $8.1, respectively.

•
Intercompany agreement with VIM pursuant to which VIM agreed, effective January 1, 2010, to pay the Company, on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the years ended December 31, 2016, 2015 and 2014, revenue under the VIM intercompany agreement was $33.3, $35.0 and $31.9, respectively.

•
Variable annuity, fixed insurance and mutual fund products issued by VRIAC are sold by Voya Financial Advisors, Inc.("VFA"), an affiliate of VRIAC.  For the years ended December 31, 2016, 2015 and 2014 commission expenses incurred by VRIAC were $73.4, $74.0 and $71.6, respectively.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods. Revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those incurred if the Company was not a wholly owned subsidiary of its Parent.

DSL has certain agreements whereby it generates revenues and expenses with affiliated entities, as follows:

•
Underwriting and distribution agreements with Voya Insurance and Annuity Company ("VIAC") and ReliaStar Life Insurance Company of New York ("RLNY"), affiliated companies as well as VRIAC, whereby DSL serves as the principal underwriter for variable insurance products and provides wholesale distribution services for mutual fund custodial products. In addition, DSL is authorized to enter into agreements with broker-dealers to distribute the variable insurance products and appoint representatives of the broker-dealers as agents. For the years ended December 31, 2016, 2015 and 2014, commissions were collected in the amount of $175.4, $229.7 and $244.9, respectively. Such commissions are, in turn, paid to broker-dealers.

•
Intercompany agreements with each of VIAC, VIPS, ReliaStar Life Insurance Company and Security Life of Denver Insurance Company (individually, the "Contracting Party") pursuant to which DSL agreed, effective January 1, 2010, to pay the Contracting Party, on a monthly basis, a portion of the revenues DSL earns as investment adviser to certain U.S. registered investment companies that are either investment option under certain variable insurance products of the Contracting Party or are purchased for certain customers of the Contracting Party. For the years ended December 31, 2016, 2015 and 2014, expenses were incurred under these intercompany agreements in the aggregate amount of $123.2, $206.5 and $231.5, respectively.

C-71

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•
Service agreement with RLNY whereby DSL receives managerial and supervisory services and incurs a fee. For the years ended December 31, 2016, 2015 and 2014, expenses were incurred under this service agreement in the amount of $2.9, $2.8 and $3.3, respectively.

•
Administrative and advisory services agreements with Voya Investments, LLC and VIM, affiliated companies, in which DSL receives certain services for a fee. The fee for these services is calculated as a percentage of average assets of Voya Investors Trust. For the years ended December 31, 2016, 2015 and 2014, expenses were incurred in the amounts of $69.8, $67.8 and $45.5, respectively.

Reinsurance Agreements

The Company has entered into the following agreements that are accounted for under the deposit method with two of its affiliates. As of December 31, 2016 and 2015, the Company had deposit assets of $80.4 and $91.0, respectively, and deposit liabilities of $172.0 and $194.8, respectively, related to these agreements. Deposit assets and liabilities are included in Other assets and Other liabilities, respectively, on the Consolidated Balance Sheets.

Effective January 1, 2014, VRIAC entered into a coinsurance agreement with Langhorne I, LLC, an affiliated captive reinsurance company, to manage reserve and capital requirements in connection with a portion of our Stabilizer and Managed Custody Guarantee business.

Effective December 31, 2012, the Company entered into an automatic reinsurance agreement with its affiliate, SLDI, to manage the reserve and capital requirements in connection with a portion of its deferred annuities business. Under the terms of the agreement, the Company reinsures to SLDI, on an indemnity reinsurance basis, a quota share of its liabilities on certain contracts. The quota share percentage with respect to the contracts that are delivered or issued for delivery in the State of New York is 90% and the quota share percentage with respect to the contracts that are delivered or issued for delivery outside of the State of New York is 100%.

Investment Advisory and Other Fees

DSL has been retained by Voya Investors Trust, an affiliate, pursuant to a management agreement to provide advisory, management, administrative and other services to Voya Investors Trust. Under the management agreement, DSL provides or arranges for the provision of all services necessary for the ordinary operations of Voya Investors Trust. DSL earns a monthly fee based on a percentage of average daily net assets of Voya Investors Trust. DSL has entered into an administrative services subcontract with Voya Investments, LLC, an affiliate, pursuant to which Voya Investments, LLC, provides certain management, administrative and other services to Voya Investors Trust and is compensated a portion of the fees received by DSL under the management agreement. In addition to being the investment advisor of the Trust, DSL is the investment advisor of Voya Partners, Inc., an affiliate. DSL and Voya Partners, Inc. have an investment advisory agreement, whereby DSL has overall responsibility to provide portfolio management services for Voya Partners, Inc. Voya Partners, Inc. pays DSL a monthly fee which is based on a percentage of average daily net assets. For the years ended December 31, 2016, 2015 and 2014, revenue received by DSL under these agreements (exclusive of fees paid to affiliates) was $350.3, $379.7 and $414.3, respectively. As of December 31, 2016 and 2015, DSL had $29.7 and $30.1, respectively, receivable from Voya Investors Trust under the management agreement.

Additionally, VFP acts as a distributor of insurance products issued by its affiliates, which may in turn invest in mutual funds products issued by certain of its affiliates. For the years ended December 31, 2016, 2015 and 2014, distribution revenues received by VFP related to affiliated mutual fund products were $25.4, $26.1 and $24.7, respectively.

Financing Agreements

Reciprocal Loan Agreement

The Company maintains a reciprocal loan agreement with Voya Financial, Inc., an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which became effective in June 2001 and expires on April 1, 2021, either party can borrow from the other up to 3.0% of the Company's statutory admitted assets as of the preceding December 31. During the years ended December 31, 2016, 2015, and 2014, interest on any borrowing by

C-72

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

either the Company or Voya Financial, Inc. was charged at a rate based on the prevailing market rate for similar third-party borrowings or securities.

Under this agreement, the Company incurred immaterial interest expense for the years ended December 31, 2016, 2015 and 2014. The Company earned interest income of $0.4, $0.8 and $0.4 for the years ended December 31, 2016, 2015 and 2014, respectively. Interest expense and income are included in Operating expenses and Net investment income, respectively, in the Consolidated Statements of Operations.  As of December 31, 2016 and 2015, the Company did not have any outstanding receivable/payable with Voya Financial, Inc. under the reciprocal loan agreement.

Note with Affiliate

On December 29, 2004, VIAC issued a surplus note in the principal amount of $175.0 (the "Note") scheduled to mature on December 29, 2034, to VRIAC. The Note bears interest at a rate of 6.26% per year. Interest is scheduled to be paid semi-annually in arrears on June 29 and December 29 of each year, commencing on June 29, 2005. Interest income was $11.1 for each of the years ended December 31, 2016, 2015 and 2014.

C-73

333-220690	December, 2017